UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-5511

Variable Insurance Products Fund II
 (Exact name of registrant as specified in charter)

245 Summer St., Boston, Massachusetts 02210
 (Address of principal executive offices)       (Zip code)

Scott C. Goebel, Secretary

245 Summer St.

Boston, Massachusetts 02210
(Name and address of agent for service)

Registrant's telephone number, including area code: 617-563-7000

Date of fiscal year end:	December 31

Date of reporting period:	December 31, 2013

Item 1. Reports to Stockholders

Fidelity® Variable Insurance Products:

Contrafund® Portfolio

Annual Report

December 31, 2013

(Fidelity Cover Art)

Contents

Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Fidelity Variable Insurance Products are separate account options which are purchased through a variable insurance contract.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2014 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. Performance numbers are net of all underlying fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would have been lower. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended December 31, 2013	Past 1 year	Past 5 years	Past 10 years
VIP ContrafundSM Portfolio - Initial Class	31.29%	18.84%	9.23%
VIP Contrafund Portfolio - Service Class	31.14%	18.73%	9.12%
VIP Contrafund Portfolio - Service Class 2	30.95%	18.55%	8.95%
VIP Contrafund Portfolio - Investor Class A	31.15%	18.74%	9.13%

A The initial offering of Investor Class shares took place on July 21, 2005. Returns prior to July 21, 2005, are those of Initial Class. Had Investor Class's transfer agent fee been reflected, returns prior to July 21, 2005, would have been lower.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in VIP ContrafundSM Portfolio - Initial Class on December 31, 2003. The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: Global equity markets remained upbeat for the 12 months ending December 31, 2013, propelling the MSCI® ACWI® (All Country World Index) Index to a 23.24% return. Midyear turbulence gave way by autumn when policymakers in the U.S. and China had made clear their intentions to maintain accommodative monetary policies. That stance, combined with modest cyclical improvement around the globe and generally low valuations, underpinned the broad rally in equities, although the relative strength of the U.S. dollar generally tempered gains for U.S. investors holding foreign securities based in local currencies. During the period, the broad-market S&P 500® Index set a series of new highs, finishing the year up 32.39%. For the first time since 1995, the S&P® scored a "perfect 10," with all 10 economic sectors gaining at least 10% for the year. A resurgence in growth-oriented stocks lifted the Nasdaq Composite Index® to a 40.12% result for 2013, while the blue-chip Dow Jones Industrial AverageSM notched a relatively more modest 29.65% gain. International developed-markets equities rose in concert with their U.S. counterparts, with the MSCI® EAFE® Index gaining 22.92% for the period. Meanwhile, foreign exchange and commodity weakness curbed results in resource-heavy emerging markets (EM), especially in the year's waning months. More generally, concern over EM's slowing growth, its declining share of global trade and uncertainty surrounding U.S. central bank intentions were all factors hampering performance. The MSCI Emerging Markets Index returned -2.27% for the period. On the bond side, U.S. high-yield securities rallied with equities for much of the period, with The BofA Merrill LynchSM US High Yield Constrained Index returning 7.41% for 2013. The more rate-sensitive U.S. investment-grade bond category faced headwinds though, as reflected in the -2.02% return of the Barclays® U.S. Aggregate Bond Index. Within the Barclays index, investment-grade corporate credit returned -2.01%, while ultra-safe U.S. Treasuries saw a -2.75% result. Major non-U.S. developed markets performed only slightly better, with the Citigroup® Non-USD Group-of-Seven (G7) Equal Weighted Index logging a -1.59% result. After several years of strong advances, EM debt reversed course in 2013, with the J.P. Morgan Emerging Markets Bond Index Global returning -6.58%.

Comments from Co-Portfolio Manager Robert Stansky, Head of FMR's Stock Selector Large Cap Group, which manages VIP ContrafundSM Portfolio: For the year, the fund's share classes trailed the S&P 500®. (For specific portfolio results, please refer to the performance section of this report.) The fund fell short of its benchmark during this period of strong performance for equities due to disappointing picks in industrials and energy. Our stock choices were strongest within telecommunication services, health care and financials. Positioning in Apple was a major detractor, especially a sizable overweighting early in the period, when the stock lost ground. We significantly reduced our stake in the personal electronics giant - moving to an underweighting. Still, Apple remained among the fund's largest holdings, and was a modest overweighting at period end. We also missed with our timing on tech titan Microsoft. We largely avoided the stock early on, thinking its valuation reflected the software maker's near-term outlook amid a dearth of growth in personal computers. We established a position in April, however, partly in anticipation of a corporate realignment and a reshuffling of priorities to allow the company to refocus on cloud computing. The stock gained nicely through the end of the year, but it still detracted because our exposure was lower than that of the benchmark, on average. A non-index stake in British American Tobacco detracted, as the stock meaningfully underperformed, due in part to a global preference for U.S.-based stocks over European names. Conversely, we successfully avoided computer services provider and lagging index component IBM, which we believe faces increased pressure from competitors and slowing growth prospects. We fared better within telecommunication services, avoiding index goliath AT&T for much of the 12-month period. Selling it in January because its growth was slowing was a good call, as the stock lagged due to weakening fundamentals in wireless and rising interest rates, the latter of which hurt dividend-paying stocks.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2013 to December 31, 2013).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio B	Beginning Account Value July 1, 2013	Ending Account Value December 31, 2013	Expenses Paid During Period* July 1, 2013 to December 31, 2013
Initial Class	.63%
Actual		$ 1,000.00	$ 1,177.10	$ 3.46
Hypothetical A		$ 1,000.00	$ 1,022.03	$ 3.21
Service Class	.73%
Actual		$ 1,000.00	$ 1,176.60	$ 4.00
Hypothetical A		$ 1,000.00	$ 1,021.53	$ 3.72
Service Class 2.88%
Actual		$ 1,000.00	$ 1,175.70	$ 4.83
Hypothetical A		$ 1,000.00	$ 1,020.77	$ 4.48
Service Class 2R	.88%
Actual		$ 1,000.00	$ 1,175.40	$ 4.83
Hypothetical A		$ 1,000.00	$ 1,020.77	$ 4.48
Investor Class	.71%
Actual		$ 1,000.00	$ 1,176.70	$ 3.90
Hypothetical A		$ 1,000.00	$ 1,021.63	$ 3.62

A 5% return per year before expenses

B Annualized expense ratio reflects expenses net of applicable fee waivers.

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Ten Stocks as of December 31, 2013
	% of fund's net assets	% of fund's net assets 6 months ago
Apple, Inc.	3.2	1.8
JPMorgan Chase & Co.	2.1	2.0
Procter & Gamble Co.	2.0	2.1
Google, Inc. Class A	1.9	1.9
Capital One Financial Corp.	1.8	2.0
Yahoo!, Inc.	1.8	0.0
Microsoft Corp.	1.7	1.7
Bank of America Corp.	1.6	1.6
The Coca-Cola Co.	1.5	1.7
British American Tobacco PLC sponsored ADR	1.4	1.5
	19.0
Market Sectors as of December 31, 2013
	% of fund's net assets	% of fund's net assets 6 months ago
Information Technology	18.1	17.4
Financials	16.5	16.9
Health Care	13.1	12.4
Consumer Discretionary	12.1	12.2
Industrials	10.6	10.2
Energy	9.8	9.9
Consumer Staples	9.8	10.1
Materials	3.7	3.3
Utilities	3.1	3.2
Telecommunication Services	1.7	2.1
Asset Allocation (% of fund's net assets)
As of December 31, 2013*		As of June 30, 2013**
	Stocks and Equity Futures 99.1%		Stocks and Equity Futures 98.1%
	Bonds 0.0%†		Bonds 0.0%†
	Short-Term Investments and Net Other Assets (Liabilities) 0.9%		Short-Term Investments and Net Other Assets (Liabilities) 1.9%
* Foreign investments	12.9%	** Foreign investments	9.9%

† Amount represents less than 0.1%

Annual Report

Investments December 31, 2013

Showing Percentage of Net Assets

Common Stocks - 98.3%
	Shares	Value
CONSUMER DISCRETIONARY - 12.1%
Diversified Consumer Services - 0.4%
H&R Block, Inc.	2,656,760	$ 77,152,310
Hotels, Restaurants & Leisure - 1.9%
ARAMARK Holdings Corp. (a)	212,500	5,571,750
Domino's Pizza, Inc.	289,923	20,193,137
Extended Stay America, Inc. unit	1,268,238	33,303,930
Wynn Resorts Ltd.	586,693	113,941,648
Yum! Brands, Inc.	2,389,872	180,698,222
		353,708,687
Internet & Catalog Retail - 0.7%
Liberty Interactive Corp. Series A (a)	4,797,679	140,811,879
Media - 4.9%
Comcast Corp. Class A	762,506	39,623,624
DIRECTV (a)	2,215,295	153,054,732
Legend Pictures LLC (a)(f)(g)	2,062	3,717,786
Liberty Global PLC Class A (a)	542,363	48,264,883
The Madison Square Garden Co. Class A (a)	337,934	19,458,240
The Walt Disney Co.	2,503,667	191,280,159
Time Warner, Inc.	2,570,067	179,185,071
Twenty-First Century Fox, Inc. Class A	6,333,797	222,822,978
Viacom, Inc. Class B (non-vtg.)	728,752	63,649,200
Weinstein Co. Holdings LLC Class A-1 (a)(f)(g)	11,499	4,312,125
		925,368,798
Multiline Retail - 1.5%
Dollar General Corp. (a)	2,626,220	158,413,590
Target Corp.	1,837,656	116,268,495
		274,682,085
Specialty Retail - 1.6%
Lowe's Companies, Inc.	2,746,357	136,081,989
TJX Companies, Inc.	2,630,422	167,636,794
		303,718,783
Textiles, Apparel & Luxury Goods - 1.1%
Fossil Group, Inc. (a)	442,606	53,086,164
lululemon athletica, Inc. (a)	975,262	57,569,716
Oxford Industries, Inc.	347,271	28,014,352
PVH Corp.	442,629	60,206,397
		198,876,629
TOTAL CONSUMER DISCRETIONARY		2,274,319,171
CONSUMER STAPLES - 9.7%
Beverages - 2.5%
Anheuser-Busch InBev SA NV	252,471	26,846,825
Coca-Cola Bottling Co. Consolidated	112,072	8,202,550
Coca-Cola Icecek A/S	328,515	7,910,959
Constellation Brands, Inc. Class A (sub. vtg.) (a)	126,413	8,896,947

	Shares	Value
Diageo PLC sponsored ADR	320,642	$ 42,459,414
Embotelladora Andina SA sponsored ADR	273,837	7,733,157
Pernod Ricard SA	342,679	39,038,580
Remy Cointreau SA	439,343	36,862,610
The Coca-Cola Co.	6,939,741	286,680,701
		464,631,743
Food & Staples Retailing - 2.0%
CVS Caremark Corp.	2,425,815	173,615,580
Drogasil SA	676,600	4,276,846
Kroger Co.	2,951,274	116,663,861
Sysco Corp.	825,077	29,785,280
Wal-Mart Stores, Inc.	731,756	57,581,880
		381,923,447
Food Products - 0.7%
Bunge Ltd.	451,712	37,090,072
ConAgra Foods, Inc.	512,600	17,274,620
Green Mountain Coffee Roasters, Inc.	249,119	18,828,414
Mead Johnson Nutrition Co. Class A	575,199	48,178,668
Nestle SA	281,488	20,630,273
		142,002,047
Household Products - 2.0%
Procter & Gamble Co.	4,591,884	373,825,276
Personal Products - 0.1%
Nu Skin Enterprises, Inc. Class A	89,408	12,357,974
Tobacco - 2.4%
Altria Group, Inc.	3,912,630	150,205,866
British American Tobacco PLC sponsored ADR	2,539,979	272,844,544
Philip Morris International, Inc.	268,176	23,366,175
Souza Cruz SA	910,800	9,391,553
		455,808,138
TOTAL CONSUMER STAPLES		1,830,548,625
ENERGY - 9.7%
Energy Equipment & Services - 1.5%
C&J Energy Services, Inc. (a)(d)	1,152,539	26,623,651
Cameron International Corp. (a)	1,289,589	76,769,233
Dril-Quip, Inc. (a)	148,484	16,322,846
FMC Technologies, Inc. (a)	915,829	47,815,432
Halliburton Co.	1,577,182	80,041,987
Ocean Rig UDW, Inc. (United States) (a)	663,700	12,776,225
Oceaneering International, Inc.	234,018	18,459,340
Pacific Drilling SA (a)	567,835	6,507,389
Vantage Drilling Co. (a)	6,359,500	11,701,480
		297,017,583
Oil, Gas & Consumable Fuels - 8.2%
Anadarko Petroleum Corp.	1,781,821	141,334,042
Cabot Oil & Gas Corp.	1,917,300	74,314,548
Carrizo Oil & Gas, Inc. (a)	111,000	4,969,470
Common Stocks - continued
	Shares	Value
ENERGY - continued
Oil, Gas & Consumable Fuels - continued
Chevron Corp.	1,348,500	$ 168,441,135
Cobalt International Energy, Inc. (a)	792,062	13,029,420
Concho Resources, Inc. (a)	397,008	42,876,864
ConocoPhillips Co.	2,858,975	201,986,584
Continental Resources, Inc. (a)	398,793	44,872,188
EOG Resources, Inc.	468,287	78,597,290
Exxon Mobil Corp.	2,693,334	272,565,401
Forest Oil Corp. (a)	1,403,600	5,066,996
Kinder Morgan Holding Co. LLC	1,185,500	42,678,000
Marathon Oil Corp.	2,892,518	102,105,885
Noble Energy, Inc.	860,300	58,595,033
Peabody Energy Corp.	1,705,380	33,306,071
Phillips 66 Co.	1,664,639	128,393,606
Spectra Energy Corp.	1,424,200	50,730,004
Suncor Energy, Inc.	1,538,460	53,934,809
Valero Energy Partners LP	739,400	25,472,330
		1,543,269,676
TOTAL ENERGY		1,840,287,259
FINANCIALS - 16.5%
Capital Markets - 3.0%
Ameriprise Financial, Inc.	806,107	92,742,610
BlackRock, Inc. Class A	310,257	98,187,033
Credit Suisse Group AG	667,378	20,597,540
Deutsche Bank AG	418,072	20,084,776
E*TRADE Financial Corp. (a)	2,403,227	47,199,378
Evercore Partners, Inc. Class A	325,400	19,452,412
Invesco Ltd.	2,241,982	81,608,145
Morgan Stanley	2,202,987	69,085,672
Northern Trust Corp.	456,114	28,228,895
Oaktree Capital Group LLC Class A	556,474	32,742,930
The Blackstone Group LP	1,394,238	43,918,497
UBS AG	355,820	6,813,011
		560,660,899
Commercial Banks - 2.4%
Barclays PLC	12,566,977	56,826,397
BNP Paribas SA	318,300	24,806,203
Erste Group Bank AG	551,127	19,204,836
Huntington Bancshares, Inc.	4,272,374	41,228,409
KBC Groupe SA	161,288	9,152,711
Mitsubishi UFJ Financial Group, Inc.	4,030,400	26,759,423
Sberbank (Savings Bank of the Russian Federation) sponsored ADR	740,444	9,314,786
Societe Generale Series A	833,143	48,390,657
Synovus Financial Corp.	6,291,161	22,648,180
U.S. Bancorp	4,815,592	194,549,917
		452,881,519

	Shares	Value
Consumer Finance - 2.4%
Capital One Financial Corp.	4,576,748	$ 350,624,664
Discover Financial Services	378,103	21,154,863
SLM Corp.	3,349,176	88,016,345
		459,795,872
Diversified Financial Services - 5.3%
Bank of America Corp.	19,426,114	302,464,595
Citigroup, Inc.	4,949,350	257,910,629
IntercontinentalExchange Group, Inc.	164,092	36,907,573
JPMorgan Chase & Co.	6,678,339	390,549,265
KBC Ancora (a)	411,678	14,877,894
		1,002,709,956
Insurance - 1.8%
ACE Ltd.	166,551	17,243,025
Direct Line Insurance Group PLC	9,143,100	37,790,729
esure Group PLC	3,261,214	13,490,217
Fairfax Financial Holdings Ltd. (sub. vtg.)	54,800	21,879,245
Marsh & McLennan Companies, Inc.	1,125,570	54,432,565
MetLife, Inc.	2,557,130	137,880,450
The Travelers Companies, Inc.	514,241	46,559,380
Validus Holdings Ltd.	318,470	12,831,156
		342,106,767
Real Estate Investment Trusts - 0.8%
American Tower Corp.	1,045,333	83,438,480
Equity Lifestyle Properties, Inc.	821,224	29,752,946
Sun Communities, Inc.	701,869	29,927,694
		143,119,120
Real Estate Management & Development - 0.7%
Altisource Residential Corp. Class B	1,698,082	51,129,249
CBRE Group, Inc. (a)	3,397,725	89,360,168
		140,489,417
Thrifts & Mortgage Finance - 0.1%
Ocwen Financial Corp. (a)	238,547	13,227,431
TOTAL FINANCIALS		3,114,990,981
HEALTH CARE - 13.1%
Biotechnology - 3.4%
Actelion Ltd.	323,441	27,320,531
Alexion Pharmaceuticals, Inc. (a)	645,732	85,921,100
Amgen, Inc.	1,381,020	157,657,243
Biogen Idec, Inc. (a)	491,031	137,365,922
CSL Ltd.	296,058	18,229,589
Gilead Sciences, Inc. (a)	2,832,053	212,828,783
		639,323,168
Health Care Equipment & Supplies - 1.8%
Boston Scientific Corp. (a)	7,767,908	93,370,254
Covidien PLC	1,531,290	104,280,849
Edwards Lifesciences Corp. (a)	150,808	9,917,134
Common Stocks - continued
	Shares	Value
HEALTH CARE - continued
Health Care Equipment & Supplies - continued
Quidel Corp. (a)(d)	698,658	$ 21,581,546
Stryker Corp.	702,754	52,804,936
The Cooper Companies, Inc.	475,420	58,876,013
		340,830,732
Health Care Providers & Services - 1.7%
Brookdale Senior Living, Inc. (a)	1,013,632	27,550,518
Cigna Corp.	1,352,326	118,301,478
HCA Holdings, Inc.	171,124	8,164,326
Henry Schein, Inc. (a)	564,802	64,534,277
McKesson Corp.	625,600	100,971,840
		319,522,439
Life Sciences Tools & Services - 1.0%
Fluidigm Corp. (a)(g)	312,345	11,969,060
Illumina, Inc. (a)	715,457	79,143,853
Thermo Fisher Scientific, Inc.	991,678	110,423,345
		201,536,258
Pharmaceuticals - 5.2%
AbbVie, Inc.	2,790,821	147,383,257
Actavis PLC (a)	641,490	107,770,320
Bristol-Myers Squibb Co.	1,684,304	89,520,758
Merck & Co., Inc.	491,438	24,596,472
Perrigo Co. PLC	560,290	85,982,103
Pfizer, Inc.	8,742,698	267,788,840
Roche Holding AG (participation certificate)	90,137	25,180,360
Salix Pharmaceuticals Ltd. (a)	497,731	44,765,926
Shire PLC	1,301,374	61,330,122
Valeant Pharmaceuticals International, Inc. (Canada) (a)	460,981	54,080,915
Zoetis, Inc. Class A	2,139,353	69,935,450
		978,334,523
TOTAL HEALTH CARE		2,479,547,120
INDUSTRIALS - 10.6%
Aerospace & Defense - 2.2%
Honeywell International, Inc.	1,588,972	145,184,372
TransDigm Group, Inc.	625,063	100,647,644
United Technologies Corp.	1,489,534	169,508,969
		415,340,985
Air Freight & Logistics - 0.6%
FedEx Corp.	809,892	116,438,173
Building Products - 0.1%
Allegion PLC (a)	495,816	21,910,109
Commercial Services & Supplies - 0.3%
KAR Auction Services, Inc.	1,570,652	46,412,767
Electrical Equipment - 3.1%
AMETEK, Inc.	3,282,562	172,892,541
Eaton Corp. PLC	1,692,385	128,824,346

	Shares	Value
Hubbell, Inc. Class B	1,022,354	$ 111,334,351
Roper Industries, Inc.	1,270,229	176,155,358
		589,206,596
Industrial Conglomerates - 1.3%
Danaher Corp.	3,272,694	252,651,977
Machinery - 1.1%
Cummins, Inc.	780,513	110,028,918
Ingersoll-Rand PLC	1,487,449	91,626,858
		201,655,776
Professional Services - 0.6%
Verisk Analytics, Inc. (a)	1,697,800	111,579,416
Road & Rail - 0.7%
J.B. Hunt Transport Services, Inc.	1,671,186	129,182,678
Trading Companies & Distributors - 0.6%
W.W. Grainger, Inc.	437,427	111,727,604
TOTAL INDUSTRIALS		1,996,106,081
INFORMATION TECHNOLOGY - 18.1%
Communications Equipment - 1.8%
Cisco Systems, Inc.	5,451,739	122,391,541
Juniper Networks, Inc. (a)	3,276,585	73,952,523
Polycom, Inc. (a)	1,074,638	12,068,185
QUALCOMM, Inc.	1,752,035	130,088,599
		338,500,848
Computers & Peripherals - 4.0%
Apple, Inc.	1,072,677	601,889,783
Electronics for Imaging, Inc. (a)	565,601	21,905,727
EMC Corp.	1,004,010	25,250,852
NCR Corp. (a)	3,182,960	108,411,618
		757,457,980
Electronic Equipment & Components - 0.6%
Flextronics International Ltd. (a)	1,840,502	14,300,701
TE Connectivity Ltd.	1,895,849	104,480,238
		118,780,939
Internet Software & Services - 5.3%
Demand Media, Inc. (a)	1,192,209	6,879,046
Demandware, Inc. (a)	239,622	15,364,563
eBay, Inc. (a)	2,570,059	141,070,539
Endurance International Group Holdings, Inc.	1,873,164	26,561,466
Facebook, Inc. Class A (a)	480,583	26,268,667
Google, Inc. Class A (a)	319,101	357,619,682
Halogen Software, Inc.	587,400	7,271,650
IAC/InterActiveCorp	95,224	6,540,937
Millennial Media, Inc.	609,164	3,985,760
Millennial Media, Inc.	1,218,329	7,971,527
Millennial Media, Inc.	222,043	2
Naver Corp.	37,181	25,498,149
Tencent Holdings Ltd.	538,700	34,360,422
Common Stocks - continued
	Shares	Value
INFORMATION TECHNOLOGY - continued
Internet Software & Services - continued
Wix.com Ltd. (a)	449,803	$ 12,077,211
Yahoo!, Inc. (a)	8,223,067	332,540,829
		1,004,010,450
IT Services - 1.0%
Cognizant Technology Solutions Corp. Class A (a)	566,154	57,170,231
Fidelity National Information Services, Inc.	1,654,419	88,809,212
FleetCor Technologies, Inc. (a)	103,100	12,080,227
Lionbridge Technologies, Inc. (a)	722,737	4,307,513
Luxoft Holding, Inc.	98,853	3,754,437
Visa, Inc. Class A	48,634	10,829,819
		176,951,439
Semiconductors & Semiconductor Equipment - 0.9%
Micron Technology, Inc. (a)	1,029,480	22,401,485
NXP Semiconductors NV (a)	3,125,855	143,570,520
		165,972,005
Software - 4.5%
Adobe Systems, Inc. (a)	1,055,103	63,179,568
Aspen Technology, Inc. (a)	383,417	16,026,831
Citrix Systems, Inc. (a)	663,806	41,985,730
Concur Technologies, Inc. (a)	59,400	6,128,892
Covisint Corp.	393,800	4,942,190
Electronic Arts, Inc. (a)	3,897,169	89,401,057
Guidewire Software, Inc. (a)	696,047	34,155,026
Jive Software, Inc. (a)	661,192	7,438,410
Microsoft Corp.	8,641,750	323,460,703
Oracle Corp.	4,096,559	156,734,347
QLIK Technologies, Inc. (a)	187,559	4,994,696
salesforce.com, Inc. (a)	1,211,928	66,886,306
Ubisoft Entertainment SA (a)	1,218,588	17,233,510
Xero Ltd. (a)	45,898	1,219,212
Xero Ltd. (g)	496,188	11,862,450
		845,648,928
TOTAL INFORMATION TECHNOLOGY		3,407,322,589
MATERIALS - 3.7%
Chemicals - 3.0%
Airgas, Inc.	1,148,520	128,461,962
Cabot Corp.	396,087	20,358,872
Eastman Chemical Co.	744,641	60,092,529
FMC Corp.	801,032	60,445,875
LyondellBasell Industries NV Class A	915,624	73,506,295
Monsanto Co.	881,827	102,776,937
Potash Corp. of Saskatchewan, Inc.	1,119,426	36,904,964

	Shares	Value
Sigma Aldrich Corp.	509,538	$ 47,901,667
W.R. Grace & Co. (a)	271,347	26,828,078
		557,277,179
Construction Materials - 0.3%
Vulcan Materials Co.	869,903	51,689,636
Containers & Packaging - 0.3%
Graphic Packaging Holding Co. (a)	2,518,833	24,180,797
Rock-Tenn Co. Class A	368,014	38,645,150
		62,825,947
Metals & Mining - 0.1%
Carpenter Technology Corp.	310,787	19,330,951
TOTAL MATERIALS		691,123,713
TELECOMMUNICATION SERVICES - 1.7%
Diversified Telecommunication Services - 0.8%
inContact, Inc. (a)	1,403,117	10,958,344
TW Telecom, Inc. (a)	10,500	319,935
Verizon Communications, Inc.	2,962,371	145,570,911
		156,849,190
Wireless Telecommunication Services - 0.9%
SBA Communications Corp. Class A (a)	1,074,302	96,515,292
T-Mobile U.S., Inc. (a)	1,020,650	34,334,666
Vodafone Group PLC sponsored ADR	741,300	29,140,503
		159,990,461
TOTAL TELECOMMUNICATION SERVICES		316,839,651
UTILITIES - 3.1%
Electric Utilities - 1.2%
American Electric Power Co., Inc.	1,066,629	49,854,239
Duke Energy Corp.	985,603	68,016,463
Edison International	538,226	24,919,864
NextEra Energy, Inc.	778,600	66,663,732
PPL Corp.	495,600	14,912,604
		224,366,902
Gas Utilities - 0.4%
National Fuel Gas Co.	558,475	39,875,115
ONEOK, Inc.	650,241	40,431,985
		80,307,100
Independent Power Producers & Energy Traders - 0.4%
NRG Energy, Inc.	1,738,352	49,925,469
The AES Corp.	1,534,604	22,267,104
		72,192,573
Multi-Utilities - 1.1%
Ameren Corp.	233,177	8,431,680
CenterPoint Energy, Inc.	2,199,674	50,988,443
Dominion Resources, Inc.	427,331	27,644,042
NiSource, Inc.	799,577	26,290,092
Common Stocks - continued
	Shares	Value
UTILITIES - continued
Multi-Utilities - continued
PG&E Corp.	713,434	$ 28,737,122
Sempra Energy	779,950	70,008,312
		212,099,691
TOTAL UTILITIES		588,966,266
TOTAL COMMON STOCKS (Cost $13,674,501,699)		18,540,051,456
Preferred Stocks - 0.1%

Convertible Preferred Stocks - 0.0%
INFORMATION TECHNOLOGY - 0.0%
Software - 0.0%
MongoDB, Inc. Series F, 8.00% (g)	299,866	4,512,983
Nonconvertible Preferred Stocks - 0.1%
CONSUMER STAPLES - 0.1%
Beverages - 0.1%
Ambev SA sponsored ADR	1,230,950	9,047,483
TOTAL PREFERRED STOCKS (Cost $9,394,026)		13,560,466
Convertible Bonds - 0.0%
	Principal Amount
ENERGY - 0.0%
Oil, Gas & Consumable Fuels - 0.0%
Cobalt International Energy, Inc. 2.625% 12/1/19 (Cost $2,044,550)	$ 2,060,000	1,823,100
U.S. Treasury Obligations - 0.1%

U.S. Treasury Bills, yield at date of purchase 0.02% to 0.03% 1/2/14 to 2/27/14 (e) (Cost $7,339,951)	7,340,000	7,339,949
Money Market Funds - 1.7%
	Shares	Value
Fidelity Cash Central Fund, 0.11% (b)	306,922,194	$ 306,922,194
Fidelity Securities Lending Cash Central Fund, 0.11% (b)(c)	20,086,025	20,086,025
TOTAL MONEY MARKET FUNDS (Cost $327,008,219)		327,008,219
TOTAL INVESTMENT PORTFOLIO - 100.2% (Cost $14,020,288,445)		18,889,783,190
NET OTHER ASSETS (LIABILITIES) - (0.2)%		(32,299,804)
NET ASSETS - 100%		$ 18,857,483,386
Futures Contracts
	Expiration Date	Underlying Face Amount at Value	Unrealized Appreciation/(Depreciation)
Purchased
Equity Index Contracts
1,382 CME E-mini S&P 500 Index Contracts (United States)	March 2014	$ 127,220,010	$ 4,732,983

The face value of futures purchased as a percentage of net assets is 0.7%
Legend
(a) Non-income producing

(b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
(e) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $7,339,949.
(f) Investment is owned by an entity that is treated as a corporation for U.S. tax purposes and is owned by the Fund.

(g) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $36,374,404 or 0.2% of net assets.

Additional information on each restricted holding is as follows:
Security	Acquisition Date	Acquisition Cost
Fluidigm Corp.	10/9/07 - 1/6/11	$ 5,645,236
Legend Pictures LLC	9/23/10	$ 1,546,500
MongoDB, Inc. Series F, 8.00%	10/2/13	$ 5,014,998
Weinstein Co. Holdings LLC Class A-1	10/19/05	$ 11,499,000
Xero Ltd.	10/14/13	$ 7,545,069
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 362,779
Fidelity Securities Lending Cash Central Fund	2,072,658
$ 2,435,437
Other Affiliated Issuers
An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:
Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Luxoft Holding, Inc.	$ -	$ 5,783,686	$ 7,509,251	$ -	$ -
Other Information

The following is a summary of the inputs used, as of December 31, 2013, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 2,274,319,171	$ 2,266,289,260	$ -	$ 8,029,911
Consumer Staples	1,839,596,108	1,778,450,611	61,145,497	-
Energy	1,840,287,259	1,840,287,259	-	-
Financials	3,114,990,981	2,983,909,834	131,081,147	-
Health Care	2,479,547,120	2,418,216,998	61,330,122	-
Industrials	1,996,106,081	1,996,106,081	-	-
Information Technology	3,411,835,572	3,383,502,850	23,819,737	4,512,985
Materials	691,123,713	691,123,713	-	-
Telecommunication Services	316,839,651	316,839,651	-	-
Utilities	588,966,266	588,966,266	-	-
Corporate Bonds	1,823,100	-	1,823,100	-
U.S. Government and Government Agency Obligations	7,339,949	-	7,339,949	-
Money Market Funds	327,008,219	327,008,219	-	-
Total Investments in Securities:	$ 18,889,783,190	$ 18,590,700,742	$ 286,539,552	$ 12,542,896
Derivative Instruments:
Assets
Futures Contracts	$ 4,732,983	$ 4,732,983	$ -	$ -
Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of December 31, 2013. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset	Liability
Equity Risk
Futures Contracts (a)	$ 4,732,983	$ -
Total Value of Derivatives	$ 4,732,983	$ -

(a) Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. Only the period end receivable or payable for daily variation margin and net unrealized appreciation (depreciation) are presented in the Statement of Assets and Liabilities.

Distribution of investments by country or territory of incorporation, as a percentage of total net assets, is as follows (Unaudited):
United States of America	87.1%
Ireland	3.0%
United Kingdom	2.7%
Netherlands	1.2%
Switzerland	1.1%
Others (Individually Less Than 1%)	4.9%
100.0%

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	December 31, 2013

Assets
Investment in securities, at value (including securities loaned of $20,025,693) - See accompanying schedule: Unaffiliated issuers (cost $13,693,280,226)	$ 18,562,774,971
Fidelity Central Funds (cost $327,008,219)	327,008,219
Total Investments (cost $14,020,288,445)		$ 18,889,783,190
Receivable for investments sold		53,228,035
Receivable for fund shares sold		7,233,669
Dividends receivable		13,094,272
Interest receivable		4,506
Distributions receivable from Fidelity Central Funds		32,527
Receivable for daily variation margin for derivative instruments		526,882
Prepaid expenses		42,495
Other receivables		860,403
Total assets		18,964,805,979

Liabilities
Payable to custodian bank	$ 25
Payable for investments purchased	54,765,027
Payable for fund shares redeemed	20,190,433
Accrued management fee	8,463,047
Distribution and service plan fees payable	1,866,722
Other affiliated payables	1,219,447
Other payables and accrued expenses	731,867
Collateral on securities loaned, at value	20,086,025
Total liabilities		107,322,593

Net Assets		$ 18,857,483,386
Net Assets consist of:
Paid in capital		$ 14,225,216,432
Distributions in excess of net investment income		(633,692)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(241,327,714)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		4,874,228,360
Net Assets		$ 18,857,483,386

Statement of Assets and Liabilities - continued

December 31, 2013

Initial Class: Net Asset Value, offering price and redemption price per share ($7,654,304,862 ÷ 222,829,428 shares)	$ 34.35

Service Class: Net Asset Value, offering price and redemption price per share ($1,688,447,952 ÷ 49,318,066 shares)	$ 34.24

Service Class 2: Net Asset Value, offering price and redemption price per share ($8,472,779,972 ÷ 250,923,037 shares)	$ 33.77

Service Class 2R: Net Asset Value, offering price and redemption price per share ($10,592,318 ÷ 314,267 shares)	$ 33.70

Investor Class: Net Asset Value, offering price and redemption price per share ($1,031,358,282 ÷ 30,137,535 shares)	$ 34.22

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

	Year ended December 31, 2013

Investment Income
Dividends		$ 290,473,618
Interest		246,598
Income from Fidelity Central Funds		2,435,437
Total income		293,155,653

Expenses
Management fee	$ 96,745,954
Transfer agent fees	12,737,361
Distribution and service plan fees	21,764,079
Accounting and security lending fees	1,614,111
Custodian fees and expenses	321,259
Independent trustees' compensation	92,912
Appreciation in deferred trustee compensation account	73
Audit	107,613
Legal	67,476
Miscellaneous	157,287
Total expenses before reductions	133,608,125
Expense reductions	(1,895,123)	131,713,002
Net investment income (loss)		161,442,651
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	2,490,518,401
Other affiliated issuers	3,500,274
Foreign currency transactions	(97,669)
Futures contracts	28,199,755
Total net realized gain (loss)		2,522,120,761
Change in net unrealized appreciation (depreciation) on: Investment securities	2,043,316,136
Assets and liabilities in foreign currencies	(24,449)
Futures contracts	4,576,747
Total change in net unrealized appreciation (depreciation)		2,047,868,434
Net gain (loss)		4,569,989,195
Net increase (decrease) in net assets resulting from operations		$ 4,731,431,846

Statement of Changes in Net Assets

	Year ended December 31, 2013	Year ended December 31, 2012
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 161,442,651	$ 184,313,100
Net realized gain (loss)	2,522,120,761	635,918,428
Change in net unrealized appreciation (depreciation)	2,047,868,434	1,584,493,232
Net increase (decrease) in net assets resulting from operations	4,731,431,846	2,404,724,760
Distributions to shareholders from net investment income	(163,378,711)	(189,531,129)
Distributions to shareholders from net realized gain	(4,947,835)	(8,351,979)
Total distributions	(168,326,546)	(197,883,108)
Share transactions - net increase (decrease)	(1,968,972,139)	(899,286,819)
Redemption fees	359	69
Total increase (decrease) in net assets	2,594,133,520	1,307,554,902

Net Assets
Beginning of period	16,263,349,866	14,955,794,964
End of period (including distributions in excess of net investment income of $633,692 and distributions in excess of net investment income of $587,200, respectively)	$ 18,857,483,386	$ 16,263,349,866

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Initial Class

Years ended December 31,	2013	2012	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 26.44	$ 23.02	$ 23.88	$ 20.62	$ 15.39
Income from Investment Operations
Net investment income (loss) C	.32	.32	.25	.23	.23
Net realized and unrealized gain (loss)	7.94	3.46	(.86)	3.31	5.26
Total from investment operations	8.26	3.78	(.61)	3.54	5.49
Distributions from net investment income	(.34)	(.34) F	(.25)	(.27)	(.25)
Distributions from net realized gain	(.01)	(.01) F	-	(.01)	(.01)
Total distributions	(.35)	(.36) J	(.25)	(.28)	(.26) I
Redemption fees added to paid in capital C,H	-	-	-	-	-
Net asset value, end of period	$ 34.35	$ 26.44	$ 23.02	$ 23.88	$ 20.62
Total Return A,B	31.29%	16.42%	(2.53)%	17.22%	35.71%
Ratios to Average Net Assets D,G
Expenses before reductions	.64%	.64%	.65%	.65%	.67%
Expenses net of fee waivers, if any	.63%	.64%	.64%	.65%	.67%
Expenses net of all reductions	.62%	.63%	.63%	.63%	.65%
Net investment income (loss)	1.05%	1.27%	1.03%	1.06%	1.33%
Supplemental Data
Net assets, end of period (000 omitted)	$ 7,654,305	$ 6,440,357	$ 6,113,440	$ 7,160,125	$ 7,405,228
Portfolio turnover rate E	86%	87%	135%	117%	145%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

I Total distributions of $.26 per share is comprised of distributions from net investment income of $.250 and distributions from net realized gain of $.005 per share.

J Total distributions of $.36 per share is comprised of distributions from net investment income of $.342 and distributions from net realized gain of $.013 per share.

Financial Highlights - Service Class

Years ended December 31,	2013	2012	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 26.36	$ 22.95	$ 23.81	$ 20.55	$ 15.33
Income from Investment Operations
Net investment income (loss) C	.29	.30	.22	.20	.21
Net realized and unrealized gain (loss)	7.91	3.44	(.85)	3.31	5.25
Total from investment operations	8.20	3.74	(.63)	3.51	5.46
Distributions from net investment income	(.31)	(.32) F	(.23)	(.24)	(.23)
Distributions from net realized gain	(.01)	(.01) F	-	(.01)	(.01)
Total distributions	(.32)	(.33)	(.23)	(.25)	(.24) I
Redemption fees added to paid in capital C,H	-	-	-	-	-
Net asset value, end of period	$ 34.24	$ 26.36	$ 22.95	$ 23.81	$ 20.55
Total Return A,B	31.14%	16.31%	(2.64)%	17.11%	35.66%
Ratios to Average Net Assets D,G
Expenses before reductions	.74%	.74%	.75%	.75%	.77%
Expenses net of fee waivers, if any	.73%	.74%	.74%	.75%	.77%
Expenses net of all reductions	.72%	.73%	.73%	.73%	.75%
Net investment income (loss)	.95%	1.16%	.93%	.96%	1.23%
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,688,448	$ 1,374,781	$ 1,277,101	$ 1,379,305	$ 1,784,820
Portfolio turnover rate E	86%	87%	135%	117%	145%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

I Total distributions of $.24 per share is comprised of distributions from net investment income of $.232 and distributions from net realized gain of $.005 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Service Class 2

Years ended December 31,	2013	2012	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 26.00	$ 22.64	$ 23.49	$ 20.29	$ 15.14
Income from Investment Operations
Net investment income (loss) C	.24	.26	.18	.17	.18
Net realized and unrealized gain (loss)	7.80	3.39	(.84)	3.26	5.18
Total from investment operations	8.04	3.65	(.66)	3.43	5.36
Distributions from net investment income	(.26)	(.28) F	(.19)	(.22)	(.21)
Distributions from net realized gain	(.01)	(.01) F	-	(.01)	(.01)
Total distributions	(.27)	(.29)	(.19)	(.23)	(.21) I
Redemption fees added to paid in capital C,H	-	-	-	-	-
Net asset value, end of period	$ 33.77	$ 26.00	$ 22.64	$ 23.49	$ 20.29
Total Return A,B	30.95%	16.14%	(2.78)%	16.93%	35.47%
Ratios to Average Net Assets D,G
Expenses before reductions	.89%	.89%	.90%	.90%	.92%
Expenses net of fee waivers, if any	.88%	.89%	.89%	.90%	.92%
Expenses net of all reductions	.87%	.88%	.88%	.88%	.90%
Net investment income (loss)	.80%	1.02%	.78%	.81%	1.08%
Supplemental Data
Net assets, end of period (000 omitted)	$ 8,472,780	$ 7,740,640	$ 6,980,191	$ 7,627,793	$ 7,577,737
Portfolio turnover rate E	86%	87%	135%	117%	145%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

I Total distributions of $.21 per share is comprised of distributions from net investment income of $.205 and distributions from net realized gain of $.005 per share.

Financial Highlights - Service Class 2R

Years ended December 31,	2013	2012	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 25.96	$ 22.60	$ 23.44	$ 20.24	$ 15.10
Income from Investment Operations
Net investment income (loss) C	.24	.26	.18	.17	.18
Net realized and unrealized gain (loss)	7.77	3.39	(.84)	3.25	5.17
Total from investment operations	8.01	3.65	(.66)	3.42	5.35
Distributions from net investment income	(.26)	(.27) F	(.18)	(.21)	(.20)
Distributions from net realized gain	(.01)	(.01) F	-	(.01)	(.01)
Total distributions	(.27)	(.29) J	(.18)	(.22)	(.21) I
Redemption fees added to paid in capital C,H	-	-	-	-	-
Net asset value, end of period	$ 33.70	$ 25.96	$ 22.60	$ 23.44	$ 20.24
Total Return A,B	30.90%	16.15%	(2.79)%	16.94%	35.46%
Ratios to Average Net Assets D,G
Expenses before reductions	.89%	.89%	.90%	.90%	.92%
Expenses net of fee waivers, if any	.88%	.89%	.89%	.90%	.92%
Expenses net of all reductions	.87%	.88%	.88%	.88%	.90%
Net investment income (loss)	.80%	1.02%	.78%	.81%	1.08%
Supplemental Data
Net assets, end of period (000 omitted)	$ 10,592	$ 8,727	$ 8,042	$ 10,942	$ 13,285
Portfolio turnover rate E	86%	87%	135%	117%	145%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

I Total distributions of $.21 per share is comprised of distributions from net investment income of $.200 and distributions from net realized gain of $.005 per share.

J Total distributions of $.29 per share is comprised of distributions from net investment income of $.274 and distributions from net realized gain of $.013 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Investor Class

Years ended December 31,	2013	2012	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 26.35	$ 22.94	$ 23.80	$ 20.56	$ 15.34
Income from Investment Operations
Net investment income (loss) C	.29	.30	.23	.21	.21
Net realized and unrealized gain (loss)	7.91	3.45	(.86)	3.30	5.25
Total from investment operations	8.20	3.75	(.63)	3.51	5.46
Distributions from net investment income	(.32)	(.32) F	(.23)	(.26)	(.24)
Distributions from net realized gain	(.01)	(.01) F	-	(.01)	(.01)
Total distributions	(.33)	(.34) J	(.23)	(.27)	(.24) I
Redemption fees added to paid in capital C,H	-	-	-	-	-
Net asset value, end of period	$ 34.22	$ 26.35	$ 22.94	$ 23.80	$ 20.56
Total Return A,B	31.15%	16.34%	(2.62)%	17.10%	35.66%
Ratios to Average Net Assets D,G
Expenses before reductions	.72%	.73%	.73%	.74%	.77%
Expenses net of fee waivers, if any	.71%	.73%	.73%	.73%	.77%
Expenses net of all reductions	.71%	.71%	.71%	.72%	.75%
Net investment income (loss)	.97%	1.18%	.94%	.98%	1.23%
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,031,358	$ 698,845	$ 577,021	$ 570,841	$ 457,476
Portfolio turnover rate E	86%	87%	135%	117%	145%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

I Total distributions of $.24 per share is comprised of distributions from net investment income of $.235 and distributions from net realized gain of $.005 per share.

J Total distributions of $.34 per share is comprised of distributions from net investment income of $.322 and distributions from net realized gain of $.013 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended December 31, 2013

1. Organization.

VIP Contrafund Portfolio (the Fund) is a fund of Variable Insurance Products Fund II (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Shares of the Fund may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts. The Fund offers the following classes of shares: Initial Class shares, Service Class shares, Service Class 2 shares, Service Class 2R shares and Investor Class shares. All classes have equal rights and voting privileges, except for matters affecting a single class.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. In accordance with valuation policies and procedures approved by the Board of Trustees (the Board), the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Fidelity Management & Research Company (FMR) Fair Value Committee (the Committee), in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and is responsible for approving and reporting to the Board all fair value determinations.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Investment Valuation - continued

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Corporate bonds and U.S. government and government agency obligations, are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of December 31, 2013, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Subsequent to ex-dividend date the Fund determines the components of these distributions, based upon receipt of tax filings or other correspondence relating to the underlying investment. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), independent Trustees may elect to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of December 31, 2013, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to futures contracts, foreign currency transactions, partnerships, passive foreign investment companies (PFIC), deferred trustees compensation, capital loss carryforwards and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 4,896,599,300
Gross unrealized depreciation	(81,350,387)
Net unrealized appreciation (depreciation) on securities and other investments	$ 4,815,248,913

Tax Cost	$ 14,074,534,277

The tax-based components of distributable earnings as of period end were as follows:

Capital loss carryforward	$ (182,348,903)
Net unrealized appreciation (depreciation)	$ 4,815,249,544

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

Fiscal year of expiration
2017	$ (182,348,903)

The tax character of distributions paid was as follows:

	December 31, 2013	December 31, 2012
Ordinary Income	$ 168,326,546	$ 197,883,108

Trading (Redemption) Fees. Service Class 2R shares held by investors less than 60 days may be subject to a redemption fee equal to 1% of the NAV of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

4. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

Annual Report

Notes to Financial Statements - continued

4. Derivative Instruments - continued

Risk Exposures and the Use of Derivative Instruments - continued

The Fund used derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk:

Equity Risk

Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Counterparty credit risk related to exchange-traded futures contracts may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Fund used futures contracts to manage its exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin for derivative instruments in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts." The underlying face amount at value reflects each contract's exposure to the underlying instrument or index at period end and is representative of volume of activity during the period. Securities deposited to meet initial margin requirements are identified in the Schedule of Investments.

During the period the Fund recognized net realized gain (loss) of $28,199,755 and a change in net unrealized appreciation (depreciation) of $4,576.747 related to its investment in futures contracts. These amounts are included in the Statement of Operations.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $14,809,206,062 and $16,869,340,986, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .55% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate 12b-1 Plans for each Service Class of shares. Each Service Class pays Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, a service fee. For the period, the service fee is based on an annual rate of .10% of Service Class' average net assets and .25% of Service Class 2's and Service Class 2R's average net assets.

Annual Report

6. Fees and Other Transactions with Affiliates - continued

Distribution and Service Plan Fees - continued

For the period, total fees, all of which were re-allowed to insurance companies for the distribution of shares and providing shareholder support services were as follows:

Service Class	$ 1,537,731
Service Class 2	20,201,973
Service Class 2 R	24,375
$ 21,764,079

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of the investment adviser, is the Fund's transfer, dividend disbursing, and shareholder servicing agent. FIIOC receives an asset-based fee with respect to each class. Each class (with the exception of Investor Class) pays a transfer agent fee, excluding out of pocket expenses, equal to an annual rate of .07% of average net assets. Investor Class pays a monthly asset-based transfer agent fee of .15% of average net assets. In addition, FIIOC receives an asset-based fee of .0035% of average net assets for typesetting, printing and mailing of shareholder reports, except proxy statements. FIIOC voluntarily agreed to reimburse or waive this fee for the period January 1, 2013 through December 31, 2013 (see Expense Reductions note). For the period, transfer agent fees for each class, including printing and out of pocket expenses, were as follows:

Initial Class	$ 4,818,479
Service Class	1,059,125
Service Class 2	5,556,611
Service Class 2R	6,681
Investor Class	1,296,465
$ 12,737,361

Effective February 1, 2014, the Board of Trustees approved an amendment to the transfer agent fee agreement whereby each class (with the exception of Investor Class) pays a single fee of .07% of average net assets for transfer agent services, typesetting, printing and mailing of shareholder reports, excluding mailing of proxy statements and out of pocket expenses. Investor Class pays a single fee of .15% of average net assets.

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $456,680 for the period.

7. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $37,049 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

8. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. At period end, there were no security loans outstanding with FCM. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $2,072,658, including $18,334 from securities loaned to FCM.

Annual Report

Notes to Financial Statements - continued

9. Expense Reductions.

The investment adviser or its affiliates agreed to reimburse or waive certain fees during the period as noted in the table below.

Initial Class	$ 274,674
Service Class	60,362
Service Class 2	316,959
Service Class 2R	383
Investor Class	33,622
$ 686,000

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $1,209,092 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $31.

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended December 31,	2013	2012
From net investment income
Initial Class	$ 74,639,848	$ 82,580,923
Service Class	15,078,586	16,341,913
Service Class 2	64,224,245	82,113,206
Service Class 2R	82,385	91,369
Investor Class	9,353,647	8,403,718
Total	$ 163,378,711	$ 189,531,129
From net realized gain
Initial Class	$ 1,987,452	$ 3,278,212
Service Class	442,043	704,666
Service Class 2	2,249,098	4,008,661
Service Class 2R	2,841	4,524
Investor Class	266,401	355,916
Total	$ 4,947,835	$ 8,351,979

11. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended December 31,	2013	2012	2013	2012
Initial Class
Shares sold	8,443,448	8,108,840	$ 260,463,356	$ 207,519,230
Reinvestment of distributions	2,327,682	3,281,594	76,627,300	85,859,135
Shares redeemed	(31,488,580)	(33,386,959)	(952,835,862)	(856,012,042)
Net increase (decrease)	(20,717,450)	(21,996,525)	$ (615,745,206)	$ (562,633,677)
Service Class
Shares sold	3,357,075	4,101,561	$ 99,734,652	$ 104,241,858
Reinvestment of distributions	473,046	653,535	15,520,629	17,046,579
Shares redeemed	(6,669,302)	(8,246,935)	(202,333,378)	(210,877,762)
Net increase (decrease)	(2,839,181)	(3,491,839)	$ (87,078,097)	$ (89,589,325)
Service Class 2
Shares sold	20,920,336	32,699,560	$ 626,652,763	$ 807,565,716
Reinvestment of distributions	2,054,182	3,346,604	66,473,343	86,121,867
Shares redeemed	(69,773,617)	(46,616,409)	(2,068,437,076)	(1,175,112,838)
Net increase (decrease)	(46,799,099)	(10,570,245)	$ (1,375,310,970)	$ (281,425,255)
Service Class 2R
Shares sold	46,981	68,230	$ 1,393,336	$ 1,645,251
Reinvestment of distributions	2,639	3,733	85,226	95,893
Shares redeemed	(71,564)	(91,575)	(2,147,878)	(2,281,001)
Net increase (decrease)	(21,944)	(19,612)	$ (669,316)	$ (539,857)

Annual Report

11. Share Transactions - continued

	Shares		Dollars
Years ended December 31,	2013	2012	2013	2012
Investor Class
Shares sold	4,323,390	2,695,333	$ 130,507,518	$ 68,539,753
Reinvestment of distributions	293,384	335,952	9,620,048	8,759,634
Shares redeemed	(1,000,682)	(1,659,317)	(30,296,116)	(42,398,092)
Net increase (decrease)	3,616,092	1,371,968	$ 109,831,450	$ 34,901,295

12. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, the investment adviser or its affiliates were the owners of record of 11% of the total outstanding shares of the Fund and two otherwise unaffiliated shareholders were the owners of record of 22% of the total outstanding shares of the Fund.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Variable Insurance Products Fund II and Shareholders of VIP Contrafund Portfolio:

We have audited the accompanying statement of assets and liabilities of VIP Contrafund Portfolio (the Fund), a fund of Variable Insurance Products Fund II, including the schedule of investments, as of December 31, 2013, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2013, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of VIP Contrafund Portfolio as of December 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 11, 2014

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, Ned C. Lautenbach, Ronald P. O'Hanley, and William S. Stavropoulos, each of the Trustees oversees 173 funds. Mr. Curvey oversees 396 funds. Mr. Lautenbach, Mr. O'Hanley, and Mr. Stavropoulos each oversees 247 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity funds' valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of FMR's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
James C. Curvey (1935)
Year of Election or Appointment: 2007 Trustee Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity funds. Mr. Curvey is a Director of Fidelity Investments Money Management, Inc. (2009-present), Director of Fidelity Research & Analysis Co. (2009-present) and Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey was the Vice Chairman (2006-2007) and Director (2000-2007) of FMR Corp.

Ronald P. O'Hanley (1957)
Year of Election or Appointment: 2011 Trustee

Mr. O'Hanley also serves as Trustee of other Fidelity funds. He is Director of Fidelity SelectCo, LLC (2013-present), FMR Co., Inc. (2010-present), Director of Fidelity Investments Money Management, Inc. (2010-present), Director of Fidelity Research & Analysis Company (2010-present), President of Fidelity Asset Management and Corporate Services and a Member of Fidelity's Executive Committee (2010-present). Previously, Mr. O'Hanley served as President and Chief Executive Officer of BNY Mellon Asset Management (2007-2010). Mr. O'Hanley also served as Vice Chairman of Bank New York Mellon Corp. and a member of that firm's Executive Committee. Prior to the 2007 merger of The Bank of New York and Mellon Financial Corporation, he was Vice Chairman of Mellon Financial Corporation and President and Chief Executive Officer of Mellon Asset Management. He joined Mellon in February 1997. Mr. O'Hanley currently serves as Chairman of the Boston Public Library Foundation Board of Directors and sits on the Board of Directors of Beth Israel Deaconess Medical Center, the Board of Trustees of the Marine Biological Laboratory and the Advisory Board of the Maxwell School of Citizenship and Public Administration at Syracuse University. Mr. O'Hanley also chairs the Council on Asset Management for the Financial Services Roundtable and is a member of the Board of Directors of Institutional Investor's U.S. Institute.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Trustees and Officers - continued

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (1948)
Year of Election or Appointment: 2005 Trustee

Mr. Dirks also serves as Trustee of other Fidelity funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (1953)
Year of Election or Appointment: 2008 Trustee

Mr. Lacy also serves as Trustee of other Fidelity funds. Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes, 2010-present), Earth Fare, Inc. (retail grocery, 2012-present), The Hillman Companies, Inc. (hardware wholesalers, 2010-present), and Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for the Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (1944)
Year of Election or Appointment: 2000 Trustee Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity funds. Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (2012-present) and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (1944)
Year of Election or Appointment: 2008 Trustee

Mr. Mauriello also serves as Trustee of other Fidelity funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (1950)
Year of Election or Appointment: 2011 Trustee

Mr. Selander also serves as Trustee of other Fidelity funds. Previously, Mr. Selander served as a Member of the Advisory Board of other Fidelity funds (2011), and Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (1944)
Year of Election or Appointment: 2005 Trustee

Ms. Small also serves as Trustee of other Fidelity funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)
Year of Election or Appointment: 2001 Trustee Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and Maersk Inc. (industrial conglomerate), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)
Year of Election or Appointment: 2008 Trustee

Mr. Thomas also serves as Trustee of other Fidelity funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), and as a member of the Board of Directors of Interpublic Group of Companies, Inc. (marketing communication, 2004-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Member and Officers:

Correspondence intended for each officer and Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation
Peter S. Lynch (1944)
Year of Election or Appointment: 2003 Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Elizabeth Paige Baumann (1968)
Year of Election or Appointment: 2012 Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer of FMR LLC (2012-present) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

William C. Coffey (1969)
Year of Election or Appointment: 2009 Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)
Year of Election or Appointment: 2010 Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Adrien E. Deberghes (1967)
Year of Election or Appointment: 2008 Deputy Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (1969)
Year of Election or Appointment: 2010 Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Scott C. Goebel (1968)
Year of Election or Appointment: 2008 Secretary and Chief Legal Officer (CLO)

Mr. Goebel serves as Secretary and CLO of other funds. Mr. Goebel also serves as Secretary of Fidelity Investments Money Management, Inc. (FIMM) (2010-present) and Fidelity Research and Analysis Company (FRAC) (2010-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), and Fidelity Management & Research (U.K.) Inc. (2008-present). Previously, Mr. Goebel served as Secretary and CLO of other Fidelity funds (2008-2013), Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007). Mr. Goebel has been employed by FMR LLC or an affiliate since 2001.

Joseph A. Hanlon (1968)
Year of Election or Appointment: 2012 Chief Compliance Officer

Mr. Hanlon also serves as Chief Compliance Officer of other funds. Mr. Hanlon serves as Compliance Officer of FMR, FMR Co., Inc., Fidelity Investments Money Management, Inc. (FIMM), Fidelity Research and Analysis Company (FRAC), and Fidelity Management & Research (Hong Kong) (2009-present), as Senior Vice President of the Fidelity Asset Management Division (2009-present), and is an employee of Fidelity Investments. Previously, Mr. Hanlon served as Compliance Officer of Fidelity Management & Research (Japan) Inc. (2009-2013), Strategic Advisers, Inc. (2009-2013), and Fidelity Management & Research (U.K.) Inc. (2009-2013).

Bruce T. Herring (1965)
Year of Election or Appointment: 2006 Vice President of certain Equity Funds

Mr. Herring also serves as Vice President of other funds. He serves as Chief Investment Officer of Fidelity Global Asset Allocation (GAA) (2013-present), Group Chief Investment Officer of FMR, and President of Fidelity Research & Analysis Company (2010-present). Previously, Mr. Herring served as Chief Investment Officer and Director of Fidelity Management & Research (U.K.) Inc. (2010-2013), Vice President (2005-2006) and Senior Vice President (2006-2007) of Fidelity Management & Research Company, Vice President of FMR Co., Inc. (2001-2007), and as a portfolio manager for Fidelity U.S. Equity Funds.

Brian B. Hogan (1964)
Year of Election or Appointment: 2009 Vice President

Mr. Hogan also serves as Vice President of other funds. Mr. Hogan serves as President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Chris Maher (1972)
Year of Election or Appointment: 2013 Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of FMR's Program Management Group (2010-2013), and Vice President of Valuation Oversight (2008-2010).

Christine Reynolds (1958)
Year of Election or Appointment: 2008 Chief Financial Officer

Ms. Reynolds also serves as Chief Financial Officer of other funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Kenneth B. Robins (1969)
Year of Election or Appointment: 2008 President and Treasurer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (2013-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served in other fund officer roles.

Gary W. Ryan (1958)
Year of Election or Appointment: 2005 Assistant Treasurer

Mr. Ryan also serves as Assistant Treasurer of other funds. Mr. Ryan is an employee of Fidelity Investments and has served in other fund officer roles. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Stephen Sadoski (1971)
Year of Election or Appointment: 2012 Deputy Treasurer

Mr. Sadoski also serves as Deputy Treasurer of other funds. He is an employee of Fidelity Investments (2012-present) and has served in another fund officer role. Prior to joining Fidelity Investments, Mr. Sadoski served as an assistant chief accountant in the Division of Investment Management of the Securities and Exchange Commission (SEC) (2009-2012) and as a senior manager at Deloitte & Touche LLP (1997-2009).

Stacie M. Smith (1974)
Year of Election or Appointment: 2013 Deputy Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009).

Renee Stagnone (1975)
Year of Election or Appointment: 2013 Deputy Treasurer
Ms. Stagnone also serves as Deputy Treasurer of other funds. Ms. Stagnone is an employee of Fidelity Investments.
Joseph F. Zambello (1957)
Year of Election or Appointment: 2011 Deputy Treasurer

Mr. Zambello also serves as Deputy Treasurer of other funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of FMR's Program Management Group (2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Annual Report

Distributions (Unaudited)

Initial Class, Service Class, Service Class 2 and Investor Class designates 100% of the dividends distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

VIP Contrafund Portfolio

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees, each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2013 meeting, the Board, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale exist and would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is a part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the investment adviser, Fidelity Management & Research Company (FMR), and the sub-advisers (together, the Investment Advisers) as it relates to the fund, including the backgrounds of the fund's investment personnel, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund.

Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of the Investment Advisers' investment staff, including its size, education, experience, and resources, as well as the Investment Advisers' approach to recruiting, training, managing, and compensating investment personnel. The Board noted that FMR has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board believes that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered the Investment Advisers' trading and risk management capabilities and resources, which are an integral part of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

Annual Report

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and to the support of the senior management team that oversees asset management; (ii) persisting in efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs for global and income-oriented solutions; (iv) continuing to launch dedicated lower cost underlying funds to meet portfolio construction needs related to expanding underlying fund options for Fidelity funds of funds, specifically for the Freedom Fund product lines; (v) rationalizing product lines and gaining increased efficiencies through the mergers of several funds into other funds; (vi) strengthening Fidelity's index fund offerings by reducing investment minimums and adopting or lowering existing expense caps for certain funds and classes; (vii) enhancing Global Asset Allocation product offerings by launching new funds and strategies, including "open architecture" target date funds that utilize affiliated and unaffiliated sub-advisers; (viii) modifying the eligibility criteria for Institutional Class shares of Advisor funds to increase their marketability to a portion of the defined contribution plan market; (ix) creating a new low-cost retirement share class for certain Advisor funds to appeal to large retirement plans; (x) transitioning the management of certain Fidelity commodity funds to Geode Capital Management LLC, a registered commodity pool operator, while retaining administrative responsibilities for the funds; (xi) reorganizing a number of funds; and (xii) taking steps toward establishing a new Fidelity adviser to manage sector-based funds and products.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history. The Board noted that there was a portfolio management change for a sleeve of the fund in March 2011, April 2013, and June 2013.

The Board took into account discussions with the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board periodically considers annualized return information for the fund, for different time periods, measured against a securities market index ("benchmark index") and a peer group of mutual funds with similar objectives ("peer group"). In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and the Investment Advisers' explanations for any overperformance or, in the case of the fund, underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved.  In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods which may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following:  general market conditions; issuer-specific information; tactical opportunities for investment; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods, as shown below. Returns are shown compared to the 25th percentile (top of box) and 75th percentile (bottom of box) of the peer universe.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

VIP Contrafund Portfolio

The Board has discussed the fund's performance with FMR, including the fund's underperformance based on more recent periods ended after 2012 (which periods are not shown in the chart above) but prior to the date of the Board's approval of the renewal of the Advisory Contracts, and has engaged with FMR to consider what steps might be taken to remediate the fund's more recent underperformance.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the fund's shareholders.

Competitiveness of Management Fee and Total Expense Ratio. The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 10% means that 90% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked, is also included in the chart and considered by the Board.

Annual Report

VIP Contrafund Portfolio

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2012.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio. In its review of each class's total expense ratio, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each class ranked below its competitive median for 2012.

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of FMR and its affiliates, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients. The Board noted the findings of the 2013 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive in the circumstances.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions. The Board also noted that in 2009, it and the board of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Amendment to Description of Group Fee Rate. At its July 2013 meeting, the Board voted to approve an amendment to the fund's management contract to modify the description of the "group fee rate" effective August 1, 2013. The Board noted that under the prior description in the contract, the group fee rate was based on the average net assets of all registered investment companies with which FMR has management contracts. Under the contract's tiered asset breakpoint schedule, the group fee rate is lower as total fund assets under FMR's management increase, and higher as total fund assets under FMR's management decrease. The Board considered that the prior description would have excluded the assets of 64 Fidelity sector funds from the group fee rate calculation once Fidelity SelectCo, LLC, an affiliate of FMR, assumed management responsibilities for those funds. The Board noted that modifying the description of the group fee rate to continue to include the assets of those 64 funds for purposes of determining group fee rate breakpoints would avoid an immediate adverse impact on the group fee rate for any fund.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including: (i) fund performance trends and Fidelity's long-term strategies for certain funds; (ii) the potential to further rationalize the Fidelity fund lineup with the possibility of achieving savings for the funds and Fidelity; (iii) the methodology with respect to competitive fund data and peer group classifications; (iv) the arrangements with, and performance of, certain sub-advisers on behalf of the Fidelity funds, as well as certain proposed participating affiliate arrangements; (v) the realization of fall-out benefits in certain Fidelity business units; (vi) Fidelity's group fee structures, including the rationale for the individual fee rates of certain categories of funds and the definition of group assets; (vii) trends regarding industry use of performance fee structures and the performance adjustment methodologies applicable to the Fidelity funds; (viii) additional competitive analysis regarding the total expenses for certain classes; and (ix) fund profitability methodology, including Fidelity's cost allocation methodology, and the impact of certain factors on fund profitability results.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research (U.K.) Inc.

Fidelity Management & Research (Hong Kong) Limited

Fidelity Management & Research (Japan) Inc.

General Distributor

Fidelity Distributors Corporation
Smithfield, RI

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.
Boston, MA

Fidelity Service Company, Inc.
Boston, MA

Custodian

Brown Brothers Harriman & Co.
Boston, MA

VIPCON-ANN-0214
1.540131.116

Fidelity® Variable Insurance Products:

Contrafund® Portfolio - Service Class 2R

Annual Report

December 31, 2013

(Fidelity Cover Art)

Contents

Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Fidelity Variable Insurance Products are separate account options which are purchased through a variable insurance contract.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2014 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. Performance numbers are net of all underlying fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would have been lower. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended December 31, 2013	Past 1 year	Past 5 years	Past 10 years
VIP ContrafundSM Portfolio - Service Class 2R	30.90%	18.55%	8.95%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in VIP ContrafundSM Portfolio - Service Class 2R on December 31, 2003. The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: Global equity markets remained upbeat for the 12 months ending December 31, 2013, propelling the MSCI® ACWI® (All Country World Index) Index to a 23.24% return. Midyear turbulence gave way by autumn when policymakers in the U.S. and China had made clear their intentions to maintain accommodative monetary policies. That stance, combined with modest cyclical improvement around the globe and generally low valuations, underpinned the broad rally in equities, although the relative strength of the U.S. dollar generally tempered gains for U.S. investors holding foreign securities based in local currencies. During the period, the broad-market S&P 500® Index set a series of new highs, finishing the year up 32.39%. For the first time since 1995, the S&P® scored a "perfect 10," with all 10 economic sectors gaining at least 10% for the year. A resurgence in growth-oriented stocks lifted the Nasdaq Composite Index® to a 40.12% result for 2013, while the blue-chip Dow Jones Industrial AverageSM notched a relatively more modest 29.65% gain. International developed-markets equities rose in concert with their U.S. counterparts, with the MSCI® EAFE® Index gaining 22.92% for the period. Meanwhile, foreign exchange and commodity weakness curbed results in resource-heavy emerging markets (EM), especially in the year's waning months. More generally, concern over EM's slowing growth, its declining share of global trade and uncertainty surrounding U.S. central bank intentions were all factors hampering performance. The MSCI Emerging Markets Index returned -2.27% for the period. On the bond side, U.S. high-yield securities rallied with equities for much of the period, with The BofA Merrill LynchSM US High Yield Constrained Index returning 7.41% for 2013. The more rate-sensitive U.S. investment-grade bond category faced headwinds though, as reflected in the -2.02% return of the Barclays® U.S. Aggregate Bond Index. Within the Barclays index, investment-grade corporate credit returned -2.01%, while ultra-safe U.S. Treasuries saw a -2.75% result. Major non-U.S. developed markets performed only slightly better, with the Citigroup® Non-USD Group-of-Seven (G7) Equal Weighted Index logging a -1.59% result. After several years of strong advances, EM debt reversed course in 2013, with the J.P. Morgan Emerging Markets Bond Index Global returning -6.58%.

Comments from Co-Portfolio Manager Robert Stansky, Head of FMR's Stock Selector Large Cap Group, which manages VIP ContrafundSM Portfolio: For the year, the fund's share classes trailed the S&P 500®. (For specific portfolio results, please refer to the performance section of this report.) The fund fell short of its benchmark during this period of strong performance for equities due to disappointing picks in industrials and energy. Our stock choices were strongest within telecommunication services, health care and financials. Positioning in Apple was a major detractor, especially a sizable overweighting early in the period, when the stock lost ground. We significantly reduced our stake in the personal electronics giant - moving to an underweighting. Still, Apple remained among the fund's largest holdings, and was a modest overweighting at period end. We also missed with our timing on tech titan Microsoft. We largely avoided the stock early on, thinking its valuation reflected the software maker's near-term outlook amid a dearth of growth in personal computers. We established a position in April, however, partly in anticipation of a corporate realignment and a reshuffling of priorities to allow the company to refocus on cloud computing. The stock gained nicely through the end of the year, but it still detracted because our exposure was lower than that of the benchmark, on average. A non-index stake in British American Tobacco detracted, as the stock meaningfully underperformed, due in part to a global preference for U.S.-based stocks over European names. Conversely, we successfully avoided computer services provider and lagging index component IBM, which we believe faces increased pressure from competitors and slowing growth prospects. We fared better within telecommunication services, avoiding index goliath AT&T for much of the 12-month period. Selling it in January because its growth was slowing was a good call, as the stock lagged due to weakening fundamentals in wireless and rising interest rates, the latter of which hurt dividend-paying stocks.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2013 to December 31, 2013).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio B	Beginning Account Value July 1, 2013	Ending Account Value December 31, 2013	Expenses Paid During Period* July 1, 2013 to December 31, 2013
Initial Class	.63%
Actual		$ 1,000.00	$ 1,177.10	$ 3.46
Hypothetical A		$ 1,000.00	$ 1,022.03	$ 3.21
Service Class	.73%
Actual		$ 1,000.00	$ 1,176.60	$ 4.00
Hypothetical A		$ 1,000.00	$ 1,021.53	$ 3.72
Service Class 2.88%
Actual		$ 1,000.00	$ 1,175.70	$ 4.83
Hypothetical A		$ 1,000.00	$ 1,020.77	$ 4.48
Service Class 2R	.88%
Actual		$ 1,000.00	$ 1,175.40	$ 4.83
Hypothetical A		$ 1,000.00	$ 1,020.77	$ 4.48
Investor Class	.71%
Actual		$ 1,000.00	$ 1,176.70	$ 3.90
Hypothetical A		$ 1,000.00	$ 1,021.63	$ 3.62

A 5% return per year before expenses

B Annualized expense ratio reflects expenses net of applicable fee waivers.

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Ten Stocks as of December 31, 2013
	% of fund's net assets	% of fund's net assets 6 months ago
Apple, Inc.	3.2	1.8
JPMorgan Chase & Co.	2.1	2.0
Procter & Gamble Co.	2.0	2.1
Google, Inc. Class A	1.9	1.9
Capital One Financial Corp.	1.8	2.0
Yahoo!, Inc.	1.8	0.0
Microsoft Corp.	1.7	1.7
Bank of America Corp.	1.6	1.6
The Coca-Cola Co.	1.5	1.7
British American Tobacco PLC sponsored ADR	1.4	1.5
	19.0
Market Sectors as of December 31, 2013
	% of fund's net assets	% of fund's net assets 6 months ago
Information Technology	18.1	17.4
Financials	16.5	16.9
Health Care	13.1	12.4
Consumer Discretionary	12.1	12.2
Industrials	10.6	10.2
Energy	9.8	9.9
Consumer Staples	9.8	10.1
Materials	3.7	3.3
Utilities	3.1	3.2
Telecommunication Services	1.7	2.1
Asset Allocation (% of fund's net assets)
As of December 31, 2013*		As of June 30, 2013**
	Stocks and Equity Futures 99.1%		Stocks and Equity Futures 98.1%
	Bonds 0.0%†		Bonds 0.0%†
	Short-Term Investments and Net Other Assets (Liabilities) 0.9%		Short-Term Investments and Net Other Assets (Liabilities) 1.9%
* Foreign investments	12.9%	** Foreign investments	9.9%

† Amount represents less than 0.1%

Annual Report

Investments December 31, 2013

Showing Percentage of Net Assets

Common Stocks - 98.3%
	Shares	Value
CONSUMER DISCRETIONARY - 12.1%
Diversified Consumer Services - 0.4%
H&R Block, Inc.	2,656,760	$ 77,152,310
Hotels, Restaurants & Leisure - 1.9%
ARAMARK Holdings Corp. (a)	212,500	5,571,750
Domino's Pizza, Inc.	289,923	20,193,137
Extended Stay America, Inc. unit	1,268,238	33,303,930
Wynn Resorts Ltd.	586,693	113,941,648
Yum! Brands, Inc.	2,389,872	180,698,222
		353,708,687
Internet & Catalog Retail - 0.7%
Liberty Interactive Corp. Series A (a)	4,797,679	140,811,879
Media - 4.9%
Comcast Corp. Class A	762,506	39,623,624
DIRECTV (a)	2,215,295	153,054,732
Legend Pictures LLC (a)(f)(g)	2,062	3,717,786
Liberty Global PLC Class A (a)	542,363	48,264,883
The Madison Square Garden Co. Class A (a)	337,934	19,458,240
The Walt Disney Co.	2,503,667	191,280,159
Time Warner, Inc.	2,570,067	179,185,071
Twenty-First Century Fox, Inc. Class A	6,333,797	222,822,978
Viacom, Inc. Class B (non-vtg.)	728,752	63,649,200
Weinstein Co. Holdings LLC Class A-1 (a)(f)(g)	11,499	4,312,125
		925,368,798
Multiline Retail - 1.5%
Dollar General Corp. (a)	2,626,220	158,413,590
Target Corp.	1,837,656	116,268,495
		274,682,085
Specialty Retail - 1.6%
Lowe's Companies, Inc.	2,746,357	136,081,989
TJX Companies, Inc.	2,630,422	167,636,794
		303,718,783
Textiles, Apparel & Luxury Goods - 1.1%
Fossil Group, Inc. (a)	442,606	53,086,164
lululemon athletica, Inc. (a)	975,262	57,569,716
Oxford Industries, Inc.	347,271	28,014,352
PVH Corp.	442,629	60,206,397
		198,876,629
TOTAL CONSUMER DISCRETIONARY		2,274,319,171
CONSUMER STAPLES - 9.7%
Beverages - 2.5%
Anheuser-Busch InBev SA NV	252,471	26,846,825
Coca-Cola Bottling Co. Consolidated	112,072	8,202,550
Coca-Cola Icecek A/S	328,515	7,910,959
Constellation Brands, Inc. Class A (sub. vtg.) (a)	126,413	8,896,947

	Shares	Value
Diageo PLC sponsored ADR	320,642	$ 42,459,414
Embotelladora Andina SA sponsored ADR	273,837	7,733,157
Pernod Ricard SA	342,679	39,038,580
Remy Cointreau SA	439,343	36,862,610
The Coca-Cola Co.	6,939,741	286,680,701
		464,631,743
Food & Staples Retailing - 2.0%
CVS Caremark Corp.	2,425,815	173,615,580
Drogasil SA	676,600	4,276,846
Kroger Co.	2,951,274	116,663,861
Sysco Corp.	825,077	29,785,280
Wal-Mart Stores, Inc.	731,756	57,581,880
		381,923,447
Food Products - 0.7%
Bunge Ltd.	451,712	37,090,072
ConAgra Foods, Inc.	512,600	17,274,620
Green Mountain Coffee Roasters, Inc.	249,119	18,828,414
Mead Johnson Nutrition Co. Class A	575,199	48,178,668
Nestle SA	281,488	20,630,273
		142,002,047
Household Products - 2.0%
Procter & Gamble Co.	4,591,884	373,825,276
Personal Products - 0.1%
Nu Skin Enterprises, Inc. Class A	89,408	12,357,974
Tobacco - 2.4%
Altria Group, Inc.	3,912,630	150,205,866
British American Tobacco PLC sponsored ADR	2,539,979	272,844,544
Philip Morris International, Inc.	268,176	23,366,175
Souza Cruz SA	910,800	9,391,553
		455,808,138
TOTAL CONSUMER STAPLES		1,830,548,625
ENERGY - 9.7%
Energy Equipment & Services - 1.5%
C&J Energy Services, Inc. (a)(d)	1,152,539	26,623,651
Cameron International Corp. (a)	1,289,589	76,769,233
Dril-Quip, Inc. (a)	148,484	16,322,846
FMC Technologies, Inc. (a)	915,829	47,815,432
Halliburton Co.	1,577,182	80,041,987
Ocean Rig UDW, Inc. (United States) (a)	663,700	12,776,225
Oceaneering International, Inc.	234,018	18,459,340
Pacific Drilling SA (a)	567,835	6,507,389
Vantage Drilling Co. (a)	6,359,500	11,701,480
		297,017,583
Oil, Gas & Consumable Fuels - 8.2%
Anadarko Petroleum Corp.	1,781,821	141,334,042
Cabot Oil & Gas Corp.	1,917,300	74,314,548
Carrizo Oil & Gas, Inc. (a)	111,000	4,969,470
Common Stocks - continued
	Shares	Value
ENERGY - continued
Oil, Gas & Consumable Fuels - continued
Chevron Corp.	1,348,500	$ 168,441,135
Cobalt International Energy, Inc. (a)	792,062	13,029,420
Concho Resources, Inc. (a)	397,008	42,876,864
ConocoPhillips Co.	2,858,975	201,986,584
Continental Resources, Inc. (a)	398,793	44,872,188
EOG Resources, Inc.	468,287	78,597,290
Exxon Mobil Corp.	2,693,334	272,565,401
Forest Oil Corp. (a)	1,403,600	5,066,996
Kinder Morgan Holding Co. LLC	1,185,500	42,678,000
Marathon Oil Corp.	2,892,518	102,105,885
Noble Energy, Inc.	860,300	58,595,033
Peabody Energy Corp.	1,705,380	33,306,071
Phillips 66 Co.	1,664,639	128,393,606
Spectra Energy Corp.	1,424,200	50,730,004
Suncor Energy, Inc.	1,538,460	53,934,809
Valero Energy Partners LP	739,400	25,472,330
		1,543,269,676
TOTAL ENERGY		1,840,287,259
FINANCIALS - 16.5%
Capital Markets - 3.0%
Ameriprise Financial, Inc.	806,107	92,742,610
BlackRock, Inc. Class A	310,257	98,187,033
Credit Suisse Group AG	667,378	20,597,540
Deutsche Bank AG	418,072	20,084,776
E*TRADE Financial Corp. (a)	2,403,227	47,199,378
Evercore Partners, Inc. Class A	325,400	19,452,412
Invesco Ltd.	2,241,982	81,608,145
Morgan Stanley	2,202,987	69,085,672
Northern Trust Corp.	456,114	28,228,895
Oaktree Capital Group LLC Class A	556,474	32,742,930
The Blackstone Group LP	1,394,238	43,918,497
UBS AG	355,820	6,813,011
		560,660,899
Commercial Banks - 2.4%
Barclays PLC	12,566,977	56,826,397
BNP Paribas SA	318,300	24,806,203
Erste Group Bank AG	551,127	19,204,836
Huntington Bancshares, Inc.	4,272,374	41,228,409
KBC Groupe SA	161,288	9,152,711
Mitsubishi UFJ Financial Group, Inc.	4,030,400	26,759,423
Sberbank (Savings Bank of the Russian Federation) sponsored ADR	740,444	9,314,786
Societe Generale Series A	833,143	48,390,657
Synovus Financial Corp.	6,291,161	22,648,180
U.S. Bancorp	4,815,592	194,549,917
		452,881,519

	Shares	Value
Consumer Finance - 2.4%
Capital One Financial Corp.	4,576,748	$ 350,624,664
Discover Financial Services	378,103	21,154,863
SLM Corp.	3,349,176	88,016,345
		459,795,872
Diversified Financial Services - 5.3%
Bank of America Corp.	19,426,114	302,464,595
Citigroup, Inc.	4,949,350	257,910,629
IntercontinentalExchange Group, Inc.	164,092	36,907,573
JPMorgan Chase & Co.	6,678,339	390,549,265
KBC Ancora (a)	411,678	14,877,894
		1,002,709,956
Insurance - 1.8%
ACE Ltd.	166,551	17,243,025
Direct Line Insurance Group PLC	9,143,100	37,790,729
esure Group PLC	3,261,214	13,490,217
Fairfax Financial Holdings Ltd. (sub. vtg.)	54,800	21,879,245
Marsh & McLennan Companies, Inc.	1,125,570	54,432,565
MetLife, Inc.	2,557,130	137,880,450
The Travelers Companies, Inc.	514,241	46,559,380
Validus Holdings Ltd.	318,470	12,831,156
		342,106,767
Real Estate Investment Trusts - 0.8%
American Tower Corp.	1,045,333	83,438,480
Equity Lifestyle Properties, Inc.	821,224	29,752,946
Sun Communities, Inc.	701,869	29,927,694
		143,119,120
Real Estate Management & Development - 0.7%
Altisource Residential Corp. Class B	1,698,082	51,129,249
CBRE Group, Inc. (a)	3,397,725	89,360,168
		140,489,417
Thrifts & Mortgage Finance - 0.1%
Ocwen Financial Corp. (a)	238,547	13,227,431
TOTAL FINANCIALS		3,114,990,981
HEALTH CARE - 13.1%
Biotechnology - 3.4%
Actelion Ltd.	323,441	27,320,531
Alexion Pharmaceuticals, Inc. (a)	645,732	85,921,100
Amgen, Inc.	1,381,020	157,657,243
Biogen Idec, Inc. (a)	491,031	137,365,922
CSL Ltd.	296,058	18,229,589
Gilead Sciences, Inc. (a)	2,832,053	212,828,783
		639,323,168
Health Care Equipment & Supplies - 1.8%
Boston Scientific Corp. (a)	7,767,908	93,370,254
Covidien PLC	1,531,290	104,280,849
Edwards Lifesciences Corp. (a)	150,808	9,917,134
Common Stocks - continued
	Shares	Value
HEALTH CARE - continued
Health Care Equipment & Supplies - continued
Quidel Corp. (a)(d)	698,658	$ 21,581,546
Stryker Corp.	702,754	52,804,936
The Cooper Companies, Inc.	475,420	58,876,013
		340,830,732
Health Care Providers & Services - 1.7%
Brookdale Senior Living, Inc. (a)	1,013,632	27,550,518
Cigna Corp.	1,352,326	118,301,478
HCA Holdings, Inc.	171,124	8,164,326
Henry Schein, Inc. (a)	564,802	64,534,277
McKesson Corp.	625,600	100,971,840
		319,522,439
Life Sciences Tools & Services - 1.0%
Fluidigm Corp. (a)(g)	312,345	11,969,060
Illumina, Inc. (a)	715,457	79,143,853
Thermo Fisher Scientific, Inc.	991,678	110,423,345
		201,536,258
Pharmaceuticals - 5.2%
AbbVie, Inc.	2,790,821	147,383,257
Actavis PLC (a)	641,490	107,770,320
Bristol-Myers Squibb Co.	1,684,304	89,520,758
Merck & Co., Inc.	491,438	24,596,472
Perrigo Co. PLC	560,290	85,982,103
Pfizer, Inc.	8,742,698	267,788,840
Roche Holding AG (participation certificate)	90,137	25,180,360
Salix Pharmaceuticals Ltd. (a)	497,731	44,765,926
Shire PLC	1,301,374	61,330,122
Valeant Pharmaceuticals International, Inc. (Canada) (a)	460,981	54,080,915
Zoetis, Inc. Class A	2,139,353	69,935,450
		978,334,523
TOTAL HEALTH CARE		2,479,547,120
INDUSTRIALS - 10.6%
Aerospace & Defense - 2.2%
Honeywell International, Inc.	1,588,972	145,184,372
TransDigm Group, Inc.	625,063	100,647,644
United Technologies Corp.	1,489,534	169,508,969
		415,340,985
Air Freight & Logistics - 0.6%
FedEx Corp.	809,892	116,438,173
Building Products - 0.1%
Allegion PLC (a)	495,816	21,910,109
Commercial Services & Supplies - 0.3%
KAR Auction Services, Inc.	1,570,652	46,412,767
Electrical Equipment - 3.1%
AMETEK, Inc.	3,282,562	172,892,541
Eaton Corp. PLC	1,692,385	128,824,346

	Shares	Value
Hubbell, Inc. Class B	1,022,354	$ 111,334,351
Roper Industries, Inc.	1,270,229	176,155,358
		589,206,596
Industrial Conglomerates - 1.3%
Danaher Corp.	3,272,694	252,651,977
Machinery - 1.1%
Cummins, Inc.	780,513	110,028,918
Ingersoll-Rand PLC	1,487,449	91,626,858
		201,655,776
Professional Services - 0.6%
Verisk Analytics, Inc. (a)	1,697,800	111,579,416
Road & Rail - 0.7%
J.B. Hunt Transport Services, Inc.	1,671,186	129,182,678
Trading Companies & Distributors - 0.6%
W.W. Grainger, Inc.	437,427	111,727,604
TOTAL INDUSTRIALS		1,996,106,081
INFORMATION TECHNOLOGY - 18.1%
Communications Equipment - 1.8%
Cisco Systems, Inc.	5,451,739	122,391,541
Juniper Networks, Inc. (a)	3,276,585	73,952,523
Polycom, Inc. (a)	1,074,638	12,068,185
QUALCOMM, Inc.	1,752,035	130,088,599
		338,500,848
Computers & Peripherals - 4.0%
Apple, Inc.	1,072,677	601,889,783
Electronics for Imaging, Inc. (a)	565,601	21,905,727
EMC Corp.	1,004,010	25,250,852
NCR Corp. (a)	3,182,960	108,411,618
		757,457,980
Electronic Equipment & Components - 0.6%
Flextronics International Ltd. (a)	1,840,502	14,300,701
TE Connectivity Ltd.	1,895,849	104,480,238
		118,780,939
Internet Software & Services - 5.3%
Demand Media, Inc. (a)	1,192,209	6,879,046
Demandware, Inc. (a)	239,622	15,364,563
eBay, Inc. (a)	2,570,059	141,070,539
Endurance International Group Holdings, Inc.	1,873,164	26,561,466
Facebook, Inc. Class A (a)	480,583	26,268,667
Google, Inc. Class A (a)	319,101	357,619,682
Halogen Software, Inc.	587,400	7,271,650
IAC/InterActiveCorp	95,224	6,540,937
Millennial Media, Inc.	609,164	3,985,760
Millennial Media, Inc.	1,218,329	7,971,527
Millennial Media, Inc.	222,043	2
Naver Corp.	37,181	25,498,149
Tencent Holdings Ltd.	538,700	34,360,422
Common Stocks - continued
	Shares	Value
INFORMATION TECHNOLOGY - continued
Internet Software & Services - continued
Wix.com Ltd. (a)	449,803	$ 12,077,211
Yahoo!, Inc. (a)	8,223,067	332,540,829
		1,004,010,450
IT Services - 1.0%
Cognizant Technology Solutions Corp. Class A (a)	566,154	57,170,231
Fidelity National Information Services, Inc.	1,654,419	88,809,212
FleetCor Technologies, Inc. (a)	103,100	12,080,227
Lionbridge Technologies, Inc. (a)	722,737	4,307,513
Luxoft Holding, Inc.	98,853	3,754,437
Visa, Inc. Class A	48,634	10,829,819
		176,951,439
Semiconductors & Semiconductor Equipment - 0.9%
Micron Technology, Inc. (a)	1,029,480	22,401,485
NXP Semiconductors NV (a)	3,125,855	143,570,520
		165,972,005
Software - 4.5%
Adobe Systems, Inc. (a)	1,055,103	63,179,568
Aspen Technology, Inc. (a)	383,417	16,026,831
Citrix Systems, Inc. (a)	663,806	41,985,730
Concur Technologies, Inc. (a)	59,400	6,128,892
Covisint Corp.	393,800	4,942,190
Electronic Arts, Inc. (a)	3,897,169	89,401,057
Guidewire Software, Inc. (a)	696,047	34,155,026
Jive Software, Inc. (a)	661,192	7,438,410
Microsoft Corp.	8,641,750	323,460,703
Oracle Corp.	4,096,559	156,734,347
QLIK Technologies, Inc. (a)	187,559	4,994,696
salesforce.com, Inc. (a)	1,211,928	66,886,306
Ubisoft Entertainment SA (a)	1,218,588	17,233,510
Xero Ltd. (a)	45,898	1,219,212
Xero Ltd. (g)	496,188	11,862,450
		845,648,928
TOTAL INFORMATION TECHNOLOGY		3,407,322,589
MATERIALS - 3.7%
Chemicals - 3.0%
Airgas, Inc.	1,148,520	128,461,962
Cabot Corp.	396,087	20,358,872
Eastman Chemical Co.	744,641	60,092,529
FMC Corp.	801,032	60,445,875
LyondellBasell Industries NV Class A	915,624	73,506,295
Monsanto Co.	881,827	102,776,937
Potash Corp. of Saskatchewan, Inc.	1,119,426	36,904,964

	Shares	Value
Sigma Aldrich Corp.	509,538	$ 47,901,667
W.R. Grace & Co. (a)	271,347	26,828,078
		557,277,179
Construction Materials - 0.3%
Vulcan Materials Co.	869,903	51,689,636
Containers & Packaging - 0.3%
Graphic Packaging Holding Co. (a)	2,518,833	24,180,797
Rock-Tenn Co. Class A	368,014	38,645,150
		62,825,947
Metals & Mining - 0.1%
Carpenter Technology Corp.	310,787	19,330,951
TOTAL MATERIALS		691,123,713
TELECOMMUNICATION SERVICES - 1.7%
Diversified Telecommunication Services - 0.8%
inContact, Inc. (a)	1,403,117	10,958,344
TW Telecom, Inc. (a)	10,500	319,935
Verizon Communications, Inc.	2,962,371	145,570,911
		156,849,190
Wireless Telecommunication Services - 0.9%
SBA Communications Corp. Class A (a)	1,074,302	96,515,292
T-Mobile U.S., Inc. (a)	1,020,650	34,334,666
Vodafone Group PLC sponsored ADR	741,300	29,140,503
		159,990,461
TOTAL TELECOMMUNICATION SERVICES		316,839,651
UTILITIES - 3.1%
Electric Utilities - 1.2%
American Electric Power Co., Inc.	1,066,629	49,854,239
Duke Energy Corp.	985,603	68,016,463
Edison International	538,226	24,919,864
NextEra Energy, Inc.	778,600	66,663,732
PPL Corp.	495,600	14,912,604
		224,366,902
Gas Utilities - 0.4%
National Fuel Gas Co.	558,475	39,875,115
ONEOK, Inc.	650,241	40,431,985
		80,307,100
Independent Power Producers & Energy Traders - 0.4%
NRG Energy, Inc.	1,738,352	49,925,469
The AES Corp.	1,534,604	22,267,104
		72,192,573
Multi-Utilities - 1.1%
Ameren Corp.	233,177	8,431,680
CenterPoint Energy, Inc.	2,199,674	50,988,443
Dominion Resources, Inc.	427,331	27,644,042
NiSource, Inc.	799,577	26,290,092
Common Stocks - continued
	Shares	Value
UTILITIES - continued
Multi-Utilities - continued
PG&E Corp.	713,434	$ 28,737,122
Sempra Energy	779,950	70,008,312
		212,099,691
TOTAL UTILITIES		588,966,266
TOTAL COMMON STOCKS (Cost $13,674,501,699)		18,540,051,456
Preferred Stocks - 0.1%

Convertible Preferred Stocks - 0.0%
INFORMATION TECHNOLOGY - 0.0%
Software - 0.0%
MongoDB, Inc. Series F, 8.00% (g)	299,866	4,512,983
Nonconvertible Preferred Stocks - 0.1%
CONSUMER STAPLES - 0.1%
Beverages - 0.1%
Ambev SA sponsored ADR	1,230,950	9,047,483
TOTAL PREFERRED STOCKS (Cost $9,394,026)		13,560,466
Convertible Bonds - 0.0%
	Principal Amount
ENERGY - 0.0%
Oil, Gas & Consumable Fuels - 0.0%
Cobalt International Energy, Inc. 2.625% 12/1/19 (Cost $2,044,550)	$ 2,060,000	1,823,100
U.S. Treasury Obligations - 0.1%

U.S. Treasury Bills, yield at date of purchase 0.02% to 0.03% 1/2/14 to 2/27/14 (e) (Cost $7,339,951)	7,340,000	7,339,949
Money Market Funds - 1.7%
	Shares	Value
Fidelity Cash Central Fund, 0.11% (b)	306,922,194	$ 306,922,194
Fidelity Securities Lending Cash Central Fund, 0.11% (b)(c)	20,086,025	20,086,025
TOTAL MONEY MARKET FUNDS (Cost $327,008,219)		327,008,219
TOTAL INVESTMENT PORTFOLIO - 100.2% (Cost $14,020,288,445)		18,889,783,190
NET OTHER ASSETS (LIABILITIES) - (0.2)%		(32,299,804)
NET ASSETS - 100%		$ 18,857,483,386
Futures Contracts
	Expiration Date	Underlying Face Amount at Value	Unrealized Appreciation/(Depreciation)
Purchased
Equity Index Contracts
1,382 CME E-mini S&P 500 Index Contracts (United States)	March 2014	$ 127,220,010	$ 4,732,983

The face value of futures purchased as a percentage of net assets is 0.7%
Legend
(a) Non-income producing

(b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
(e) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $7,339,949.
(f) Investment is owned by an entity that is treated as a corporation for U.S. tax purposes and is owned by the Fund.

(g) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $36,374,404 or 0.2% of net assets.

Additional information on each restricted holding is as follows:
Security	Acquisition Date	Acquisition Cost
Fluidigm Corp.	10/9/07 - 1/6/11	$ 5,645,236
Legend Pictures LLC	9/23/10	$ 1,546,500
MongoDB, Inc. Series F, 8.00%	10/2/13	$ 5,014,998
Weinstein Co. Holdings LLC Class A-1	10/19/05	$ 11,499,000
Xero Ltd.	10/14/13	$ 7,545,069
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 362,779
Fidelity Securities Lending Cash Central Fund	2,072,658
$ 2,435,437
Other Affiliated Issuers
An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:
Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Luxoft Holding, Inc.	$ -	$ 5,783,686	$ 7,509,251	$ -	$ -
Other Information

The following is a summary of the inputs used, as of December 31, 2013, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 2,274,319,171	$ 2,266,289,260	$ -	$ 8,029,911
Consumer Staples	1,839,596,108	1,778,450,611	61,145,497	-
Energy	1,840,287,259	1,840,287,259	-	-
Financials	3,114,990,981	2,983,909,834	131,081,147	-
Health Care	2,479,547,120	2,418,216,998	61,330,122	-
Industrials	1,996,106,081	1,996,106,081	-	-
Information Technology	3,411,835,572	3,383,502,850	23,819,737	4,512,985
Materials	691,123,713	691,123,713	-	-
Telecommunication Services	316,839,651	316,839,651	-	-
Utilities	588,966,266	588,966,266	-	-
Corporate Bonds	1,823,100	-	1,823,100	-
U.S. Government and Government Agency Obligations	7,339,949	-	7,339,949	-
Money Market Funds	327,008,219	327,008,219	-	-
Total Investments in Securities:	$ 18,889,783,190	$ 18,590,700,742	$ 286,539,552	$ 12,542,896
Derivative Instruments:
Assets
Futures Contracts	$ 4,732,983	$ 4,732,983	$ -	$ -
Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of December 31, 2013. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset	Liability
Equity Risk
Futures Contracts (a)	$ 4,732,983	$ -
Total Value of Derivatives	$ 4,732,983	$ -

(a) Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. Only the period end receivable or payable for daily variation margin and net unrealized appreciation (depreciation) are presented in the Statement of Assets and Liabilities.

Distribution of investments by country or territory of incorporation, as a percentage of total net assets, is as follows (Unaudited):
United States of America	87.1%
Ireland	3.0%
United Kingdom	2.7%
Netherlands	1.2%
Switzerland	1.1%
Others (Individually Less Than 1%)	4.9%
100.0%

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	December 31, 2013

Assets
Investment in securities, at value (including securities loaned of $20,025,693) - See accompanying schedule: Unaffiliated issuers (cost $13,693,280,226)	$ 18,562,774,971
Fidelity Central Funds (cost $327,008,219)	327,008,219
Total Investments (cost $14,020,288,445)		$ 18,889,783,190
Receivable for investments sold		53,228,035
Receivable for fund shares sold		7,233,669
Dividends receivable		13,094,272
Interest receivable		4,506
Distributions receivable from Fidelity Central Funds		32,527
Receivable for daily variation margin for derivative instruments		526,882
Prepaid expenses		42,495
Other receivables		860,403
Total assets		18,964,805,979

Liabilities
Payable to custodian bank	$ 25
Payable for investments purchased	54,765,027
Payable for fund shares redeemed	20,190,433
Accrued management fee	8,463,047
Distribution and service plan fees payable	1,866,722
Other affiliated payables	1,219,447
Other payables and accrued expenses	731,867
Collateral on securities loaned, at value	20,086,025
Total liabilities		107,322,593

Net Assets		$ 18,857,483,386
Net Assets consist of:
Paid in capital		$ 14,225,216,432
Distributions in excess of net investment income		(633,692)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(241,327,714)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		4,874,228,360
Net Assets		$ 18,857,483,386

Statement of Assets and Liabilities - continued

December 31, 2013

Initial Class: Net Asset Value, offering price and redemption price per share ($7,654,304,862 ÷ 222,829,428 shares)	$ 34.35

Service Class: Net Asset Value, offering price and redemption price per share ($1,688,447,952 ÷ 49,318,066 shares)	$ 34.24

Service Class 2: Net Asset Value, offering price and redemption price per share ($8,472,779,972 ÷ 250,923,037 shares)	$ 33.77

Service Class 2R: Net Asset Value, offering price and redemption price per share ($10,592,318 ÷ 314,267 shares)	$ 33.70

Investor Class: Net Asset Value, offering price and redemption price per share ($1,031,358,282 ÷ 30,137,535 shares)	$ 34.22

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

	Year ended December 31, 2013

Investment Income
Dividends		$ 290,473,618
Interest		246,598
Income from Fidelity Central Funds		2,435,437
Total income		293,155,653

Expenses
Management fee	$ 96,745,954
Transfer agent fees	12,737,361
Distribution and service plan fees	21,764,079
Accounting and security lending fees	1,614,111
Custodian fees and expenses	321,259
Independent trustees' compensation	92,912
Appreciation in deferred trustee compensation account	73
Audit	107,613
Legal	67,476
Miscellaneous	157,287
Total expenses before reductions	133,608,125
Expense reductions	(1,895,123)	131,713,002
Net investment income (loss)		161,442,651
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	2,490,518,401
Other affiliated issuers	3,500,274
Foreign currency transactions	(97,669)
Futures contracts	28,199,755
Total net realized gain (loss)		2,522,120,761
Change in net unrealized appreciation (depreciation) on: Investment securities	2,043,316,136
Assets and liabilities in foreign currencies	(24,449)
Futures contracts	4,576,747
Total change in net unrealized appreciation (depreciation)		2,047,868,434
Net gain (loss)		4,569,989,195
Net increase (decrease) in net assets resulting from operations		$ 4,731,431,846

Statement of Changes in Net Assets

	Year ended December 31, 2013	Year ended December 31, 2012
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 161,442,651	$ 184,313,100
Net realized gain (loss)	2,522,120,761	635,918,428
Change in net unrealized appreciation (depreciation)	2,047,868,434	1,584,493,232
Net increase (decrease) in net assets resulting from operations	4,731,431,846	2,404,724,760
Distributions to shareholders from net investment income	(163,378,711)	(189,531,129)
Distributions to shareholders from net realized gain	(4,947,835)	(8,351,979)
Total distributions	(168,326,546)	(197,883,108)
Share transactions - net increase (decrease)	(1,968,972,139)	(899,286,819)
Redemption fees	359	69
Total increase (decrease) in net assets	2,594,133,520	1,307,554,902

Net Assets
Beginning of period	16,263,349,866	14,955,794,964
End of period (including distributions in excess of net investment income of $633,692 and distributions in excess of net investment income of $587,200, respectively)	$ 18,857,483,386	$ 16,263,349,866

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Initial Class

Years ended December 31,	2013	2012	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 26.44	$ 23.02	$ 23.88	$ 20.62	$ 15.39
Income from Investment Operations
Net investment income (loss) C	.32	.32	.25	.23	.23
Net realized and unrealized gain (loss)	7.94	3.46	(.86)	3.31	5.26
Total from investment operations	8.26	3.78	(.61)	3.54	5.49
Distributions from net investment income	(.34)	(.34) F	(.25)	(.27)	(.25)
Distributions from net realized gain	(.01)	(.01) F	-	(.01)	(.01)
Total distributions	(.35)	(.36) J	(.25)	(.28)	(.26) I
Redemption fees added to paid in capital C,H	-	-	-	-	-
Net asset value, end of period	$ 34.35	$ 26.44	$ 23.02	$ 23.88	$ 20.62
Total Return A,B	31.29%	16.42%	(2.53)%	17.22%	35.71%
Ratios to Average Net Assets D,G
Expenses before reductions	.64%	.64%	.65%	.65%	.67%
Expenses net of fee waivers, if any	.63%	.64%	.64%	.65%	.67%
Expenses net of all reductions	.62%	.63%	.63%	.63%	.65%
Net investment income (loss)	1.05%	1.27%	1.03%	1.06%	1.33%
Supplemental Data
Net assets, end of period (000 omitted)	$ 7,654,305	$ 6,440,357	$ 6,113,440	$ 7,160,125	$ 7,405,228
Portfolio turnover rate E	86%	87%	135%	117%	145%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

I Total distributions of $.26 per share is comprised of distributions from net investment income of $.250 and distributions from net realized gain of $.005 per share.

J Total distributions of $.36 per share is comprised of distributions from net investment income of $.342 and distributions from net realized gain of $.013 per share.

Financial Highlights - Service Class

Years ended December 31,	2013	2012	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 26.36	$ 22.95	$ 23.81	$ 20.55	$ 15.33
Income from Investment Operations
Net investment income (loss) C	.29	.30	.22	.20	.21
Net realized and unrealized gain (loss)	7.91	3.44	(.85)	3.31	5.25
Total from investment operations	8.20	3.74	(.63)	3.51	5.46
Distributions from net investment income	(.31)	(.32) F	(.23)	(.24)	(.23)
Distributions from net realized gain	(.01)	(.01) F	-	(.01)	(.01)
Total distributions	(.32)	(.33)	(.23)	(.25)	(.24) I
Redemption fees added to paid in capital C,H	-	-	-	-	-
Net asset value, end of period	$ 34.24	$ 26.36	$ 22.95	$ 23.81	$ 20.55
Total Return A,B	31.14%	16.31%	(2.64)%	17.11%	35.66%
Ratios to Average Net Assets D,G
Expenses before reductions	.74%	.74%	.75%	.75%	.77%
Expenses net of fee waivers, if any	.73%	.74%	.74%	.75%	.77%
Expenses net of all reductions	.72%	.73%	.73%	.73%	.75%
Net investment income (loss)	.95%	1.16%	.93%	.96%	1.23%
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,688,448	$ 1,374,781	$ 1,277,101	$ 1,379,305	$ 1,784,820
Portfolio turnover rate E	86%	87%	135%	117%	145%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

I Total distributions of $.24 per share is comprised of distributions from net investment income of $.232 and distributions from net realized gain of $.005 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Service Class 2

Years ended December 31,	2013	2012	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 26.00	$ 22.64	$ 23.49	$ 20.29	$ 15.14
Income from Investment Operations
Net investment income (loss) C	.24	.26	.18	.17	.18
Net realized and unrealized gain (loss)	7.80	3.39	(.84)	3.26	5.18
Total from investment operations	8.04	3.65	(.66)	3.43	5.36
Distributions from net investment income	(.26)	(.28) F	(.19)	(.22)	(.21)
Distributions from net realized gain	(.01)	(.01) F	-	(.01)	(.01)
Total distributions	(.27)	(.29)	(.19)	(.23)	(.21) I
Redemption fees added to paid in capital C,H	-	-	-	-	-
Net asset value, end of period	$ 33.77	$ 26.00	$ 22.64	$ 23.49	$ 20.29
Total Return A,B	30.95%	16.14%	(2.78)%	16.93%	35.47%
Ratios to Average Net Assets D,G
Expenses before reductions	.89%	.89%	.90%	.90%	.92%
Expenses net of fee waivers, if any	.88%	.89%	.89%	.90%	.92%
Expenses net of all reductions	.87%	.88%	.88%	.88%	.90%
Net investment income (loss)	.80%	1.02%	.78%	.81%	1.08%
Supplemental Data
Net assets, end of period (000 omitted)	$ 8,472,780	$ 7,740,640	$ 6,980,191	$ 7,627,793	$ 7,577,737
Portfolio turnover rate E	86%	87%	135%	117%	145%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

I Total distributions of $.21 per share is comprised of distributions from net investment income of $.205 and distributions from net realized gain of $.005 per share.

Financial Highlights - Service Class 2R

Years ended December 31,	2013	2012	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 25.96	$ 22.60	$ 23.44	$ 20.24	$ 15.10
Income from Investment Operations
Net investment income (loss) C	.24	.26	.18	.17	.18
Net realized and unrealized gain (loss)	7.77	3.39	(.84)	3.25	5.17
Total from investment operations	8.01	3.65	(.66)	3.42	5.35
Distributions from net investment income	(.26)	(.27) F	(.18)	(.21)	(.20)
Distributions from net realized gain	(.01)	(.01) F	-	(.01)	(.01)
Total distributions	(.27)	(.29) J	(.18)	(.22)	(.21) I
Redemption fees added to paid in capital C,H	-	-	-	-	-
Net asset value, end of period	$ 33.70	$ 25.96	$ 22.60	$ 23.44	$ 20.24
Total Return A,B	30.90%	16.15%	(2.79)%	16.94%	35.46%
Ratios to Average Net Assets D,G
Expenses before reductions	.89%	.89%	.90%	.90%	.92%
Expenses net of fee waivers, if any	.88%	.89%	.89%	.90%	.92%
Expenses net of all reductions	.87%	.88%	.88%	.88%	.90%
Net investment income (loss)	.80%	1.02%	.78%	.81%	1.08%
Supplemental Data
Net assets, end of period (000 omitted)	$ 10,592	$ 8,727	$ 8,042	$ 10,942	$ 13,285
Portfolio turnover rate E	86%	87%	135%	117%	145%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

I Total distributions of $.21 per share is comprised of distributions from net investment income of $.200 and distributions from net realized gain of $.005 per share.

J Total distributions of $.29 per share is comprised of distributions from net investment income of $.274 and distributions from net realized gain of $.013 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Investor Class

Years ended December 31,	2013	2012	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 26.35	$ 22.94	$ 23.80	$ 20.56	$ 15.34
Income from Investment Operations
Net investment income (loss) C	.29	.30	.23	.21	.21
Net realized and unrealized gain (loss)	7.91	3.45	(.86)	3.30	5.25
Total from investment operations	8.20	3.75	(.63)	3.51	5.46
Distributions from net investment income	(.32)	(.32) F	(.23)	(.26)	(.24)
Distributions from net realized gain	(.01)	(.01) F	-	(.01)	(.01)
Total distributions	(.33)	(.34) J	(.23)	(.27)	(.24) I
Redemption fees added to paid in capital C,H	-	-	-	-	-
Net asset value, end of period	$ 34.22	$ 26.35	$ 22.94	$ 23.80	$ 20.56
Total Return A,B	31.15%	16.34%	(2.62)%	17.10%	35.66%
Ratios to Average Net Assets D,G
Expenses before reductions	.72%	.73%	.73%	.74%	.77%
Expenses net of fee waivers, if any	.71%	.73%	.73%	.73%	.77%
Expenses net of all reductions	.71%	.71%	.71%	.72%	.75%
Net investment income (loss)	.97%	1.18%	.94%	.98%	1.23%
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,031,358	$ 698,845	$ 577,021	$ 570,841	$ 457,476
Portfolio turnover rate E	86%	87%	135%	117%	145%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

I Total distributions of $.24 per share is comprised of distributions from net investment income of $.235 and distributions from net realized gain of $.005 per share.

J Total distributions of $.34 per share is comprised of distributions from net investment income of $.322 and distributions from net realized gain of $.013 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended December 31, 2013

1. Organization.

VIP Contrafund Portfolio (the Fund) is a fund of Variable Insurance Products Fund II (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Shares of the Fund may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts. The Fund offers the following classes of shares: Initial Class shares, Service Class shares, Service Class 2 shares, Service Class 2R shares and Investor Class shares. All classes have equal rights and voting privileges, except for matters affecting a single class.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. In accordance with valuation policies and procedures approved by the Board of Trustees (the Board), the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Fidelity Management & Research Company (FMR) Fair Value Committee (the Committee), in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and is responsible for approving and reporting to the Board all fair value determinations.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Investment Valuation - continued

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Corporate bonds and U.S. government and government agency obligations, are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of December 31, 2013, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Subsequent to ex-dividend date the Fund determines the components of these distributions, based upon receipt of tax filings or other correspondence relating to the underlying investment. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), independent Trustees may elect to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of December 31, 2013, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to futures contracts, foreign currency transactions, partnerships, passive foreign investment companies (PFIC), deferred trustees compensation, capital loss carryforwards and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 4,896,599,300
Gross unrealized depreciation	(81,350,387)
Net unrealized appreciation (depreciation) on securities and other investments	$ 4,815,248,913

Tax Cost	$ 14,074,534,277

The tax-based components of distributable earnings as of period end were as follows:

Capital loss carryforward	$ (182,348,903)
Net unrealized appreciation (depreciation)	$ 4,815,249,544

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

Fiscal year of expiration
2017	$ (182,348,903)

The tax character of distributions paid was as follows:

	December 31, 2013	December 31, 2012
Ordinary Income	$ 168,326,546	$ 197,883,108

Trading (Redemption) Fees. Service Class 2R shares held by investors less than 60 days may be subject to a redemption fee equal to 1% of the NAV of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

4. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

Annual Report

Notes to Financial Statements - continued

4. Derivative Instruments - continued

Risk Exposures and the Use of Derivative Instruments - continued

The Fund used derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk:

Equity Risk

Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Counterparty credit risk related to exchange-traded futures contracts may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Fund used futures contracts to manage its exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin for derivative instruments in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts." The underlying face amount at value reflects each contract's exposure to the underlying instrument or index at period end and is representative of volume of activity during the period. Securities deposited to meet initial margin requirements are identified in the Schedule of Investments.

During the period the Fund recognized net realized gain (loss) of $28,199,755 and a change in net unrealized appreciation (depreciation) of $4,576.747 related to its investment in futures contracts. These amounts are included in the Statement of Operations.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $14,809,206,062 and $16,869,340,986, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .55% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate 12b-1 Plans for each Service Class of shares. Each Service Class pays Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, a service fee. For the period, the service fee is based on an annual rate of .10% of Service Class' average net assets and .25% of Service Class 2's and Service Class 2R's average net assets.

Annual Report

6. Fees and Other Transactions with Affiliates - continued

Distribution and Service Plan Fees - continued

For the period, total fees, all of which were re-allowed to insurance companies for the distribution of shares and providing shareholder support services were as follows:

Service Class	$ 1,537,731
Service Class 2	20,201,973
Service Class 2 R	24,375
$ 21,764,079

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of the investment adviser, is the Fund's transfer, dividend disbursing, and shareholder servicing agent. FIIOC receives an asset-based fee with respect to each class. Each class (with the exception of Investor Class) pays a transfer agent fee, excluding out of pocket expenses, equal to an annual rate of .07% of average net assets. Investor Class pays a monthly asset-based transfer agent fee of .15% of average net assets. In addition, FIIOC receives an asset-based fee of .0035% of average net assets for typesetting, printing and mailing of shareholder reports, except proxy statements. FIIOC voluntarily agreed to reimburse or waive this fee for the period January 1, 2013 through December 31, 2013 (see Expense Reductions note). For the period, transfer agent fees for each class, including printing and out of pocket expenses, were as follows:

Initial Class	$ 4,818,479
Service Class	1,059,125
Service Class 2	5,556,611
Service Class 2R	6,681
Investor Class	1,296,465
$ 12,737,361

Effective February 1, 2014, the Board of Trustees approved an amendment to the transfer agent fee agreement whereby each class (with the exception of Investor Class) pays a single fee of .07% of average net assets for transfer agent services, typesetting, printing and mailing of shareholder reports, excluding mailing of proxy statements and out of pocket expenses. Investor Class pays a single fee of .15% of average net assets.

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $456,680 for the period.

7. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $37,049 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

8. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. At period end, there were no security loans outstanding with FCM. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $2,072,658, including $18,334 from securities loaned to FCM.

Annual Report

Notes to Financial Statements - continued

9. Expense Reductions.

The investment adviser or its affiliates agreed to reimburse or waive certain fees during the period as noted in the table below.

Initial Class	$ 274,674
Service Class	60,362
Service Class 2	316,959
Service Class 2R	383
Investor Class	33,622
$ 686,000

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $1,209,092 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $31.

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended December 31,	2013	2012
From net investment income
Initial Class	$ 74,639,848	$ 82,580,923
Service Class	15,078,586	16,341,913
Service Class 2	64,224,245	82,113,206
Service Class 2R	82,385	91,369
Investor Class	9,353,647	8,403,718
Total	$ 163,378,711	$ 189,531,129
From net realized gain
Initial Class	$ 1,987,452	$ 3,278,212
Service Class	442,043	704,666
Service Class 2	2,249,098	4,008,661
Service Class 2R	2,841	4,524
Investor Class	266,401	355,916
Total	$ 4,947,835	$ 8,351,979

11. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended December 31,	2013	2012	2013	2012
Initial Class
Shares sold	8,443,448	8,108,840	$ 260,463,356	$ 207,519,230
Reinvestment of distributions	2,327,682	3,281,594	76,627,300	85,859,135
Shares redeemed	(31,488,580)	(33,386,959)	(952,835,862)	(856,012,042)
Net increase (decrease)	(20,717,450)	(21,996,525)	$ (615,745,206)	$ (562,633,677)
Service Class
Shares sold	3,357,075	4,101,561	$ 99,734,652	$ 104,241,858
Reinvestment of distributions	473,046	653,535	15,520,629	17,046,579
Shares redeemed	(6,669,302)	(8,246,935)	(202,333,378)	(210,877,762)
Net increase (decrease)	(2,839,181)	(3,491,839)	$ (87,078,097)	$ (89,589,325)
Service Class 2
Shares sold	20,920,336	32,699,560	$ 626,652,763	$ 807,565,716
Reinvestment of distributions	2,054,182	3,346,604	66,473,343	86,121,867
Shares redeemed	(69,773,617)	(46,616,409)	(2,068,437,076)	(1,175,112,838)
Net increase (decrease)	(46,799,099)	(10,570,245)	$ (1,375,310,970)	$ (281,425,255)
Service Class 2R
Shares sold	46,981	68,230	$ 1,393,336	$ 1,645,251
Reinvestment of distributions	2,639	3,733	85,226	95,893
Shares redeemed	(71,564)	(91,575)	(2,147,878)	(2,281,001)
Net increase (decrease)	(21,944)	(19,612)	$ (669,316)	$ (539,857)

Annual Report

11. Share Transactions - continued

	Shares		Dollars
Years ended December 31,	2013	2012	2013	2012
Investor Class
Shares sold	4,323,390	2,695,333	$ 130,507,518	$ 68,539,753
Reinvestment of distributions	293,384	335,952	9,620,048	8,759,634
Shares redeemed	(1,000,682)	(1,659,317)	(30,296,116)	(42,398,092)
Net increase (decrease)	3,616,092	1,371,968	$ 109,831,450	$ 34,901,295

12. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, the investment adviser or its affiliates were the owners of record of 11% of the total outstanding shares of the Fund and two otherwise unaffiliated shareholders were the owners of record of 22% of the total outstanding shares of the Fund.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Variable Insurance Products Fund II and Shareholders of VIP Contrafund Portfolio:

We have audited the accompanying statement of assets and liabilities of VIP Contrafund Portfolio (the Fund), a fund of Variable Insurance Products Fund II, including the schedule of investments, as of December 31, 2013, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2013, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of VIP Contrafund Portfolio as of December 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 11, 2014

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, Ned C. Lautenbach, Ronald P. O'Hanley, and William S. Stavropoulos, each of the Trustees oversees 173 funds. Mr. Curvey oversees 396 funds. Mr. Lautenbach, Mr. O'Hanley, and Mr. Stavropoulos each oversees 247 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity funds' valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of FMR's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
James C. Curvey (1935)
Year of Election or Appointment: 2007 Trustee Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity funds. Mr. Curvey is a Director of Fidelity Investments Money Management, Inc. (2009-present), Director of Fidelity Research & Analysis Co. (2009-present) and Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey was the Vice Chairman (2006-2007) and Director (2000-2007) of FMR Corp.

Ronald P. O'Hanley (1957)
Year of Election or Appointment: 2011 Trustee

Mr. O'Hanley also serves as Trustee of other Fidelity funds. He is Director of Fidelity SelectCo, LLC (2013-present), FMR Co., Inc. (2010-present), Director of Fidelity Investments Money Management, Inc. (2010-present), Director of Fidelity Research & Analysis Company (2010-present), President of Fidelity Asset Management and Corporate Services and a Member of Fidelity's Executive Committee (2010-present). Previously, Mr. O'Hanley served as President and Chief Executive Officer of BNY Mellon Asset Management (2007-2010). Mr. O'Hanley also served as Vice Chairman of Bank New York Mellon Corp. and a member of that firm's Executive Committee. Prior to the 2007 merger of The Bank of New York and Mellon Financial Corporation, he was Vice Chairman of Mellon Financial Corporation and President and Chief Executive Officer of Mellon Asset Management. He joined Mellon in February 1997. Mr. O'Hanley currently serves as Chairman of the Boston Public Library Foundation Board of Directors and sits on the Board of Directors of Beth Israel Deaconess Medical Center, the Board of Trustees of the Marine Biological Laboratory and the Advisory Board of the Maxwell School of Citizenship and Public Administration at Syracuse University. Mr. O'Hanley also chairs the Council on Asset Management for the Financial Services Roundtable and is a member of the Board of Directors of Institutional Investor's U.S. Institute.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Trustees and Officers - continued

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (1948)
Year of Election or Appointment: 2005 Trustee

Mr. Dirks also serves as Trustee of other Fidelity funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (1953)
Year of Election or Appointment: 2008 Trustee

Mr. Lacy also serves as Trustee of other Fidelity funds. Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes, 2010-present), Earth Fare, Inc. (retail grocery, 2012-present), The Hillman Companies, Inc. (hardware wholesalers, 2010-present), and Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for the Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (1944)
Year of Election or Appointment: 2000 Trustee Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity funds. Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (2012-present) and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (1944)
Year of Election or Appointment: 2008 Trustee

Mr. Mauriello also serves as Trustee of other Fidelity funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (1950)
Year of Election or Appointment: 2011 Trustee

Mr. Selander also serves as Trustee of other Fidelity funds. Previously, Mr. Selander served as a Member of the Advisory Board of other Fidelity funds (2011), and Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (1944)
Year of Election or Appointment: 2005 Trustee

Ms. Small also serves as Trustee of other Fidelity funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)
Year of Election or Appointment: 2001 Trustee Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and Maersk Inc. (industrial conglomerate), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)
Year of Election or Appointment: 2008 Trustee

Mr. Thomas also serves as Trustee of other Fidelity funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), and as a member of the Board of Directors of Interpublic Group of Companies, Inc. (marketing communication, 2004-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Member and Officers:

Correspondence intended for each officer and Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation
Peter S. Lynch (1944)
Year of Election or Appointment: 2003 Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Elizabeth Paige Baumann (1968)
Year of Election or Appointment: 2012 Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer of FMR LLC (2012-present) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

William C. Coffey (1969)
Year of Election or Appointment: 2009 Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)
Year of Election or Appointment: 2010 Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Adrien E. Deberghes (1967)
Year of Election or Appointment: 2008 Deputy Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (1969)
Year of Election or Appointment: 2010 Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Scott C. Goebel (1968)
Year of Election or Appointment: 2008 Secretary and Chief Legal Officer (CLO)

Mr. Goebel serves as Secretary and CLO of other funds. Mr. Goebel also serves as Secretary of Fidelity Investments Money Management, Inc. (FIMM) (2010-present) and Fidelity Research and Analysis Company (FRAC) (2010-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), and Fidelity Management & Research (U.K.) Inc. (2008-present). Previously, Mr. Goebel served as Secretary and CLO of other Fidelity funds (2008-2013), Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007). Mr. Goebel has been employed by FMR LLC or an affiliate since 2001.

Joseph A. Hanlon (1968)
Year of Election or Appointment: 2012 Chief Compliance Officer

Mr. Hanlon also serves as Chief Compliance Officer of other funds. Mr. Hanlon serves as Compliance Officer of FMR, FMR Co., Inc., Fidelity Investments Money Management, Inc. (FIMM), Fidelity Research and Analysis Company (FRAC), and Fidelity Management & Research (Hong Kong) (2009-present), as Senior Vice President of the Fidelity Asset Management Division (2009-present), and is an employee of Fidelity Investments. Previously, Mr. Hanlon served as Compliance Officer of Fidelity Management & Research (Japan) Inc. (2009-2013), Strategic Advisers, Inc. (2009-2013), and Fidelity Management & Research (U.K.) Inc. (2009-2013).

Bruce T. Herring (1965)
Year of Election or Appointment: 2006 Vice President of certain Equity Funds

Mr. Herring also serves as Vice President of other funds. He serves as Chief Investment Officer of Fidelity Global Asset Allocation (GAA) (2013-present), Group Chief Investment Officer of FMR, and President of Fidelity Research & Analysis Company (2010-present). Previously, Mr. Herring served as Chief Investment Officer and Director of Fidelity Management & Research (U.K.) Inc. (2010-2013), Vice President (2005-2006) and Senior Vice President (2006-2007) of Fidelity Management & Research Company, Vice President of FMR Co., Inc. (2001-2007), and as a portfolio manager for Fidelity U.S. Equity Funds.

Brian B. Hogan (1964)
Year of Election or Appointment: 2009 Vice President

Mr. Hogan also serves as Vice President of other funds. Mr. Hogan serves as President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Chris Maher (1972)
Year of Election or Appointment: 2013 Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of FMR's Program Management Group (2010-2013), and Vice President of Valuation Oversight (2008-2010).

Christine Reynolds (1958)
Year of Election or Appointment: 2008 Chief Financial Officer

Ms. Reynolds also serves as Chief Financial Officer of other funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Kenneth B. Robins (1969)
Year of Election or Appointment: 2008 President and Treasurer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (2013-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served in other fund officer roles.

Gary W. Ryan (1958)
Year of Election or Appointment: 2005 Assistant Treasurer

Mr. Ryan also serves as Assistant Treasurer of other funds. Mr. Ryan is an employee of Fidelity Investments and has served in other fund officer roles. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Stephen Sadoski (1971)
Year of Election or Appointment: 2012 Deputy Treasurer

Mr. Sadoski also serves as Deputy Treasurer of other funds. He is an employee of Fidelity Investments (2012-present) and has served in another fund officer role. Prior to joining Fidelity Investments, Mr. Sadoski served as an assistant chief accountant in the Division of Investment Management of the Securities and Exchange Commission (SEC) (2009-2012) and as a senior manager at Deloitte & Touche LLP (1997-2009).

Stacie M. Smith (1974)
Year of Election or Appointment: 2013 Deputy Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009).

Renee Stagnone (1975)
Year of Election or Appointment: 2013 Deputy Treasurer
Ms. Stagnone also serves as Deputy Treasurer of other funds. Ms. Stagnone is an employee of Fidelity Investments.
Joseph F. Zambello (1957)
Year of Election or Appointment: 2011 Deputy Treasurer

Mr. Zambello also serves as Deputy Treasurer of other funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of FMR's Program Management Group (2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Annual Report

Distributions (Unaudited)

Service Class 2R designates 100% of the dividends distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

VIP Contrafund Portfolio

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees, each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2013 meeting, the Board, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale exist and would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is a part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the investment adviser, Fidelity Management & Research Company (FMR), and the sub-advisers (together, the Investment Advisers) as it relates to the fund, including the backgrounds of the fund's investment personnel, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund.

Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of the Investment Advisers' investment staff, including its size, education, experience, and resources, as well as the Investment Advisers' approach to recruiting, training, managing, and compensating investment personnel. The Board noted that FMR has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board believes that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered the Investment Advisers' trading and risk management capabilities and resources, which are an integral part of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

Annual Report

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and to the support of the senior management team that oversees asset management; (ii) persisting in efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs for global and income-oriented solutions; (iv) continuing to launch dedicated lower cost underlying funds to meet portfolio construction needs related to expanding underlying fund options for Fidelity funds of funds, specifically for the Freedom Fund product lines; (v) rationalizing product lines and gaining increased efficiencies through the mergers of several funds into other funds; (vi) strengthening Fidelity's index fund offerings by reducing investment minimums and adopting or lowering existing expense caps for certain funds and classes; (vii) enhancing Global Asset Allocation product offerings by launching new funds and strategies, including "open architecture" target date funds that utilize affiliated and unaffiliated sub-advisers; (viii) modifying the eligibility criteria for Institutional Class shares of Advisor funds to increase their marketability to a portion of the defined contribution plan market; (ix) creating a new low-cost retirement share class for certain Advisor funds to appeal to large retirement plans; (x) transitioning the management of certain Fidelity commodity funds to Geode Capital Management LLC, a registered commodity pool operator, while retaining administrative responsibilities for the funds; (xi) reorganizing a number of funds; and (xii) taking steps toward establishing a new Fidelity adviser to manage sector-based funds and products.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history. The Board noted that there was a portfolio management change for a sleeve of the fund in March 2011, April 2013, and June 2013.

The Board took into account discussions with the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board periodically considers annualized return information for the fund, for different time periods, measured against a securities market index ("benchmark index") and a peer group of mutual funds with similar objectives ("peer group"). In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and the Investment Advisers' explanations for any overperformance or, in the case of the fund, underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved.  In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods which may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following:  general market conditions; issuer-specific information; tactical opportunities for investment; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods, as shown below. Returns are shown compared to the 25th percentile (top of box) and 75th percentile (bottom of box) of the peer universe.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

VIP Contrafund Portfolio

The Board has discussed the fund's performance with FMR, including the fund's underperformance based on more recent periods ended after 2012 (which periods are not shown in the chart above) but prior to the date of the Board's approval of the renewal of the Advisory Contracts, and has engaged with FMR to consider what steps might be taken to remediate the fund's more recent underperformance.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the fund's shareholders.

Competitiveness of Management Fee and Total Expense Ratio. The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 10% means that 90% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked, is also included in the chart and considered by the Board.

Annual Report

VIP Contrafund Portfolio

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2012.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio. In its review of each class's total expense ratio, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each class ranked below its competitive median for 2012.

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of FMR and its affiliates, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients. The Board noted the findings of the 2013 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive in the circumstances.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions. The Board also noted that in 2009, it and the board of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Amendment to Description of Group Fee Rate. At its July 2013 meeting, the Board voted to approve an amendment to the fund's management contract to modify the description of the "group fee rate" effective August 1, 2013. The Board noted that under the prior description in the contract, the group fee rate was based on the average net assets of all registered investment companies with which FMR has management contracts. Under the contract's tiered asset breakpoint schedule, the group fee rate is lower as total fund assets under FMR's management increase, and higher as total fund assets under FMR's management decrease. The Board considered that the prior description would have excluded the assets of 64 Fidelity sector funds from the group fee rate calculation once Fidelity SelectCo, LLC, an affiliate of FMR, assumed management responsibilities for those funds. The Board noted that modifying the description of the group fee rate to continue to include the assets of those 64 funds for purposes of determining group fee rate breakpoints would avoid an immediate adverse impact on the group fee rate for any fund.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including: (i) fund performance trends and Fidelity's long-term strategies for certain funds; (ii) the potential to further rationalize the Fidelity fund lineup with the possibility of achieving savings for the funds and Fidelity; (iii) the methodology with respect to competitive fund data and peer group classifications; (iv) the arrangements with, and performance of, certain sub-advisers on behalf of the Fidelity funds, as well as certain proposed participating affiliate arrangements; (v) the realization of fall-out benefits in certain Fidelity business units; (vi) Fidelity's group fee structures, including the rationale for the individual fee rates of certain categories of funds and the definition of group assets; (vii) trends regarding industry use of performance fee structures and the performance adjustment methodologies applicable to the Fidelity funds; (viii) additional competitive analysis regarding the total expenses for certain classes; and (ix) fund profitability methodology, including Fidelity's cost allocation methodology, and the impact of certain factors on fund profitability results.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research (U.K.) Inc.

Fidelity Management & Research (Hong Kong) Limited

Fidelity Management & Research (Japan) Inc.

General Distributor

Fidelity Distributors Corporation
Smithfield, RI

Transfer and Servicing Agents

Fidelity Investments Institutional Operations Company, Inc.
Boston, MA

Fidelity Service Company, Inc.
Boston, MA

Custodian

Brown Brothers Harriman & Co.
Boston, MA

VIPCONR-ANN-0214
1.811844.109

Fidelity® Variable Insurance Products:

Disciplined Small Cap Portfolio

Annual Report

December 31, 2013

(Fidelity Cover Art)

Contents

Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Fidelity Variable Insurance Products are separate account options which are purchased through a variable insurance contract.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2014 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. Performance numbers are net of all underlying fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would have been lower. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended December 31, 2013	Past 1 year	Past 5 years	Life of fund A
VIP Disciplined Small Cap Portfolio - Initial Class	38.35%	20.05%	8.12%
VIP Disciplined Small Cap Portfolio - Service Class	38.19%	19.91%	8.01%
VIP Disciplined Small Cap Portfolio - Service Class 2	37.96%	19.68%	7.80%
VIP Disciplined Small Cap Portfolio - Investor Class	38.18%	19.95%	8.02%

A From December 27, 2005.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in VIP Disciplined Small Cap Portfolio - Initial Class on December 27, 2005, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the Russell 2000® Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: Global equity markets remained upbeat for the 12 months ending December 31, 2013, propelling the MSCI® ACWI® (All Country World Index) Index to a 23.24% return. Midyear turbulence gave way by autumn when policymakers in the U.S. and China had made clear their intentions to maintain accommodative monetary policies. That stance, combined with modest cyclical improvement around the globe and generally low valuations, underpinned the broad rally in equities, although the relative strength of the U.S. dollar generally tempered gains for U.S. investors holding foreign securities based in local currencies. During the period, the broad-market S&P 500® Index set a series of new highs, finishing the year up 32.39%. For the first time since 1995, the S&P® scored a "perfect 10," with all 10 economic sectors gaining at least 10% for the year. A resurgence in growth-oriented stocks lifted the Nasdaq Composite Index® to a 40.12% result for 2013, while the blue-chip Dow Jones Industrial AverageSM notched a relatively more modest 29.65% gain. International developed-markets equities rose in concert with their U.S. counterparts, with the MSCI® EAFE® Index gaining 22.92% for the period. Meanwhile, foreign exchange and commodity weakness curbed results in resource-heavy emerging markets (EM), especially in the year's waning months. More generally, concern over EM's slowing growth, its declining share of global trade and uncertainty surrounding U.S. central bank intentions were all factors hampering performance. The MSCI Emerging Markets Index returned -2.27% for the period. On the bond side, U.S. high-yield securities rallied with equities for much of the period, with The BofA Merrill LynchSM US High Yield Constrained Index returning 7.41% for 2013. The more rate-sensitive U.S. investment-grade bond category faced headwinds though, as reflected in the -2.02% return of the Barclays® U.S. Aggregate Bond Index. Within the Barclays index, investment-grade corporate credit returned -2.01%, while ultra-safe U.S. Treasuries saw a -2.75% result. Major non-U.S. developed markets performed only slightly better, with the Citigroup® Non-USD Group-of-Seven (G7) Equal Weighted Index logging a -1.59% result. After several years of strong advances, EM debt reversed course in 2013, with the J.P. Morgan Emerging Markets Bond Index Global returning -6.58%.

Comments from Maximilian Kaufmann, Senior Portfolio Manager of the Geode Capital Management, LLC, investment management team for VIP Disciplined Small Cap Portfolio: For the year, the fund's share classes were in line with the benchmark Russell 2000® Index, which rose 38.82%. (For specific portfolio results, please refer to the performance section of this report.) Applying our quantitative security selection strategy, stock picking in the financials sector hurt relative to the benchmark, although underweighting the lagging real estate industry cushioned the negative impact. Within financials, the biggest challenges came from Redwood Trust, a mortgage-related real estate investment trust (REIT) we sold in November, and savings & loan Flagstar Bancorp. Our investments in the energy and information technology sectors also detracted. In energy, refinery Alon USA Energy lost value throughout most of the period, while biodiesel company Renewable Energy Group also hurt. In this latter case, Renewable was a strong performer that, in retrospect, we owned at suboptimal times. At our quantitative models' recommendation, we gradually added to the fund's position. Meanwhile, in technology, Dutch software & services company AVG Technologies struggled in November, after the company reduced its earnings forecast for the 2013 fiscal year. Untimely ownership of solar energy equipment manufacturer First Solar also hurt, and we sold this stock in September. Conversely, good stock selection in consumer staples and industrials was particularly helpful. In the former group, the fund benefited from timely ownership of Alliance HealthCare Services, a provider of diagnostic imaging and radiation therapy services. We owned more of this stock when it was rising during the first half of the year, and began scaling back our exposure in the second half. These moves were beneficial, as Alliance's shares lost momentum toward year end. In industrials, various stocks - including Cooper Tire & Rubber, Barrett Business Services and Swift Transportation - combined to add value. Neither Cooper nor Swift was in the portfolio at year end, at the recommendation of our models. Other notable contributors were drug store chain Rite Aid and an out-of-benchmark allocation to personal care and nutritional products manufacturer Nu Skin Enterprises. Both companies achieved share price gains exceeding 200% during the year.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2013 to December 31, 2013).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense RatioB	Beginning Account Value July 1, 2013	Ending Account Value December 31, 2013	Expenses Paid During Period* July 1, 2013 to December 31, 2013
Initial Class	.85%
Actual		$ 1,000.00	$ 1,211.50	$ 4.74
HypotheticalA		$ 1,000.00	$ 1,020.92	$ 4.33
Service Class	.93%
Actual		$ 1,000.00	$ 1,210.50	$ 5.18
HypotheticalA		$ 1,000.00	$ 1,020.52	$ 4.74
Service Class 2	1.13%
Actual		$ 1,000.00	$ 1,209.40	$ 6.29
HypotheticalA		$ 1,000.00	$ 1,019.51	$ 5.75
Investor Class	.93%
Actual		$ 1,000.00	$ 1,210.60	$ 5.18
HypotheticalA		$ 1,000.00	$ 1,020.52	$ 4.74

A 5% return per year before expenses

B Annualized expense ratio reflects expenses net of applicable fee waivers.

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Ten Stocks as of December 31, 2013
	% of fund's net assets	% of fund's net assets 6 months ago
Aspen Technology, Inc.	0.8	0.6
Align Technology, Inc.	0.8	0.0
Generac Holdings, Inc.	0.7	0.6
First American Financial Corp.	0.7	0.6
West Pharmaceutical Services, Inc.	0.7	0.3
Verint Systems, Inc.	0.7	0.0
SS&C Technologies Holdings, Inc.	0.7	0.0
Spirit Airlines, Inc.	0.7	0.3
Rite Aid Corp.	0.7	0.6
Western Refining, Inc.	0.7	0.5
	7.2
Top Five Market Sectors as of December 31, 2013
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	20.8	20.5
Information Technology	19.5	14.6
Industrials	16.1	15.1
Health Care	14.9	10.9
Consumer Discretionary	11.9	15.6
Asset Allocation (% of fund's net assets)
As of December 31, 2013*		As of June 30, 2013**
	Stocks and Equity Futures 99.7%		Stocks and Equity Futures 99.3%
	Short-Term Investments and Net Other Assets (Liabilities) 0.3%		Short-Term Investments and Net Other Assets (Liabilities) 0.7%
* Foreign investments	4.8%	** Foreign investments	3.8%

Annual Report

Investments December 31, 2013

Showing Percentage of Net Assets

Common Stocks - 99.3%
	Shares	Value
CONSUMER DISCRETIONARY - 11.9%
Auto Components - 1.5%
Dana Holding Corp.	58,952	$ 1,156,638
Dorman Products, Inc.	2,535	142,137
Drew Industries, Inc.	3,954	202,445
Gentherm, Inc. (a)	4,893	131,181
Modine Manufacturing Co. (a)	2,859	36,652
Remy International, Inc.	10,551	246,049
Standard Motor Products, Inc.	12,648	465,446
Stoneridge, Inc. (a)	16,733	213,346
Superior Industries International, Inc.	5,085	104,904
Tower International, Inc. (a)	38,549	824,949
		3,523,747
Automobiles - 0.3%
Winnebago Industries, Inc. (a)	26,150	717,818
Distributors - 0.2%
Core-Mark Holding Co., Inc.	3,736	283,674
VOXX International Corp. (a)	12,901	215,447
		499,121
Diversified Consumer Services - 1.0%
Bridgepoint Education, Inc. (a)	22,151	392,294
Capella Education Co.	7,588	504,147
Hillenbrand, Inc.	4,848	142,628
K12, Inc. (a)	10,168	221,154
LifeLock, Inc. (a)	71,826	1,178,665
		2,438,888
Hotels, Restaurants & Leisure - 4.2%
Bloomin' Brands, Inc. (a)	34,917	838,357
CEC Entertainment, Inc.	1,453	64,339
Cracker Barrel Old Country Store, Inc.	11,275	1,241,039
Einstein Noah Restaurant Group, Inc.	8,138	118,001
Fiesta Restaurant Group, Inc. (a)	5,989	312,865
Interval Leisure Group, Inc.	2,591	80,062
Jack in the Box, Inc. (a)	30,329	1,517,057
Krispy Kreme Doughnuts, Inc. (a)	51,820	999,608
Marcus Corp.	3,855	51,811
Marriott Vacations Worldwide Corp. (a)	25,541	1,347,543
Monarch Casino & Resort, Inc. (a)	3,657	73,433
Multimedia Games Holding Co., Inc. (a)	33,668	1,055,828
Papa John's International, Inc.	22,177	1,006,836
Scientific Games Corp. Class A (a)	6,483	109,757
Sonic Corp. (a)	714	14,416
Texas Roadhouse, Inc. Class A	36,623	1,018,119
Town Sports International Holdings, Inc.	1,542	22,760
		9,871,831
Household Durables - 0.7%
Flexsteel Industries, Inc.	19,051	585,437

	Shares	Value
La-Z-Boy, Inc.	14,794	$ 458,614
NACCO Industries, Inc. Class A	8,573	533,155
		1,577,206
Internet & Catalog Retail - 0.1%
FTD Companies, Inc. (a)	10,036	326,973
Media - 1.5%
Carmike Cinemas, Inc. (a)	1,476	41,092
E.W. Scripps Co. Class A (a)	38,858	843,996
Entravision Communication Corp. Class A	181,577	1,105,804
Global Sources Ltd. (a)	33,734	274,257
Gray Television, Inc. (a)	37,757	561,824
Harte-Hanks, Inc.	6,466	50,564
Loral Space & Communications Ltd.	2,183	176,779
MDC Partners, Inc. Class A	12,638	322,395
Nexstar Broadcasting Group, Inc. Class A	927	51,662
		3,428,373
Specialty Retail - 2.4%
Big 5 Sporting Goods Corp.	59,260	1,174,533
Christopher & Banks Corp. (a)	4,706	40,189
Destination Maternity Corp.	5,872	175,455
Express, Inc. (a)	53,083	991,060
Haverty Furniture Companies, Inc.	5,247	164,231
Kirkland's, Inc. (a)	4,100	97,047
Office Depot, Inc. (a)	280,188	1,482,195
Sears Hometown & Outlet Stores, Inc. (a)	10,497	267,674
Stein Mart, Inc.	3,075	41,359
The Cato Corp. Class A (sub. vtg.)	13,275	422,145
The Children's Place Retail Stores, Inc. (a)	12,829	730,868
		5,586,756
Textiles, Apparel & Luxury Goods - 0.0%
Costa, Inc. Class A (a)	1,646	35,768
Unifi, Inc. (a)	894	24,353
		60,121
TOTAL CONSUMER DISCRETIONARY		28,030,834
CONSUMER STAPLES - 4.9%
Beverages - 0.0%
Coca-Cola Bottling Co. Consolidated	964	70,555
Food & Staples Retailing - 1.4%
Andersons, Inc.	16,319	1,455,165
Harris Teeter Supermarkets, Inc.	5,613	277,002
Rite Aid Corp. (a)	305,790	1,547,297
		3,279,464
Food Products - 2.6%
Cal-Maine Foods, Inc.	7,653	460,940
Chiquita Brands International, Inc. (a)	20,200	236,340
Fresh Del Monte Produce, Inc.	23,928	677,162
J&J Snack Foods Corp.	5,761	510,367
Omega Protein Corp. (a)	30,851	379,159
Common Stocks - continued
	Shares	Value
CONSUMER STAPLES - continued
Food Products - continued
Pilgrims Pride Corp. (a)	70,878	$ 1,151,768
Sanderson Farms, Inc.	17,341	1,254,275
Seneca Foods Corp. Class A (a)	3,566	113,720
TreeHouse Foods, Inc. (a)	18,149	1,250,829
		6,034,560
Household Products - 0.3%
Orchids Paper Products Co.	10,898	357,890
WD-40 Co.	5,890	439,865
		797,755
Personal Products - 0.6%
Inter Parfums, Inc.	549	19,660
Nature's Sunshine Products, Inc.	3,478	60,239
Nu Skin Enterprises, Inc. Class A	9,305	1,286,137
Nutraceutical International Corp.	964	25,816
		1,391,852
TOTAL CONSUMER STAPLES		11,574,186
ENERGY - 4.4%
Energy Equipment & Services - 2.0%
Dril-Quip, Inc. (a)	10,408	1,144,151
Exterran Holdings, Inc. (a)	13,382	457,664
Gulf Island Fabrication, Inc.	4,203	97,594
Hercules Offshore, Inc. (a)	143,844	939,301
Matrix Service Co. (a)	27,682	677,379
Newpark Resources, Inc. (a)	5,636	69,266
Parker Drilling Co. (a)	53,858	437,866
RigNet, Inc. (a)	6,063	290,600
Tesco Corp. (a)	29,198	577,536
		4,691,357
Oil, Gas & Consumable Fuels - 2.4%
Abraxas Petroleum Corp. (a)	990	3,247
Adams Resources & Energy, Inc.	445	30,483
Alon U.S.A. Energy, Inc.	27,961	462,475
Crosstex Energy, Inc.	280	10,125
CVR Energy, Inc.	29,210	1,268,590
Delek U.S. Holdings, Inc.	10,165	349,778
Evolution Petroleum Corp.	5,919	73,040
Renewable Energy Group, Inc. (a)	107,787	1,235,239
Rex American Resources Corp. (a)	9,998	447,011
Warren Resources, Inc. (a)	29,241	91,817
Western Refining, Inc. (d)	36,432	1,545,081
		5,516,886
TOTAL ENERGY		10,208,243
FINANCIALS - 20.8%
Capital Markets - 2.0%
American Capital Ltd. (a)	75,379	1,178,928

	Shares	Value
Calamos Asset Management, Inc. Class A	11,374	$ 134,668
Evercore Partners, Inc. Class A	22,361	1,336,741
FBR & Co. (a)	6,165	162,633
GAMCO Investors, Inc. Class A	648	56,357
HFF, Inc.	3,707	99,533
Investment Technology Group, Inc. (a)	17,489	359,574
MCG Capital Corp.	19,837	87,283
New Mountain Finance Corp.	1,669	25,102
Piper Jaffray Companies (a)	1,548	61,223
Silvercrest Asset Management Group Class A	679	11,577
TCP Capital Corp.	23,147	388,407
Virtus Investment Partners, Inc. (a)	2,491	498,325
WisdomTree Investments, Inc. (a)	13,355	236,517
		4,636,868
Commercial Banks - 5.9%
1st Source Corp.	174	5,558
Ameris Bancorp (a)	5,211	110,004
BancFirst Corp.	417	23,377
Banco Latinoamericano de Comercio Exterior SA Series E	3,930	110,119
Bank of Kentucky Financial Corp.	1,060	39,114
Bank of Marin Bancorp	1,493	64,781
Banner Bank	16,777	751,945
BBCN Bancorp, Inc.	8,262	137,067
BNC Bancorp	5,074	86,968
Central Pacific Financial Corp.	18,215	365,757
Chemical Financial Corp.	5,611	177,700
Citizens & Northern Corp.	3,074	63,417
Customers Bancorp, Inc. (a)	15,918	325,682
Eagle Bancorp, Inc., Maryland	4,040	123,745
First Bancorp, Puerto Rico (a)	112,072	693,726
First Community Bancshares, Inc.	3,908	65,264
First Financial Holdings, Inc.	151	10,043
First Interstate Bancsystem, Inc.	6,851	194,363
First Merchants Corp.	21,525	489,909
Flushing Financial Corp.	8,114	167,960
Hanmi Financial Corp.	36,267	793,885
Home Bancshares, Inc.	4,982	186,078
HomeTrust Bancshares, Inc. (a)	1,269	20,291
International Bancshares Corp.	7,083	186,920
Lakeland Financial Corp.	685	26,715
MainSource Financial Group, Inc.	2,037	36,727
MB Financial, Inc.	31,617	1,014,590
Mercantile Bank Corp.	582	12,560
Merchants Bancshares, Inc.	8,936	299,356
OmniAmerican Bancorp, Inc. (a)	1,442	30,830
Peoples Bancorp, Inc.	2,729	61,430
PrivateBancorp, Inc.	50,948	1,473,926
Republic Bancorp, Inc., Kentucky Class A	2,520	61,841
Simmons First National Corp. Class A	1,284	47,701
Southwest Bancorp, Inc., Oklahoma (a)	3,660	58,267
Susquehanna Bancshares, Inc.	51,012	654,994
Common Stocks - continued
	Shares	Value
FINANCIALS - continued
Commercial Banks - continued
Umpqua Holdings Corp. (d)	77,689	$ 1,486,967
United Community Banks, Inc., Georgia (a)	47,799	848,432
ViewPoint Financial Group	1,287	35,328
Washington Trust Bancorp, Inc.	5,055	188,147
WesBanco, Inc.	6,043	193,376
Wilshire Bancorp, Inc.	64,738	707,586
Wintrust Financial Corp.	29,522	1,361,555
Yadkin Financial Corp. (a)	5,493	93,601
		13,887,602
Consumer Finance - 1.3%
Cash America International, Inc.	7,573	290,046
Credit Acceptance Corp. (a)	3,667	476,673
Green Dot Corp. Class A (a)	30,644	770,697
Nelnet, Inc. Class A	30,225	1,273,682
Regional Management Corp. (a)	8,792	298,313
		3,109,411
Diversified Financial Services - 0.9%
Gain Capital Holdings, Inc.	25,422	190,919
MarketAxess Holdings, Inc.	22,522	1,506,046
Marlin Business Services Corp.	13,095	329,994
Vector Capital Corp. rights (a)	5,673	0
		2,026,959
Insurance - 4.2%
Amerisafe, Inc.	946	39,959
Argo Group International Holdings, Ltd.	19,366	900,325
eHealth, Inc. (a)	17,051	792,701
Employers Holdings, Inc.	1,172	37,094
FBL Financial Group, Inc. Class A	7,686	344,256
First American Financial Corp.	56,376	1,589,803
HCI Group, Inc. (d)	5,589	299,012
Hilltop Holdings, Inc. (a)	41,510	960,126
Horace Mann Educators Corp.	41,445	1,307,175
Navigators Group, Inc. (a)	2,794	176,469
Platinum Underwriters Holdings Ltd.	21,263	1,302,997
ProAssurance Corp.	20,635	1,000,385
Selective Insurance Group, Inc.	17,419	471,358
Symetra Financial Corp.	6,120	116,035
United Fire Group, Inc.	845	24,218
Universal Insurance Holdings, Inc.	43,537	630,416
		9,992,329
Real Estate Investment Trusts - 4.0%
Agree Realty Corp.	5,439	157,840
Apollo Commercial Real Estate Finance, Inc.	26,508	430,755
Ashford Hospitality Prime, Inc.	5,642	102,684
Ashford Hospitality Trust, Inc.	31,305	259,205
Capstead Mortgage Corp.	24,720	298,618
CubeSmart	22,363	356,466
Extra Space Storage, Inc.	26,742	1,126,640

	Shares	Value
MFA Financial, Inc.	50,864	$ 359,100
National Health Investors, Inc.	18,888	1,059,617
New Residential Investment Corp.	175,127	1,169,848
Potlatch Corp.	2,754	114,952
Resource Capital Corp.	22,932	135,987
RLJ Lodging Trust	53,263	1,295,356
Sovran Self Storage, Inc.	11,891	774,936
Sunstone Hotel Investors, Inc.	29,631	397,055
The Geo Group, Inc.	39,167	1,261,961
		9,301,020
Real Estate Management & Development - 0.6%
Altisource Residential Corp. Class B	46,436	1,398,188
Thrifts & Mortgage Finance - 1.9%
Dime Community Bancshares, Inc.	21,777	368,467
Doral Financial Corp. (a)	7,783	121,882
EverBank Financial Corp.	14,892	273,119
Farmer Mac Class C (non-vtg.)	3,220	110,285
Flagstar Bancorp, Inc. (a)	32,096	629,724
Fox Chase Bancorp, Inc.	1,973	34,291
Home Loan Servicing Solutions Ltd.	48,964	1,124,703
HomeStreet, Inc.	16,854	337,080
Northwest Bancshares, Inc.	21,912	323,859
Provident Financial Holdings, Inc.	3,598	53,970
Simplicity Bancorp, Inc.	3,267	52,795
WSFS Financial Corp.	13,142	1,018,899
		4,449,074
TOTAL FINANCIALS		48,801,451
HEALTH CARE - 14.9%
Biotechnology - 1.0%
Alnylam Pharmaceuticals, Inc. (a)	2,627	168,995
Cepheid, Inc. (a)	2,380	111,194
Dyax Corp. (a)	34,809	262,112
Emergent BioSolutions, Inc. (a)	7,093	163,068
Insys Therapeutics, Inc. (a)	9,099	352,222
Intercept Pharmaceuticals, Inc. (a)	3,399	232,084
Isis Pharmaceuticals, Inc. (a)	22,035	877,874
NPS Pharmaceuticals, Inc. (a)	847	25,715
Pharmacyclics, Inc. (a)	1,062	112,338
		2,305,602
Health Care Equipment & Supplies - 5.6%
Align Technology, Inc. (a)	31,016	1,772,564
Analogic Corp.	1,446	128,058
Angiodynamics, Inc. (a)	3,743	64,342
Anika Therapeutics, Inc. (a)	20,010	763,582
ArthroCare Corp. (a)	7,719	310,613
Cantel Medical Corp.	15,952	540,932
Cardiovascular Systems, Inc. (a)	7,563	259,335
CONMED Corp.	3,099	131,708
Cryolife, Inc.	5,796	64,278
Cyberonics, Inc. (a)	19,899	1,303,583
Globus Medical, Inc. (a)	18,528	373,895
Common Stocks - continued
	Shares	Value
HEALTH CARE - continued
Health Care Equipment & Supplies - continued
Greatbatch, Inc. (a)	8,090	$ 357,902
ICU Medical, Inc. (a)	1,518	96,712
Invacare Corp.	2,029	47,093
Masimo Corp.	3,240	94,705
Natus Medical, Inc. (a)	26,649	599,603
NuVasive, Inc. (a)	24,356	787,429
Orthofix International NV (a)	18,325	418,177
RTI Biologics, Inc. (a)	45,541	161,215
Sirona Dental Systems, Inc. (a)	16,337	1,146,857
Steris Corp.	1,685	80,964
SurModics, Inc. (a)	9,684	236,193
Thoratec Corp. (a)	38,940	1,425,204
Vascular Solutions, Inc. (a)	5,361	124,107
West Pharmaceutical Services, Inc.	32,287	1,584,000
Zeltiq Aesthetics, Inc. (a)	17,371	328,486
		13,201,537
Health Care Providers & Services - 5.5%
Addus HomeCare Corp. (a)	10,385	233,143
Alliance Healthcare Services, Inc. (a)	37,741	933,712
AMN Healthcare Services, Inc. (a)	35,585	523,100
AmSurg Corp. (a)	10,593	486,431
Corvel Corp. (a)	5,828	272,168
Cross Country Healthcare, Inc. (a)	11,554	115,309
Five Star Quality Care, Inc. (a)	49,939	274,165
Hanger, Inc. (a)	30,684	1,207,109
HealthSouth Corp.	17,836	594,296
Kindred Healthcare, Inc.	6,323	124,816
Magellan Health Services, Inc. (a)	22,229	1,331,739
Molina Healthcare, Inc. (a)	2,650	92,088
National Healthcare Corp.	4,886	263,404
Owens & Minor, Inc.	39,348	1,438,563
PharMerica Corp. (a)	23,155	497,833
Providence Service Corp. (a)	24,318	625,459
Select Medical Holdings Corp.	120,803	1,402,523
Team Health Holdings, Inc. (a)	33,256	1,514,811
Triple-S Management Corp. (a)	6,228	121,072
Universal American Spin Corp.	3,539	25,835
Wellcare Health Plans, Inc. (a)	13,541	953,557
		13,031,133
Health Care Technology - 0.8%
Medidata Solutions, Inc. (a)	6,794	411,513
Omnicell, Inc. (a)	51,204	1,307,238
Quality Systems, Inc.	8,851	186,402
		1,905,153
Life Sciences Tools & Services - 0.5%
Albany Molecular Research, Inc. (a)	36,176	364,654
Cambrex Corp. (a)	13,400	238,922

	Shares	Value
Luminex Corp. (a)	5,157	$ 100,046
PAREXEL International Corp. (a)	10,622	479,902
		1,183,524
Pharmaceuticals - 1.5%
Impax Laboratories, Inc. (a)	2,755	69,261
Jazz Pharmaceuticals PLC (a)	3,854	487,762
Lannett Co., Inc. (a)	18,242	603,810
Pozen, Inc.	23,272	187,107
Prestige Brands Holdings, Inc. (a)	5,951	213,046
Questcor Pharmaceuticals, Inc. (d)	12,367	673,383
Sagent Pharmaceuticals, Inc. (a)	10,650	270,297
Santarus, Inc. (a)	7,491	239,412
The Medicines Company (a)	17,890	690,912
		3,434,990
TOTAL HEALTH CARE		35,061,939
INDUSTRIALS - 16.1%
Aerospace & Defense - 2.4%
AAR Corp.	16,922	473,985
American Science & Engineering, Inc.	9,117	655,603
Astronics Corp. (a)	2,806	143,106
Curtiss-Wright Corp.	16,564	1,030,778
Ducommun, Inc. (a)	1,036	30,883
Engility Holdings, Inc. (a)	5,041	168,369
Esterline Technologies Corp. (a)	9,032	920,903
Moog, Inc. Class A (a)	14,827	1,007,346
Taser International, Inc. (a)	74,629	1,185,109
Teledyne Technologies, Inc. (a)	1,602	147,160
		5,763,242
Air Freight & Logistics - 0.0%
Park-Ohio Holdings Corp. (a)	201	10,532
Airlines - 1.2%
Republic Airways Holdings, Inc. (a)	56,968	608,988
SkyWest, Inc.	42,063	623,794
Spirit Airlines, Inc. (a)	34,191	1,552,613
		2,785,395
Building Products - 0.6%
AAON, Inc.	4,775	152,561
American Woodmark Corp. (a)	6,186	244,533
Apogee Enterprises, Inc.	10,735	385,494
Gibraltar Industries, Inc. (a)	4,130	76,777
PGT, Inc. (a)	52,881	535,156
		1,394,521
Commercial Services & Supplies - 1.9%
ABM Industries, Inc.	7,502	214,482
ARC Document Solutions, Inc. (a)	19,711	162,024
Consolidated Graphics, Inc. (a)	1,003	67,642
Deluxe Corp.	13,805	720,483
G&K Services, Inc. Class A	14,744	917,519
Intersections, Inc.	19,256	150,004
Kimball International, Inc. Class B	32,372	486,551
Common Stocks - continued
	Shares	Value
INDUSTRIALS - continued
Commercial Services & Supplies - continued
Knoll, Inc.	3,546	$ 64,927
Mine Safety Appliances Co.	165	8,450
Multi-Color Corp.	2,136	80,613
Performant Financial Corp. (a)	2,035	20,961
Steelcase, Inc. Class A	13,445	213,238
UniFirst Corp.	10,376	1,110,232
Viad Corp.	6,488	180,237
		4,397,363
Construction & Engineering - 0.8%
Argan, Inc. (a)	25,304	697,378
Comfort Systems U.S.A., Inc.	18,676	362,128
EMCOR Group, Inc.	2,773	117,686
Furmanite Corp. (a)	17,986	191,011
MYR Group, Inc. (a)	2,890	72,481
Primoris Services Corp.	10,674	332,282
		1,772,966
Electrical Equipment - 1.1%
EnerSys	13,437	941,799
Generac Holdings, Inc.	28,716	1,626,474
Powell Industries, Inc.	453	30,346
		2,598,619
Industrial Conglomerates - 0.0%
Raven Industries, Inc.	1,312	53,976
Machinery - 2.5%
Alamo Group, Inc.	1,502	91,156
Altra Industrial Motion Corp.	831	28,437
CIRCOR International, Inc.	5,440	439,443
Federal Signal Corp. (a)	6,306	92,383
Global Brass & Copper Holdings, Inc.	6,944	114,923
Hurco Companies, Inc.	1,660	41,517
Hyster-Yale Materials Handling Class A	14,795	1,378,302
John Bean Technologies Corp.	6,614	193,989
Kadant, Inc.	14,211	575,830
L.B. Foster Co. Class A	2,490	117,752
Lydall, Inc. (a)	1,430	25,197
Mueller Industries, Inc.	18,574	1,170,348
Mueller Water Products, Inc. Class A	135,238	1,267,180
NN, Inc.	2,215	44,721
Standex International Corp.	3,345	210,334
Sun Hydraulics Corp.	802	32,746
Tennant Co.	565	38,313
Xerium Technologies, Inc. (a)	3,576	58,968
		5,921,539
Marine - 0.4%
Matson, Inc.	34,977	913,249
Professional Services - 3.0%
Barrett Business Services, Inc.	13,246	1,228,434
Exponent, Inc.	3,175	245,872
Huron Consulting Group, Inc. (a)	4,878	305,948

	Shares	Value
ICF International, Inc. (a)	647	$ 22,457
Insperity, Inc.	17,392	628,373
Kelly Services, Inc. Class A (non-vtg.)	8,644	215,581
Korn/Ferry International (a)	53,416	1,395,226
Navigant Consulting, Inc. (a)	8,125	156,000
On Assignment, Inc. (a)	10,657	372,142
Resources Connection, Inc.	19,901	285,181
RPX Corp. (a)	75,414	1,274,497
TrueBlue, Inc. (a)	4,960	127,869
WageWorks, Inc. (a)	11,812	702,105
		6,959,685
Road & Rail - 1.4%
AMERCO	5,262	1,251,514
Arkansas Best Corp.	7,183	241,923
Heartland Express, Inc.	26,890	527,582
Marten Transport Ltd.	4,670	94,287
Old Dominion Freight Lines, Inc. (a)	22,237	1,179,006
Universal Truckload Services, Inc.	3,260	99,463
		3,393,775
Trading Companies & Distributors - 0.6%
Aceto Corp.	33,526	838,485
Aircastle Ltd.	21,594	413,741
DXP Enterprises, Inc. (a)	2,162	249,062
		1,501,288
Transportation Infrastructure - 0.2%
Wesco Aircraft Holdings, Inc. (a)	19,072	418,058
TOTAL INDUSTRIALS		37,884,208
INFORMATION TECHNOLOGY - 19.5%
Communications Equipment - 4.2%
Anaren, Inc. (a)	6,440	180,256
Arris Group, Inc. (a)	30,727	748,663
Aruba Networks, Inc. (a)	79,830	1,428,957
Black Box Corp.	17,244	513,871
Communications Systems, Inc.	4,445	49,517
Comtech Telecommunications Corp.	23,098	728,049
Emulex Corp. (a)	67,429	482,792
Extreme Networks, Inc. (a)	179,768	1,258,376
Finisar Corp. (a)	63,370	1,515,810
Harmonic, Inc. (a)	3,393	25,040
Ixia (a)	16,764	223,129
Oplink Communications, Inc. (a)	4,732	88,015
Plantronics, Inc.	16,759	778,456
Tessco Technologies, Inc.	10,481	422,594
Ubiquiti Networks, Inc. (d)	31,225	1,435,101
		9,878,626
Computers & Peripherals - 0.4%
QLogic Corp. (a)	68,072	805,292
Super Micro Computer, Inc. (a)	12,304	211,137
		1,016,429
Common Stocks - continued
	Shares	Value
INFORMATION TECHNOLOGY - continued
Electronic Equipment & Components - 2.4%
Benchmark Electronics, Inc. (a)	58,606	$ 1,352,626
Daktronics, Inc.	25,092	393,443
Electro Scientific Industries, Inc.	27,442	287,043
Insight Enterprises, Inc. (a)	13,110	297,728
Methode Electronics, Inc. Class A	20,864	713,340
Newport Corp. (a)	6,697	121,015
PC Connection, Inc.	1,143	28,404
Plexus Corp. (a)	1,907	82,554
Sanmina Corp. (a)	20,334	339,578
ScanSource, Inc. (a)	19,305	819,111
SYNNEX Corp. (a)	19,225	1,295,765
		5,730,607
Internet Software & Services - 1.2%
comScore, Inc. (a)	12,188	348,699
Constant Contact, Inc. (a)	7,131	221,560
eGain Communications Corp. (a)	12,592	128,942
Perficient, Inc. (a)	6,339	148,459
Shutterstock, Inc. (a)	1,291	107,966
Stamps.com, Inc. (a)	10,012	421,505
United Online, Inc.	51,969	715,093
ValueClick, Inc. (a)	6,377	149,030
WebMD Health Corp. (a)	8,940	353,130
XO Group, Inc. (a)	12,643	187,875
		2,782,259
IT Services - 3.7%
Acxiom Corp. (a)	39,510	1,461,080
Cardtronics, Inc. (a)	16,011	695,678
CSG Systems International, Inc.	15,359	451,555
ExlService Holdings, Inc. (a)	12,655	349,531
Forrester Research, Inc.	2,448	93,660
Global Cash Access Holdings, Inc. (a)	69,903	698,331
Hackett Group, Inc.	5,098	31,659
iGATE Corp. (a)	14,510	582,722
Jack Henry & Associates, Inc.	19,651	1,163,536
Maximus, Inc.	13,025	572,970
MoneyGram International, Inc. (a)	3,611	75,037
NCI, Inc. Class A (a)	5,191	34,364
Sapient Corp. (a)	84,358	1,464,455
Syntel, Inc.	7,293	663,298
Teletech Holdings, Inc. (a)	14,425	345,335
		8,683,211
Semiconductors & Semiconductor Equipment - 2.0%
Advanced Energy Industries, Inc. (a)	9,039	206,632
Ambarella, Inc. (a)	38,631	1,310,750
ATMI, Inc. (a)	1,909	57,671
Cabot Microelectronics Corp. (a)	18,329	837,635
Intersil Corp. Class A	12,541	143,845

	Shares	Value
Kulicke & Soffa Industries, Inc. (a)	62,409	$ 830,040
Rambus, Inc. (a)	107,214	1,015,317
Spansion, Inc. Class A (a)	18,580	258,076
Supertex, Inc.	408	10,220
Ultra Clean Holdings, Inc. (a)	2,207	22,136
		4,692,322
Software - 5.6%
Actuate Corp. (a)	8,129	62,675
Advent Software, Inc.	36,783	1,287,037
Aspen Technology, Inc. (a)	42,482	1,775,736
AVG Technologies NV (a)	49,047	844,099
Comverse, Inc.	12,685	492,178
ePlus, Inc.	2,006	114,021
Gigamon, Inc. (a)	2,924	82,106
Manhattan Associates, Inc. (a)	12,356	1,451,583
Monotype Imaging Holdings, Inc.	25,881	824,569
NetScout Systems, Inc. (a)	21,099	624,319
Pegasystems, Inc.	9,732	478,620
QAD, Inc.:
Class A	3,608	63,717
Class B	2,068	33,129
SS&C Technologies Holdings, Inc. (a)	35,231	1,559,324
TeleCommunication Systems, Inc. Class A (a)	105,661	245,134
TeleNav, Inc. (a)	36,989	243,758
TiVo, Inc. (a)	105,341	1,382,074
Verint Systems, Inc. (a)	36,799	1,580,149
		13,144,228
TOTAL INFORMATION TECHNOLOGY		45,927,682
MATERIALS - 4.6%
Chemicals - 2.6%
A. Schulman, Inc.	3,883	136,915
American Pacific Corp. (a)	11,088	413,139
Ferro Corp. (a)	21,159	271,470
FutureFuel Corp.	53,973	852,773
H.B. Fuller Co.	22,389	1,165,124
Innospec, Inc.	7,743	357,881
Landec Corp. (a)	14,922	180,855
Minerals Technologies, Inc.	20,999	1,261,410
Quaker Chemical Corp.	2,937	226,355
Sensient Technologies Corp.	16,857	817,902
Stepan Co.	3,595	235,940
Zep, Inc.	5,516	100,171
		6,019,935
Containers & Packaging - 1.1%
AEP Industries, Inc. (a)	1,050	55,472
Berry Plastics Group, Inc. (a)	10,848	258,074
Graphic Packaging Holding Co. (a)	158,185	1,518,576
Myers Industries, Inc.	34,022	718,545
		2,550,667
Common Stocks - continued
	Shares	Value
MATERIALS - continued
Metals & Mining - 0.3%
Worthington Industries, Inc.	18,136	$ 763,163
Paper & Forest Products - 0.6%
P.H. Glatfelter Co.	3,536	97,735
Schweitzer-Mauduit International, Inc.	27,473	1,414,035
		1,511,770
TOTAL MATERIALS		10,845,535
TELECOMMUNICATION SERVICES - 0.7%
Diversified Telecommunication Services - 0.7%
IDT Corp. Class B	9,995	178,611
Inteliquent, Inc.	101,351	1,157,428
Premiere Global Services, Inc. (a)	9,742	112,910
Vonage Holdings Corp. (a)	48,193	160,483
		1,609,432
Wireless Telecommunication Services - 0.0%
Shenandoah Telecommunications Co.	1,961	50,339
TOTAL TELECOMMUNICATION SERVICES		1,659,771
UTILITIES - 1.5%
Electric Utilities - 0.5%
El Paso Electric Co.	20,748	728,462
UNS Energy Corp.	7,621	456,117
		1,184,579
Gas Utilities - 0.1%
Southwest Gas Corp.	4,553	254,558
Independent Power Producers & Energy Traders - 0.0%
Genie Energy Ltd. Class B (a)	4,004	40,881
Multi-Utilities - 0.4%
Avista Corp.	4,551	128,293
NorthWestern Energy Corp.	17,413	754,331
		882,624
Water Utilities - 0.5%
American States Water Co.	37,382	1,073,985
Consolidated Water Co., Inc.	8,037	113,322
		1,187,307
TOTAL UTILITIES		3,549,949
TOTAL COMMON STOCKS (Cost $194,111,541)		233,543,798
U.S. Treasury Obligations - 0.1%
	Principal Amount	Value
U.S. Treasury Bills, yield at date of purchase 0.08% 5/29/14 (e) (Cost $249,913)	$ 250,000	$ 249,939
Money Market Funds - 8.4%
	Shares
Fidelity Cash Central Fund, 0.11% (b)	14,555,623	14,555,623
Fidelity Securities Lending Cash Central Fund, 0.11% (b)(c)	5,147,975	5,147,975
TOTAL MONEY MARKET FUNDS (Cost $19,703,598)		19,703,598
TOTAL INVESTMENT PORTFOLIO - 107.8% (Cost $214,065,052)	253,497,335
NET OTHER ASSETS (LIABILITIES) - (7.8)%	(18,397,719)
NET ASSETS - 100%	$ 235,099,616
Futures Contracts
	Expiration Date	Underlying Face Amount at Value	Unrealized Appreciation/(Depreciation)
Purchased
Equity Index Contracts
9 ICE Russell 2000 Index Contracts (United States)	March 2014	$ 1,045,260	$ 57,158

The face value of futures purchased as a percentage of net assets is 0.4%
Legend
(a) Non-income producing

(b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
(e) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $249,939.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 5,067
Fidelity Securities Lending Cash Central Fund	25,190
Total	$ 30,257
Other Information

The following is a summary of the inputs used, as of December 31, 2013, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 28,030,834	$ 28,030,834	$ -	$ -
Consumer Staples	11,574,186	11,574,186	-	-
Energy	10,208,243	10,208,243	-	-
Financials	48,801,451	48,801,451	-	-
Health Care	35,061,939	35,061,939	-	-
Industrials	37,884,208	37,884,208	-	-
Information Technology	45,927,682	45,927,682	-	-
Materials	10,845,535	10,845,535	-	-
Telecommunication Services	1,659,771	1,659,771	-	-
Utilities	3,549,949	3,549,949	-	-
U.S. Government and Government Agency Obligations	249,939	-	249,939	-
Money Market Funds	19,703,598	19,703,598	-	-
Total Investments in Securities:	$ 253,497,335	$ 253,247,396	$ 249,939	$ -
Derivative Instruments:
Assets
Futures Contracts	$ 57,158	$ 57,158	$ -	$ -
Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of December 31, 2013. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset	Liability
Equity Risk
Futures Contracts (a)	$ 57,158	$ -
Total Value of Derivatives	$ 57,158	$ -

(a) Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. Only the period end receivable or payable for daily variation margin and net unrealized appreciation (depreciation) are presented in the Statement of Assets and Liabilities.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	December 31, 2013

Assets
Investment in securities, at value (including securities loaned of $5,098,740) - See accompanying schedule: Unaffiliated issuers (cost $194,361,454)	$ 233,793,737
Fidelity Central Funds (cost $19,703,598)	19,703,598
Total Investments (cost $214,065,052)		$ 253,497,335
Segregated cash with brokers for derivative instruments		86,000
Cash		2,687
Receivable for investments sold		102,372
Receivable for fund shares sold		581,166
Dividends receivable		178,497
Distributions receivable from Fidelity Central Funds		2,214
Receivable for daily variation margin for derivative instruments		61,239
Prepaid expenses		488
Total assets		254,511,998

Liabilities
Payable for investments purchased	$ 13,997,563
Payable for fund shares redeemed	65,634
Accrued management fee	127,358
Distribution and service plan fees payable	860
Other affiliated payables	31,043
Other payables and accrued expenses	41,949
Collateral on securities loaned, at value	5,147,975
Total liabilities		19,412,382

Net Assets		$ 235,099,616
Net Assets consist of:
Paid in capital		$ 192,525,713
Accumulated undistributed net realized gain (loss) on investments		3,084,462
Net unrealized appreciation (depreciation) on investments		39,489,441
Net Assets		$ 235,099,616

Statement of Assets and Liabilities - continued

December 31, 2013

Initial Class: Net Asset Value, offering price and redemption price per share ($45,698,762 ÷ 2,967,479 shares)	$ 15.40

Service Class: Net Asset Value, offering price and redemption price per share ($329,082 ÷ 21,313 shares)	$ 15.44

Service Class 2: Net Asset Value, offering price and redemption price per share ($4,115,288 ÷ 266,398 shares)	$ 15.45

Investor Class: Net Asset Value, offering price and redemption price per share ($184,956,484 ÷ 12,043,466 shares)	$ 15.36

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended December 31, 2013

Investment Income
Dividends		$ 2,335,120
Interest		280
Income from Fidelity Central Funds		30,257
Total income		2,365,657

Expenses
Management fee	$ 1,093,406
Transfer agent fees	211,291
Distribution and service plan fees	8,728
Accounting and security lending fees	60,894
Custodian fees and expenses	19,546
Independent trustees' compensation	738
Audit	48,574
Legal	443
Miscellaneous	858
Total expenses before reductions	1,444,478
Expense reductions	(5,962)	1,438,516
Net investment income (loss)		927,141
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	15,379,489
Futures contracts	1,119,192
Total net realized gain (loss)		16,498,681
Change in net unrealized appreciation (depreciation) on: Investment securities	31,645,219
Futures contracts	17,483
Total change in net unrealized appreciation (depreciation)		31,662,702
Net gain (loss)		48,161,383
Net increase (decrease) in net assets resulting from operations		$ 49,088,524

Statement of Changes in Net Assets

	Year ended December 31, 2013	Year ended December 31, 2012
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 927,141	$ 1,452,571
Net realized gain (loss)	16,498,681	5,627,263
Change in net unrealized appreciation (depreciation)	31,662,702	6,760,922
Net increase (decrease) in net assets resulting from operations	49,088,524	13,840,756
Distributions to shareholders from net investment income	(856,753)	(1,580,687)
Distributions to shareholders from net realized gain	(14,181,388)	(4,740,566)
Total distributions	(15,038,141)	(6,321,253)
Share transactions - net increase (decrease)	113,922,133	3,708,990
Total increase (decrease) in net assets	147,972,516	11,228,493

Net Assets
Beginning of period	87,127,100	75,898,607
End of period (including undistributed net investment income of $0 and distributions in excess of net investment income of $138,807, respectively)	$ 235,099,616	$ 87,127,100

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Initial Class

Years ended December 31,	2013	2012	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 12.03	$ 10.94	$ 11.15	$ 8.91	$ 7.32
Income from Investment Operations
Net investment income (loss) C	.09	.22	.05	.04	.04
Net realized and unrealized gain (loss)	4.44	1.83	(.20)	2.24	1.59
Total from investment operations	4.53	2.05	(.15)	2.28	1.63
Distributions from net investment income	(.07)	(.25)	(.06)	(.04)	(.04)
Distributions from net realized gain	(1.09)	(.71)	-	-	-
Total distributions	(1.16)	(.96)	(.06)	(.04)	(.04)
Net asset value, end of period	$ 15.40	$ 12.03	$ 10.94	$ 11.15	$ 8.91
Total Return A, B	38.35%	19.00%	(1.36)%	25.54%	22.28%
Ratios to Average Net Assets D, F
Expenses before reductions	.86%	.91%	.91%	.95%	1.05%
Expenses net of fee waivers, if any	.86%	.91%	.91%	.94%	1.00%
Expenses net of all reductions	.86%	.91%	.91%	.94%	1.00%
Net investment income (loss)	.66%	1.80%	.47%	.41%	.56%
Supplemental Data
Net assets, end of period (000 omitted)	$ 45,699	$ 20,183	$ 19,809	$ 19,742	$ 13,864
Portfolio turnover rate E	108%	99%	90%	71%	81%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

Financial Highlights - Service Class

Years ended December 31,	2013	2012	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 12.06	$ 10.96	$ 11.16	$ 8.92	$ 7.33
Income from Investment Operations
Net investment income (loss) C	.08	.21	.04	.03	.03
Net realized and unrealized gain (loss)	4.44	1.84	(.20)	2.23	1.58
Total from investment operations	4.52	2.05	(.16)	2.26	1.61
Distributions from net investment income	(.05)	(.24)	(.04)	(.02)	(.02)
Distributions from net realized gain	(1.09)	(.71)	-	-	-
Total distributions	(1.14)	(.95)	(.04)	(.02)	(.02)
Net asset value, end of period	$ 15.44	$ 12.06	$ 10.96	$ 11.16	$ 8.92
Total Return A, B	38.19%	18.97%	(1.41)%	25.35%	22.03%
Ratios to Average Net Assets D, F
Expenses before reductions	.95%	.99%	1.01%	1.04%	1.10%
Expenses net of fee waivers, if any	.95%	.99%	1.01%	1.04%	1.10%
Expenses net of all reductions	.95%	.99%	1.01%	1.04%	1.10%
Net investment income (loss)	.57%	1.72%	.38%	.32%	.46%
Supplemental Data
Net assets, end of period (000 omitted)	$ 329	$ 279	$ 235	$ 327	$ 426
Portfolio turnover rate E	108%	99%	90%	71%	81%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Service Class 2

Years ended December 31,	2013	2012	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 12.07	$ 10.96	$ 11.15	$ 8.92	$ 7.33
Income from Investment Operations
Net investment income (loss) C	.05	.18	.02	.01	.02
Net realized and unrealized gain (loss)	4.45	1.83	(.20)	2.23	1.59
Total from investment operations	4.50	2.01	(.18)	2.24	1.61
Distributions from net investment income	(.03)	(.19)	(.01)	(.01)	(.02)
Distributions from net realized gain	(1.09)	(.71)	-	-	-
Total distributions	(1.12)	(.90)	(.01)	(.01)	(.02)
Net asset value, end of period	$ 15.45	$ 12.07	$ 10.96	$ 11.15	$ 8.92
Total Return A, B	37.96%	18.58%	(1.58)%	25.07%	21.94%
Ratios to Average Net Assets D, F
Expenses before reductions	1.15%	1.23%	1.26%	1.28%	1.41%
Expenses net of fee waivers, if any	1.15%	1.23%	1.25%	1.25%	1.25%
Expenses net of all reductions	1.15%	1.23%	1.25%	1.25%	1.25%
Net investment income (loss)	.37%	1.48%	.14%	.11%	.31%
Supplemental Data
Net assets, end of period (000 omitted)	$ 4,115	$ 1,624	$ 1,656	$ 2,513	$ 1,535
Portfolio turnover rate E	108%	99%	90%	71%	81%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

Financial Highlights - Investor Class

Years ended December 31,	2013	2012	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 12.01	$ 10.92	$ 11.12	$ 8.89	$ 7.31
Income from Investment Operations
Net investment income (loss) C	.08	.21	.04	.03	.04
Net realized and unrealized gain (loss)	4.42	1.83	(.19)	2.23	1.57
Total from investment operations	4.50	2.04	(.15)	2.26	1.61
Distributions from net investment income	(.06)	(.24)	(.05)	(.03)	(.03)
Distributions from net realized gain	(1.09)	(.71)	-	-	-
Total distributions	(1.15)	(.95)	(.05)	(.03)	(.03)
Net asset value, end of period	$ 15.36	$ 12.01	$ 10.92	$ 11.12	$ 8.89
Total Return A, B	38.18%	18.96%	(1.35)%	25.44%	22.09%
Ratios to Average Net Assets D, F
Expenses before reductions	.94%	.98%	.99%	1.02%	1.12%
Expenses net of fee waivers, if any	.93%	.98%	.98%	1.01%	1.08%
Expenses net of all reductions	.93%	.98%	.98%	1.01%	1.08%
Net investment income (loss)	.58%	1.73%	.40%	.34%	.48%
Supplemental Data
Net assets, end of period (000 omitted)	$ 184,956	$ 65,042	$ 54,198	$ 49,830	$ 26,426
Portfolio turnover rate E	108%	99%	90%	71%	81%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended December 31, 2013

1. Organization.

VIP Disciplined Small Cap Portfolio (the Fund) is a fund of Variable Insurance Products Fund II (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Shares of the Fund may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts. The Fund offers the following classes of shares: Initial Class shares, Service Class shares, Service Class 2 shares and Investor Class shares. All classes have equal rights and voting privileges, except for matters affecting a single class.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. In accordance with valuation policies and procedures approved by the Board of Trustees (the Board), the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Fidelity Management & Research Company (FMR) Fair Value Committee (the Committee), in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and is responsible for approving and reporting to the Board all fair value determinations.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Annual Report

3. Significant Accounting Policies - continued

Investment Valuation - continued

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. U.S. government and government agency obligations, are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of December 31, 2013, is included at the end of the Fund's Schedule of Investments.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Subsequent to ex-dividend date the Fund determines the components of these distributions, based upon receipt of tax filings or other correspondence relating to the underlying investment. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of December 31, 2013, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to futures transactions, passive foreign investment companies (PFIC) and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 42,840,867
Gross unrealized depreciation	(3,708,217)
Net unrealized appreciation (depreciation) on securities and other investments	$ 39,132,650

Tax Cost	$ 214,364,685

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 1,922,725
Undistributed long-term capital gain	$ 1,518,529
Net unrealized appreciation (depreciation)	$ 39,132,650

The tax character of distributions paid was as follows:

	December 31, 2013	December 31, 2012
Ordinary Income	$ 8,301,540	$ 1,647,059
Long-term Capital Gains	6,736,601	4,674,194
Total	$ 15,038,141	$ 6,321,253

4. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk:

Equity Risk

Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Counterparty credit risk related to exchange-traded futures contracts may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Fund used futures contracts to manage its exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin for derivative instruments in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts." The underlying face amount at value reflects each contract's exposure to the underlying instrument or index at period end and is representative of volume of activity during the period. Cash deposited to meet initial margin requirements is presented as segregated cash with brokers for derivative instruments in the Statement of Assets and Liabilities.

During the period the Fund recognized net realized gain (loss) of $1,119,192 and a change in net unrealized appreciation (depreciation) of $17,483 related to its investment in futures contracts. These amounts are included in the Statement of Operations.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $266,330,627 and $164,238,137, respectively.

Annual Report

6. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .70% of the Fund's average net assets.

Sub-Adviser. Geode Capital Management, LLC (Geode), serves as sub-adviser for the Fund. Geode provides discretionary investment advisory services to the Fund and is paid by the investment adviser for providing these services.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate 12b-1 Plans for each Service Class of shares. Each Service Class pays Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, a service fee. For the period, the service fee is based on an annual rate of .10% of Service Class' average net assets and .25% of Service Class 2's average net assets.

For the period, total fees, all of which were re-allowed to insurance companies for the distribution of shares and providing shareholder support services were as follows:

Service Class	$ 326
Service Class 2	8,402
$ 8,728

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of the investment adviser, is the Fund's transfer, dividend disbursing, and shareholder servicing agent. FIIOC receives an asset-based fee with respect to each class. Each class (with the exception of Investor Class) pays a transfer agent fee, excluding out of pocket expenses, equal to an annual rate of .07% of average net assets. Investor Class pays a monthly asset-based transfer agent fee of .15% of average net assets. In addition, FIIOC receives an asset-based fee of .0035% of average net assets for typesetting, printing and mailing of shareholder reports, except proxy statements. FIIOC voluntarily agreed to reimburse or waive this fee for the period January 1, 2013 through December 31, 2013 (see Expense Reductions note). For the period, transfer agent fees for each class, including printing and out of pocket expenses, were as follows:

Initial Class	$ 24,799
Service Class	224
Service Class 2	3,943
Investor Class	182,325
$ 211,291

Effective February 1, 2014, the Board of Trustees approved an amendment to the transfer agent fee agreement whereby each class (with the exception of Investor Class) pays a single fee of .07% of average net assets for transfer agent services, typesetting, printing and mailing of shareholder reports, excluding mailing of proxy statements and out of pocket expenses. Investor Class pays a single fee of .15% of average net assets.

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

7. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $259 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

8. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from

Annual Report

Notes to Financial Statements - continued

8. Security Lending - continued

the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $25,190.

9. Expense Reductions.

The investment adviser or its affiliates agreed to reimburse or waive certain fees during the period as noted in the table below.

Initial Class	$ 1,247
Service Class	12
Service Class 2	129
Investor Class	4,574
$ 5,962

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended December 31,	2013	2012
From net investment income
Initial Class	$ 184,787	$ 381,126
Service Class	1,130	5,052
Service Class 2	7,506	23,651
Investor Class	663,330	1,170,858
Total	$ 856,753	$ 1,580,687
From net realized gain
Initial Class	$ 2,792,903	$ 1,106,489
Service Class	23,408	15,283
Service Class 2	268,065	91,283
Investor Class	11,097,012	3,527,511
Total	$ 14,181,388	$ 4,740,566

11. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended December 31,	2013	2012	2013	2012
Initial Class
Shares sold	1,566,816	375,279	$ 22,056,440	$ 4,550,032
Reinvestment of distributions	205,297	127,325	2,977,690	1,487,615
Shares redeemed	(481,918)	(635,915)	(6,764,258)	(7,619,240)
Net increase (decrease)	1,290,195	(133,311)	$ 18,269,872	$ (1,581,593)
Service Class
Reinvestment of distributions	1,695	1,737	$ 24,538	$ 20,335
Shares redeemed	(3,516)	-	(54,536)	-
Net increase (decrease)	(1,821)	1,737	$ (29,998)	$ 20,335
Service Class 2
Shares sold	217,738	182,974	$ 2,920,795	$ 2,230,864
Reinvestment of distributions	18,973	9,804	275,571	114,934
Shares redeemed	(104,805)	(209,457)	(1,448,600)	(2,440,173)
Net increase (decrease)	131,906	(16,679)	$ 1,747,766	$ (94,375)
Investor Class
Shares sold	6,636,999	1,258,406	$ 93,464,777	$ 15,122,823
Reinvestment of distributions	811,101	403,184	11,760,342	4,698,369
Shares redeemed	(822,368)	(1,208,098)	(11,290,626)	(14,456,569)
Net increase (decrease)	6,625,732	453,492	$ 93,934,493	$ 5,364,623

Annual Report

12. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, the investment adviser or its affiliates were the owners of record of 98% of the total outstanding shares of the Fund.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Variable Insurance Products Fund II and Shareholders of VIP Disciplined Small Cap Portfolio:

We have audited the accompanying statement of assets and liabilities of VIP Disciplined Small Cap Portfolio (the Fund), a fund of Variable Insurance Products Fund II, including the schedule of investments, as of December 31, 2013, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2013, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of VIP Disciplined Small Cap Portfolio as of December 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 11, 2014

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, Ned C. Lautenbach, Ronald P. O'Hanley, and William S. Stavropoulos, each of the Trustees oversees 173 funds. Mr. Curvey oversees 396 funds. Mr. Lautenbach, Mr. O'Hanley, and Mr. Stavropoulos each oversees 247 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity funds' valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of FMR's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

Trustees and Officers - continued

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
James C. Curvey (1935)
Year of Election or Appointment: 2007 Trustee Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity funds. Mr. Curvey is a Director of Fidelity Investments Money Management, Inc. (2009-present), Director of Fidelity Research & Analysis Co. (2009-present) and Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey was the Vice Chairman (2006-2007) and Director (2000-2007) of FMR Corp.

Ronald P. O'Hanley (1957)
Year of Election or Appointment: 2011 Trustee

Mr. O'Hanley also serves as Trustee of other Fidelity funds. He is Director of Fidelity SelectCo, LLC (2013-present), FMR Co., Inc. (2010-present), Director of Fidelity Investments Money Management, Inc. (2010-present), Director of Fidelity Research & Analysis Company (2010-present), President of Fidelity Asset Management and Corporate Services and a Member of Fidelity's Executive Committee (2010-present). Previously, Mr. O'Hanley served as President and Chief Executive Officer of BNY Mellon Asset Management (2007-2010). Mr. O'Hanley also served as Vice Chairman of Bank New York Mellon Corp. and a member of that firm's Executive Committee. Prior to the 2007 merger of The Bank of New York and Mellon Financial Corporation, he was Vice Chairman of Mellon Financial Corporation and President and Chief Executive Officer of Mellon Asset Management. He joined Mellon in February 1997. Mr. O'Hanley currently serves as Chairman of the Boston Public Library Foundation Board of Directors and sits on the Board of Directors of Beth Israel Deaconess Medical Center, the Board of Trustees of the Marine Biological Laboratory and the Advisory Board of the Maxwell School of Citizenship and Public Administration at Syracuse University. Mr. O'Hanley also chairs the Council on Asset Management for the Financial Services Roundtable and is a member of the Board of Directors of Institutional Investor's U.S. Institute.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (1948)
Year of Election or Appointment: 2005 Trustee

Mr. Dirks also serves as Trustee of other Fidelity funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (1953)
Year of Election or Appointment: 2008 Trustee

Mr. Lacy also serves as Trustee of other Fidelity funds. Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes, 2010-present), Earth Fare, Inc. (retail grocery, 2012-present), The Hillman Companies, Inc. (hardware wholesalers, 2010-present), and Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for the Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (1944)
Year of Election or Appointment: 2000 Trustee Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity funds. Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (2012-present) and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (1944)
Year of Election or Appointment: 2008 Trustee

Mr. Mauriello also serves as Trustee of other Fidelity funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (1950)
Year of Election or Appointment: 2011 Trustee

Mr. Selander also serves as Trustee of other Fidelity funds. Previously, Mr. Selander served as a Member of the Advisory Board of other Fidelity funds (2011), and Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (1944)
Year of Election or Appointment: 2005 Trustee

Ms. Small also serves as Trustee of other Fidelity funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)
Year of Election or Appointment: 2001 Trustee Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and Maersk Inc. (industrial conglomerate), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)
Year of Election or Appointment: 2008 Trustee

Mr. Thomas also serves as Trustee of other Fidelity funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), and as a member of the Board of Directors of Interpublic Group of Companies, Inc. (marketing communication, 2004-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Member and Officers:

Correspondence intended for each officer and Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation
Peter S. Lynch (1944)
Year of Election or Appointment: 2003 Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Elizabeth Paige Baumann (1968)
Year of Election or Appointment: 2012 Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer of FMR LLC (2012-present) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

William C. Coffey (1969)
Year of Election or Appointment: 2009 Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)
Year of Election or Appointment: 2010 Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Adrien E. Deberghes (1967)
Year of Election or Appointment: 2008 Deputy Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (1969)
Year of Election or Appointment: 2010 Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Scott C. Goebel (1968)
Year of Election or Appointment: 2008 Secretary and Chief Legal Officer (CLO)

Mr. Goebel serves as Secretary and CLO of other funds. Mr. Goebel also serves as Secretary of Fidelity Investments Money Management, Inc. (FIMM) (2010-present) and Fidelity Research and Analysis Company (FRAC) (2010-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), and Fidelity Management & Research (U.K.) Inc. (2008-present). Previously, Mr. Goebel served as Secretary and CLO of other Fidelity funds (2008-2013), Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007). Mr. Goebel has been employed by FMR LLC or an affiliate since 2001.

Joseph A. Hanlon (1968)
Year of Election or Appointment: 2012 Chief Compliance Officer

Mr. Hanlon also serves as Chief Compliance Officer of other funds. Mr. Hanlon serves as Compliance Officer of FMR, FMR Co., Inc., Fidelity Investments Money Management, Inc. (FIMM), Fidelity Research and Analysis Company (FRAC), and Fidelity Management & Research (Hong Kong) (2009-present), as Senior Vice President of the Fidelity Asset Management Division (2009-present), and is an employee of Fidelity Investments. Previously, Mr. Hanlon served as Compliance Officer of Fidelity Management & Research (Japan) Inc. (2009-2013), Strategic Advisers, Inc. (2009-2013), and Fidelity Management & Research (U.K.) Inc. (2009-2013).

Thomas C. Hense (1964)
Year of Election or Appointment: 2008/2010 Vice President

Mr. Hense also serves as Vice President of other funds (High Income (2008), Small Cap (2008), and Value (2010) funds). Previously, Mr. Hense served as a portfolio manager for Fidelity's Institutional Money Management Group (Pyramis) (2003-2008).

Brian B. Hogan (1964)
Year of Election or Appointment: 2009 Vice President

Mr. Hogan also serves as Vice President of other funds. Mr. Hogan serves as President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Chris Maher (1972)
Year of Election or Appointment: 2013 Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of FMR's Program Management Group (2010-2013), and Vice President of Valuation Oversight (2008-2010).

Christine Reynolds (1958)
Year of Election or Appointment: 2008 Chief Financial Officer

Ms. Reynolds also serves as Chief Financial Officer of other funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Kenneth B. Robins (1969)
Year of Election or Appointment: 2008 President and Treasurer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (2013-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served in other fund officer roles.

Gary W. Ryan (1958)
Year of Election or Appointment: 2005 Assistant Treasurer

Mr. Ryan also serves as Assistant Treasurer of other funds. Mr. Ryan is an employee of Fidelity Investments and has served in other fund officer roles. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Stephen Sadoski (1971)
Year of Election or Appointment: 2012 Deputy Treasurer

Mr. Sadoski also serves as Deputy Treasurer of other funds. He is an employee of Fidelity Investments (2012-present) and has served in another fund officer role. Prior to joining Fidelity Investments, Mr. Sadoski served as an assistant chief accountant in the Division of Investment Management of the Securities and Exchange Commission (SEC) (2009-2012) and as a senior manager at Deloitte & Touche LLP (1997-2009).

Stacie M. Smith (1974)
Year of Election or Appointment: 2013 Deputy Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009).

Renee Stagnone (1975)
Year of Election or Appointment: 2013 Deputy Treasurer
Ms. Stagnone also serves as Deputy Treasurer of other funds. Ms. Stagnone is an employee of Fidelity Investments.
Joseph F. Zambello (1957)
Year of Election or Appointment: 2011 Deputy Treasurer

Mr. Zambello also serves as Deputy Treasurer of other funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of FMR's Program Management Group (2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Annual Report

Distributions (Unaudited)

The Board of Trustees of VIP Disciplined Small Cap Portfolio voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities.

	Pay Date	Record Date	Capital Gains
Initial Class	02/07/14	02/07/14	$0.223
Service Class	02/07/14	02/07/14	$0.223
Service Class 2	02/07/14	02/07/14	$0.223
Investor Class	02/07/14	02/07/14	$0.223

Initial Class designates 19%; Service Class designates 20%; Service Class 2 designates 21%; and Investor Class designates 19% of the dividends distributed in December 2013 during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

The fund hereby designates as a capital gain dividend with respect to the taxable year ended December 31 2013, $7,234,830, or, if subsequently determined to be different, the net capital gain of such year.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

VIP Disciplined Small Cap Portfolio

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees, each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2013 meeting, the Board, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale exist and would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is a part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the investment adviser, Fidelity Management & Research Company (FMR), and the sub-advisers (together, the Investment Advisers) as it relates to the fund, including the backgrounds of the fund's investment personnel, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund.

Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of the Investment Advisers' investment staff, including its size, education, experience, and resources, as well as the Investment Advisers' approach to recruiting, training, managing, and compensating investment personnel. The Board noted that FMR has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board believes that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered the Investment Advisers' trading and risk management capabilities and resources, which are an integral part of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and to the support of the senior management team that oversees asset management; (ii) persisting in efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs for global and income-oriented solutions; (iv) continuing to launch dedicated lower cost underlying funds to meet portfolio construction needs related to expanding underlying fund options for Fidelity funds of funds, specifically for the Freedom Fund product lines; (v) rationalizing product lines and gaining increased efficiencies through the mergers of several funds into other funds; (vi) strengthening Fidelity's index fund offerings by reducing investment minimums and adopting or lowering existing expense caps for certain funds and classes; (vii) enhancing Global Asset Allocation product offerings by launching new funds and strategies, including "open architecture" target date funds that utilize affiliated and unaffiliated sub-advisers; (viii) modifying the eligibility criteria for Institutional Class shares of Advisor funds to increase their marketability to a portion of the defined contribution plan market; (ix) creating a new low-cost retirement share class for certain Advisor funds to appeal to large retirement plans; (x) transitioning the management of certain Fidelity commodity funds to Geode Capital Management LLC, a registered commodity pool operator, while retaining administrative responsibilities for the funds; (xi) reorganizing a number of funds; and (xii) taking steps toward establishing a new Fidelity adviser to manage sector-based funds and products.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

The Board took into account discussions with the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board periodically considers annualized return information for the fund, for different time periods, measured against a securities market index ("benchmark index") and a peer group of mutual funds with similar objectives ("peer group"). In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and the Investment Advisers' explanations for any overperformance or underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods which may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; issuer-specific information; tactical opportunities for investment; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index for the most recent one-, three-, and five-year periods, as shown below. A peer group comparison is not shown below.

Annual Report

VIP Disciplined Small Cap Portfolio

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the fund's shareholders.

Competitiveness of Management Fee and Total Expense Ratio. The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 10% means that 90% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked, is also included in the chart and considered by the Board.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

VIP Disciplined Small Cap Portfolio

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2012.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio. In its review of each class's total expense ratio, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each of Initial Class, Investor Class, and Service Class ranked below its competitive median for 2012 and the total expense ratio of Service Class 2 ranked above its competitive median for 2012. The Board considered that, in general, various factors can affect total expense ratios. The Board noted that the fund offers multiple classes, each of which has a different 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expense ratios of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of FMR and its affiliates, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients. The Board noted the findings of the 2013 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable, although Service Class 2 was above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

Annual Report

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive in the circumstances.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions. The Board also noted that in 2009, it and the board of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Amendment to Description of Group Fee Rate. At its July 2013 meeting, the Board voted to approve an amendment to the fund's management contract to modify the description of the "group fee rate" effective August 1, 2013. The Board noted that under the prior description in the contract, the group fee rate was based on the average net assets of all registered investment companies with which FMR has management contracts. Under the contract's tiered asset breakpoint schedule, the group fee rate is lower as total fund assets under FMR's management increase, and higher as total fund assets under FMR's management decrease. The Board considered that the prior description would have excluded the assets of 64 Fidelity sector funds from the group fee rate calculation once Fidelity SelectCo, LLC, an affiliate of FMR, assumed management responsibilities for those funds. The Board noted that modifying the description of the group fee rate to continue to include the assets of those 64 funds for purposes of determining group fee rate breakpoints would avoid an immediate adverse impact on the group fee rate for any fund.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including: (i) fund performance trends and Fidelity's long-term strategies for certain funds; (ii) the potential to further rationalize the Fidelity fund lineup with the possibility of achieving savings for the funds and Fidelity; (iii) the methodology with respect to competitive fund data and peer group classifications; (iv) the arrangements with, and performance of, certain sub-advisers on behalf of the Fidelity funds, as well as certain proposed participating affiliate arrangements; (v) the realization of fall-out benefits in certain Fidelity business units; (vi) Fidelity's group fee structures, including the rationale for the individual fee rates of certain categories of funds and the definition of group assets; (vii) trends regarding industry use of performance fee structures and the performance adjustment methodologies applicable to the Fidelity funds; (viii) additional competitive analysis regarding the total expenses for certain classes; and (ix) fund profitability methodology, including Fidelity's cost allocation methodology, and the impact of certain factors on fund profitability results.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

Geode Capital Management, LLC

FMR Co., Inc.

General Distributor

Fidelity Distributors Corporation
Smithfield, RI

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.
Boston, MA

Fidelity Service Company, Inc.
Boston, MA

Custodian

The Northern Trust Company

Chicago, IL

VDSC-ANN-0214
1.820582.108

Fidelity® Variable Insurance Products:
Value Leaders Portfolio

Annual Report

December 31, 2013

(Fidelity Cover Art)

Contents

Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Fidelity Variable Insurance Products are separate account options which are purchased through a variable insurance contract.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2014 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. Performance numbers are net of all underlying fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would have been lower. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended December 31, 2013	Past 1 year	Past 5 years	Past 10 years
VIP Value Leaders Portfolio - Initial Class	35.17%	14.82%	5.38%
VIP Value Leaders Portfolio - Service Class	35.06%	14.72%	5.29%
VIP Value Leaders Portfolio - Service Class 2	34.88%	14.55%	5.12%
VIP Value Leaders Portfolio - Investor Class A	34.99%	14.72%	5.30%

A The initial offering of Investor Class shares took place on July 21, 2005. Returns prior to July 21, 2005 are those of Initial Class. Had Investor Class's transfer agent fee been reflected, returns prior to July 21, 2005, would have been lower.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in VIP Value Leaders Portfolio - Initial Class on December 31, 2003. The chart shows how the value of your investment would have changed, and also shows how the Russell 1000® Value Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: Global equity markets remained upbeat for the 12 months ending December 31, 2013, propelling the MSCI® ACWI® (All Country World Index) Index to a 23.24% return. Midyear turbulence gave way by autumn when policymakers in the U.S. and China had made clear their intentions to maintain accommodative monetary policies. That stance, combined with modest cyclical improvement around the globe and generally low valuations, underpinned the broad rally in equities, although the relative strength of the U.S. dollar generally tempered gains for U.S. investors holding foreign securities based in local currencies. During the period, the broad-market S&P 500® Index set a series of new highs, finishing the year up 32.39%. For the first time since 1995, the S&P® scored a "perfect 10," with all 10 economic sectors gaining at least 10% for the year. A resurgence in growth-oriented stocks lifted the Nasdaq Composite Index® to a 40.12% result for 2013, while the blue-chip Dow Jones Industrial AverageSM notched a relatively more modest 29.65% gain. International developed-markets equities rose in concert with their U.S. counterparts, with the MSCI® EAFE® Index gaining 22.92% for the period. Meanwhile, foreign exchange and commodity weakness curbed results in resource-heavy emerging markets (EM), especially in the year's waning months. More generally, concern over EM's slowing growth, its declining share of global trade and uncertainty surrounding U.S. central bank intentions were all factors hampering performance. The MSCI Emerging Markets Index returned -2.27% for the period. On the bond side, U.S. high-yield securities rallied with equities for much of the period, with The BofA Merrill LynchSM US High Yield Constrained Index returning 7.41% for 2013. The more rate-sensitive U.S. investment-grade bond category faced headwinds though, as reflected in the -2.02% return of the Barclays® U.S. Aggregate Bond Index. Within the Barclays index, investment-grade corporate credit returned -2.01%, while ultra-safe U.S. Treasuries saw a -2.75% result. Major non-U.S. developed markets performed only slightly better, with the Citigroup® Non-USD Group-of-Seven (G7) Equal Weighted Index logging a -1.59% result. After several years of strong advances, EM debt reversed course in 2013, with the J.P. Morgan Emerging Markets Bond Index Global returning -6.58%.

Comments from Michael Chren, Portfolio Manager of VIP Value Leaders Portfolio: For the year ending December 31, 2013, the fund's share classes easily outpaced the benchmark Russell 1000® Value Index, which gained 32.53%. (For specific portfolio results, please refer to the performance section of this report.) Relative to the Russell index, the fund benefited from favorable positioning in the financials and information technology sectors, strong stock selection in telecommunication services, and a timely underweighting in the utilities sector, which lagged during the year following an extended rally. In contrast, stock picking in materials was subpar, as was positioning in health care. The fund also had an above-average cash weighting - a reflection of fewer buying opportunities as the period progressed - which detracted in a rising market. On an individual basis, Yahoo!, a global technology company, was a leading contributor for the fund. After conducting a thorough analysis, I concluded the stock met both my valuation and quality criteria. Accordingly, I began building a position in Yahoo! in the second half of 2012. During 2013, the stock outperformed my high expectations, and I significantly reduced the fund's stake toward year end. Meanwhile, online brokerage company E*TRADE also helped, benefiting from its attractive valuation and multiple pathways for accelerating growth and improving profitability. The story played out as I'd hoped, and I trimmed the fund's position as E*TRADE's shares rose. In contrast, the biggest individual detractor was gold producer Newmont Mining. Among other reasons, I bought this stock as a hedge against the potential downside risk that would be triggered by further turmoil in Europe, as well as potential runaway inflation in the U.S. resulting from the Federal Reserve's quantitative easing program. As gold prices fell during the period, so did Newmont's stock. On its way down, I added to the fund's stake to maintain its position size as a percentage of the overall portfolio.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2013 to December 31, 2013).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio B	Beginning Account Value July 1, 2013	Ending Account Value December 31, 2013	Expenses Paid During Period* July 1, 2013 to December 31, 2013
Initial Class	.85%
Actual		$ 1,000.00	$ 1,161.90	$ 4.63
HypotheticalA		$ 1,000.00	$ 1,020.92	$ 4.33
Service Class	.95%
Actual		$ 1,000.00	$ 1,160.90	$ 5.17
HypotheticalA		$ 1,000.00	$ 1,020.42	$ 4.84
Service Class 2	1.10%
Actual		$ 1,000.00	$ 1,160.80	$ 5.99
HypotheticalA		$ 1,000.00	$ 1,019.66	$ 5.60
Investor Class	.93%
Actual		$ 1,000.00	$ 1,160.80	$ 5.07
HypotheticalA		$ 1,000.00	$ 1,020.52	$ 4.74

A 5% return per year before expenses

B Annualized expense ratio reflects expenses net of applicable fee waivers.

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Ten Stocks as of December 31, 2013
	% of fund's net assets	% of fund's net assets 6 months ago
General Electric Co.	4.9	4.0
Exxon Mobil Corp.	4.7	3.9
Pfizer, Inc.	4.3	4.4
Merck & Co., Inc.	3.7	3.7
JPMorgan Chase & Co.	3.0	2.3
Occidental Petroleum Corp.	2.9	2.5
Citigroup, Inc.	2.9	3.0
AT&T, Inc.	2.8	0.0
Zoetis, Inc. Class A	2.4	2.2
Apache Corp.	2.4	1.1
	34.0
Top Five Market Sectors as of December 31, 2013
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	28.1	23.3
Information Technology	15.4	12.5
Health Care	12.9	12.1
Energy	11.9	14.3
Consumer Staples	6.4	6.2
Asset Allocation (% of fund's net assets)
As of December 31, 2013 *	As of June 30, 2013 **
Stocks 97.3%	Stocks and Equity Futures 98.5%
Short-Term Investments and Net Other Assets (Liabilities) 2.7%	Short-Term Investments and Net Other Assets (Liabilities) 1.5%
* Foreign investments 1.9%	** Foreign investments 0.9%

Annual Report

Investments December 31, 2013

Showing Percentage of Net Assets

Common Stocks - 97.3%
	Shares	Value
CONSUMER DISCRETIONARY - 4.6%
Auto Components - 0.9%
Johnson Controls, Inc.	5,535	$ 283,946
Automobiles - 1.2%
Ford Motor Co.	7,911	122,067
General Motors Co. (a)	6,300	257,481
		379,548
Diversified Consumer Services - 0.8%
Apollo Ed Group, Inc. Class A (non-vtg.) (a)	3,277	89,528
DeVry, Inc. (d)	4,466	158,543
		248,071
Hotels, Restaurants & Leisure - 0.6%
International Game Technology	9,900	179,784
Media - 0.6%
DISH Network Corp. Class A	3,031	175,556
Specialty Retail - 0.5%
Foot Locker, Inc.	4,008	166,092
TOTAL CONSUMER DISCRETIONARY		1,432,997
CONSUMER STAPLES - 6.4%
Beverages - 0.5%
PepsiCo, Inc.	1,800	149,292
Food & Staples Retailing - 1.7%
CVS Caremark Corp.	2,180	156,023
Wal-Mart Stores, Inc.	4,973	391,325
		547,348
Food Products - 2.3%
Kraft Foods Group, Inc.	6,968	375,715
Mondelez International, Inc.	9,880	348,764
		724,479
Household Products - 1.9%
Procter & Gamble Co.	7,120	579,639
TOTAL CONSUMER STAPLES		2,000,758
ENERGY - 11.9%
Oil, Gas & Consumable Fuels - 11.9%
Anadarko Petroleum Corp.	1,652	131,037
Apache Corp.	8,801	756,358
Chevron Corp.	3,592	448,677
Exxon Mobil Corp.	14,471	1,464,465
Occidental Petroleum Corp.	9,520	905,352
		3,705,889
FINANCIALS - 28.1%
Capital Markets - 6.6%
Ares Capital Corp.	13,796	245,155
Bank of New York Mellon Corp.	6,800	237,592
Carlyle Group LP	5,500	195,910
E*TRADE Financial Corp. (a)	23,050	452,702

	Shares	Value
Goldman Sachs Group, Inc.	1,661	$ 294,429
Raymond James Financial, Inc.	5,292	276,189
State Street Corp.	4,947	363,060
		2,065,037
Commercial Banks - 7.1%
Fifth Third Bancorp	20,353	428,024
KeyCorp	43,464	583,287
U.S. Bancorp	7,613	307,565
Wells Fargo & Co.	14,155	642,637
Zions Bancorporation	8,413	252,053
		2,213,566
Consumer Finance - 2.1%
Capital One Financial Corp.	7,200	551,592
Springleaf Holdings, Inc.	4,400	111,232
		662,824
Diversified Financial Services - 7.5%
Bank of America Corp.	31,612	492,199
Citigroup, Inc.	17,331	903,118
JPMorgan Chase & Co.	16,097	941,353
		2,336,670
Insurance - 4.8%
Allstate Corp.	3,900	212,706
American International Group, Inc.	5,300	270,565
Fidelity National Financial, Inc. Class A	8,360	271,282
MetLife, Inc.	3,200	172,544
Reinsurance Group of America, Inc.	2,518	194,918
The Chubb Corp.	1,338	129,291
XL Group PLC Class A	7,358	234,279
		1,485,585
TOTAL FINANCIALS		8,763,682
HEALTH CARE - 12.9%
Health Care Providers & Services - 2.0%
HCA Holdings, Inc.	8,149	388,789
Humana, Inc.	2,100	216,762
WellPoint, Inc.	200	18,478
		624,029
Pharmaceuticals - 10.9%
Merck & Co., Inc.	22,842	1,143,242
Pfizer, Inc.	43,733	1,339,542
Teva Pharmaceutical Industries Ltd. sponsored ADR	4,000	160,320
Zoetis, Inc. Class A	23,437	766,156
		3,409,260
TOTAL HEALTH CARE		4,033,289
INDUSTRIALS - 5.8%
Aerospace & Defense - 0.9%
Textron, Inc.	8,156	299,815
Common Stocks - continued
	Shares	Value
INDUSTRIALS - continued
Industrial Conglomerates - 4.9%
General Electric Co.	54,358	$ 1,523,652
TOTAL INDUSTRIALS		1,823,467
INFORMATION TECHNOLOGY - 15.4%
Communications Equipment - 2.1%
Brocade Communications Systems, Inc. (a)	22,050	195,584
Cisco Systems, Inc.	20,011	449,247
		644,831
Computers & Peripherals - 2.2%
Apple, Inc.	880	493,777
Hewlett-Packard Co.	7,093	198,462
		692,239
Internet Software & Services - 0.3%
Yahoo!, Inc. (a)	1,974	79,829
IT Services - 1.1%
EVERTEC, Inc.	8,500	209,610
Global Payments, Inc.	2,191	142,393
		352,003
Office Electronics - 1.0%
Xerox Corp.	24,581	299,151
Semiconductors & Semiconductor Equipment - 3.3%
Broadcom Corp. Class A	17,900	530,735
Intel Corp.	19,823	514,605
		1,045,340
Software - 5.4%
Activision Blizzard, Inc.	35,615	635,015
Comverse, Inc.	12,138	470,954
Symantec Corp.	10,560	249,005
Verint Systems, Inc. (a)	7,804	335,104
		1,690,078
TOTAL INFORMATION TECHNOLOGY		4,803,471
MATERIALS - 5.9%
Chemicals - 1.3%
The Dow Chemical Co.	6,940	308,136
The Mosaic Co.	1,885	89,104
		397,240
Containers & Packaging - 0.7%
Crown Holdings, Inc. (a)	5,225	232,878
Metals & Mining - 3.9%
Freeport-McMoRan Copper & Gold, Inc.	12,036	454,239

	Shares	Value
Newmont Mining Corp.	21,806	$ 502,192
United States Steel Corp.	8,850	261,075
		1,217,506
TOTAL MATERIALS		1,847,624
TELECOMMUNICATION SERVICES - 5.3%
Diversified Telecommunication Services - 4.2%
AT&T, Inc.	24,577	864,127
Level 3 Communications, Inc. (a)	13,388	444,080
		1,308,207
Wireless Telecommunication Services - 1.1%
T-Mobile U.S., Inc. (a)	10,763	362,067
TOTAL TELECOMMUNICATION SERVICES		1,670,274
UTILITIES - 1.0%
Multi-Utilities - 1.0%
CenterPoint Energy, Inc.	10,478	242,880
Sempra Energy	811	72,795
		315,675
TOTAL COMMON STOCKS (Cost $26,103,416)		30,397,126
U.S. Treasury Obligations - 0.1%
Principal Amount
U.S. Treasury Bills, yield at date of purchase 0.02% to 0.03% 1/2/14 to 2/27/14 (Cost $20,000)	$ 20,000	20,000
Money Market Funds - 9.3%
	Shares
Fidelity Cash Central Fund, 0.11% (b)	2,780,983	2,780,983
Fidelity Securities Lending Cash Central Fund, 0.11% (b)(c)	140,400	140,400
TOTAL MONEY MARKET FUNDS (Cost $2,921,383)		2,921,383
TOTAL INVESTMENT PORTFOLIO - 106.7% (Cost $29,044,799)	33,338,509
NET OTHER ASSETS (LIABILITIES) - (6.7)%	(2,102,811)
NET ASSETS - 100%	$ 31,235,698
Legend
(a) Non-income producing

(b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 2,101
Fidelity Securities Lending Cash Central Fund	7,001
Total	$ 9,102
Other Information

The following is a summary of the inputs used, as of December 31, 2013, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 1,432,997	$ 1,432,997	$ -	$ -
Consumer Staples	2,000,758	2,000,758	-	-
Energy	3,705,889	3,705,889	-	-
Financials	8,763,682	8,763,682	-	-
Health Care	4,033,289	4,033,289	-	-
Industrials	1,823,467	1,823,467	-	-
Information Technology	4,803,471	4,803,471	-	-
Materials	1,847,624	1,847,624	-	-
Telecommunication Services	1,670,274	1,670,274	-	-
Utilities	315,675	315,675	-	-
U.S. Government and Government Agency Obligations	20,000	-	20,000	-
Money Market Funds	2,921,383	2,921,383	-	-
Total Investments in Securities:	$ 33,338,509	$ 33,318,509	$ 20,000	$ -

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	December 31, 2013

Assets
Investment in securities, at value (including securities loaned of $138,450) - See accompanying schedule: Unaffiliated issuers (cost $26,123,416)	$ 30,417,126
Fidelity Central Funds (cost $2,921,383)	2,921,383
Total Investments (cost $29,044,799)		$ 33,338,509
Receivable for investments sold		82,416
Receivable for fund shares sold		75,767
Dividends receivable		54,842
Distributions receivable from Fidelity Central Funds		223
Receivable for daily variation margin for derivative instruments		2,281
Prepaid expenses		94
Other receivables		239
Total assets		33,554,371

Liabilities
Payable for investments purchased	$ 2,117,296
Payable for fund shares redeemed	1,405
Accrued management fee	14,025
Distribution and service plan fees payable	518
Other affiliated payables	3,925
Other payables and accrued expenses	41,104
Collateral on securities loaned, at value	140,400
Total liabilities		2,318,673

Net Assets		$ 31,235,698
Net Assets consist of:
Paid in capital		$ 48,301,700
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(21,359,712)
Net unrealized appreciation (depreciation) on investments		4,293,710
Net Assets		$ 31,235,698

Statement of Assets and Liabilities - continued

December 31, 2013

Initial Class: Net Asset Value, offering price and redemption price per share ($8,451,164 ÷ 610,766 shares)	$ 13.84

Service Class: Net Asset Value, offering price and redemption price per share ($396,532 ÷ 28,656 shares)	$ 13.84

Service Class 2: Net Asset Value, offering price and redemption price per share ($2,380,760 ÷ 172,560 shares)	$ 13.80

Investor Class: Net Asset Value, offering price and redemption price per share ($20,007,242 ÷ 1,450,381 shares)	$ 13.79

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

	Year ended December 31, 2013

Investment Income
Dividends		$ 387,707
Interest		11
Income from Fidelity Central Funds		9,102
Total income		396,820

Expenses
Management fee	$ 148,433
Transfer agent fees	35,720
Distribution and service plan fees	5,595
Accounting and security lending fees	10,514
Custodian fees and expenses	14,126
Independent trustees' compensation	134
Audit	44,492
Legal	425
Miscellaneous	385
Total expenses before reductions	259,824
Expense reductions	(14,082)	245,742
Net investment income (loss)		151,078
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	3,014,866
Foreign currency transactions	(999)
Futures contracts	48,497
Total net realized gain (loss)		3,062,364
Change in net unrealized appreciation (depreciation) on: Investment securities	4,388,383
Assets and liabilities in foreign currencies	(155)
Total change in net unrealized appreciation (depreciation)		4,388,228
Net gain (loss)		7,450,592
Net increase (decrease) in net assets resulting from operations		$ 7,601,670

Statement of Changes in Net Assets

	Year ended December 31, 2013	Year ended December 31, 2012
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 151,078	$ 422,442
Net realized gain (loss)	3,062,364	4,102
Change in net unrealized appreciation (depreciation)	4,388,228	2,090,342
Net increase (decrease) in net assets resulting from operations	7,601,670	2,516,886
Distributions to shareholders from net investment income	(154,375)	(414,362)
Share transactions - net increase (decrease)	6,511,950	(5,749,897)
Total increase (decrease) in net assets	13,959,245	(3,647,373)

Net Assets
Beginning of period	17,276,453	20,923,826
End of period (including undistributed net investment income of $0 and undistributed net investment income of $2,471, respectively)	$ 31,235,698	$ 17,276,453

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Initial Class

Years ended December 31,	2013	2012	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 10.30	$ 9.26	$ 10.23	$ 9.42	$ 7.49
Income from Investment Operations
Net investment income (loss) C	.08	.23	.15	.10	.12
Net realized and unrealized gain (loss)	3.54	1.06	(.97)	.84	1.97
Total from investment operations	3.62	1.29	(.82)	.94	2.09
Distributions from net investment income	(.08)	(.25)	(.15)	(.13)	(.16)
Net asset value, end of period	$ 13.84	$ 10.30	$ 9.26	$ 10.23	$ 9.42
Total Return A, B	35.17%	14.00%	(8.00)%	10.04%	27.91%
Ratios to Average Net Assets D, F
Expenses before reductions	.91%	1.10%	1.04%	.90%	.89%
Expenses net of fee waivers, if any	.85%	.85%	.85%	.85%	.85%
Expenses net of all reductions	.84%	.82%	.84%	.85%	.85%
Net investment income (loss)	.63%	2.27%	1.45%	1.05%	1.48%
Supplemental Data
Net assets, end of period (000 omitted)	$ 8,451	$ 5,464	$ 6,275	$ 9,855	$ 12,826
Portfolio turnover rate E	104%	96%	95%	109%	58%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

Financial Highlights - Service Class

Years ended December 31,	2013	2012	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 10.30	$ 9.27	$ 10.23	$ 9.41	$ 7.48
Income from Investment Operations
Net investment income (loss) C	.06	.22	.14	.09	.11
Net realized and unrealized gain (loss)	3.55	1.05	(.97)	.85	1.96
Total from investment operations	3.61	1.27	(.83)	.94	2.07
Distributions from net investment income	(.07)	(.24)	(.13)	(.12)	(.14)
Net asset value, end of period	$ 13.84	$ 10.30	$ 9.27	$ 10.23	$ 9.41
Total Return A, B	35.06%	13.77%	(8.03)%	10.01%	27.80%
Ratios to Average Net Assets D, F
Expenses before reductions	.99%	1.14%	1.11%	.98%	.97%
Expenses net of fee waivers, if any	.95%	.95%	.95%	.95%	.95%
Expenses net of all reductions	.95%	.92%	.93%	.95%	.95%
Net investment income (loss)	.53%	2.18%	1.35%	.95%	1.38%
Supplemental Data
Net assets, end of period (000 omitted)	$ 397	$ 307	$ 270	$ 430	$ 677
Portfolio turnover rate E	104%	96%	95%	109%	58%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Service Class 2

Years ended December 31,	2013	2012	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 10.27	$ 9.24	$ 10.20	$ 9.39	$ 7.46
Income from Investment Operations
Net investment income (loss) C	.05	.20	.12	.08	.10
Net realized and unrealized gain (loss)	3.53	1.06	(.96)	.84	1.96
Total from investment operations	3.58	1.26	(.84)	.92	2.06
Distributions from net investment income	(.05)	(.23)	(.12)	(.11)	(.13)
Net asset value, end of period	$ 13.80	$ 10.27	$ 9.24	$ 10.20	$ 9.39
Total Return A, B	34.88%	13.62%	(8.20)%	9.81%	27.70%
Ratios to Average Net Assets D, F
Expenses before reductions	1.13%	1.29%	1.25%	1.12%	1.12%
Expenses net of fee waivers, if any	1.10%	1.10%	1.10%	1.10%	1.10%
Expenses net of all reductions	1.09%	1.07%	1.09%	1.10%	1.10%
Net investment income (loss)	.38%	2.03%	1.20%	.80%	1.23%
Supplemental Data
Net assets, end of period (000 omitted)	$ 2,381	$ 1,379	$ 1,339	$ 1,779	$ 1,756
Portfolio turnover rate E	104%	96%	95%	109%	58%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

Financial Highlights - Investor Class

Years ended December 31,	2013	2012	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 10.27	$ 9.25	$ 10.22	$ 9.40	$ 7.48
Income from Investment Operations
Net investment income (loss) C	.07	.22	.14	.09	.11
Net realized and unrealized gain (loss)	3.52	1.05	(.96)	.85	1.96
Total from investment operations	3.59	1.27	(.82)	.94	2.07
Distributions from net investment income	(.07)	(.25)	(.15)	(.12)	(.15)
Net asset value, end of period	$ 13.79	$ 10.27	$ 9.25	$ 10.22	$ 9.40
Total Return A, B	34.99%	13.80%	(8.00)%	10.08%	27.72%
Ratios to Average Net Assets D, F
Expenses before reductions	.97%	1.14%	1.10%	.96%	.97%
Expenses net of fee waivers, if any	.93%	.93%	.93%	.93%	.93%
Expenses net of all reductions	.92%	.90%	.92%	.93%	.93%
Net investment income (loss)	.55%	2.19%	1.37%	.97%	1.40%
Supplemental Data
Net assets, end of period (000 omitted)	$ 20,007	$ 10,127	$ 13,040	$ 16,858	$ 19,249
Portfolio turnover rate E	104%	96%	95%	109%	58%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended December 31, 2013

1. Organization.

VIP Value Leaders Portfolio (the Fund) is a fund of Variable Insurance Products Fund II (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Shares of the Fund may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts. The Fund offers the following classes of shares: Initial Class shares, Service Class shares, Service Class 2 shares and Investor Class shares. All classes have equal rights and voting privileges, except for matters affecting a single class.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. In accordance with valuation policies and procedures approved by the Board of Trustees (the Board), the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Fidelity Management & Research Company (FMR) Fair Value Committee (the Committee), in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and is responsible for approving and reporting to the Board all fair value determinations.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Investment Valuation - continued

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. U.S. government and government agency obligations are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of December 31, 2013 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Subsequent to ex-dividend date the Fund determines the components of these distributions, based upon receipt of tax filings or other correspondence relating to the underlying investment. During the period, dividend income has been reduced $94,797 with a corresponding increase to net unrealized appreciation (depreciation) as a result of a change in the prior period estimate, which had no impact on the total net assets or total return of the Fund. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of December 31, 2013, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to future contracts, foreign currency transactions, capital loss carryforwards, partnerships and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 5,287,909
Gross unrealized depreciation	(1,431,569)
Net unrealized appreciation (depreciation) on securities and other investments	$ 3,856,340

Tax Cost	$ 29,482,169

The tax-based components of distributable earnings as of period end were as follows:

Capital loss carryforward	$ (20,922,344)
Net unrealized appreciation (depreciation)	$ 3,856,340

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

Fiscal year of expiration
2016	$ (9,477,122)
2017	(11,445,222)
Total capital loss carryforward	$ (20,922,344)

The tax character of distributions paid was as follows:

	December 31, 2013	December 31, 2012
Ordinary Income	$ 154,375	$ 414,362

4. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk:

Equity Risk

Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Counterparty credit risk related to exchange-traded futures contracts may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Annual Report

Notes to Financial Statements - continued

4. Derivative Instruments - continued

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Fund used futures contracts to manage its exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin for derivative instruments in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts." The underlying face amount at value reflects each contract's exposure to the underlying instrument or index at period end.

During the period the Fund recognized net realized gain (loss) of $48,497 related to its investment in futures contracts. This amount is included in the Statement of Operations.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $32,078,851 and $25,983,760, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .55% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate 12b-1 Plans for each Service Class of shares. Each Service Class pays Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, a service fee. For the period, the service fee is based on an annual rate of .10% of Service Class' average net assets and .25% of Service Class 2's average net assets.

For the period, total fees, all of which were re-allowed to insurance companies for the distribution of shares and providing shareholder support services were as follows:

Service Class	$ 361
Service Class 2	5,234
$ 5,595

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of the investment adviser, is the Fund's transfer, dividend disbursing, and shareholder servicing agent. FIIOC receives an asset-based fee with respect to each class. Each class (with the exception of Investor Class) pays a transfer agent fee, excluding out of pocket expenses, equal to an annual rate of .07% of average net assets. Investor Class pays a monthly asset-based transfer agent fee of .15% of average net assets. In addition, FIIOC receives an asset-based fee of .0035% of average net assets for typesetting, printing and mailing of shareholder reports, except proxy statements. FIIOC voluntarily agreed to reimburse or waive this fee for the period January 1, 2013 through December 31, 2013 (see Expense Reductions note).For the period, transfer agent fees for each class, including printing and out of pocket expenses, were as follows:

Initial Class	$ 8,169
Service Class	251
Service Class 2	1,451
Investor Class	25,849
$ 35,720

Effective February 1, 2014, the Board of Trustees approved an amendment to the transfer agent fee agreement whereby each class (with the exception of Investor Class) pays a single fee of .07% of average net assets for transfer agent services, typesetting, printing and mailing of shareholder reports, excluding mailing of proxy statements and out of pocket expenses. Investor Class pays a single fee of .15% of average net assets.

Annual Report

6. Fees and Other Transactions with Affiliates - continued

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $1,840 for the period.

7. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $50 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

8. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. At period end, there were no security loans outstanding with FCM. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $7,001, including $2,667 from securities loaned to FCM.

9. Expense Reductions.

In addition to FIIOC reimbursing or waiving a portion of its transfer agent fees, the investment adviser voluntarily agreed to reimburse each class to the extent annual operating expenses exceeded certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, including commitment fees, are excluded from this reimbursement.

Expenses were reimbursed and/or waived for the following classes during the period:

	Expense Limitations	Reimbursement/Waiver
Initial Class	.85%	$ 5,269
Service Class	.95%	138
Service Class 2	1.10%	569
Investor Class	.93%	6,557
		$ 12,533

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $1,549 for the period.

Annual Report

Notes to Financial Statements - continued

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended December 31,	2013	2012
From net investment income
Initial Class	$ 47,370	$ 132,429
Service Class	1,952	7,068
Service Class 2	8,315	29,641
Investor Class	96,738	245,224
Total	$ 154,375	$ 414,362

11. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended December 31,	2013	2012	2013	2012
Initial Class
Shares sold	476,170	87,813	$ 5,608,305	$ 877,739
Reinvestment of distributions	3,592	13,022	47,370	132,429
Shares redeemed	(399,458)	(247,718)	(4,955,139)	(2,475,155)
Net increase (decrease)	80,304	(146,883)	$ 700,536	$ (1,464,987)
Service Class
Shares sold	-	-	$ -	$ -
Reinvestment of distributions	148	695	1,952	7,068
Shares redeemed	(1,272)	-	(17,099)	-
Net increase (decrease)	(1,124)	695	$ (15,147)	$ 7,068
Service Class 2
Shares sold	125,205	35,889	$ 1,502,557	$ 351,968
Reinvestment of distributions	634	2,920	8,315	29,641
Shares redeemed	(87,494)	(49,489)	(1,090,366)	(492,162)
Net increase (decrease)	38,345	(10,680)	$ 420,506	$ (110,553)
Investor Class
Shares sold	1,149,949	115,700	$ 13,787,042	$ 1,165,614
Reinvestment of distributions	7,359	24,184	96,738	245,224
Shares redeemed	(693,047)	(564,194)	(8,477,725)	(5,592,263)
Net increase (decrease)	464,261	(424,310)	$ 5,406,055	$ (4,181,425)

12. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, the investment adviser or its affiliates were the owners of record of 92% of the total outstanding shares of the Fund.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Variable Insurance Products Fund II and the Shareholders of VIP Value Leaders Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of VIP Value Leaders Portfolio (a fund of Variable Insurance Products Fund II) at December 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the VIP Value Leaders Portfolio's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2013 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

February 13, 2014

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, Ned C. Lautenbach, Ronald P. O'Hanley, and William S. Stavropoulos, each of the Trustees oversees 173 funds. Mr. Curvey oversees 396 funds. Mr. Lautenbach, Mr. O'Hanley, and Mr. Stavropoulos each oversees 247 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The funds' Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the funds' Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity fund's valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of FMR's risk management program for the Fidelity fund. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
James C. Curvey (1935)
Year of Election or Appointment: 2007 Trustee Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity funds. Mr. Curvey is a Director of Fidelity Investments Money Management, Inc. (2009-present), Director of Fidelity Research & Analysis Co. (2009-present) and Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey was the Vice Chairman (2006-2007) and Director (2000-2007) of FMR Corp.

Ronald P. O'Hanley (1957)
Year of Election or Appointment: 2011 Trustee

Mr. O'Hanley also serves as Trustee of other Fidelity funds. He is Director of Fidelity SelectCo, LLC (2013-present), FMR Co., Inc. (2010-present), Director of Fidelity Investments Money Management, Inc. (2010-present), Director of Fidelity Research & Analysis Company (2010-present), President of Fidelity Asset Management and Corporate Services and a Member of Fidelity's Executive Committee (2010-present). Previously, Mr. O'Hanley served as President and Chief Executive Officer of BNY Mellon Asset Management (2007-2010). Mr. O'Hanley also served as Vice Chairman of Bank New York Mellon Corp. and a member of that firm's Executive Committee. Prior to the 2007 merger of The Bank of New York and Mellon Financial Corporation, he was Vice Chairman of Mellon Financial Corporation and President and Chief Executive Officer of Mellon Asset Management. He joined Mellon in February 1997. Mr. O'Hanley currently serves as Chairman of the Boston Public Library Foundation Board of Directors and sits on the Board of Directors of Beth Israel Deaconess Medical Center, the Board of Trustees of the Marine Biological Laboratory and the Advisory Board of the Maxwell School of Citizenship and Public Administration at Syracuse University. Mr. O'Hanley also chairs the Council on Asset Management for the Financial Services Roundtable and is a member of the Board of Directors of Institutional Investor's U.S. Institute.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Trustees and Officers - continued

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustee) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (1948)
Year of Election or Appointment: 2005 Trustee

Mr. Dirks also serves as Trustee of other Fidelity funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (1953)
Year of Election or Appointment: 2008 Trustee

Mr. Lacy also serves as Trustee of other Fidelity funds. Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes, 2010-present), Earth Fare, Inc. (retail grocery, 2012-present), The Hillman Companies, Inc. (hardware wholesalers, 2010-present), and Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for the Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (1944)
Year of Election or Appointment: 2000 Trustee Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity funds. Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (2012-present) and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (1944)
Year of Election or Appointment: 2008 Trustee

Mr. Mauriello also serves as Trustee of other Fidelity funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (1950)
Year of Election or Appointment: 2011 Trustee

Mr. Selander also serves as Trustee of other Fidelity funds. Previously, Mr. Selander served as a Member of the Advisory Board of other Fidelity funds (2011), and Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (1944)
Year of Election or Appointment: 2005 Trustee

Ms. Small also serves as Trustee of other Fidelity funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)
Year of Election or Appointment: 2001 Trustee Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and Maersk Inc. (industrial conglomerate), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)
Year of Election or Appointment: 2008 Trustee

Mr. Thomas also serves as Trustee of other Fidelity funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), and as a member of the Board of Directors of Interpublic Group of Companies, Inc. (marketing communication, 2004-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for each officer and Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation
Peter S. Lynch (1944)
Year of Election or Appointment: 2003 Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Elizabeth Paige Baumann (1968)
Year of Election or Appointment: 2012 Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer of FMR LLC (2012-present) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

William C. Coffey (1969)
Year of Election or Appointment: 2009 Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)
Year of Election or Appointment: 2010 Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Adrien E. Deberghes (1967)
Year of Election or Appointment: 2008 Deputy Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (1969)
Year of Election or Appointment: 2010 Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Scott C. Goebel (1968)
Year of Election or Appointment: 2008 Secretary and Chief Legal Officer (CLO)

Mr. Goebel serves as Secretary and CLO of other funds. Mr. Goebel also serves as Secretary of Fidelity Investments Money Management, Inc. (FIMM) (2010-present) and Fidelity Research and Analysis Company (FRAC) (2010-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), and Fidelity Management & Research (U.K.) Inc. (2008-present). Previously, Mr. Goebel served as Secretary and CLO of other Fidelity funds (2008-2013), Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007). Mr. Goebel has been employed by FMR LLC or an affiliate since 2001.

Joseph A. Hanlon (1968)
Year of Election or Appointment: 2012 Chief Compliance Officer

Mr. Hanlon also serves as Chief Compliance Officer of other funds. Mr. Hanlon serves as Compliance Officer of FMR, FMR Co., Inc., Fidelity Investments Money Management, Inc. (FIMM), Fidelity Research and Analysis Company (FRAC), and Fidelity Management & Research (Hong Kong) (2009-present), as Senior Vice President of the Fidelity Asset Management Division (2009-present), and is an employee of Fidelity Investments. Previously, Mr. Hanlon served as Compliance Officer of Fidelity Management & Research (Japan) Inc. (2009-2013), Strategic Advisers, Inc. (2009-2013), and Fidelity Management & Research (U.K.) Inc. (2009-2013).

Thomas C. Hense (1964)
Year of Election or Appointment: 2008/2010 Vice President

Mr. Hense also serves as Vice President of other funds (High Income (2008), Small Cap (2008), and Value (2010) funds). Previously, Mr. Hense served as a portfolio manager for Fidelity's Institutional Money Management Group (Pyramis) (2003-2008).

Brian B. Hogan (1964)
Year of Election or Appointment: 2009 Vice President

Mr. Hogan also serves as Vice President of other funds. Mr. Hogan serves as President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Chris Maher (1972)
Year of Election or Appointment: 2013 Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of FMR's Program Management Group (2010-2013), and Vice President of Valuation Oversight (2008-2010).

Christine Reynolds (1958)
Year of Election or Appointment: 2008 Chief Financial Officer

Ms. Reynolds also serves as Chief Financial Officer of other funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Kenneth B. Robins (1969)
Year of Election or Appointment: 2008 President and Treasurer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (2013-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served in other fund officer roles.

Gary W. Ryan (1958)
Year of Election or Appointment: 2005 Assistant Treasurer

Mr. Ryan also serves as Assistant Treasurer of other funds. Mr. Ryan is an employee of Fidelity Investments and has served in other fund officer roles. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Stephen Sadoski (1971)
Year of Election or Appointment: 2012 Deputy Treasurer

Mr. Sadoski also serves as Deputy Treasurer of other funds. He is an employee of Fidelity Investments (2012-present) and has served in another fund officer role. Prior to joining Fidelity Investments, Mr. Sadoski served as an assistant chief accountant in the Division of Investment Management of the Securities and Exchange Commission (SEC) (2009-2012) and as a senior manager at Deloitte & Touche LLP (1997-2009).

Stacie M. Smith (1974)
Year of Election or Appointment: 2013 Deputy Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009).

Renee Stagnone (1975)
Year of Election or Appointment: 2013 Deputy Treasurer
Ms. Stagnone also serves as Deputy Treasurer of other funds. Ms. Stagnone is an employee of Fidelity Investments.
Joseph F. Zambello (1957)
Year of Election or Appointment: 2011 Deputy Treasurer

Mr. Zambello also serves as Deputy Treasurer of other funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of FMR's Program Management Group (2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Annual Report

Distributions (Unaudited)

Initial Class, Service Class, Service Class 2, and Investor Class designates 100% of the dividends distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

VIP Value Leaders Portfolio

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees, each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2013 meeting, the Board, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale exist and would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is a part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the investment adviser, Fidelity Management & Research Company (FMR), and the sub-advisers (together, the Investment Advisers) as it relates to the fund, including the backgrounds of the fund's investment personnel, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund.

Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of the Investment Advisers' investment staff, including its size, education, experience, and resources, as well as the Investment Advisers' approach to recruiting, training, managing, and compensating investment personnel. The Board noted that FMR has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board believes that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered the Investment Advisers' trading and risk management capabilities and resources, which are an integral part of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

Annual Report

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and to the support of the senior management team that oversees asset management; (ii) persisting in efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs for global and income-oriented solutions; (iv) continuing to launch dedicated lower cost underlying funds to meet portfolio construction needs related to expanding underlying fund options for Fidelity funds of funds, specifically for the Freedom Fund product lines; (v) rationalizing product lines and gaining increased efficiencies through the mergers of several funds into other funds; (vi) strengthening Fidelity's index fund offerings by reducing investment minimums and adopting or lowering existing expense caps for certain funds and classes; (vii) enhancing Global Asset Allocation product offerings by launching new funds and strategies, including "open architecture" target date funds that utilize affiliated and unaffiliated sub-advisers; (viii) modifying the eligibility criteria for Institutional Class shares of Advisor funds to increase their marketability to a portion of the defined contribution plan market; (ix) creating a new low-cost retirement share class for certain Advisor funds to appeal to large retirement plans; (x) transitioning the management of certain Fidelity commodity funds to Geode Capital Management LLC, a registered commodity pool operator, while retaining administrative responsibilities for the funds; (xi) reorganizing a number of funds; and (xii) taking steps toward establishing a new Fidelity adviser to manage sector-based funds and products.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history. The Board noted that there was a portfolio management change for the fund in November 2010.

The Board took into account discussions with the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board periodically considers annualized return information for the fund, for different time periods, measured against a securities market index ("benchmark index") and a peer group of mutual funds with similar objectives ("peer group"). In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and the Investment Advisers' explanations for any overperformance or, in the case of the fund, underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved.  In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods which may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following:  general market conditions; issuer-specific information; tactical opportunities for investment; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods, as shown below. Returns are shown compared to the 25th percentile (top of box) and 75th percentile (bottom of box) of the peer universe.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

VIP Value Leaders Portfolio

The Board has discussed the fund's underperformance with FMR and has engaged with FMR to consider what steps might be taken to remediate the fund's underperformance.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the fund's shareholders.

Competitiveness of Management Fee and Total Expense Ratio. The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 10% means that 90% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked, is also included in the chart and considered by the Board.

Annual Report

VIP Value Leaders Portfolio

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2012.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio. In its review of each class's total expense ratio, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of Initial Class ranked below its competitive median for 2012, the total expense ratio of Investor Class ranked equal to its competitive median for 2012, and the total expense ratio of each of Service Class and Service Class 2 ranked above its competitive median for 2012. The Board considered that, in general, various factors can affect total expense ratios. The Board noted that the fund offers multiple classes, each of which has a different 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expense ratios of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of FMR and its affiliates, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients. The Board noted the findings of the 2013 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable, although in some cases above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive in the circumstances.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions. The Board also noted that in 2009, it and the board of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Amendment to Description of Group Fee Rate. At its July 2013 meeting, the Board voted to approve an amendment to the fund's management contract to modify the description of the "group fee rate" effective August 1, 2013. The Board noted that under the prior description in the contract, the group fee rate was based on the average net assets of all registered investment companies with which FMR has management contracts. Under the contract's tiered asset breakpoint schedule, the group fee rate is lower as total fund assets under FMR's management increase, and higher as total fund assets under FMR's management decrease. The Board considered that the prior description would have excluded the assets of 64 Fidelity sector funds from the group fee rate calculation once Fidelity SelectCo, LLC, an affiliate of FMR, assumed management responsibilities for those funds. The Board noted that modifying the description of the group fee rate to continue to include the assets of those 64 funds for purposes of determining group fee rate breakpoints would avoid an immediate adverse impact on the group fee rate for any fund.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including: (i) fund performance trends and Fidelity's long-term strategies for certain funds; (ii) the potential to further rationalize the Fidelity fund lineup with the possibility of achieving savings for the funds and Fidelity; (iii) the methodology with respect to competitive fund data and peer group classifications; (iv) the arrangements with, and performance of, certain sub-advisers on behalf of the Fidelity funds, as well as certain proposed participating affiliate arrangements; (v) the realization of fall-out benefits in certain Fidelity business units; (vi) Fidelity's group fee structures, including the rationale for the individual fee rates of certain categories of funds and the definition of group assets; (vii) trends regarding industry use of performance fee structures and the performance adjustment methodologies applicable to the Fidelity funds; (viii) additional competitive analysis regarding the total expenses for certain classes; and (ix) fund profitability methodology, including Fidelity's cost allocation methodology, and the impact of certain factors on fund profitability results.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

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Smithfield, RI

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Boston, MA

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Boston, MA

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Brown Brothers Harriman & Co.
Boston, MA

VVL-ANN-0214
1.796594.110

Fidelity® Variable Insurance Products:

Emerging Markets Portfolio

Annual Report

December 31, 2013

(Fidelity Cover Art)

Contents

Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Fidelity Variable Insurance Products are separate account options which are purchased through a variable insurance contract.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2014 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. Performance numbers are net of all underlying fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would have been lower. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended December 31, 2013	Past 1 year	Past 5 years	Life of fund A
VIP Emerging Markets Portfolio - Initial Class	3.85%	14.17%	-0.66%
VIP Emerging Markets Portfolio - Service Class	3.84%	14.08%	-0.76%
VIP Emerging Markets Portfolio - Service Class 2	3.70%	13.94%	-0.90%

A From January 23, 2008.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in VIP Emerging Markets Portfolio - Initial Class on January 23, 2008, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the MSCI® Emerging Markets Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: Global equity markets remained upbeat for the 12 months ending December 31, 2013, propelling the MSCI® ACWI® (All Country World Index) Index to a 23.24% return. Midyear turbulence gave way by autumn when policymakers in the U.S. and China had made clear their intentions to maintain accommodative monetary policies. That stance, combined with modest cyclical improvement around the globe and generally low valuations, underpinned the broad rally in equities, although the relative strength of the U.S. dollar generally tempered gains for U.S. investors holding foreign securities based in local currencies. During the period, the broad-market S&P 500® Index set a series of new highs, finishing the year up 32.39%. For the first time since 1995, the S&P® scored a "perfect 10," with all 10 economic sectors gaining at least 10% for the year. A resurgence in growth-oriented stocks lifted the Nasdaq Composite Index® to a 40.12% result for 2013, while the blue-chip Dow Jones Industrial AverageSM notched a relatively more modest 29.65% gain. International developed-markets equities rose in concert with their U.S. counterparts, with the MSCI® EAFE® Index gaining 22.92% for the period. Meanwhile, foreign exchange and commodity weakness curbed results in resource-heavy emerging markets (EM), especially in the year's waning months. More generally, concern over EM's slowing growth, its declining share of global trade and uncertainty surrounding U.S. central bank intentions were all factors hampering performance. The MSCI Emerging Markets Index returned -2.27% for the period. On the bond side, U.S. high-yield securities rallied with equities for much of the period, with The BofA Merrill LynchSM US High Yield Constrained Index returning 7.41% for 2013. The more rate-sensitive U.S. investment-grade bond category faced headwinds though, as reflected in the -2.02% return of the Barclays® U.S. Aggregate Bond Index. Within the Barclays index, investment-grade corporate credit returned -2.01%, while ultra-safe U.S. Treasuries saw a -2.75% result. Major non-U.S. developed markets performed only slightly better, with the Citigroup Non-USD Group-of-Seven (G7) Equal Weighted Index logging a -1.59% result. After several years of strong advances, EM debt reversed course in 2013, with the J.P. Morgan Emerging Markets Bond Index Global returning -6.58%.

Comments from Sammy Simnegar, Portfolio Manager of VIP Emerging Markets Portfolio: For the year, the fund's share classes delivered positive returns and came out significantly ahead of the -2.27% return of the MSCI® Emerging Markets Index. (For specific portfolio results, please refer to the performance section of this report.) A large overweighting in software & services - a group where I considerably boosted the fund's weighting - meaningfully aided performance relative to the fund's MSCI benchmark. Here, a new position in real estate Internet portal SouFun Holdings benefited from the revaluation of Internet businesses in China, and similar factors fueled the strong gain of Russian Internet search engine Yandex. Neither stock was in the index. Within consumer services - another group that materially contributed to relative performance - one standout was a non-index position in Hong Kong-listed casino operator Galaxy Entertainment Group, a beneficiary of the dynamic growth of tourism in Macau, China's coastal gaming hotspot. I reduced this position to lock in profits. Elsewhere, large underweightings in materials and energy had a positive impact on the fund's relative results. In energy, the fund was helped by not owning Petroleo Brasileiro - commonly known as Petrobras - Brazil's largest integrated oil and gas company and a weak performer in the index. Conversely, stock selection had a meaningfully negative impact in several groups, including media, automobiles & components, and commercial & professional services. At the stock level, the biggest detractor was BR Malls Participacoes, a Brazilian shopping mall manager. Disappointing economic growth and consumer spending in that nation hampered the stock. However, I thought we'd seen the worst and added to this position. Golden Eagle Retail Group, a China-based chain of department stores, also disappointed me, and I sold this stock. Overweighting South Korean electronics giant Samsung Electronics, the fund's largest holding, detracted as well.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2013 to December 31, 2013).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio B	Beginning Account Value July 1, 2013	Ending Account Value December 31, 2013	Expenses Paid During Period* July 1, 2013 to December 31, 2013
Initial Class	1.10%
Actual		$ 1,000.00	$ 1,084.30	$ 5.78
HypotheticalA		$ 1,000.00	$ 1,019.66	$ 5.60
Service Class	1.20%
Actual		$ 1,000.00	$ 1,084.10	$ 6.30
HypotheticalA		$ 1,000.00	$ 1,019.16	$ 6.11
Service Class 2	1.35%
Actual		$ 1,000.00	$ 1,084.00	$ 7.09
HypotheticalA		$ 1,000.00	$ 1,018.40	$ 6.87
Initial Class R	1.10%
Actual		$ 1,000.00	$ 1,085.40	$ 5.78
HypotheticalA		$ 1,000.00	$ 1,019.66	$ 5.60
Service Class 2R	1.35%
Actual		$ 1,000.00	$ 1,083.50	$ 7.09
HypotheticalA		$ 1,000.00	$ 1,018.40	$ 6.87
Investor Class R	1.18%
Actual		$ 1,000.00	$ 1,083.80	$ 6.20
HypotheticalA		$ 1,000.00	$ 1,019.26	$ 6.01

A 5% return per year before expenses

B Annualized expense ratio reflects expenses net of applicable fee waivers.

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Geographic Diversification (% of fund's net assets)
As of December 31, 2013
Brazil	11.6%
India	10.1%
Korea (South)	8.9%
Cayman Islands	8.0%
South Africa	7.8%
Mexico	5.4%
United Kingdom	5.0%
Indonesia	4.6%
China	4.1%
Other*	34.5%

* Includes Short-Term Investments and Net Other Assets (Liabilities)
Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.
As of June 30, 2013
Brazil	12.4%
India	9.1%
Cayman Islands	8.5%
Korea (South)	8.4%
South Africa	6.9%
Mexico	6.5%
Indonesia	6.5%
United States of America*	6.5%
Philippines	3.2%
Other	32.0%

* Includes Short-Term Investments and Net Other Assets (Liabilities)
Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.
Asset Allocation as of December 31, 2013
	% of fund's net assets	% of fund's net assets 6 months ago
Stocks	100.3	97.8
Short-Term Investments and Net Other Assets (Liabilities)	(0.3)	2.2
Top Ten Stocks as of December 31, 2013
	% of fund's net assets	% of fund's net assets 6 months ago
Samsung Electronics Co. Ltd. (Korea (South), Semiconductors & Semiconductor Equipment)	4.6	4.5
Taiwan Semiconductor Manufacturing Co. Ltd. (Taiwan, Semiconductors & Semiconductor Equipment)	2.7	2.9
Tencent Holdings Ltd. (Cayman Islands, Internet Software & Services)	2.0	1.5
Naspers Ltd. Class N (South Africa, Media)	1.5	1.2
Hyundai Motor Co. (Korea (South), Automobiles)	1.4	1.5
Sberbank (Savings Bank of the Russian Federation) (Russia, Commercial Banks)	1.4	1.3
Ambev SA sponsored ADR (Brazil, Beverages)	1.3	1.3
Itau Unibanco Holding SA sponsored ADR (Brazil, Commercial Banks)	1.3	1.4
MTN Group Ltd. (South Africa, Wireless Telecommunication Services)	1.2	0.0
Banco Bradesco SA (PN) sponsored ADR (Brazil, Commercial Banks)	1.2	0.0
	18.6
Market Sectors as of December 31, 2013
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	24.9	22.4
Consumer Discretionary	21.0	19.3
Information Technology	16.6	16.0
Industrials	12.0	13.4
Consumer Staples	11.5	13.4
Materials	5.4	5.0
Health Care	3.6	3.9
Energy	2.5	3.5
Telecommunication Services	2.1	0.4
Utilities	0.7	0.5

Annual Report

Investments December 31, 2013

Showing Percentage of Net Assets

Common Stocks - 95.2%
	Shares	Value
Australia - 0.4%
Fortescue Metals Group Ltd.	100,046	$ 519,907
Bailiwick of Jersey - 0.4%
WPP PLC	23,500	537,025
Bermuda - 1.3%
Brilliance China Automotive Holdings Ltd.	413,000	673,216
Cosan Ltd. Class A	13,258	181,900
Credicorp Ltd.	6,336	840,977
TOTAL BERMUDA		1,696,093
Brazil - 7.2%
Anhanguera Educacional Participacoes SA	94,400	601,555
BB Seguridade Participacoes SA	71,900	753,377
BR Malls Participacoes SA	84,300	614,708
BTG Pactual Participations Ltd. unit	41,700	487,587
CCR SA	99,900	759,224
Cetip SA - Mercados Organizado	43,000	445,042
Cielo SA	32,980	925,982
Iguatemi Empresa de Shopping Centers SA	59,200	564,604
Localiza Rent A Car SA	39,510	562,351
Multiplan Empreendimentos Imobiliarios SA	27,000	576,211
Odontoprev SA	131,900	554,518
Qualicorp SA (a)	60,900	586,026
Souza Cruz SA	70,200	723,855
Ultrapar Participacoes SA	33,400	799,215
Weg SA	40,900	545,052
TOTAL BRAZIL		9,499,307
British Virgin Islands - 0.5%
Mail.Ru Group Ltd. GDR (e)	14,800	660,080
Cayman Islands - 8.0%
51job, Inc. sponsored ADR (a)	7,024	547,170
Baidu.com, Inc. sponsored ADR (a)	3,657	650,507
Baoxin Auto Group Ltd.	521,000	505,930
Bitauto Holdings Ltd. ADR (a)	14,310	457,348
Cimc Enric Holdings Ltd.	322,000	519,067
ENN Energy Holdings Ltd.	116,000	857,924
Eurasia Drilling Co. Ltd. GDR (Reg. S)	12,053	542,385
Geely Automobile Holdings Ltd.	1,060,000	512,619
Greatview Aseptic Pack Co. Ltd.	859,000	507,360
Haitian International Holdings Ltd.	217,000	490,288
Lifestyle International Holdings Ltd.	18,000	33,334
New Oriental Education & Technology Group, Inc. sponsored ADR	16,900	532,350
Sands China Ltd.	65,600	535,930
Shenzhou International Group Holdings Ltd.	154,000	577,925

	Shares	Value
SouFun Holdings Ltd. ADR	7,170	$ 590,880
Tencent Holdings Ltd.	41,800	2,666,170
TOTAL CAYMAN ISLANDS		10,527,187
China - 4.1%
China Merchants Bank Co. Ltd. (H Shares)	447,610	953,602
China Minsheng Banking Corp. Ltd. (H Shares)	574,000	637,342
China Pacific Insurance Group Co. Ltd. (H Shares)	244,800	959,715
Great Wall Motor Co. Ltd. (H Shares)	106,000	585,069
PICC Property & Casualty Co. Ltd. (H Shares) (a)	395,300	586,249
Ping An Insurance (Group) Co. of China Ltd. (H Shares)	133,500	1,195,669
Travelsky Technology Ltd. (H Shares)	532,000	524,844
TOTAL CHINA		5,442,490
Colombia - 0.9%
Cemex Latam Holdings SA (a)	70,088	537,463
Grupo de Inversiones Suramerica SA	36,115	630,609
TOTAL COLOMBIA		1,168,072
Denmark - 0.4%
Novo Nordisk A/S Series B sponsored ADR	2,600	480,376
Finland - 0.3%
Kone Oyj (B Shares) (d)	10,400	469,279
France - 1.1%
Bureau Veritas SA	15,800	461,783
LVMH Moet Hennessy - Louis Vuitton SA	2,947	537,585
Pernod Ricard SA	4,584	522,217
TOTAL FRANCE		1,521,585
Greece - 1.2%
Folli Follie SA (a)	16,848	542,360
Greek Organization of Football Prognostics SA	39,100	520,148
Jumbo SA (a)	30,500	486,723
TOTAL GREECE		1,549,231
Hong Kong - 1.2%
AIA Group Ltd.	110,800	555,836
Far East Horizon Ltd.	581,000	496,761
Galaxy Entertainment Group Ltd. (a)	60,000	538,153
TOTAL HONG KONG		1,590,750
India - 10.1%
Axis Bank Ltd.	28,824	605,728
Bajaj Auto Ltd.	19,236	594,391
Exide Industries Ltd.	192,513	383,220
Grasim Industries Ltd. sponsored GDR	8,736	383,336
HCL Technologies Ltd.	29,584	603,999
HDFC Bank Ltd.	109,435	1,201,886
Common Stocks - continued
	Shares	Value
India - continued
Housing Development Finance Corp. Ltd.	94,780	$ 1,217,932
ITC Ltd.	183,409	954,563
Larsen & Toubro Ltd.	42,226	730,795
Lupin Ltd.	31,836	493,241
Mahindra & Mahindra Ltd.	43,864	669,735
Maruti Suzuki India Ltd.	16,504	470,754
Mundra Port and SEZ Ltd.	195,572	491,460
Sun Pharmaceutical Industries Ltd.	76,894	705,587
Sun TV Ltd.	89,341	549,424
Tata Consultancy Services Ltd.	32,027	1,124,907
Tata Motors Ltd.	110,604	676,635
Titan Co. Ltd.	148,755	553,852
Yes Bank Ltd.	83,429	499,441
Zee Entertainment Enterprises Ltd.	111,910	500,555
TOTAL INDIA		13,411,441
Indonesia - 4.6%
PT ACE Hardware Indonesia Tbk	9,578,000	464,989
PT Bank Central Asia Tbk	960,000	759,413
PT Bank Rakyat Indonesia Tbk	1,258,140	752,014
PT Global Mediacom Tbk	3,430,500	536,134
PT Gudang Garam Tbk	176,500	610,461
PT Indocement Tunggal Prakarsa Tbk	343,000	565,009
PT Jasa Marga Tbk	1,211,000	470,896
PT Kalbe Farma Tbk	4,774,000	491,728
PT Media Nusantara Citra Tbk	1,822,500	394,800
PT Semen Gresik (Persero) Tbk	532,000	620,366
PT Surya Citra Media Tbk	2,087,500	450,422
TOTAL INDONESIA		6,116,232
Italy - 0.8%
Pirelli & C SpA	28,612	495,168
Prada SpA	57,500	511,652
TOTAL ITALY		1,006,820
Japan - 0.3%
Japan Tobacco, Inc. (f)	12,300	400,227
Kenya - 0.4%
Safaricom Ltd.	4,350,700	546,988
Korea (South) - 8.9%
Grand Korea Leisure Co. Ltd.	10,610	406,018
Hyundai Mobis	4,070	1,131,492
Hyundai Motor Co.	8,411	1,884,203
Hyundai Wia Corp.	2,732	491,681
LG Household & Health Care Ltd.	1,266	657,148
Naver Corp.	1,487	1,019,761
Samsung Electronics Co. Ltd.	4,698	6,105,422
TOTAL KOREA (SOUTH)		11,695,725
Luxembourg - 0.3%
Brait SA	93,900	469,410

	Shares	Value
Malaysia - 0.5%
Public Bank Bhd	114,900	$ 679,902
Mexico - 5.4%
Banregio Grupo Financiero S.A.B. de CV	83,877	502,503
Fomento Economico Mexicano S.A.B. de CV unit	120,800	1,178,821
Gruma S.A.B. de CV Series B (a)	73,373	559,550
Grupo Aeroportuario del Pacifico SA de CV Series B	99,300	535,104
Grupo Aeroportuario del Sureste SA de CV Series B	48,400	609,966
Grupo Financiero Banorte S.A.B. de CV Series O	157,700	1,112,299
Grupo Financiero Interacciones SA de CV	6,537	30,856
Grupo Televisa SA de CV	182,600	1,109,454
Kimberly-Clark de Mexico SA de CV Series A	218,500	625,497
Megacable Holdings S.A.B. de CV unit	45,169	153,994
Mexichem S.A.B. de CV (d)	158,480	657,760
TOTAL MEXICO		7,075,804
Netherlands - 0.5%
Yandex NV (a)	14,604	630,163
Nigeria - 0.8%
Dangote Cement PLC	326,946	447,627
Guaranty Trust Bank PLC GDR (Reg. S)	76,133	624,291
TOTAL NIGERIA		1,071,918
Panama - 0.4%
Copa Holdings SA Class A	3,500	560,385
Philippines - 3.3%
Alliance Global Group, Inc.	971,100	564,288
DMCI Holdings, Inc.	407,520	513,989
GT Capital Holdings, Inc. (a)	23,520	408,951
LT Group, Inc.	1,711,300	595,101
Metropolitan Bank & Trust Co.	318,875	542,590
Security Bank Corp.	233,672	608,389
SM Investments Corp.	35,875	574,485
SM Prime Holdings, Inc.	1,722,300	569,445
TOTAL PHILIPPINES		4,377,238
Poland - 0.1%
Eurocash SA	5,950	93,926
Russia - 4.1%
Alrosa Co. Ltd. (a)	397,000	422,456
Magnit OJSC GDR (Reg. S)	16,900	1,118,780
Moscow Exchange MICEX-RTS OAO	206,300	406,127
NOVATEK OAO GDR (Reg. S)	7,214	987,597
Sberbank (Savings Bank of the Russian Federation)	582,500	1,789,597
Sistema JSFC	489,700	665,817
TOTAL RUSSIA		5,390,374
Common Stocks - continued
	Shares	Value
South Africa - 7.8%
Aspen Pharmacare Holdings Ltd.	30,784	$ 788,587
Bidvest Group Ltd.	30,000	767,445
Capitec Bank Holdings Ltd.	22,436	445,448
Clicks Group Ltd.	88,664	530,716
Discovery Holdings Ltd.	80,437	647,943
Imperial Holdings Ltd.	33,038	638,115
Life Healthcare Group Holdings Ltd.	165,972	662,306
Mr Price Group Ltd.	43,613	680,762
MTN Group Ltd.	79,900	1,652,993
Nampak Ltd.	171,557	670,528
Naspers Ltd. Class N	18,568	1,940,011
Shoprite Holdings Ltd.	48,027	750,851
Wilson Bayly Holmes-Ovcon Ltd.	6,531	90,899
TOTAL SOUTH AFRICA		10,266,604
Sweden - 0.7%
Atlas Copco AB (A Shares)	16,400	454,631
Investment AB Kinnevik (B Shares)	10,136	469,463
TOTAL SWEDEN		924,094
Switzerland - 1.9%
Compagnie Financiere Richemont SA Series A	5,456	543,123
Schindler Holding AG (Reg.)	3,470	511,913
SGS SA (Reg.)	200	460,064
Swatch Group AG (Bearer)	820	541,887
Syngenta AG (Switzerland)	1,261	502,757
TOTAL SWITZERLAND		2,559,744
Taiwan - 3.0%
Merida Industry Co. Ltd.	64,000	464,475
Taiwan Semiconductor Manufacturing Co. Ltd.	1,006,000	3,548,812
TOTAL TAIWAN		4,013,287
Thailand - 1.7%
Airports of Thailand PCL (For. Reg.)	93,800	454,036
BEC World PCL (For. Reg.)	348,700	537,540
Kasikornbank PCL (For. Reg.)	160,400	779,005
Minor International PCL (For. Reg.)	755,700	477,917
TOTAL THAILAND		2,248,498
Togo - 0.4%
Ecobank Transnational, Inc.	5,091,904	515,716
Turkey - 3.5%
Anadolu Hayat Sigorta AS	137,930	337,604
Coca-Cola Icecek A/S	24,115	580,713
Enka Insaat ve Sanayi A/S	203,475	569,995
Koc Holding A/S	160,000	655,188
TAV Havalimanlari Holding A/S	78,000	560,772
Tofas Turk Otomobil Fabrikasi A/S	83,830	522,718

	Shares	Value
Tupras Turkiye Petrol Rafinelleri A/S	31,000	$ 618,846
Turkiye Garanti Bankasi A/S	233,000	754,621
TOTAL TURKEY		4,600,457
United Kingdom - 5.0%
Aberdeen Asset Management PLC	66,372	549,544
British American Tobacco PLC (United Kingdom)	9,800	526,006
Burberry Group PLC	22,300	559,824
Diageo PLC	16,942	561,434
InterContinental Hotel Group PLC	15,738	524,963
Intertek Group PLC	9,842	513,057
Johnson Matthey PLC	7,884	428,221
Meggitt PLC	49,200	429,769
Mondi PLC	21,900	379,335
Prudential PLC	25,548	570,845
Rolls-Royce Group PLC	25,700	542,613
Standard Chartered PLC (United Kingdom)	24,340	548,159
The Weir Group PLC	11,800	416,597
TOTAL UNITED KINGDOM		6,550,367
United States of America - 3.7%
Colgate-Palmolive Co.	8,000	521,680
Cummins, Inc.	3,000	422,910
FMC Corp.	7,400	558,404
Google, Inc. Class A (a)	550	616,391
MasterCard, Inc. Class A	780	651,659
Mead Johnson Nutrition Co. Class A	6,042	506,078
Philip Morris International, Inc.	5,800	505,354
Visa, Inc. Class A	2,700	601,236
Yahoo!, Inc. (a)	12,700	513,588
TOTAL UNITED STATES OF AMERICA		4,897,300
TOTAL COMMON STOCKS (Cost $109,529,329)		125,764,002
Nonconvertible Preferred Stocks - 5.1%

Brazil - 4.4%
Ambev SA sponsored ADR	236,290	1,736,732
Banco Bradesco SA (PN) sponsored ADR	130,368	1,633,511
Companhia Brasileira de Distribuicao Grupo Pao de Acucar sponsored ADR (d)	16,400	732,588
Itau Unibanco Holding SA sponsored ADR	122,508	1,662,434
TOTAL BRAZIL		5,765,265
Colombia - 0.4%
Grupo Aval Acciones y Valores SA	716,982	473,654
Germany - 0.3%
Porsche Automobil Holding SE (Germany)	4,300	447,567
Nonconvertible Preferred Stocks - continued
	Shares	Value
United Kingdom - 0.0%
Rolls-Royce Group PLC Series C	2,003,800	$ 3,318
TOTAL NONCONVERTIBLE PREFERRED STOCKS (Cost $7,049,948)		6,689,804
Money Market Funds - 2.2%

Fidelity Cash Central Fund, 0.11% (b)	1,503,718	1,503,718
Fidelity Securities Lending Cash Central Fund, 0.11% (b)(c)	1,417,114	1,417,114
TOTAL MONEY MARKET FUNDS (Cost $2,920,832)		2,920,832
TOTAL INVESTMENT PORTFOLIO - 102.5% (Cost $119,500,109)		135,374,638
NET OTHER ASSETS (LIABILITIES) - (2.5)%		(3,332,872)
NET ASSETS - 100%		$ 132,041,766
Legend
(a) Non-income producing

(b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.

(e) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $660,080 or 0.5% of net assets.

(f) Security or a portion of the security purchased on a delayed delivery or when-issued basis.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 1,647
Fidelity Securities Lending Cash Central Fund	11,992
Total	$ 13,639
Other Information
Categorizations in the Schedule of Investments are based on country or territory of incorporation.

The following is a summary of the inputs used, as of December 31, 2013, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the tables below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 28,027,397	$ 21,545,142	$ 6,482,255	$ -
Consumer Staples	14,992,298	9,806,447	5,185,851	-
Energy	3,129,943	2,330,728	799,215	-
Financials	32,467,010	23,316,660	9,150,350	-
Health Care	4,762,369	2,636,856	2,125,513	-
Industrials	16,258,789	12,322,160	3,936,629	-
Information Technology	21,891,749	17,416,955	4,474,794	-
Materials	7,200,529	4,854,637	2,345,892	-
Telecommunication Services	2,865,798	2,865,798	-	-
Utilities	857,924	857,924	-	-
Money Market Funds	2,920,832	2,920,832	-	-
Total Investments in Securities:	$ 135,374,638	$ 100,874,139	$ 34,500,499	$ -

The following is a summary of transfers between Level 1 and Level 2 for the period ended December 31, 2013. Transfers are assumed to have occurred at the beginning of the period, and are primarily attributable to the valuation techniques used for foreign equity securities, as discussed in the accompanying Notes to Financial Statements:

Transfers	Total
Level 1 to Level 2	$ 2,696,464
Level 2 to Level 1	$ 25,358,999

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	December 31, 2013

Assets
Investment in securities, at value (including securities loaned of $1,354,731) - See accompanying schedule: Unaffiliated issuers (cost $116,579,277)	$ 132,453,806
Fidelity Central Funds (cost $2,920,832)	2,920,832
Total Investments (cost $119,500,109)		$ 135,374,638
Cash		26,068
Foreign currency held at value (cost $204,391)		204,574
Receivable for investments sold		1,759,740
Receivable for fund shares sold		57,117
Dividends receivable		207,261
Distributions receivable from Fidelity Central Funds		1,093
Prepaid expenses		262
Other receivables		539
Total assets		137,631,292

Liabilities
Payable for investments purchased
Regular delivery	$ 901,529
Delayed delivery	399,473
Payable for fund shares redeemed	2,555,105
Accrued management fee	86,302
Distribution and service plan fees payable	1,663
Other affiliated payables	16,188
Other payables and accrued expenses	212,152
Collateral on securities loaned, at value	1,417,114
Total liabilities		5,589,526

Net Assets		$ 132,041,766
Net Assets consist of:
Paid in capital		$ 120,872,834
Distributions in excess of net investment income		(47,249)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(4,513,851)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		15,730,032
Net Assets		$ 132,041,766

Statement of Assets and Liabilities - continued

December 31, 2013

Initial Class: Net Asset Value, offering price and redemption price per share ($60,923,869 ÷ 6,759,613 shares)	$ 9.01

Service Class: Net Asset Value, offering price and redemption price per share ($83,548 ÷ 9,240 shares)	$ 9.04

Service Class 2: Net Asset Value, offering price and redemption price per share ($6,517,373 ÷ 721,993 shares)	$ 9.03

Initial Class R: Net Asset Value, offering price and redemption price per share ($9,672,168 ÷ 1,072,785 shares)	$ 9.02

Service Class 2R: Net Asset Value, offering price and redemption price per share ($83,374 ÷ 9,195 shares)	$ 9.07

Investor Class R: Net Asset Value, offering price and redemption price per share ($54,761,434 ÷ 6,099,755 shares)	$ 8.98

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended December 31, 2013

Investment Income
Dividends		$ 2,320,980
Income from Fidelity Central Funds		13,639
Income before foreign taxes withheld		2,334,619
Less foreign taxes withheld		(186,555)
Total income		2,148,064

Expenses
Management fee	$ 901,982
Transfer agent fees	124,921
Distribution and service plan fees	13,330
Accounting and security lending fees	58,342
Custodian fees and expenses	133,290
Independent trustees' compensation	588
Audit	99,990
Legal	675
Interest	255
Miscellaneous	840
Total expenses before reductions	1,334,213
Expense reductions	(75,698)	1,258,515
Net investment income (loss)		889,549
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	3,104,976
Foreign currency transactions	(70,212)
Total net realized gain (loss)		3,034,764
Change in net unrealized appreciation (depreciation) on: Investment securities (net of increase in deferred foreign taxes of $139,215)	492,207
Assets and liabilities in foreign currencies	(4,808)
Total change in net unrealized appreciation (depreciation)		487,399
Net gain (loss)		3,522,163
Net increase (decrease) in net assets resulting from operations		$ 4,411,712

Statement of Changes in Net Assets

	Year ended December 31, 2013	Year ended December 31, 2012
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 889,549	$ 1,294,334
Net realized gain (loss)	3,034,764	(56,334)
Change in net unrealized appreciation (depreciation)	487,399	11,501,487
Net increase (decrease) in net assets resulting from operations	4,411,712	12,739,487
Distributions to shareholders from net investment income	(882,874)	(1,007,988)
Distributions to shareholders from net realized gain	(111,840)	(91,285)
Distributions to shareholders from tax return of capital	-	(106,326)
Total distributions	(994,714)	(1,205,599)
Share transactions - net increase (decrease)	21,113,394	7,291,850
Redemption fees	13,883	6,318
Total increase (decrease) in net assets	24,544,275	18,832,056

Net Assets
Beginning of period	107,497,491	88,665,435
End of period (including distributions in excess of net investment income of $47,249 and distributions in excess of net investment income of $2,861, respectively)	$ 132,041,766	$ 107,497,491

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Initial Class

Years ended December 31,	2013	2012	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 8.75	$ 7.74	$ 9.91	$ 8.51	$ 4.88
Income from Investment Operations
Net investment income (loss) C	.07	.11	.13	.09	.04
Net realized and unrealized gain (loss)	.27	1.00	(2.22)	1.43	3.64
Total from investment operations	.34	1.11	(2.09)	1.52	3.68
Distributions from net investment income	(.07)	(.08)	(.09)	(.08)	(.02)
Distributions from net realized gain	(.01)	(.01)	-	(.04)	(.03)
Tax return of capital	-	(.01)	-	-	-
Total distributions	(.08)	(.10)	(.09)	(.12)	(.05)
Redemption fees added to paid in capital C	- G	- G	.01	- G	- G
Net asset value, end of period	$ 9.01	$ 8.75	$ 7.74	$ 9.91	$ 8.51
Total Return A,B	3.85%	14.37%	(21.01)%	17.89%	75.40%
Ratios to Average Net Assets D,F
Expenses before reductions	1.14%	1.38%	1.31%	1.33%	2.85%
Expenses net of fee waivers, if any	1.10%	1.10%	1.10%	1.10%	1.10%
Expenses net of all reductions	1.07%	1.05%	1.02%	1.04%	1.02%
Net investment income (loss)	.84%	1.36%	1.46%	1.05%	.60%
Supplemental Data
Net assets, end of period (000 omitted)	$ 60,924	$ 44,979	$ 29,478	$ 18,478	$ 250
Portfolio turnover rate E	110%	198%	151%	100%	70%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

Financial Highlights - Service Class

Years ended December 31,	2013	2012	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 8.77	$ 7.76	$ 9.94	$ 8.54	$ 4.88
Income from Investment Operations
Net investment income (loss) C	.07	.10	.12	.08	.03
Net realized and unrealized gain (loss)	.27	1.00	(2.23)	1.43	3.65
Total from investment operations	.34	1.10	(2.11)	1.51	3.68
Distributions from net investment income	(.06)	(.07)	(.08)	(.07)	- G
Distributions from net realized gain	(.01)	(.01)	-	(.04)	(.02)
Tax return of capital	-	(.01)	-	-	-
Total distributions	(.07)	(.09)	(.08)	(.11)	(.02)
Redemption fees added to paid in capital C	- G	- G	.01	- G	- G
Net asset value, end of period	$ 9.04	$ 8.77	$ 7.76	$ 9.94	$ 8.54
Total Return A,B	3.84%	14.22%	(21.15)%	17.70%	75.49%
Ratios to Average Net Assets D,F
Expenses before reductions	1.23%	1.47%	1.40%	1.48%	3.02%
Expenses net of fee waivers, if any	1.20%	1.20%	1.20%	1.20%	1.20%
Expenses net of all reductions	1.18%	1.15%	1.12%	1.14%	1.12%
Net investment income (loss)	.74%	1.26%	1.35%	.95%	.50%
Supplemental Data
Net assets, end of period (000 omitted)	$ 84	$ 83	$ 72	$ 102	$ 118
Portfolio turnover rate E	110%	198%	151%	100%	70%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Service Class 2

Years ended December 31,	2013	2012	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 8.77	$ 7.76	$ 9.95	$ 8.56	$ 4.88
Income from Investment Operations
Net investment income (loss) C	.05	.09	.11	.07	.02
Net realized and unrealized gain (loss)	.27	1.00	(2.24)	1.43	3.66
Total from investment operations	.32	1.09	(2.13)	1.50	3.68
Distributions from net investment income	(.06)	(.06)	(.07)	(.07)	-
Distributions from net realized gain	(.01)	(.01)	-	(.04)	-
Tax return of capital	-	(.01)	-	-	-
Total distributions	(.06) H	(.08)	(.07)	(.11)	-
Redemption fees added to paid in capital C	- G	- G	.01	- G	- G
Net asset value, end of period	$ 9.03	$ 8.77	$ 7.76	$ 9.95	$ 8.56
Total Return A,B	3.70%	14.10%	(21.30)%	17.57%	75.41%
Ratios to Average Net Assets D,F
Expenses before reductions	1.38%	1.63%	1.54%	1.59%	3.17%
Expenses net of fee waivers, if any	1.35%	1.35%	1.35%	1.35%	1.35%
Expenses net of all reductions	1.32%	1.30%	1.27%	1.30%	1.27%
Net investment income (loss)	.59%	1.11%	1.21%	.80%	.35%
Supplemental Data
Net assets, end of period (000 omitted)	$ 6,517	$ 4,042	$ 2,249	$ 1,348	$ 117
Portfolio turnover rate E	110%	198%	151%	100%	70%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

H Total distributions of $.06 per share is comprised of distributions from net investment income of $.055 and distributions from net realized gain of $.008 per share.

Financial Highlights - Initial Class R

Years ended December 31,	2013	2012	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 8.75	$ 7.74	$ 9.92	$ 8.51	$ 4.88
Income from Investment Operations
Net investment income (loss) C	.07	.11	.14	.09	.04
Net realized and unrealized gain (loss)	.27	1.00	(2.24)	1.44	3.63
Total from investment operations	.34	1.11	(2.10)	1.53	3.67
Distributions from net investment income	(.07)	(.08)	(.09)	(.08)	(.02)
Distributions from net realized gain	(.01)	(.01)	-	(.04)	(.03)
Tax return of capital	-	(.01)	-	-	-
Total distributions	(.07) H	(.10)	(.09)	(.12)	(.05)
Redemption fees added to paid in capital C	- G	- G	.01	- G	.01
Net asset value, end of period	$ 9.02	$ 8.75	$ 7.74	$ 9.92	$ 8.51
Total Return A,B	3.95%	14.37%	(21.09)%	18.01%	75.40%
Ratios to Average Net Assets D,F
Expenses before reductions	1.15%	1.37%	1.30%	1.35%	2.03%
Expenses net of fee waivers, if any	1.10%	1.10%	1.10%	1.10%	1.10%
Expenses net of all reductions	1.08%	1.05%	1.02%	1.04%	1.02%
Net investment income (loss)	.84%	1.36%	1.46%	1.05%	.60%
Supplemental Data
Net assets, end of period (000 omitted)	$ 9,672	$ 11,344	$ 14,870	$ 30,649	$ 31,314
Portfolio turnover rate E	110%	198%	151%	100%	70%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

H Total distributions of $.07 per share is comprised of distributions from net investment income of $.066 and distributions from net realized gain of $.008 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Service Class 2R

Years ended December 31,	2013	2012	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 8.80	$ 7.79	$ 9.97	$ 8.56	$ 4.88
Income from Investment Operations
Net investment income (loss) C	.05	.09	.11	.07	.02
Net realized and unrealized gain (loss)	.27	1.00	(2.24)	1.43	3.66
Total from investment operations	.32	1.09	(2.13)	1.50	3.68
Distributions from net investment income	(.04)	(.06)	(.06)	(.06)	-
Distributions from net realized gain	(.01)	(.01)	-	(.04)	-
Tax return of capital	-	(.01)	-	-	-
Total distributions	(.05)	(.08)	(.06)	(.09) H	-
Redemption fees added to paid in capital C	- G	- G	.01	- G	- G
Net asset value, end of period	$ 9.07	$ 8.80	$ 7.79	$ 9.97	$ 8.56
Total Return A,B	3.67%	14.00%	(21.24)%	17.60%	75.41%
Ratios to Average Net Assets D,F
Expenses before reductions	1.38%	1.62%	1.56%	1.63%	3.17%
Expenses net of fee waivers, if any	1.35%	1.35%	1.35%	1.35%	1.35%
Expenses net of all reductions	1.33%	1.30%	1.27%	1.29%	1.27%
Net investment income (loss)	.59%	1.10%	1.20%	.80%	.35%
Supplemental Data
Net assets, end of period (000 omitted)	$ 83	$ 82	$ 72	$ 102	$ 117
Portfolio turnover rate E	110%	198%	151%	100%	70%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

H Total distributions of $.09 per share is comprised of distributions from net investment income of $.056 and distributions from net realized gain of $.037 per share.

Financial Highlights - Investor Class R

Years ended December 31,	2013	2012	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 8.71	$ 7.72	$ 9.89	$ 8.50	$ 4.87
Income from Investment Operations
Net investment income (loss) C	.07	.11	.13	.08	.04
Net realized and unrealized gain (loss)	.27	.98	(2.22)	1.43	3.63
Total from investment operations	.34	1.09	(2.09)	1.51	3.67
Distributions from net investment income	(.06)	(.08)	(.09)	(.08)	(.02)
Distributions from net realized gain	(.01)	(.01)	-	(.04)	(.03)
Tax return of capital	-	(.01)	-	-	-
Total distributions	(.07)	(.10)	(.09)	(.12)	(.05)
Redemption fees added to paid in capital C	- G	- G	.01	- G	.01
Net asset value, end of period	$ 8.98	$ 8.71	$ 7.72	$ 9.89	$ 8.50
Total Return A,B	3.90%	14.14%	(21.05)%	17.79%	75.56%
Ratios to Average Net Assets D,F
Expenses before reductions	1.22%	1.46%	1.38%	1.42%	2.07%
Expenses net of fee waivers, if any	1.18%	1.18%	1.18%	1.18%	1.18%
Expenses net of all reductions	1.15%	1.13%	1.10%	1.12%	1.10%
Net investment income (loss)	.76%	1.28%	1.37%	.97%	.52%
Supplemental Data
Net assets, end of period (000 omitted)	$ 54,761	$ 46,967	$ 41,924	$ 53,089	$ 40,070
Portfolio turnover rate E	110%	198%	151%	100%	70%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended December 31, 2013

1. Organization.

VIP Emerging Markets Portfolio (the Fund) is a fund of Variable Insurance Products Fund II (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Shares of the Fund may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts. The Fund offers the following classes of shares: Initial Class shares, Service Class shares, Service Class 2 shares, Initial Class R shares, Service Class 2R shares, and Investor Class R shares. All classes have equal rights and voting privileges, except for matters affecting a single class. The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. In accordance with valuation policies and procedures approved by the Board of Trustees (the Board), the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Fidelity Management & Research Company (FMR) Fair Value Committee (the Committee), in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and is responsible for approving and reporting to the Board all fair value determinations.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Annual Report

3. Significant Accounting Policies - continued

Investment Valuation - continued

Investments in open-end mutual funds , including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of December 31, 2013, including information on transfers between Levels 1 and 2, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of December 31, 2013, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on capital gains by certain countries in which it invests. An estimated deferred tax liability for net unrealized appreciation on the applicable securities is included in Other payables and accrued expenses on the Statement of Assets & Liabilities.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, certain foreign taxes, passive foreign investment companies (PFIC), capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 19,726,488
Gross unrealized depreciation	(4,666,734)
Net unrealized appreciation (depreciation) on securities and other investments	$ 15,059,754

Tax Cost	$ 120,314,884

The tax-based components of distributable earnings as of period end were as follows:

Capital loss carryforward	$ (3,143,603)
Net unrealized appreciation (depreciation)	$ 15,054,472

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

Fiscal year of expiration
2016	$ (319,346)
2017	(2,824,257)
Total capital loss carryforward	$ (3,143,603)

The tax character of distributions paid was as follows:

	December 31, 2013	December 31, 2012
Ordinary Income	$ 994,714	$ 1,099,273
Tax Return of Capital	-	106,326
Total	$ 994,714	$ 1,205,599

Trading (Redemption) Fees. Initial Class R shares, Service Class 2R shares and Investor Class R shares held by investors less than 60 days may be subject to a redemption fee equal to 1% of the NAV of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

Delayed Delivery Transactions and When-Issued Securities. During the period, the Fund transacted in securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The securities purchased on a delayed delivery or when-issued basis are identified as such in the Fund's Schedule of Investments. With respect to purchase commitments, the Fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $145,093,363 and $122,713,326, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .55% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is

Annual Report

5. Fees and Other Transactions with Affiliates - continued

Management Fee - continued

based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .80% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate 12b-1 Plans for each Service Class of shares. Each Service Class pays Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, a service fee. For the period, the service fee is based on an annual rate of .10% of Service Class' average net assets and .25% of Service Class 2's and Service Class 2R's average net assets.

For the period, total fees, all of which were re-allowed to insurance companies for the distribution of shares and providing shareholder support services were as follows:

Service Class	$ 83
Service Class 2	13,040
Service Class 2 R	207
$ 13,330

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of the investment adviser, is the Fund's transfer, dividend disbursing, and shareholder servicing agent. FIIOC receives an asset-based fee with respect to each class. Each class (with the exception of Investor Class R) pays a transfer agent fee, excluding out of pocket expenses, equal to an annual rate of .07% of average net assets. Investor Class R pays a monthly asset-based transfer agent fee of .15% of average net assets. In addition, FIIOC receives an asset-based fee of ..0035% of average net assets for typesetting, printing and mailing of shareholder reports, except proxy statements. FIIOC voluntarily agreed to reimburse or waive this fee for the period January 1, 2013 through December 31, 2013 (see Expense Reductions note). For the period, transfer agent fees for each class, including printing and out of pocket expenses, were as follows:

Initial Class	$ 36,579
Service Class	58
Service Class 2	3,623
Initial Class R	8,888
Service Class 2R	58
Investor Class R	75,715
$ 124,921

Effective February 1, 2014, the Board of Trustees approved an amendment to the transfer agent fee agreement whereby each class (with the exception of Investor Class R) pays a single fee of .07% of average net assets for transfer agent services, typesetting, printing and mailing of shareholder reports, excluding mailing of proxy statements and out of pocket expenses. Investor Class R pays a single fee of .15% of average net assets.

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $479 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with Fidelity Management & Research Company (FMR) or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 5,783,000.32%		$ 255

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay

Annual Report

Notes to Financial Statements - continued

6. Committed Line of Credit - continued

commitment fees on its pro-rata portion of the line of credit, which amounted to $234 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $11,992. During the period, there were no securities loaned to FCM.

8. Expense Reductions.

In addition to FIIOC reimbursing or waiving a portion of its transfer agent fees , the investment adviser voluntarily agreed to reimburse each class to the extent annual operating expenses exceeded certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, including commitment fees, are excluded from this reimbursement.

Expenses were reimbursed and/or waived for the following classes during the period:

	Expense Limitations	Reimbursement/Waiver
Initial Class	1.10%	$ 20,476
Service Class	1.20%	28
Service Class 2	1.35%	1,911
Initial Class R	1.10%	4,961
Service Class 2R	1.35%	28
Investor Class R	1.18%	19,968
		$ 47,372

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $28,326 for the period.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended December 31,	2013	2012
From net investment income
Initial Class	$ 407,624	$ 423,228
Service Class	527	707
Service Class 2	53,414	29,964
Initial Class R	71,589	107,482
Service Class 2R	404	581
Investor Class R	349,316	446,026
Total	$ 882,874	$ 1,007,988
From net realized gain
Initial Class	$ 48,671	$ 38,030
Service Class	74	70
Service Class 2	7,769	3,378
Initial Class R	8,677	9,658
Service Class 2R	74	70
Investor Class R	46,575	40,079
Total	$ 111,840	$ 91,285

Annual Report

9. Distributions to Shareholders - continued

Years ended December 31,	2013	2012
Tax Return of Capital
Initial Class	$ -	$ 44,296
Service Class	-	82
Service Class 2	-	3,935
Initial Class R	-	11,249
Service Class 2R	-	82
Investor Class R	-	46,682
Total	$ -	$ 106,326

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended December 31,	2013	2012	2013	2012
Initial Class
Shares sold	2,314,809	1,795,123	$ 20,504,643	$ 14,860,844
Reinvestment of distributions	51,734	58,922	456,295	505,554
Shares redeemed	(749,757)	(520,087)	(6,626,736)	(4,326,747)
Net increase (decrease)	1,616,786	1,333,958	$ 14,334,202	$ 11,039,651
Service Class
Reinvestment of distributions	68	100	$ 601	$ 858
Shares redeemed	(260)	-	(2,351)	-
Net increase (decrease)	(192)	100	$ (1,750)	$ 858
Service Class 2
Shares sold	595,640	205,197	$ 5,335,046	$ 1,709,550
Reinvestment of distributions	6,921	4,330	61,183	37,277
Shares redeemed	(341,472)	(38,252)	(3,074,549)	(320,023)
Net increase (decrease)	261,089	171,275	$ 2,321,680	$ 1,426,804
Initial Class R
Shares sold	369,430	305,108	$ 3,295,234	$ 2,561,953
Reinvestment of distributions	9,100	14,964	80,266	128,390
Shares redeemed	(602,524)	(944,184)	(5,333,441)	(7,798,843)
Net increase (decrease)	(223,994)	(624,112)	$ (1,957,941)	$ (5,108,500)
Service Class 2R
Reinvestment of distributions	54	85	$ 478	$ 733
Shares redeemed	(213)	-	(1,924)	-
Net increase (decrease)	(159)	85	$ (1,446)	$ 733
Investor Class R
Shares sold	2,065,057	1,502,832	$ 18,235,757	$ 12,517,464
Reinvestment of distributions	45,039	62,314	395,891	532,787
Shares redeemed	(1,401,329)	(1,607,620)	(12,212,999)	(13,117,947)
Net increase (decrease)	708,767	(42,474)	$ 6,418,649	$ (67,696)

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, VIP Freedom 2020 Portfolio was the owner of record of approximately 21% of the total outstanding shares of the fund. The VIP Freedom Funds and VIP Investor Freedom Funds were the owners of record, in the aggregate, of approximately 64% of the total outstanding shares of the Fund. In addition, the investment adviser or its affiliates were the owners of record of 30% of the total outstanding shares of the Fund.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Variable Insurance Products Fund II and Shareholders of VIP Emerging Markets Portfolio:

We have audited the accompanying statement of assets and liabilities of VIP Emerging Markets Portfolio (the Fund), a fund of Variable Insurance Products Fund II, including the schedule of investments, as of December 31, 2013, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2013, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of VIP Emerging Markets Portfolio as of December 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 14, 2014

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, Ned C. Lautenbach, Ronald P. O'Hanley, and William S. Stavropoulos, each of the Trustees oversees 173 funds. Mr. Curvey oversees 396 funds. Mr. Lautenbach, Mr. O'Hanley, and Mr. Stavropoulos each oversees 247 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity fund's valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of FMR's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
James C. Curvey (1935)
Year of Election or Appointment: 2007 Trustee Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity funds. Mr. Curvey is a Director of Fidelity Investments Money Management, Inc. (2009-present), Director of Fidelity Research & Analysis Co. (2009-present) and Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey was the Vice Chairman (2006-2007) and Director (2000-2007) of FMR Corp.

Ronald P. O'Hanley (1957)
Year of Election or Appointment: 2011 Trustee

Mr. O'Hanley also serves as Trustee of other Fidelity funds. He is Director of Fidelity SelectCo, LLC (2013-present), FMR Co., Inc. (2010-present), Director of Fidelity Investments Money Management, Inc. (2010-present), Director of Fidelity Research & Analysis Company (2010-present), President of Fidelity Asset Management and Corporate Services and a Member of Fidelity's Executive Committee (2010-present). Previously, Mr. O'Hanley served as President and Chief Executive Officer of BNY Mellon Asset Management (2007-2010). Mr. O'Hanley also served as Vice Chairman of Bank New York Mellon Corp. and a member of that firm's Executive Committee. Prior to the 2007 merger of The Bank of New York and Mellon Financial Corporation, he was Vice Chairman of Mellon Financial Corporation and President and Chief Executive Officer of Mellon Asset Management. He joined Mellon in February 1997. Mr. O'Hanley currently serves as Chairman of the Boston Public Library Foundation Board of Directors and sits on the Board of Directors of Beth Israel Deaconess Medical Center, the Board of Trustees of the Marine Biological Laboratory and the Advisory Board of the Maxwell School of Citizenship and Public Administration at Syracuse University. Mr. O'Hanley also chairs the Council on Asset Management for the Financial Services Roundtable and is a member of the Board of Directors of Institutional Investor's U.S. Institute.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Trustees and Officers - continued

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (1948)
Year of Election or Appointment: 2005 Trustee

Mr. Dirks also serves as Trustee of other Fidelity funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (1953)
Year of Election or Appointment: 2008 Trustee

Mr. Lacy also serves as Trustee of other Fidelity funds. Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes, 2010-present), Earth Fare, Inc. (retail grocery, 2012-present), The Hillman Companies, Inc. (hardware wholesalers, 2010-present), and Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for the Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (1944)
Year of Election or Appointment: 2000 Trustee Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity funds. Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (2012-present) and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (1944)
Year of Election or Appointment: 2008 Trustee

Mr. Mauriello also serves as Trustee of other Fidelity funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (1950)
Year of Election or Appointment: 2011 Trustee

Mr. Selander also serves as Trustee of other Fidelity funds. Previously, Mr. Selander served as a Member of the Advisory Board of other Fidelity funds (2011), and Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (1944)
Year of Election or Appointment: 2005 Trustee

Ms. Small also serves as Trustee of other Fidelity funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)
Year of Election or Appointment: 2001 Trustee Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and Maersk Inc. (industrial conglomerate), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)
Year of Election or Appointment: 2008 Trustee

Mr. Thomas also serves as Trustee of other Fidelity funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), and as a member of the Board of Directors of Interpublic Group of Companies, Inc. (marketing communication, 2004-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Member and Officers:

Correspondence intended for each officer and Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation
Peter S. Lynch (1944)
Year of Election or Appointment: 2003 Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Elizabeth Paige Baumann (1968)
Year of Election or Appointment: 2012 Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer of FMR LLC (2012-present) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

William C. Coffey (1969)
Year of Election or Appointment: 2009 Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)
Year of Election or Appointment: 2010 Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Adrien E. Deberghes (1967)
Year of Election or Appointment: 2008 Deputy Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (1969)
Year of Election or Appointment: 2010 Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Scott C. Goebel (1968)
Year of Election or Appointment: 2008 Secretary and Chief Legal Officer (CLO)

Mr. Goebel serves as Secretary and CLO of other funds. Mr. Goebel also serves as Secretary of Fidelity Investments Money Management, Inc. (FIMM) (2010-present) and Fidelity Research and Analysis Company (FRAC) (2010-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), and Fidelity Management & Research (U.K.) Inc. (2008-present). Previously, Mr. Goebel served as Secretary and CLO of other Fidelity funds (2008-2013), Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007). Mr. Goebel has been employed by FMR LLC or an affiliate since 2001.

Joseph A. Hanlon (1968)
Year of Election or Appointment: 2012 Chief Compliance Officer

Mr. Hanlon also serves as Chief Compliance Officer of other funds. Mr. Hanlon serves as Compliance Officer of FMR, FMR Co., Inc., Fidelity Investments Money Management, Inc. (FIMM), Fidelity Research and Analysis Company (FRAC), and Fidelity Management & Research (Hong Kong) (2009-present), as Senior Vice President of the Fidelity Asset Management Division (2009-present), and is an employee of Fidelity Investments. Previously, Mr. Hanlon served as Compliance Officer of Fidelity Management & Research (Japan) Inc. (2009-2013), Strategic Advisers, Inc. (2009-2013), and Fidelity Management & Research (U.K.) Inc. (2009-2013).

Bruce T. Herring (1965)
Year of Election or Appointment: 2006 Vice President of certain Equity Funds

Mr. Herring also serves as Vice President of other funds. He serves as Chief Investment Officer of Fidelity Global Asset Allocation (GAA) (2013-present), Group Chief Investment Officer of FMR, and President of Fidelity Research & Analysis Company (2010-present). Previously, Mr. Herring served as Chief Investment Officer and Director of Fidelity Management & Research (U.K.) Inc. (2010-2013), Vice President (2005-2006) and Senior Vice President (2006-2007) of Fidelity Management & Research Company, Vice President of FMR Co., Inc. (2001-2007), and as a portfolio manager for Fidelity U.S. Equity Funds.

Brian B. Hogan (1964)
Year of Election or Appointment: 2009 Vice President

Mr. Hogan also serves as Vice President of other funds. Mr. Hogan serves as President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Chris Maher (1972)
Year of Election or Appointment: 2013 Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of FMR's Program Management Group (2010-2013), and Vice President of Valuation Oversight (2008-2010).

Christine Reynolds (1958)
Year of Election or Appointment: 2008 Chief Financial Officer

Ms. Reynolds also serves as Chief Financial Officer of other funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Kenneth B. Robins (1969)
Year of Election or Appointment: 2008 President and Treasurer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (2013-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served in other fund officer roles.

Gary W. Ryan (1958)
Year of Election or Appointment: 2005 Assistant Treasurer

Mr. Ryan also serves as Assistant Treasurer of other funds. Mr. Ryan is an employee of Fidelity Investments and has served in other fund officer roles. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Stephen Sadoski (1971)
Year of Election or Appointment: 2012 Deputy Treasurer

Mr. Sadoski also serves as Deputy Treasurer of other funds. He is an employee of Fidelity Investments (2012-present) and has served in another fund officer role. Prior to joining Fidelity Investments, Mr. Sadoski served as an assistant chief accountant in the Division of Investment Management of the Securities and Exchange Commission (SEC) (2009-2012) and as a senior manager at Deloitte & Touche LLP (1997-2009).

Stacie M. Smith (1974)
Year of Election or Appointment: 2013 Deputy Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009).

Renee Stagnone (1975)
Year of Election or Appointment: 2013 Deputy Treasurer
Ms. Stagnone also serves as Deputy Treasurer of other funds. Ms. Stagnone is an employee of Fidelity Investments.
Joseph F. Zambello (1957)
Year of Election or Appointment: 2011 Deputy Treasurer

Mr. Zambello also serves as Deputy Treasurer of other funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of FMR's Program Management Group (2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Annual Report

Distributions (Unaudited)

Initial Class designates 6%; Service Class designates 7%; and Service Class 2 designates 7%; of the dividends distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
Initial Class	12/13/2013	$0.087	$0.012
Service Class	12/13/2013	$0.077	$0.012
Service Class 2	12/13/2013	$0.075	$0.012

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

VIP Emerging Markets Portfolio

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees, each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2013 meeting, the Board, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale exist and would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is a part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the investment adviser, Fidelity Management & Research Company (FMR), and the sub-advisers (together, the Investment Advisers) as it relates to the fund, including the backgrounds of the fund's investment personnel, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund.

Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of the Investment Advisers' investment staff, including its size, education, experience, and resources, as well as the Investment Advisers' approach to recruiting, training, managing, and compensating investment personnel. The Board noted that FMR has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board believes that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered the Investment Advisers' trading and risk management capabilities and resources, which are an integral part of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

Annual Report

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and to the support of the senior management team that oversees asset management; (ii) persisting in efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs for global and income-oriented solutions; (iv) continuing to launch dedicated lower cost underlying funds to meet portfolio construction needs related to expanding underlying fund options for Fidelity funds of funds, specifically for the Freedom Fund product lines; (v) rationalizing product lines and gaining increased efficiencies through the mergers of several funds into other funds; (vi) strengthening Fidelity's index fund offerings by reducing investment minimums and adopting or lowering existing expense caps for certain funds and classes; (vii) enhancing Global Asset Allocation product offerings by launching new funds and strategies, including "open architecture" target date funds that utilize affiliated and unaffiliated sub-advisers; (viii) modifying the eligibility criteria for Institutional Class shares of Advisor funds to increase their marketability to a portion of the defined contribution plan market; (ix) creating a new low-cost retirement share class for certain Advisor funds to appeal to large retirement plans; (x) transitioning the management of certain Fidelity commodity funds to Geode Capital Management LLC, a registered commodity pool operator, while retaining administrative responsibilities for the funds; (xi) reorganizing a number of funds; and (xii) taking steps toward establishing a new Fidelity adviser to manage sector-based funds and products.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history. The Board noted that there was a portfolio management change for the fund in October 2012.

The Board took into account discussions with the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board periodically considers annualized return information for the fund, for different time periods, measured against a securities market index ("benchmark index") and a peer group of mutual funds with similar objectives ("peer group"). In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and the Investment Advisers' explanations for any overperformance or underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved.  In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods which may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following:  general market conditions; issuer-specific information; tactical opportunities for investment; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index and peer group for the most recent one- and three-year periods, as shown below. Returns are shown compared to the 25th percentile (top of box) and 75th percentile (bottom of box) of the peer universe.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

VIP Emerging Markets Portfolio

The Board has discussed with FMR the fund's underperformance (based on the December 31, 2012 data presented herein) and has engaged with FMR to consider what steps might be taken to remediate the fund's underperformance. The Board noted that the fund's performance has improved for more recent periods.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the fund's shareholders.

Competitiveness of Management Fee and Total Expense Ratio. The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month (or shorter) periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 39% means that 61% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked, is also included in the chart and considered by the Board.

Annual Report

VIP Emerging Markets Portfolio

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2012.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio. In its review of each class's total expense ratio, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each class ranked above its competitive median for 2012. The Board considered that, in general, various factors can affect total expense ratios. The Board also noted that Investor Class R has higher transfer agent fees than traditional variable annuity classes because it is designed for lower cost annuity products, where the majority of servicing costs are incorporated into the funds' total expense ratios rather than being paid at the annuity level. The Board noted that the fund offers multiple classes, each of which has a different 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expense ratios of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of FMR and its affiliates, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients. The Board noted the findings of the 2013 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable, although in all cases above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive in the circumstances.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions. The Board also noted that in 2009, it and the board of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Amendment to Description of Group Fee Rate. At its July 2013 meeting, the Board voted to approve an amendment to the fund's management contract to modify the description of the "group fee rate" effective August 1, 2013. The Board noted that under the prior description in the contract, the group fee rate was based on the average net assets of all registered investment companies with which FMR has management contracts. Under the contract's tiered asset breakpoint schedule, the group fee rate is lower as total fund assets under FMR's management increase, and higher as total fund assets under FMR's management decrease. The Board considered that the prior description would have excluded the assets of 64 Fidelity sector funds from the group fee rate calculation once Fidelity SelectCo, LLC, an affiliate of FMR, assumed management responsibilities for those funds. The Board noted that modifying the description of the group fee rate to continue to include the assets of those 64 funds for purposes of determining group fee rate breakpoints would avoid an immediate adverse impact on the group fee rate for any fund.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including: (i) fund performance trends and Fidelity's long-term strategies for certain funds; (ii) the potential to further rationalize the Fidelity fund lineup with the possibility of achieving savings for the funds and Fidelity; (iii) the methodology with respect to competitive fund data and peer group classifications; (iv) the arrangements with, and performance of, certain sub-advisers on behalf of the Fidelity funds, as well as certain proposed participating affiliate arrangements; (v) the realization of fall-out benefits in certain Fidelity business units; (vi) Fidelity's group fee structures, including the rationale for the individual fee rates of certain categories of funds and the definition of group assets; (vii) trends regarding industry use of performance fee structures and the performance adjustment methodologies applicable to the Fidelity funds; (viii) additional competitive analysis regarding the total expenses for certain classes; and (ix) fund profitability methodology, including Fidelity's cost allocation methodology, and the impact of certain factors on fund profitability results.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research (U.K.) Inc.

Fidelity Management & Research (Hong Kong) Limited

Fidelity Management & Research (Japan) Inc.

FIL Investment Advisors

FIL Investment Advisors (UK) Limited

FIL Investments (Japan) Limited

General Distributor

Fidelity Distributors Corporation
Smithfield, RI

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.
Boston, MA

Fidelity Service Company, Inc.
Boston, MA

Custodian

State Street Bank and Trust Company
Quincy, MA

VIPEM-ANN-0214
1.858135.105

Fidelity® Variable Insurance Products:

Emerging Markets Portfolio - Class R

Annual Report

December 31, 2013

(Fidelity Cover Art)

Contents

Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Fidelity Variable Insurance Products are separate account options which are purchased through a variable insurance contract.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2014 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. Performance numbers are net of all underlying fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would have been lower. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended December 31, 2013	Past 1 year	Past 5 years	Life of fund A
VIP Emerging Markets Portfolio - Initial Class R	3.95%	14.19%	-0.65%
VIP Emerging Markets Portfolio - Service Class 2R	3.67%	13.94%	-0.90%
VIP Emerging Markets Portfolio - Investor Class R	3.90%	14.13%	-0.73%

A From January 23, 2008.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in VIP Emerging Markets Portfolio - Initial Class R on January 23, 2008, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the MSCI® Emerging Markets Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: Global equity markets remained upbeat for the 12 months ending December 31, 2013, propelling the MSCI® ACWI® (All Country World Index) Index to a 23.24% return. Midyear turbulence gave way by autumn when policymakers in the U.S. and China had made clear their intentions to maintain accommodative monetary policies. That stance, combined with modest cyclical improvement around the globe and generally low valuations, underpinned the broad rally in equities, although the relative strength of the U.S. dollar generally tempered gains for U.S. investors holding foreign securities based in local currencies. During the period, the broad-market S&P 500® Index set a series of new highs, finishing the year up 32.39%. For the first time since 1995, the S&P® scored a "perfect 10," with all 10 economic sectors gaining at least 10% for the year. A resurgence in growth-oriented stocks lifted the Nasdaq Composite Index® to a 40.12% result for 2013, while the blue-chip Dow Jones Industrial AverageSM notched a relatively more modest 29.65% gain. International developed-markets equities rose in concert with their U.S. counterparts, with the MSCI® EAFE® Index gaining 22.92% for the period. Meanwhile, foreign exchange and commodity weakness curbed results in resource-heavy emerging markets (EM), especially in the year's waning months. More generally, concern over EM's slowing growth, its declining share of global trade and uncertainty surrounding U.S. central bank intentions were all factors hampering performance. The MSCI Emerging Markets Index returned -2.27% for the period. On the bond side, U.S. high-yield securities rallied with equities for much of the period, with The BofA Merrill LynchSM US High Yield Constrained Index returning 7.41% for 2013. The more rate-sensitive U.S. investment-grade bond category faced headwinds though, as reflected in the -2.02% return of the Barclays® U.S. Aggregate Bond Index. Within the Barclays index, investment-grade corporate credit returned -2.01%, while ultra-safe U.S. Treasuries saw a -2.75% result. Major non-U.S. developed markets performed only slightly better, with the Citigroup Non-USD Group-of-Seven (G7) Equal Weighted Index logging a -1.59% result. After several years of strong advances, EM debt reversed course in 2013, with the J.P. Morgan Emerging Markets Bond Index Global returning -6.58%.

Comments from Sammy Simnegar, Portfolio Manager of VIP Emerging Markets Portfolio: For the year, the fund's share classes delivered positive returns and came out significantly ahead of the -2.27% return of the MSCI® Emerging Markets Index. (For specific portfolio results, please refer to the performance section of this report.) A large overweighting in software & services - a group where I considerably boosted the fund's weighting - meaningfully aided performance relative to the fund's MSCI benchmark. Here, a new position in real estate Internet portal SouFun Holdings benefited from the revaluation of Internet businesses in China, and similar factors fueled the strong gain of Russian Internet search engine Yandex. Neither stock was in the index. Within consumer services - another group that materially contributed to relative performance - one standout was a non-index position in Hong Kong-listed casino operator Galaxy Entertainment Group, a beneficiary of the dynamic growth of tourism in Macau, China's coastal gaming hotspot. I reduced this position to lock in profits. Elsewhere, large underweightings in materials and energy had a positive impact on the fund's relative results. In energy, the fund was helped by not owning Petroleo Brasileiro - commonly known as Petrobras - Brazil's largest integrated oil and gas company and a weak performer in the index. Conversely, stock selection had a meaningfully negative impact in several groups, including media, automobiles & components, and commercial & professional services. At the stock level, the biggest detractor was BR Malls Participacoes, a Brazilian shopping mall manager. Disappointing economic growth and consumer spending in that nation hampered the stock. However, I thought we'd seen the worst and added to this position. Golden Eagle Retail Group, a China-based chain of department stores, also disappointed me, and I sold this stock. Overweighting South Korean electronics giant Samsung Electronics, the fund's largest holding, detracted as well.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2013 to December 31, 2013).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio B	Beginning Account Value July 1, 2013	Ending Account Value December 31, 2013	Expenses Paid During Period* July 1, 2013 to December 31, 2013
Initial Class	1.10%
Actual		$ 1,000.00	$ 1,084.30	$ 5.78
HypotheticalA		$ 1,000.00	$ 1,019.66	$ 5.60
Service Class	1.20%
Actual		$ 1,000.00	$ 1,084.10	$ 6.30
HypotheticalA		$ 1,000.00	$ 1,019.16	$ 6.11
Service Class 2	1.35%
Actual		$ 1,000.00	$ 1,084.00	$ 7.09
HypotheticalA		$ 1,000.00	$ 1,018.40	$ 6.87
Initial Class R	1.10%
Actual		$ 1,000.00	$ 1,085.40	$ 5.78
HypotheticalA		$ 1,000.00	$ 1,019.66	$ 5.60
Service Class 2R	1.35%
Actual		$ 1,000.00	$ 1,083.50	$ 7.09
HypotheticalA		$ 1,000.00	$ 1,018.40	$ 6.87
Investor Class R	1.18%
Actual		$ 1,000.00	$ 1,083.80	$ 6.20
HypotheticalA		$ 1,000.00	$ 1,019.26	$ 6.01

A 5% return per year before expenses

B Annualized expense ratio reflects expenses net of applicable fee waivers.

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Geographic Diversification (% of fund's net assets)
As of December 31, 2013
Brazil	11.6%
India	10.1%
Korea (South)	8.9%
Cayman Islands	8.0%
South Africa	7.8%
Mexico	5.4%
United Kingdom	5.0%
Indonesia	4.6%
China	4.1%
Other*	34.5%

* Includes Short-Term Investments and Net Other Assets (Liabilities)
Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.
As of June 30, 2013
Brazil	12.4%
India	9.1%
Cayman Islands	8.5%
Korea (South)	8.4%
South Africa	6.9%
Mexico	6.5%
Indonesia	6.5%
United States of America*	6.5%
Philippines	3.2%
Other	32.0%

* Includes Short-Term Investments and Net Other Assets (Liabilities)
Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.
Asset Allocation as of December 31, 2013
	% of fund's net assets	% of fund's net assets 6 months ago
Stocks	100.3	97.8
Short-Term Investments and Net Other Assets (Liabilities)	(0.3)	2.2
Top Ten Stocks as of December 31, 2013
	% of fund's net assets	% of fund's net assets 6 months ago
Samsung Electronics Co. Ltd. (Korea (South), Semiconductors & Semiconductor Equipment)	4.6	4.5
Taiwan Semiconductor Manufacturing Co. Ltd. (Taiwan, Semiconductors & Semiconductor Equipment)	2.7	2.9
Tencent Holdings Ltd. (Cayman Islands, Internet Software & Services)	2.0	1.5
Naspers Ltd. Class N (South Africa, Media)	1.5	1.2
Hyundai Motor Co. (Korea (South), Automobiles)	1.4	1.5
Sberbank (Savings Bank of the Russian Federation) (Russia, Commercial Banks)	1.4	1.3
Ambev SA sponsored ADR (Brazil, Beverages)	1.3	1.3
Itau Unibanco Holding SA sponsored ADR (Brazil, Commercial Banks)	1.3	1.4
MTN Group Ltd. (South Africa, Wireless Telecommunication Services)	1.2	0.0
Banco Bradesco SA (PN) sponsored ADR (Brazil, Commercial Banks)	1.2	0.0
	18.6
Market Sectors as of December 31, 2013
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	24.9	22.4
Consumer Discretionary	21.0	19.3
Information Technology	16.6	16.0
Industrials	12.0	13.4
Consumer Staples	11.5	13.4
Materials	5.4	5.0
Health Care	3.6	3.9
Energy	2.5	3.5
Telecommunication Services	2.1	0.4
Utilities	0.7	0.5

Annual Report

Investments December 31, 2013

Showing Percentage of Net Assets

Common Stocks - 95.2%
	Shares	Value
Australia - 0.4%
Fortescue Metals Group Ltd.	100,046	$ 519,907
Bailiwick of Jersey - 0.4%
WPP PLC	23,500	537,025
Bermuda - 1.3%
Brilliance China Automotive Holdings Ltd.	413,000	673,216
Cosan Ltd. Class A	13,258	181,900
Credicorp Ltd.	6,336	840,977
TOTAL BERMUDA		1,696,093
Brazil - 7.2%
Anhanguera Educacional Participacoes SA	94,400	601,555
BB Seguridade Participacoes SA	71,900	753,377
BR Malls Participacoes SA	84,300	614,708
BTG Pactual Participations Ltd. unit	41,700	487,587
CCR SA	99,900	759,224
Cetip SA - Mercados Organizado	43,000	445,042
Cielo SA	32,980	925,982
Iguatemi Empresa de Shopping Centers SA	59,200	564,604
Localiza Rent A Car SA	39,510	562,351
Multiplan Empreendimentos Imobiliarios SA	27,000	576,211
Odontoprev SA	131,900	554,518
Qualicorp SA (a)	60,900	586,026
Souza Cruz SA	70,200	723,855
Ultrapar Participacoes SA	33,400	799,215
Weg SA	40,900	545,052
TOTAL BRAZIL		9,499,307
British Virgin Islands - 0.5%
Mail.Ru Group Ltd. GDR (e)	14,800	660,080
Cayman Islands - 8.0%
51job, Inc. sponsored ADR (a)	7,024	547,170
Baidu.com, Inc. sponsored ADR (a)	3,657	650,507
Baoxin Auto Group Ltd.	521,000	505,930
Bitauto Holdings Ltd. ADR (a)	14,310	457,348
Cimc Enric Holdings Ltd.	322,000	519,067
ENN Energy Holdings Ltd.	116,000	857,924
Eurasia Drilling Co. Ltd. GDR (Reg. S)	12,053	542,385
Geely Automobile Holdings Ltd.	1,060,000	512,619
Greatview Aseptic Pack Co. Ltd.	859,000	507,360
Haitian International Holdings Ltd.	217,000	490,288
Lifestyle International Holdings Ltd.	18,000	33,334
New Oriental Education & Technology Group, Inc. sponsored ADR	16,900	532,350
Sands China Ltd.	65,600	535,930
Shenzhou International Group Holdings Ltd.	154,000	577,925

	Shares	Value
SouFun Holdings Ltd. ADR	7,170	$ 590,880
Tencent Holdings Ltd.	41,800	2,666,170
TOTAL CAYMAN ISLANDS		10,527,187
China - 4.1%
China Merchants Bank Co. Ltd. (H Shares)	447,610	953,602
China Minsheng Banking Corp. Ltd. (H Shares)	574,000	637,342
China Pacific Insurance Group Co. Ltd. (H Shares)	244,800	959,715
Great Wall Motor Co. Ltd. (H Shares)	106,000	585,069
PICC Property & Casualty Co. Ltd. (H Shares) (a)	395,300	586,249
Ping An Insurance (Group) Co. of China Ltd. (H Shares)	133,500	1,195,669
Travelsky Technology Ltd. (H Shares)	532,000	524,844
TOTAL CHINA		5,442,490
Colombia - 0.9%
Cemex Latam Holdings SA (a)	70,088	537,463
Grupo de Inversiones Suramerica SA	36,115	630,609
TOTAL COLOMBIA		1,168,072
Denmark - 0.4%
Novo Nordisk A/S Series B sponsored ADR	2,600	480,376
Finland - 0.3%
Kone Oyj (B Shares) (d)	10,400	469,279
France - 1.1%
Bureau Veritas SA	15,800	461,783
LVMH Moet Hennessy - Louis Vuitton SA	2,947	537,585
Pernod Ricard SA	4,584	522,217
TOTAL FRANCE		1,521,585
Greece - 1.2%
Folli Follie SA (a)	16,848	542,360
Greek Organization of Football Prognostics SA	39,100	520,148
Jumbo SA (a)	30,500	486,723
TOTAL GREECE		1,549,231
Hong Kong - 1.2%
AIA Group Ltd.	110,800	555,836
Far East Horizon Ltd.	581,000	496,761
Galaxy Entertainment Group Ltd. (a)	60,000	538,153
TOTAL HONG KONG		1,590,750
India - 10.1%
Axis Bank Ltd.	28,824	605,728
Bajaj Auto Ltd.	19,236	594,391
Exide Industries Ltd.	192,513	383,220
Grasim Industries Ltd. sponsored GDR	8,736	383,336
HCL Technologies Ltd.	29,584	603,999
HDFC Bank Ltd.	109,435	1,201,886
Common Stocks - continued
	Shares	Value
India - continued
Housing Development Finance Corp. Ltd.	94,780	$ 1,217,932
ITC Ltd.	183,409	954,563
Larsen & Toubro Ltd.	42,226	730,795
Lupin Ltd.	31,836	493,241
Mahindra & Mahindra Ltd.	43,864	669,735
Maruti Suzuki India Ltd.	16,504	470,754
Mundra Port and SEZ Ltd.	195,572	491,460
Sun Pharmaceutical Industries Ltd.	76,894	705,587
Sun TV Ltd.	89,341	549,424
Tata Consultancy Services Ltd.	32,027	1,124,907
Tata Motors Ltd.	110,604	676,635
Titan Co. Ltd.	148,755	553,852
Yes Bank Ltd.	83,429	499,441
Zee Entertainment Enterprises Ltd.	111,910	500,555
TOTAL INDIA		13,411,441
Indonesia - 4.6%
PT ACE Hardware Indonesia Tbk	9,578,000	464,989
PT Bank Central Asia Tbk	960,000	759,413
PT Bank Rakyat Indonesia Tbk	1,258,140	752,014
PT Global Mediacom Tbk	3,430,500	536,134
PT Gudang Garam Tbk	176,500	610,461
PT Indocement Tunggal Prakarsa Tbk	343,000	565,009
PT Jasa Marga Tbk	1,211,000	470,896
PT Kalbe Farma Tbk	4,774,000	491,728
PT Media Nusantara Citra Tbk	1,822,500	394,800
PT Semen Gresik (Persero) Tbk	532,000	620,366
PT Surya Citra Media Tbk	2,087,500	450,422
TOTAL INDONESIA		6,116,232
Italy - 0.8%
Pirelli & C SpA	28,612	495,168
Prada SpA	57,500	511,652
TOTAL ITALY		1,006,820
Japan - 0.3%
Japan Tobacco, Inc. (f)	12,300	400,227
Kenya - 0.4%
Safaricom Ltd.	4,350,700	546,988
Korea (South) - 8.9%
Grand Korea Leisure Co. Ltd.	10,610	406,018
Hyundai Mobis	4,070	1,131,492
Hyundai Motor Co.	8,411	1,884,203
Hyundai Wia Corp.	2,732	491,681
LG Household & Health Care Ltd.	1,266	657,148
Naver Corp.	1,487	1,019,761
Samsung Electronics Co. Ltd.	4,698	6,105,422
TOTAL KOREA (SOUTH)		11,695,725
Luxembourg - 0.3%
Brait SA	93,900	469,410

	Shares	Value
Malaysia - 0.5%
Public Bank Bhd	114,900	$ 679,902
Mexico - 5.4%
Banregio Grupo Financiero S.A.B. de CV	83,877	502,503
Fomento Economico Mexicano S.A.B. de CV unit	120,800	1,178,821
Gruma S.A.B. de CV Series B (a)	73,373	559,550
Grupo Aeroportuario del Pacifico SA de CV Series B	99,300	535,104
Grupo Aeroportuario del Sureste SA de CV Series B	48,400	609,966
Grupo Financiero Banorte S.A.B. de CV Series O	157,700	1,112,299
Grupo Financiero Interacciones SA de CV	6,537	30,856
Grupo Televisa SA de CV	182,600	1,109,454
Kimberly-Clark de Mexico SA de CV Series A	218,500	625,497
Megacable Holdings S.A.B. de CV unit	45,169	153,994
Mexichem S.A.B. de CV (d)	158,480	657,760
TOTAL MEXICO		7,075,804
Netherlands - 0.5%
Yandex NV (a)	14,604	630,163
Nigeria - 0.8%
Dangote Cement PLC	326,946	447,627
Guaranty Trust Bank PLC GDR (Reg. S)	76,133	624,291
TOTAL NIGERIA		1,071,918
Panama - 0.4%
Copa Holdings SA Class A	3,500	560,385
Philippines - 3.3%
Alliance Global Group, Inc.	971,100	564,288
DMCI Holdings, Inc.	407,520	513,989
GT Capital Holdings, Inc. (a)	23,520	408,951
LT Group, Inc.	1,711,300	595,101
Metropolitan Bank & Trust Co.	318,875	542,590
Security Bank Corp.	233,672	608,389
SM Investments Corp.	35,875	574,485
SM Prime Holdings, Inc.	1,722,300	569,445
TOTAL PHILIPPINES		4,377,238
Poland - 0.1%
Eurocash SA	5,950	93,926
Russia - 4.1%
Alrosa Co. Ltd. (a)	397,000	422,456
Magnit OJSC GDR (Reg. S)	16,900	1,118,780
Moscow Exchange MICEX-RTS OAO	206,300	406,127
NOVATEK OAO GDR (Reg. S)	7,214	987,597
Sberbank (Savings Bank of the Russian Federation)	582,500	1,789,597
Sistema JSFC	489,700	665,817
TOTAL RUSSIA		5,390,374
Common Stocks - continued
	Shares	Value
South Africa - 7.8%
Aspen Pharmacare Holdings Ltd.	30,784	$ 788,587
Bidvest Group Ltd.	30,000	767,445
Capitec Bank Holdings Ltd.	22,436	445,448
Clicks Group Ltd.	88,664	530,716
Discovery Holdings Ltd.	80,437	647,943
Imperial Holdings Ltd.	33,038	638,115
Life Healthcare Group Holdings Ltd.	165,972	662,306
Mr Price Group Ltd.	43,613	680,762
MTN Group Ltd.	79,900	1,652,993
Nampak Ltd.	171,557	670,528
Naspers Ltd. Class N	18,568	1,940,011
Shoprite Holdings Ltd.	48,027	750,851
Wilson Bayly Holmes-Ovcon Ltd.	6,531	90,899
TOTAL SOUTH AFRICA		10,266,604
Sweden - 0.7%
Atlas Copco AB (A Shares)	16,400	454,631
Investment AB Kinnevik (B Shares)	10,136	469,463
TOTAL SWEDEN		924,094
Switzerland - 1.9%
Compagnie Financiere Richemont SA Series A	5,456	543,123
Schindler Holding AG (Reg.)	3,470	511,913
SGS SA (Reg.)	200	460,064
Swatch Group AG (Bearer)	820	541,887
Syngenta AG (Switzerland)	1,261	502,757
TOTAL SWITZERLAND		2,559,744
Taiwan - 3.0%
Merida Industry Co. Ltd.	64,000	464,475
Taiwan Semiconductor Manufacturing Co. Ltd.	1,006,000	3,548,812
TOTAL TAIWAN		4,013,287
Thailand - 1.7%
Airports of Thailand PCL (For. Reg.)	93,800	454,036
BEC World PCL (For. Reg.)	348,700	537,540
Kasikornbank PCL (For. Reg.)	160,400	779,005
Minor International PCL (For. Reg.)	755,700	477,917
TOTAL THAILAND		2,248,498
Togo - 0.4%
Ecobank Transnational, Inc.	5,091,904	515,716
Turkey - 3.5%
Anadolu Hayat Sigorta AS	137,930	337,604
Coca-Cola Icecek A/S	24,115	580,713
Enka Insaat ve Sanayi A/S	203,475	569,995
Koc Holding A/S	160,000	655,188
TAV Havalimanlari Holding A/S	78,000	560,772
Tofas Turk Otomobil Fabrikasi A/S	83,830	522,718

	Shares	Value
Tupras Turkiye Petrol Rafinelleri A/S	31,000	$ 618,846
Turkiye Garanti Bankasi A/S	233,000	754,621
TOTAL TURKEY		4,600,457
United Kingdom - 5.0%
Aberdeen Asset Management PLC	66,372	549,544
British American Tobacco PLC (United Kingdom)	9,800	526,006
Burberry Group PLC	22,300	559,824
Diageo PLC	16,942	561,434
InterContinental Hotel Group PLC	15,738	524,963
Intertek Group PLC	9,842	513,057
Johnson Matthey PLC	7,884	428,221
Meggitt PLC	49,200	429,769
Mondi PLC	21,900	379,335
Prudential PLC	25,548	570,845
Rolls-Royce Group PLC	25,700	542,613
Standard Chartered PLC (United Kingdom)	24,340	548,159
The Weir Group PLC	11,800	416,597
TOTAL UNITED KINGDOM		6,550,367
United States of America - 3.7%
Colgate-Palmolive Co.	8,000	521,680
Cummins, Inc.	3,000	422,910
FMC Corp.	7,400	558,404
Google, Inc. Class A (a)	550	616,391
MasterCard, Inc. Class A	780	651,659
Mead Johnson Nutrition Co. Class A	6,042	506,078
Philip Morris International, Inc.	5,800	505,354
Visa, Inc. Class A	2,700	601,236
Yahoo!, Inc. (a)	12,700	513,588
TOTAL UNITED STATES OF AMERICA		4,897,300
TOTAL COMMON STOCKS (Cost $109,529,329)		125,764,002
Nonconvertible Preferred Stocks - 5.1%

Brazil - 4.4%
Ambev SA sponsored ADR	236,290	1,736,732
Banco Bradesco SA (PN) sponsored ADR	130,368	1,633,511
Companhia Brasileira de Distribuicao Grupo Pao de Acucar sponsored ADR (d)	16,400	732,588
Itau Unibanco Holding SA sponsored ADR	122,508	1,662,434
TOTAL BRAZIL		5,765,265
Colombia - 0.4%
Grupo Aval Acciones y Valores SA	716,982	473,654
Germany - 0.3%
Porsche Automobil Holding SE (Germany)	4,300	447,567
Nonconvertible Preferred Stocks - continued
	Shares	Value
United Kingdom - 0.0%
Rolls-Royce Group PLC Series C	2,003,800	$ 3,318
TOTAL NONCONVERTIBLE PREFERRED STOCKS (Cost $7,049,948)		6,689,804
Money Market Funds - 2.2%

Fidelity Cash Central Fund, 0.11% (b)	1,503,718	1,503,718
Fidelity Securities Lending Cash Central Fund, 0.11% (b)(c)	1,417,114	1,417,114
TOTAL MONEY MARKET FUNDS (Cost $2,920,832)		2,920,832
TOTAL INVESTMENT PORTFOLIO - 102.5% (Cost $119,500,109)		135,374,638
NET OTHER ASSETS (LIABILITIES) - (2.5)%		(3,332,872)
NET ASSETS - 100%		$ 132,041,766
Legend
(a) Non-income producing

(b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.

(e) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $660,080 or 0.5% of net assets.

(f) Security or a portion of the security purchased on a delayed delivery or when-issued basis.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 1,647
Fidelity Securities Lending Cash Central Fund	11,992
Total	$ 13,639
Other Information
Categorizations in the Schedule of Investments are based on country or territory of incorporation.

The following is a summary of the inputs used, as of December 31, 2013, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the tables below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 28,027,397	$ 21,545,142	$ 6,482,255	$ -
Consumer Staples	14,992,298	9,806,447	5,185,851	-
Energy	3,129,943	2,330,728	799,215	-
Financials	32,467,010	23,316,660	9,150,350	-
Health Care	4,762,369	2,636,856	2,125,513	-
Industrials	16,258,789	12,322,160	3,936,629	-
Information Technology	21,891,749	17,416,955	4,474,794	-
Materials	7,200,529	4,854,637	2,345,892	-
Telecommunication Services	2,865,798	2,865,798	-	-
Utilities	857,924	857,924	-	-
Money Market Funds	2,920,832	2,920,832	-	-
Total Investments in Securities:	$ 135,374,638	$ 100,874,139	$ 34,500,499	$ -

The following is a summary of transfers between Level 1 and Level 2 for the period ended December 31, 2013. Transfers are assumed to have occurred at the beginning of the period, and are primarily attributable to the valuation techniques used for foreign equity securities, as discussed in the accompanying Notes to Financial Statements:

Transfers	Total
Level 1 to Level 2	$ 2,696,464
Level 2 to Level 1	$ 25,358,999

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	December 31, 2013

Assets
Investment in securities, at value (including securities loaned of $1,354,731) - See accompanying schedule: Unaffiliated issuers (cost $116,579,277)	$ 132,453,806
Fidelity Central Funds (cost $2,920,832)	2,920,832
Total Investments (cost $119,500,109)		$ 135,374,638
Cash		26,068
Foreign currency held at value (cost $204,391)		204,574
Receivable for investments sold		1,759,740
Receivable for fund shares sold		57,117
Dividends receivable		207,261
Distributions receivable from Fidelity Central Funds		1,093
Prepaid expenses		262
Other receivables		539
Total assets		137,631,292

Liabilities
Payable for investments purchased
Regular delivery	$ 901,529
Delayed delivery	399,473
Payable for fund shares redeemed	2,555,105
Accrued management fee	86,302
Distribution and service plan fees payable	1,663
Other affiliated payables	16,188
Other payables and accrued expenses	212,152
Collateral on securities loaned, at value	1,417,114
Total liabilities		5,589,526

Net Assets		$ 132,041,766
Net Assets consist of:
Paid in capital		$ 120,872,834
Distributions in excess of net investment income		(47,249)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(4,513,851)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		15,730,032
Net Assets		$ 132,041,766

Statement of Assets and Liabilities - continued

December 31, 2013

Initial Class: Net Asset Value, offering price and redemption price per share ($60,923,869 ÷ 6,759,613 shares)	$ 9.01

Service Class: Net Asset Value, offering price and redemption price per share ($83,548 ÷ 9,240 shares)	$ 9.04

Service Class 2: Net Asset Value, offering price and redemption price per share ($6,517,373 ÷ 721,993 shares)	$ 9.03

Initial Class R: Net Asset Value, offering price and redemption price per share ($9,672,168 ÷ 1,072,785 shares)	$ 9.02

Service Class 2R: Net Asset Value, offering price and redemption price per share ($83,374 ÷ 9,195 shares)	$ 9.07

Investor Class R: Net Asset Value, offering price and redemption price per share ($54,761,434 ÷ 6,099,755 shares)	$ 8.98

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended December 31, 2013

Investment Income
Dividends		$ 2,320,980
Income from Fidelity Central Funds		13,639
Income before foreign taxes withheld		2,334,619
Less foreign taxes withheld		(186,555)
Total income		2,148,064

Expenses
Management fee	$ 901,982
Transfer agent fees	124,921
Distribution and service plan fees	13,330
Accounting and security lending fees	58,342
Custodian fees and expenses	133,290
Independent trustees' compensation	588
Audit	99,990
Legal	675
Interest	255
Miscellaneous	840
Total expenses before reductions	1,334,213
Expense reductions	(75,698)	1,258,515
Net investment income (loss)		889,549
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	3,104,976
Foreign currency transactions	(70,212)
Total net realized gain (loss)		3,034,764
Change in net unrealized appreciation (depreciation) on: Investment securities (net of increase in deferred foreign taxes of $139,215)	492,207
Assets and liabilities in foreign currencies	(4,808)
Total change in net unrealized appreciation (depreciation)		487,399
Net gain (loss)		3,522,163
Net increase (decrease) in net assets resulting from operations		$ 4,411,712

Statement of Changes in Net Assets

	Year ended December 31, 2013	Year ended December 31, 2012
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 889,549	$ 1,294,334
Net realized gain (loss)	3,034,764	(56,334)
Change in net unrealized appreciation (depreciation)	487,399	11,501,487
Net increase (decrease) in net assets resulting from operations	4,411,712	12,739,487
Distributions to shareholders from net investment income	(882,874)	(1,007,988)
Distributions to shareholders from net realized gain	(111,840)	(91,285)
Distributions to shareholders from tax return of capital	-	(106,326)
Total distributions	(994,714)	(1,205,599)
Share transactions - net increase (decrease)	21,113,394	7,291,850
Redemption fees	13,883	6,318
Total increase (decrease) in net assets	24,544,275	18,832,056

Net Assets
Beginning of period	107,497,491	88,665,435
End of period (including distributions in excess of net investment income of $47,249 and distributions in excess of net investment income of $2,861, respectively)	$ 132,041,766	$ 107,497,491

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Initial Class

Years ended December 31,	2013	2012	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 8.75	$ 7.74	$ 9.91	$ 8.51	$ 4.88
Income from Investment Operations
Net investment income (loss) C	.07	.11	.13	.09	.04
Net realized and unrealized gain (loss)	.27	1.00	(2.22)	1.43	3.64
Total from investment operations	.34	1.11	(2.09)	1.52	3.68
Distributions from net investment income	(.07)	(.08)	(.09)	(.08)	(.02)
Distributions from net realized gain	(.01)	(.01)	-	(.04)	(.03)
Tax return of capital	-	(.01)	-	-	-
Total distributions	(.08)	(.10)	(.09)	(.12)	(.05)
Redemption fees added to paid in capital C	- G	- G	.01	- G	- G
Net asset value, end of period	$ 9.01	$ 8.75	$ 7.74	$ 9.91	$ 8.51
Total Return A,B	3.85%	14.37%	(21.01)%	17.89%	75.40%
Ratios to Average Net Assets D,F
Expenses before reductions	1.14%	1.38%	1.31%	1.33%	2.85%
Expenses net of fee waivers, if any	1.10%	1.10%	1.10%	1.10%	1.10%
Expenses net of all reductions	1.07%	1.05%	1.02%	1.04%	1.02%
Net investment income (loss)	.84%	1.36%	1.46%	1.05%	.60%
Supplemental Data
Net assets, end of period (000 omitted)	$ 60,924	$ 44,979	$ 29,478	$ 18,478	$ 250
Portfolio turnover rate E	110%	198%	151%	100%	70%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

Financial Highlights - Service Class

Years ended December 31,	2013	2012	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 8.77	$ 7.76	$ 9.94	$ 8.54	$ 4.88
Income from Investment Operations
Net investment income (loss) C	.07	.10	.12	.08	.03
Net realized and unrealized gain (loss)	.27	1.00	(2.23)	1.43	3.65
Total from investment operations	.34	1.10	(2.11)	1.51	3.68
Distributions from net investment income	(.06)	(.07)	(.08)	(.07)	- G
Distributions from net realized gain	(.01)	(.01)	-	(.04)	(.02)
Tax return of capital	-	(.01)	-	-	-
Total distributions	(.07)	(.09)	(.08)	(.11)	(.02)
Redemption fees added to paid in capital C	- G	- G	.01	- G	- G
Net asset value, end of period	$ 9.04	$ 8.77	$ 7.76	$ 9.94	$ 8.54
Total Return A,B	3.84%	14.22%	(21.15)%	17.70%	75.49%
Ratios to Average Net Assets D,F
Expenses before reductions	1.23%	1.47%	1.40%	1.48%	3.02%
Expenses net of fee waivers, if any	1.20%	1.20%	1.20%	1.20%	1.20%
Expenses net of all reductions	1.18%	1.15%	1.12%	1.14%	1.12%
Net investment income (loss)	.74%	1.26%	1.35%	.95%	.50%
Supplemental Data
Net assets, end of period (000 omitted)	$ 84	$ 83	$ 72	$ 102	$ 118
Portfolio turnover rate E	110%	198%	151%	100%	70%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Service Class 2

Years ended December 31,	2013	2012	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 8.77	$ 7.76	$ 9.95	$ 8.56	$ 4.88
Income from Investment Operations
Net investment income (loss) C	.05	.09	.11	.07	.02
Net realized and unrealized gain (loss)	.27	1.00	(2.24)	1.43	3.66
Total from investment operations	.32	1.09	(2.13)	1.50	3.68
Distributions from net investment income	(.06)	(.06)	(.07)	(.07)	-
Distributions from net realized gain	(.01)	(.01)	-	(.04)	-
Tax return of capital	-	(.01)	-	-	-
Total distributions	(.06) H	(.08)	(.07)	(.11)	-
Redemption fees added to paid in capital C	- G	- G	.01	- G	- G
Net asset value, end of period	$ 9.03	$ 8.77	$ 7.76	$ 9.95	$ 8.56
Total Return A,B	3.70%	14.10%	(21.30)%	17.57%	75.41%
Ratios to Average Net Assets D,F
Expenses before reductions	1.38%	1.63%	1.54%	1.59%	3.17%
Expenses net of fee waivers, if any	1.35%	1.35%	1.35%	1.35%	1.35%
Expenses net of all reductions	1.32%	1.30%	1.27%	1.30%	1.27%
Net investment income (loss)	.59%	1.11%	1.21%	.80%	.35%
Supplemental Data
Net assets, end of period (000 omitted)	$ 6,517	$ 4,042	$ 2,249	$ 1,348	$ 117
Portfolio turnover rate E	110%	198%	151%	100%	70%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

H Total distributions of $.06 per share is comprised of distributions from net investment income of $.055 and distributions from net realized gain of $.008 per share.

Financial Highlights - Initial Class R

Years ended December 31,	2013	2012	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 8.75	$ 7.74	$ 9.92	$ 8.51	$ 4.88
Income from Investment Operations
Net investment income (loss) C	.07	.11	.14	.09	.04
Net realized and unrealized gain (loss)	.27	1.00	(2.24)	1.44	3.63
Total from investment operations	.34	1.11	(2.10)	1.53	3.67
Distributions from net investment income	(.07)	(.08)	(.09)	(.08)	(.02)
Distributions from net realized gain	(.01)	(.01)	-	(.04)	(.03)
Tax return of capital	-	(.01)	-	-	-
Total distributions	(.07) H	(.10)	(.09)	(.12)	(.05)
Redemption fees added to paid in capital C	- G	- G	.01	- G	.01
Net asset value, end of period	$ 9.02	$ 8.75	$ 7.74	$ 9.92	$ 8.51
Total Return A,B	3.95%	14.37%	(21.09)%	18.01%	75.40%
Ratios to Average Net Assets D,F
Expenses before reductions	1.15%	1.37%	1.30%	1.35%	2.03%
Expenses net of fee waivers, if any	1.10%	1.10%	1.10%	1.10%	1.10%
Expenses net of all reductions	1.08%	1.05%	1.02%	1.04%	1.02%
Net investment income (loss)	.84%	1.36%	1.46%	1.05%	.60%
Supplemental Data
Net assets, end of period (000 omitted)	$ 9,672	$ 11,344	$ 14,870	$ 30,649	$ 31,314
Portfolio turnover rate E	110%	198%	151%	100%	70%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

H Total distributions of $.07 per share is comprised of distributions from net investment income of $.066 and distributions from net realized gain of $.008 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Service Class 2R

Years ended December 31,	2013	2012	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 8.80	$ 7.79	$ 9.97	$ 8.56	$ 4.88
Income from Investment Operations
Net investment income (loss) C	.05	.09	.11	.07	.02
Net realized and unrealized gain (loss)	.27	1.00	(2.24)	1.43	3.66
Total from investment operations	.32	1.09	(2.13)	1.50	3.68
Distributions from net investment income	(.04)	(.06)	(.06)	(.06)	-
Distributions from net realized gain	(.01)	(.01)	-	(.04)	-
Tax return of capital	-	(.01)	-	-	-
Total distributions	(.05)	(.08)	(.06)	(.09) H	-
Redemption fees added to paid in capital C	- G	- G	.01	- G	- G
Net asset value, end of period	$ 9.07	$ 8.80	$ 7.79	$ 9.97	$ 8.56
Total Return A,B	3.67%	14.00%	(21.24)%	17.60%	75.41%
Ratios to Average Net Assets D,F
Expenses before reductions	1.38%	1.62%	1.56%	1.63%	3.17%
Expenses net of fee waivers, if any	1.35%	1.35%	1.35%	1.35%	1.35%
Expenses net of all reductions	1.33%	1.30%	1.27%	1.29%	1.27%
Net investment income (loss)	.59%	1.10%	1.20%	.80%	.35%
Supplemental Data
Net assets, end of period (000 omitted)	$ 83	$ 82	$ 72	$ 102	$ 117
Portfolio turnover rate E	110%	198%	151%	100%	70%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

H Total distributions of $.09 per share is comprised of distributions from net investment income of $.056 and distributions from net realized gain of $.037 per share.

Financial Highlights - Investor Class R

Years ended December 31,	2013	2012	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 8.71	$ 7.72	$ 9.89	$ 8.50	$ 4.87
Income from Investment Operations
Net investment income (loss) C	.07	.11	.13	.08	.04
Net realized and unrealized gain (loss)	.27	.98	(2.22)	1.43	3.63
Total from investment operations	.34	1.09	(2.09)	1.51	3.67
Distributions from net investment income	(.06)	(.08)	(.09)	(.08)	(.02)
Distributions from net realized gain	(.01)	(.01)	-	(.04)	(.03)
Tax return of capital	-	(.01)	-	-	-
Total distributions	(.07)	(.10)	(.09)	(.12)	(.05)
Redemption fees added to paid in capital C	- G	- G	.01	- G	.01
Net asset value, end of period	$ 8.98	$ 8.71	$ 7.72	$ 9.89	$ 8.50
Total Return A,B	3.90%	14.14%	(21.05)%	17.79%	75.56%
Ratios to Average Net Assets D,F
Expenses before reductions	1.22%	1.46%	1.38%	1.42%	2.07%
Expenses net of fee waivers, if any	1.18%	1.18%	1.18%	1.18%	1.18%
Expenses net of all reductions	1.15%	1.13%	1.10%	1.12%	1.10%
Net investment income (loss)	.76%	1.28%	1.37%	.97%	.52%
Supplemental Data
Net assets, end of period (000 omitted)	$ 54,761	$ 46,967	$ 41,924	$ 53,089	$ 40,070
Portfolio turnover rate E	110%	198%	151%	100%	70%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended December 31, 2013

1. Organization.

VIP Emerging Markets Portfolio (the Fund) is a fund of Variable Insurance Products Fund II (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Shares of the Fund may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts. The Fund offers the following classes of shares: Initial Class shares, Service Class shares, Service Class 2 shares, Initial Class R shares, Service Class 2R shares, and Investor Class R shares. All classes have equal rights and voting privileges, except for matters affecting a single class. The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. In accordance with valuation policies and procedures approved by the Board of Trustees (the Board), the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Fidelity Management & Research Company (FMR) Fair Value Committee (the Committee), in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and is responsible for approving and reporting to the Board all fair value determinations.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Annual Report

3. Significant Accounting Policies - continued

Investment Valuation - continued

Investments in open-end mutual funds , including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of December 31, 2013, including information on transfers between Levels 1 and 2, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of December 31, 2013, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on capital gains by certain countries in which it invests. An estimated deferred tax liability for net unrealized appreciation on the applicable securities is included in Other payables and accrued expenses on the Statement of Assets & Liabilities.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, certain foreign taxes, passive foreign investment companies (PFIC), capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 19,726,488
Gross unrealized depreciation	(4,666,734)
Net unrealized appreciation (depreciation) on securities and other investments	$ 15,059,754

Tax Cost	$ 120,314,884

The tax-based components of distributable earnings as of period end were as follows:

Capital loss carryforward	$ (3,143,603)
Net unrealized appreciation (depreciation)	$ 15,054,472

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

Fiscal year of expiration
2016	$ (319,346)
2017	(2,824,257)
Total capital loss carryforward	$ (3,143,603)

The tax character of distributions paid was as follows:

	December 31, 2013	December 31, 2012
Ordinary Income	$ 994,714	$ 1,099,273
Tax Return of Capital	-	106,326
Total	$ 994,714	$ 1,205,599

Trading (Redemption) Fees. Initial Class R shares, Service Class 2R shares and Investor Class R shares held by investors less than 60 days may be subject to a redemption fee equal to 1% of the NAV of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

Delayed Delivery Transactions and When-Issued Securities. During the period, the Fund transacted in securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The securities purchased on a delayed delivery or when-issued basis are identified as such in the Fund's Schedule of Investments. With respect to purchase commitments, the Fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $145,093,363 and $122,713,326, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .55% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is

Annual Report

5. Fees and Other Transactions with Affiliates - continued

Management Fee - continued

based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .80% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate 12b-1 Plans for each Service Class of shares. Each Service Class pays Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, a service fee. For the period, the service fee is based on an annual rate of .10% of Service Class' average net assets and .25% of Service Class 2's and Service Class 2R's average net assets.

For the period, total fees, all of which were re-allowed to insurance companies for the distribution of shares and providing shareholder support services were as follows:

Service Class	$ 83
Service Class 2	13,040
Service Class 2 R	207
$ 13,330

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of the investment adviser, is the Fund's transfer, dividend disbursing, and shareholder servicing agent. FIIOC receives an asset-based fee with respect to each class. Each class (with the exception of Investor Class R) pays a transfer agent fee, excluding out of pocket expenses, equal to an annual rate of .07% of average net assets. Investor Class R pays a monthly asset-based transfer agent fee of .15% of average net assets. In addition, FIIOC receives an asset-based fee of ..0035% of average net assets for typesetting, printing and mailing of shareholder reports, except proxy statements. FIIOC voluntarily agreed to reimburse or waive this fee for the period January 1, 2013 through December 31, 2013 (see Expense Reductions note). For the period, transfer agent fees for each class, including printing and out of pocket expenses, were as follows:

Initial Class	$ 36,579
Service Class	58
Service Class 2	3,623
Initial Class R	8,888
Service Class 2R	58
Investor Class R	75,715
$ 124,921

Effective February 1, 2014, the Board of Trustees approved an amendment to the transfer agent fee agreement whereby each class (with the exception of Investor Class R) pays a single fee of .07% of average net assets for transfer agent services, typesetting, printing and mailing of shareholder reports, excluding mailing of proxy statements and out of pocket expenses. Investor Class R pays a single fee of .15% of average net assets.

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $479 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with Fidelity Management & Research Company (FMR) or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 5,783,000.32%		$ 255

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay

Annual Report

Notes to Financial Statements - continued

6. Committed Line of Credit - continued

commitment fees on its pro-rata portion of the line of credit, which amounted to $234 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $11,992. During the period, there were no securities loaned to FCM.

8. Expense Reductions.

In addition to FIIOC reimbursing or waiving a portion of its transfer agent fees , the investment adviser voluntarily agreed to reimburse each class to the extent annual operating expenses exceeded certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, including commitment fees, are excluded from this reimbursement.

Expenses were reimbursed and/or waived for the following classes during the period:

	Expense Limitations	Reimbursement/Waiver
Initial Class	1.10%	$ 20,476
Service Class	1.20%	28
Service Class 2	1.35%	1,911
Initial Class R	1.10%	4,961
Service Class 2R	1.35%	28
Investor Class R	1.18%	19,968
		$ 47,372

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $28,326 for the period.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended December 31,	2013	2012
From net investment income
Initial Class	$ 407,624	$ 423,228
Service Class	527	707
Service Class 2	53,414	29,964
Initial Class R	71,589	107,482
Service Class 2R	404	581
Investor Class R	349,316	446,026
Total	$ 882,874	$ 1,007,988
From net realized gain
Initial Class	$ 48,671	$ 38,030
Service Class	74	70
Service Class 2	7,769	3,378
Initial Class R	8,677	9,658
Service Class 2R	74	70
Investor Class R	46,575	40,079
Total	$ 111,840	$ 91,285

Annual Report

9. Distributions to Shareholders - continued

Years ended December 31,	2013	2012
Tax Return of Capital
Initial Class	$ -	$ 44,296
Service Class	-	82
Service Class 2	-	3,935
Initial Class R	-	11,249
Service Class 2R	-	82
Investor Class R	-	46,682
Total	$ -	$ 106,326

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended December 31,	2013	2012	2013	2012
Initial Class
Shares sold	2,314,809	1,795,123	$ 20,504,643	$ 14,860,844
Reinvestment of distributions	51,734	58,922	456,295	505,554
Shares redeemed	(749,757)	(520,087)	(6,626,736)	(4,326,747)
Net increase (decrease)	1,616,786	1,333,958	$ 14,334,202	$ 11,039,651
Service Class
Reinvestment of distributions	68	100	$ 601	$ 858
Shares redeemed	(260)	-	(2,351)	-
Net increase (decrease)	(192)	100	$ (1,750)	$ 858
Service Class 2
Shares sold	595,640	205,197	$ 5,335,046	$ 1,709,550
Reinvestment of distributions	6,921	4,330	61,183	37,277
Shares redeemed	(341,472)	(38,252)	(3,074,549)	(320,023)
Net increase (decrease)	261,089	171,275	$ 2,321,680	$ 1,426,804
Initial Class R
Shares sold	369,430	305,108	$ 3,295,234	$ 2,561,953
Reinvestment of distributions	9,100	14,964	80,266	128,390
Shares redeemed	(602,524)	(944,184)	(5,333,441)	(7,798,843)
Net increase (decrease)	(223,994)	(624,112)	$ (1,957,941)	$ (5,108,500)
Service Class 2R
Reinvestment of distributions	54	85	$ 478	$ 733
Shares redeemed	(213)	-	(1,924)	-
Net increase (decrease)	(159)	85	$ (1,446)	$ 733
Investor Class R
Shares sold	2,065,057	1,502,832	$ 18,235,757	$ 12,517,464
Reinvestment of distributions	45,039	62,314	395,891	532,787
Shares redeemed	(1,401,329)	(1,607,620)	(12,212,999)	(13,117,947)
Net increase (decrease)	708,767	(42,474)	$ 6,418,649	$ (67,696)

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, VIP Freedom 2020 Portfolio was the owner of record of approximately 21% of the total outstanding shares of the fund. The VIP Freedom Funds and VIP Investor Freedom Funds were the owners of record, in the aggregate, of approximately 64% of the total outstanding shares of the Fund. In addition, the investment adviser or its affiliates were the owners of record of 30% of the total outstanding shares of the Fund.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Variable Insurance Products Fund II and Shareholders of VIP Emerging Markets Portfolio:

We have audited the accompanying statement of assets and liabilities of VIP Emerging Markets Portfolio (the Fund), a fund of Variable Insurance Products Fund II, including the schedule of investments, as of December 31, 2013, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2013, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of VIP Emerging Markets Portfolio as of December 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 14, 2014

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, Ned C. Lautenbach, Ronald P. O'Hanley, and William S. Stavropoulos, each of the Trustees oversees 173 funds. Mr. Curvey oversees 396 funds. Mr. Lautenbach, Mr. O'Hanley, and Mr. Stavropoulos each oversees 247 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity fund's valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of FMR's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
James C. Curvey (1935)
Year of Election or Appointment: 2007 Trustee Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity funds. Mr. Curvey is a Director of Fidelity Investments Money Management, Inc. (2009-present), Director of Fidelity Research & Analysis Co. (2009-present) and Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey was the Vice Chairman (2006-2007) and Director (2000-2007) of FMR Corp.

Ronald P. O'Hanley (1957)
Year of Election or Appointment: 2011 Trustee

Mr. O'Hanley also serves as Trustee of other Fidelity funds. He is Director of Fidelity SelectCo, LLC (2013-present), FMR Co., Inc. (2010-present), Director of Fidelity Investments Money Management, Inc. (2010-present), Director of Fidelity Research & Analysis Company (2010-present), President of Fidelity Asset Management and Corporate Services and a Member of Fidelity's Executive Committee (2010-present). Previously, Mr. O'Hanley served as President and Chief Executive Officer of BNY Mellon Asset Management (2007-2010). Mr. O'Hanley also served as Vice Chairman of Bank New York Mellon Corp. and a member of that firm's Executive Committee. Prior to the 2007 merger of The Bank of New York and Mellon Financial Corporation, he was Vice Chairman of Mellon Financial Corporation and President and Chief Executive Officer of Mellon Asset Management. He joined Mellon in February 1997. Mr. O'Hanley currently serves as Chairman of the Boston Public Library Foundation Board of Directors and sits on the Board of Directors of Beth Israel Deaconess Medical Center, the Board of Trustees of the Marine Biological Laboratory and the Advisory Board of the Maxwell School of Citizenship and Public Administration at Syracuse University. Mr. O'Hanley also chairs the Council on Asset Management for the Financial Services Roundtable and is a member of the Board of Directors of Institutional Investor's U.S. Institute.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Trustees and Officers - continued

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (1948)
Year of Election or Appointment: 2005 Trustee

Mr. Dirks also serves as Trustee of other Fidelity funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (1953)
Year of Election or Appointment: 2008 Trustee

Mr. Lacy also serves as Trustee of other Fidelity funds. Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes, 2010-present), Earth Fare, Inc. (retail grocery, 2012-present), The Hillman Companies, Inc. (hardware wholesalers, 2010-present), and Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for the Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (1944)
Year of Election or Appointment: 2000 Trustee Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity funds. Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (2012-present) and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (1944)
Year of Election or Appointment: 2008 Trustee

Mr. Mauriello also serves as Trustee of other Fidelity funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (1950)
Year of Election or Appointment: 2011 Trustee

Mr. Selander also serves as Trustee of other Fidelity funds. Previously, Mr. Selander served as a Member of the Advisory Board of other Fidelity funds (2011), and Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (1944)
Year of Election or Appointment: 2005 Trustee

Ms. Small also serves as Trustee of other Fidelity funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)
Year of Election or Appointment: 2001 Trustee Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and Maersk Inc. (industrial conglomerate), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)
Year of Election or Appointment: 2008 Trustee

Mr. Thomas also serves as Trustee of other Fidelity funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), and as a member of the Board of Directors of Interpublic Group of Companies, Inc. (marketing communication, 2004-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Member and Officers:

Correspondence intended for each officer and Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation
Peter S. Lynch (1944)
Year of Election or Appointment: 2003 Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Elizabeth Paige Baumann (1968)
Year of Election or Appointment: 2012 Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer of FMR LLC (2012-present) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

William C. Coffey (1969)
Year of Election or Appointment: 2009 Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)
Year of Election or Appointment: 2010 Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Adrien E. Deberghes (1967)
Year of Election or Appointment: 2008 Deputy Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (1969)
Year of Election or Appointment: 2010 Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Scott C. Goebel (1968)
Year of Election or Appointment: 2008 Secretary and Chief Legal Officer (CLO)

Mr. Goebel serves as Secretary and CLO of other funds. Mr. Goebel also serves as Secretary of Fidelity Investments Money Management, Inc. (FIMM) (2010-present) and Fidelity Research and Analysis Company (FRAC) (2010-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), and Fidelity Management & Research (U.K.) Inc. (2008-present). Previously, Mr. Goebel served as Secretary and CLO of other Fidelity funds (2008-2013), Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007). Mr. Goebel has been employed by FMR LLC or an affiliate since 2001.

Joseph A. Hanlon (1968)
Year of Election or Appointment: 2012 Chief Compliance Officer

Mr. Hanlon also serves as Chief Compliance Officer of other funds. Mr. Hanlon serves as Compliance Officer of FMR, FMR Co., Inc., Fidelity Investments Money Management, Inc. (FIMM), Fidelity Research and Analysis Company (FRAC), and Fidelity Management & Research (Hong Kong) (2009-present), as Senior Vice President of the Fidelity Asset Management Division (2009-present), and is an employee of Fidelity Investments. Previously, Mr. Hanlon served as Compliance Officer of Fidelity Management & Research (Japan) Inc. (2009-2013), Strategic Advisers, Inc. (2009-2013), and Fidelity Management & Research (U.K.) Inc. (2009-2013).

Bruce T. Herring (1965)
Year of Election or Appointment: 2006 Vice President of certain Equity Funds

Mr. Herring also serves as Vice President of other funds. He serves as Chief Investment Officer of Fidelity Global Asset Allocation (GAA) (2013-present), Group Chief Investment Officer of FMR, and President of Fidelity Research & Analysis Company (2010-present). Previously, Mr. Herring served as Chief Investment Officer and Director of Fidelity Management & Research (U.K.) Inc. (2010-2013), Vice President (2005-2006) and Senior Vice President (2006-2007) of Fidelity Management & Research Company, Vice President of FMR Co., Inc. (2001-2007), and as a portfolio manager for Fidelity U.S. Equity Funds.

Brian B. Hogan (1964)
Year of Election or Appointment: 2009 Vice President

Mr. Hogan also serves as Vice President of other funds. Mr. Hogan serves as President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Chris Maher (1972)
Year of Election or Appointment: 2013 Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of FMR's Program Management Group (2010-2013), and Vice President of Valuation Oversight (2008-2010).

Christine Reynolds (1958)
Year of Election or Appointment: 2008 Chief Financial Officer

Ms. Reynolds also serves as Chief Financial Officer of other funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Kenneth B. Robins (1969)
Year of Election or Appointment: 2008 President and Treasurer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (2013-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served in other fund officer roles.

Gary W. Ryan (1958)
Year of Election or Appointment: 2005 Assistant Treasurer

Mr. Ryan also serves as Assistant Treasurer of other funds. Mr. Ryan is an employee of Fidelity Investments and has served in other fund officer roles. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Stephen Sadoski (1971)
Year of Election or Appointment: 2012 Deputy Treasurer

Mr. Sadoski also serves as Deputy Treasurer of other funds. He is an employee of Fidelity Investments (2012-present) and has served in another fund officer role. Prior to joining Fidelity Investments, Mr. Sadoski served as an assistant chief accountant in the Division of Investment Management of the Securities and Exchange Commission (SEC) (2009-2012) and as a senior manager at Deloitte & Touche LLP (1997-2009).

Stacie M. Smith (1974)
Year of Election or Appointment: 2013 Deputy Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009).

Renee Stagnone (1975)
Year of Election or Appointment: 2013 Deputy Treasurer
Ms. Stagnone also serves as Deputy Treasurer of other funds. Ms. Stagnone is an employee of Fidelity Investments.
Joseph F. Zambello (1957)
Year of Election or Appointment: 2011 Deputy Treasurer

Mr. Zambello also serves as Deputy Treasurer of other funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of FMR's Program Management Group (2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Annual Report

Distributions (Unaudited)

Initial Class R designates 6%; Service Class 2R designates 9%; and Investor Class R designates 7% of the dividends distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
Initial Class R	12/13/2013	$0.086	$0.012
Service Class 2R	12/13/2013	$0.064	$0.012
Investor Class R	12/13/2013	$0.080	$0.012

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

VIP Emerging Markets Portfolio

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees, each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2013 meeting, the Board, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale exist and would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is a part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the investment adviser, Fidelity Management & Research Company (FMR), and the sub-advisers (together, the Investment Advisers) as it relates to the fund, including the backgrounds of the fund's investment personnel, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund.

Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of the Investment Advisers' investment staff, including its size, education, experience, and resources, as well as the Investment Advisers' approach to recruiting, training, managing, and compensating investment personnel. The Board noted that FMR has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board believes that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered the Investment Advisers' trading and risk management capabilities and resources, which are an integral part of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

Annual Report

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and to the support of the senior management team that oversees asset management; (ii) persisting in efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs for global and income-oriented solutions; (iv) continuing to launch dedicated lower cost underlying funds to meet portfolio construction needs related to expanding underlying fund options for Fidelity funds of funds, specifically for the Freedom Fund product lines; (v) rationalizing product lines and gaining increased efficiencies through the mergers of several funds into other funds; (vi) strengthening Fidelity's index fund offerings by reducing investment minimums and adopting or lowering existing expense caps for certain funds and classes; (vii) enhancing Global Asset Allocation product offerings by launching new funds and strategies, including "open architecture" target date funds that utilize affiliated and unaffiliated sub-advisers; (viii) modifying the eligibility criteria for Institutional Class shares of Advisor funds to increase their marketability to a portion of the defined contribution plan market; (ix) creating a new low-cost retirement share class for certain Advisor funds to appeal to large retirement plans; (x) transitioning the management of certain Fidelity commodity funds to Geode Capital Management LLC, a registered commodity pool operator, while retaining administrative responsibilities for the funds; (xi) reorganizing a number of funds; and (xii) taking steps toward establishing a new Fidelity adviser to manage sector-based funds and products.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history. The Board noted that there was a portfolio management change for the fund in October 2012.

The Board took into account discussions with the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board periodically considers annualized return information for the fund, for different time periods, measured against a securities market index ("benchmark index") and a peer group of mutual funds with similar objectives ("peer group"). In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and the Investment Advisers' explanations for any overperformance or underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved.  In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods which may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following:  general market conditions; issuer-specific information; tactical opportunities for investment; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index and peer group for the most recent one- and three-year periods, as shown below. Returns are shown compared to the 25th percentile (top of box) and 75th percentile (bottom of box) of the peer universe.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

VIP Emerging Markets Portfolio

The Board has discussed with FMR the fund's underperformance (based on the December 31, 2012 data presented herein) and has engaged with FMR to consider what steps might be taken to remediate the fund's underperformance. The Board noted that the fund's performance has improved for more recent periods.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the fund's shareholders.

Competitiveness of Management Fee and Total Expense Ratio. The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month (or shorter) periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 39% means that 61% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked, is also included in the chart and considered by the Board.

Annual Report

VIP Emerging Markets Portfolio

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2012.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio. In its review of each class's total expense ratio, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each class ranked above its competitive median for 2012. The Board considered that, in general, various factors can affect total expense ratios. The Board also noted that Investor Class R has higher transfer agent fees than traditional variable annuity classes because it is designed for lower cost annuity products, where the majority of servicing costs are incorporated into the funds' total expense ratios rather than being paid at the annuity level. The Board noted that the fund offers multiple classes, each of which has a different 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expense ratios of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of FMR and its affiliates, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients. The Board noted the findings of the 2013 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable, although in all cases above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive in the circumstances.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions. The Board also noted that in 2009, it and the board of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Amendment to Description of Group Fee Rate. At its July 2013 meeting, the Board voted to approve an amendment to the fund's management contract to modify the description of the "group fee rate" effective August 1, 2013. The Board noted that under the prior description in the contract, the group fee rate was based on the average net assets of all registered investment companies with which FMR has management contracts. Under the contract's tiered asset breakpoint schedule, the group fee rate is lower as total fund assets under FMR's management increase, and higher as total fund assets under FMR's management decrease. The Board considered that the prior description would have excluded the assets of 64 Fidelity sector funds from the group fee rate calculation once Fidelity SelectCo, LLC, an affiliate of FMR, assumed management responsibilities for those funds. The Board noted that modifying the description of the group fee rate to continue to include the assets of those 64 funds for purposes of determining group fee rate breakpoints would avoid an immediate adverse impact on the group fee rate for any fund.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including: (i) fund performance trends and Fidelity's long-term strategies for certain funds; (ii) the potential to further rationalize the Fidelity fund lineup with the possibility of achieving savings for the funds and Fidelity; (iii) the methodology with respect to competitive fund data and peer group classifications; (iv) the arrangements with, and performance of, certain sub-advisers on behalf of the Fidelity funds, as well as certain proposed participating affiliate arrangements; (v) the realization of fall-out benefits in certain Fidelity business units; (vi) Fidelity's group fee structures, including the rationale for the individual fee rates of certain categories of funds and the definition of group assets; (vii) trends regarding industry use of performance fee structures and the performance adjustment methodologies applicable to the Fidelity funds; (viii) additional competitive analysis regarding the total expenses for certain classes; and (ix) fund profitability methodology, including Fidelity's cost allocation methodology, and the impact of certain factors on fund profitability results.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research (U.K.) Inc.

Fidelity Management & Research (Hong Kong) Limited

Fidelity Management & Research (Japan) Inc.

FIL Investment Advisors

FIL Investment Advisors (UK) Limited

FIL Investments (Japan) Limited

General Distributor

Fidelity Distributors Corporation
Smithfield, RI

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.
Boston, MA

Fidelity Service Company, Inc.
Boston, MA

Custodian

State Street Bank and Trust Company
Quincy, MA

VIPEMR-ANN-0214
1.888698.105

Fidelity® Variable Insurance Products:
Growth Stock Portfolio

Annual Report

December 31, 2013

(Fidelity Cover Art)

Contents

Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Fidelity Variable Insurance Products are separate account options which are purchased through a variable insurance contract.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2014 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. Performance numbers are net of all underlying fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would have been lower. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended December 31, 2013	Past 1 year	Past 5 years	Past 10 years
VIP Growth Stock Portfolio - Initial Class	34.87%	22.86%	7.78%
VIP Growth Stock Portfolio - Service Class	34.73%	22.73%	7.68%
VIP Growth Stock Portfolio - Service Class 2	34.61%	22.55%	7.52%
VIP Growth Stock Portfolio - Investor Class A	34.73%	22.75%	7.69%

A The initial offering of Investor Class shares took place on July 21, 2005. Returns prior to July 21, 2005 are those of Initial Class. Had Investor Class's transfer agent fee been reflected, returns prior to July 21, 2005, would have been lower.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in VIP Growth Stock Portfolio - Initial Class on December 31, 2003. The chart shows how the value of your investment would have changed, and also shows how the Russell 1000® Growth Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: Global equity markets remained upbeat for the 12 months ending December 31, 2013, propelling the MSCI® ACWI® (All Country World Index) Index to a 23.24% return. Midyear turbulence gave way by autumn when policymakers in the U.S. and China had made clear their intentions to maintain accommodative monetary policies. That stance, combined with modest cyclical improvement around the globe and generally low valuations, underpinned the broad rally in equities, although the relative strength of the U.S. dollar generally tempered gains for U.S. investors holding foreign securities based in local currencies. During the period, the broad-market S&P 500® Index set a series of new highs, finishing the year up 32.39%. For the first time since 1995, the S&P® scored a "perfect 10," with all 10 economic sectors gaining at least 10% for the year. A resurgence in growth-oriented stocks lifted the Nasdaq Composite Index® to a 40.12% result for 2013, while the blue-chip Dow Jones Industrial AverageSM notched a relatively more modest 29.65% gain. International developed-markets equities rose in concert with their U.S. counterparts, with the MSCI® EAFE® Index gaining 22.92% for the period. Meanwhile, foreign exchange and commodity weakness curbed results in resource-heavy emerging markets (EM), especially in the year's waning months. More generally, concern over EM's slowing growth, its declining share of global trade and uncertainty surrounding U.S. central bank intentions were all factors hampering performance. The MSCI Emerging Markets Index returned -2.27% for the period. On the bond side, U.S. high-yield securities rallied with equities for much of the period, with The BofA Merrill LynchSM US High Yield Constrained Index returning 7.41% for 2013. The more rate-sensitive U.S. investment-grade bond category faced headwinds though, as reflected in the -2.02% return of the Barclays® U.S. Aggregate Bond Index. Within the Barclays index, investment-grade corporate credit returned -2.01%, while ultra-safe U.S. Treasuries saw a -2.75% result. Major non-U.S. developed markets performed only slightly better, with the Citigroup Non-USD Group-of-Seven (G7) Equal Weighted Index logging a -1.59% result. After several years of strong advances, EM debt reversed course in 2013, with the J.P. Morgan Emerging Markets Bond Index Global returning -6.58%.

Comments from Daniel Kelley, Portfolio Manager of VIP Growth Stock Portfolio: For the year, the fund's share classes beat the 33.48% advance of its benchmark, the Russell 1000® Growth Index. (For specific portfolio results, please refer to the performance section of this report.) The fund's focus on stocks with mispriced earnings growth led to outperformance in the health care and information technology sectors. Top individual contributors included biotechnology leader Gilead Sciences, whose share price benefited from better-than-expected trial data for a new hepatitis C treatment and then its approval by the U.S. Food and Drug Administration. Winners in technology included social media company Facebook, which saw increased advertising revenues fuel a return of over 100% for the year. Underweighting more-defensive, dividend-paying stocks, such as IBM, also helped, as bond-proxy-type investments lagged the market. IBM was not in the portfolio at period end. By contrast, security selection in consumer discretionary detracted, due in part to a stake in teen retailer American Eagle Outfitters. The stock appeared to have strong earnings growth prospects under a new CEO, but declined as slowing mall traffic led to product markdowns across the industry. The position was no longer held at period end. Elsewhere, semiconductor stock Broadcom slid, due to weakness in its mobile business and a recent acquisition that unsettled investors.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2013 to December 31, 2013).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense RatioB	Beginning Account Value July 1, 2013	Ending Account Value December 31, 2013	Expenses Paid During Period* July 1, 2013 to December 31, 2013
Initial Class	.75%
Actual		$ 1,000.00	$ 1,226.90	$ 4.21
HypotheticalA		$ 1,000.00	$ 1,021.42	$ 3.82
Service Class	.84%
Actual		$ 1,000.00	$ 1,226.30	$ 4.71
HypotheticalA		$ 1,000.00	$ 1,020.97	$ 4.28
Service Class 2.99%
Actual		$ 1,000.00	$ 1,226.00	$ 5.55
HypotheticalA		$ 1,000.00	$ 1,020.21	$ 5.04
Investor Class	.83%
Actual		$ 1,000.00	$ 1,226.20	$ 4.66
HypotheticalA		$ 1,000.00	$ 1,021.02	$ 4.23

A 5% return per year before expenses

B Annualized expense ratio reflects expenses net of applicable fee waivers.

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Ten Stocks as of December 31, 2013
	% of fund's net assets	% of fund's net assets 6 months ago
Google, Inc. Class A	5.4	4.8
Apple, Inc.	4.4	3.9
Microsoft Corp.	3.3	1.7
Facebook, Inc. Class A	3.0	0.3
The Coca-Cola Co.	2.6	2.8
Home Depot, Inc.	2.2	2.5
Gilead Sciences, Inc.	2.2	2.3
Amazon.com, Inc.	2.1	1.5
Twenty-First Century Fox, Inc. Class A	1.9	0.7
Visa, Inc. Class A	1.8	1.7
	28.9
Top Five Market Sectors as of December 31, 2013
	% of fund's net assets	% of fund's net assets 6 months ago
Information Technology	28.6	25.9
Consumer Discretionary	20.2	20.8
Health Care	15.0	16.1
Industrials	11.3	10.9
Consumer Staples	9.3	10.9
Asset Allocation (% of fund's net assets)
As of December 31, 2013 *		As of June 30, 2013 **
	Stocks 99.2%		Stocks 99.2%
	Short-Term Investments and Net Other Assets (Liabilities) 0.8%		Short-Term Investments and Net Other Assets (Liabilities) 0.8%
* Foreign investments	9.3%	** Foreign investments	8.3%

Annual Report

Investments December 31, 2013

Showing Percentage of Net Assets

Common Stocks - 99.2%
	Shares	Value
CONSUMER DISCRETIONARY - 20.2%
Auto Components - 0.8%
Johnson Controls, Inc.	22,718	$ 1,165,433
Automobiles - 0.4%
Tesla Motors, Inc. (a)	3,900	586,482
Diversified Consumer Services - 1.1%
H&R Block, Inc.	56,367	1,636,898
Hotels, Restaurants & Leisure - 3.0%
Las Vegas Sands Corp.	15,440	1,217,753
McDonald's Corp.	6,023	584,412
Starbucks Corp.	17,732	1,390,011
Wyndham Worldwide Corp.	8,191	603,595
Yum! Brands, Inc.	12,275	928,113
		4,723,884
Internet & Catalog Retail - 3.4%
Amazon.com, Inc. (a)	8,303	3,311,153
Netflix, Inc. (a)	1,400	515,438
priceline.com, Inc. (a)	1,100	1,278,640
Qunar Cayman Islands Ltd. sponsored ADR	9,237	245,058
		5,350,289
Media - 3.3%
Comcast Corp. Class A	41,559	2,159,613
Twenty-First Century Fox, Inc. Class A	85,872	3,020,977
		5,180,590
Multiline Retail - 0.6%
Dollar General Corp. (a)	16,372	987,559
Specialty Retail - 5.0%
Best Buy Co., Inc.	18,477	736,863
Home Depot, Inc.	42,310	3,483,805
Restoration Hardware Holdings, Inc. (a)(d)	9,369	630,534
TJX Companies, Inc.	24,700	1,574,131
Tractor Supply Co.	7,300	566,334
Urban Outfitters, Inc. (a)	20,200	749,420
		7,741,087
Textiles, Apparel & Luxury Goods - 2.6%
adidas AG	7,800	994,070
Michael Kors Holdings Ltd. (a)	3,673	298,211
NIKE, Inc. Class B	14,734	1,158,682
Under Armour, Inc. Class A (sub. vtg.) (a)	3,400	296,820
VF Corp.	19,668	1,226,103
		3,973,886
TOTAL CONSUMER DISCRETIONARY		31,346,108
CONSUMER STAPLES - 9.3%
Beverages - 3.3%
Beam, Inc.	4,200	285,852

	Shares	Value
Monster Beverage Corp. (a)	10,865	$ 736,321
The Coca-Cola Co.	98,369	4,063,623
		5,085,796
Food & Staples Retailing - 1.4%
CVS Caremark Corp.	10,746	769,091
Kroger Co.	11,650	460,525
Whole Foods Market, Inc.	15,700	907,931
		2,137,547
Food Products - 2.6%
Bunge Ltd.	21,698	1,781,623
Green Mountain Coffee Roasters, Inc.	6,802	514,095
Mead Johnson Nutrition Co. Class A	7,776	651,318
WhiteWave Foods Co. (a)	49,706	1,140,256
		4,087,292
Tobacco - 2.0%
Altria Group, Inc.	26,392	1,013,189
Japan Tobacco, Inc.	17,400	566,174
Lorillard, Inc.	31,521	1,597,484
		3,176,847
TOTAL CONSUMER STAPLES		14,487,482
ENERGY - 4.0%
Energy Equipment & Services - 2.0%
Ensco PLC Class A	21,100	1,206,498
National Oilwell Varco, Inc.	6,208	493,722
Schlumberger Ltd.	15,856	1,428,784
		3,129,004
Oil, Gas & Consumable Fuels - 2.0%
Cabot Oil & Gas Corp.	27,382	1,061,326
Concho Resources, Inc. (a)	4,293	463,644
Noble Energy, Inc.	8,104	551,963
Pioneer Natural Resources Co.	800	147,256
Suncor Energy, Inc.	24,600	862,418
		3,086,607
TOTAL ENERGY		6,215,611
FINANCIALS - 5.7%
Capital Markets - 0.9%
Morgan Stanley	19,139	600,199
The Blackstone Group LP	24,468	770,742
		1,370,941
Commercial Banks - 0.5%
Wells Fargo & Co.	17,030	773,162
Consumer Finance - 2.2%
American Express Co.	11,600	1,052,468
Capital One Financial Corp.	21,000	1,608,810
SLM Corp.	28,104	738,573
		3,399,851
Common Stocks - continued
	Shares	Value
FINANCIALS - continued
Diversified Financial Services - 2.1%
Bank of America Corp.	78,356	$ 1,220,003
Citigroup, Inc.	16,689	869,664
JPMorgan Chase & Co.	20,200	1,181,296
		3,270,963
TOTAL FINANCIALS		8,814,917
HEALTH CARE - 15.0%
Biotechnology - 7.8%
Alexion Pharmaceuticals, Inc. (a)	6,260	832,956
Amgen, Inc.	22,069	2,519,397
Biogen Idec, Inc. (a)	5,800	1,622,550
BioMarin Pharmaceutical, Inc. (a)	3,205	225,215
Cubist Pharmaceuticals, Inc.	22,857	1,574,162
Gilead Sciences, Inc. (a)	44,986	3,380,698
Pharmacyclics, Inc. (a)	4,234	447,873
Theravance, Inc. (a)	42,639	1,520,080
		12,122,931
Health Care Equipment & Supplies - 1.4%
Boston Scientific Corp. (a)	153,829	1,849,025
Intuitive Surgical, Inc. (a)	700	268,856
		2,117,881
Health Care Providers & Services - 1.1%
Catamaran Corp. (a)	3,188	151,409
DaVita Healthcare Partners, Inc. (a)	18,684	1,184,005
McKesson Corp.	2,460	397,044
		1,732,458
Health Care Technology - 0.4%
Cerner Corp. (a)	11,582	645,581
Life Sciences Tools & Services - 0.8%
Illumina, Inc. (a)	10,896	1,205,316
Pharmaceuticals - 3.5%
AbbVie, Inc.	9,865	520,971
Actavis PLC (a)	13,961	2,345,448
Bristol-Myers Squibb Co.	26,941	1,431,914
Perrigo Co. PLC	5,800	890,068
Salix Pharmaceuticals Ltd. (a)	3,000	269,820
		5,458,221
TOTAL HEALTH CARE		23,282,388
INDUSTRIALS - 11.3%
Aerospace & Defense - 4.1%
Meggitt PLC	32,000	279,524
Textron, Inc.	11,883	436,819
The Boeing Co.	17,198	2,347,355
TransDigm Group, Inc.	6,800	1,094,936
United Technologies Corp.	19,163	2,180,749
		6,339,383

	Shares	Value
Air Freight & Logistics - 1.3%
United Parcel Service, Inc. Class B	18,952	$ 1,991,476
Airlines - 0.6%
American Airlines Group, Inc. (a)(d)	19,100	482,275
Delta Air Lines, Inc.	15,382	422,544
		904,819
Building Products - 1.1%
A.O. Smith Corp.	31,260	1,686,164
Construction & Engineering - 0.3%
URS Corp.	9,548	505,949
Electrical Equipment - 1.8%
Emerson Electric Co.	16,265	1,141,478
Generac Holdings, Inc.	29,893	1,693,140
		2,834,618
Industrial Conglomerates - 0.4%
3M Co.	3,823	536,176
Machinery - 1.0%
Cummins, Inc.	7,127	1,004,693
Manitowoc Co., Inc.	23,836	555,856
		1,560,549
Road & Rail - 0.7%
CSX Corp.	30,445	875,903
Union Pacific Corp.	1,553	260,904
		1,136,807
TOTAL INDUSTRIALS		17,495,941
INFORMATION TECHNOLOGY - 28.6%
Communications Equipment - 1.6%
QUALCOMM, Inc.	32,513	2,414,090
Computers & Peripherals - 4.7%
Apple, Inc.	12,017	6,742,859
EMC Corp.	18,036	453,605
		7,196,464
Electronic Equipment & Components - 0.3%
InvenSense, Inc. (a)	24,576	510,689
Internet Software & Services - 10.9%
eBay, Inc. (a)	8,296	455,367
Facebook, Inc. Class A (a)	86,314	4,717,923
Google, Inc. Class A (a)	7,538	8,447,912
LinkedIn Corp. (a)	2,055	445,586
Naver Corp.	1,508	1,034,163
Tencent Holdings Ltd.	8,800	561,299
Yahoo!, Inc. (a)	31,810	1,286,396
		16,948,646
IT Services - 4.1%
Amdocs Ltd.	9,305	383,738
Cognizant Technology Solutions Corp. Class A (a)	8,900	898,722
Common Stocks - continued
	Shares	Value
INFORMATION TECHNOLOGY - continued
IT Services - continued
MasterCard, Inc. Class A	2,700	$ 2,255,742
Visa, Inc. Class A	12,500	2,783,500
		6,321,702
Semiconductors & Semiconductor Equipment - 0.4%
Broadcom Corp. Class A	20,933	620,663
Software - 6.6%
Adobe Systems, Inc. (a)	9,500	568,860
Citrix Systems, Inc. (a)	7,301	461,788
Electronic Arts, Inc. (a)	37,126	851,670
Microsoft Corp.	137,049	5,129,744
Oracle Corp.	12,370	473,276
salesforce.com, Inc. (a)	30,870	1,703,715
ServiceNow, Inc. (a)	3,600	201,636
Splunk, Inc. (a)	1,922	131,984
Workday, Inc. Class A (a)	9,257	769,812
		10,292,485
TOTAL INFORMATION TECHNOLOGY		44,304,739
MATERIALS - 3.2%
Chemicals - 2.0%
Eastman Chemical Co.	15,671	1,264,650
Monsanto Co.	15,212	1,772,959
		3,037,609
Construction Materials - 0.2%
Vulcan Materials Co.	6,391	379,753
Paper & Forest Products - 1.0%
Boise Cascade Co.	51,654	1,522,760
TOTAL MATERIALS		4,940,122
TELECOMMUNICATION SERVICES - 1.9%
Diversified Telecommunication Services - 1.0%
Verizon Communications, Inc.	30,361	1,491,940

	Shares	Value
Wireless Telecommunication Services - 0.9%
Vodafone Group PLC sponsored ADR	34,974	$ 1,374,828
TOTAL TELECOMMUNICATION SERVICES		2,866,768
TOTAL COMMON STOCKS (Cost $119,407,081)		153,754,076
Money Market Funds - 2.1%

Fidelity Cash Central Fund, 0.11% (b)	2,862,978	2,862,978
Fidelity Securities Lending Cash Central Fund, 0.11% (b)(c)	431,150	431,150
TOTAL MONEY MARKET FUNDS (Cost $3,294,128)		3,294,128
TOTAL INVESTMENT PORTFOLIO - 101.3% (Cost $122,701,209)		157,048,204
NET OTHER ASSETS (LIABILITIES) - (1.3)%		(2,011,807)
NET ASSETS - 100%		$ 155,036,397
Legend
(a) Non-income producing

(b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 1,744
Fidelity Securities Lending Cash Central Fund	3,838
Total	$ 5,582
Other Information

The following is a summary of the inputs used, as of December 31, 2013, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 31,346,108	$ 31,346,108	$ -	$ -
Consumer Staples	14,487,482	13,921,308	566,174	-
Energy	6,215,611	6,215,611	-	-
Financials	8,814,917	8,814,917	-	-
Health Care	23,282,388	23,282,388	-	-
Industrials	17,495,941	17,495,941	-	-
Information Technology	44,304,739	44,304,739	-	-
Materials	4,940,122	4,940,122	-	-
Telecommunication Services	2,866,768	2,866,768	-	-
Money Market Funds	3,294,128	3,294,128	-	-
Total Investments in Securities:	$ 157,048,204	$ 156,482,030	$ 566,174	$ -

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	December 31, 2013

Assets
Investment in securities, at value (including securities loaned of $428,375) - See accompanying schedule: Unaffiliated issuers (cost $119,407,081)	$ 153,754,076
Fidelity Central Funds (cost $3,294,128)	3,294,128
Total Investments (cost $122,701,209)		$ 157,048,204
Foreign currency held at value (cost $47,814)		47,917
Receivable for investments sold		2,009,521
Receivable for fund shares sold		105,441
Dividends receivable		90,133
Distributions receivable from Fidelity Central Funds		1,306
Prepaid expenses		334
Other receivables		1,012
Total assets		159,303,868

Liabilities
Payable for investments purchased	$ 3,667,353
Payable for fund shares redeemed	19,043
Accrued management fee	68,251
Distribution and service plan fees payable	11,232
Other affiliated payables	18,375
Other payables and accrued expenses	52,067
Collateral on securities loaned, at value	431,150
Total liabilities		4,267,471

Net Assets		$ 155,036,397
Net Assets consist of:
Paid in capital		$ 117,828,319
Distributions in excess of net investment income		(50,865)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		2,912,411
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		34,346,532
Net Assets		$ 155,036,397

Statement of Assets and Liabilities - continued

December 31, 2013

Initial Class: Net Asset Value, offering price and redemption price per share ($18,411,877 ÷ 935,912 shares)	$ 19.67

Service Class: Net Asset Value, offering price and redemption price per share ($579,918 ÷ 29,693 shares)	$ 19.53

Service Class 2: Net Asset Value, offering price and redemption price per share ($54,480,995 ÷ 2,824,692 shares)	$ 19.29

Investor Class: Net Asset Value, offering price and redemption price per share ($81,563,607 ÷ 4,179,785 shares)	$ 19.51

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

	Year ended December 31, 2013

Investment Income
Dividends		$ 1,748,490
Income from Fidelity Central Funds		5,582
Total income		1,754,072

Expenses
Management fee	$ 713,542
Transfer agent fees	143,724
Distribution and service plan fees	132,424
Accounting and security lending fees	50,259
Custodian fees and expenses	72,943
Independent trustees' compensation	662
Audit	53,050
Legal	730
Miscellaneous	1,286
Total expenses before reductions	1,168,620
Expense reductions	(12,413)	1,156,207
Net investment income (loss)		597,865
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	16,676,920
Foreign currency transactions	1,943
Total net realized gain (loss)		16,678,863
Change in net unrealized appreciation (depreciation) on: Investment securities	21,701,315
Assets and liabilities in foreign currencies	(393)
Total change in net unrealized appreciation (depreciation)		21,700,922
Net gain (loss)		38,379,785
Net increase (decrease) in net assets resulting from operations		$ 38,977,650

Statement of Changes in Net Assets

	Year ended December 31, 2013	Year ended December 31, 2012
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 597,865	$ 670,531
Net realized gain (loss)	16,678,863	1,864,140
Change in net unrealized appreciation (depreciation)	21,700,922	9,938,842
Net increase (decrease) in net assets resulting from operations	38,977,650	12,473,513
Distributions to shareholders from net investment income	(591,489)	(808,310)
Distributions to shareholders from net realized gain	(12,481,900)	-
Total distributions	(13,073,389)	(808,310)
Share transactions - net increase (decrease)	18,953,174	64,011,977
Total increase (decrease) in net assets	44,857,435	75,677,180

Net Assets
Beginning of period	110,178,962	34,501,782
End of period (including distributions in excess of net investment income of $50,865 and distributions in excess of net investment income of $840, respectively)	$ 155,036,397	$ 110,178,962

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Initial Class

Years ended December 31,	2013	2012	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 16.01	$ 13.64	$ 13.53	$ 11.27	$ 7.81
Income from Investment Operations
Net investment income (loss) C	.11	.12	.01	- G	.04
Net realized and unrealized gain (loss)	5.40	2.39	.10	2.26	3.46
Total from investment operations	5.51	2.51	.11	2.26	3.50
Distributions from net investment income	(.11)	(.14)	-	-	(.04)
Distributions from net realized gain	(1.74)	-	-	-	-
Total distributions	(1.85)	(.14)	-	-	(.04)
Net asset value, end of period	$ 19.67	$ 16.01	$ 13.64	$ 13.53	$ 11.27
Total Return A, B	34.87%	18.39%	.81%	20.05%	44.86%
Ratios to Average Net Assets D, F
Expenses before reductions	.77%	.79%	.96%	1.09%	1.35%
Expenses net of fee waivers, if any	.77%	.79%	.85%	.85%	.85%
Expenses net of all reductions	.76%	.78%	.84%	.84%	.84%
Net investment income (loss)	.60%	.80%	.07%	.01%	.39%
Supplemental Data
Net assets, end of period (000 omitted)	$ 18,412	$ 12,634	$ 9,012	$ 7,008	$ 5,374
Portfolio turnover rate E	158%	166%	84%	114%	173%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

Financial Highlights - Service Class

Years ended December 31,	2013	2012	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 15.91	$ 13.55	$ 13.46	$ 11.22	$ 7.78
Income from Investment Operations
Net investment income (loss) C	.09	.11	- G	(.01)	.03
Net realized and unrealized gain (loss)	5.36	2.37	.09	2.25	3.44
Total from investment operations	5.45	2.48	.09	2.24	3.47
Distributions from net investment income	(.09)	(.12)	-	-	(.03)
Distributions from net realized gain	(1.74)	-	-	-	-
Total distributions	(1.83)	(.12)	-	-	(.03)
Net asset value, end of period	$ 19.53	$ 15.91	$ 13.55	$ 13.46	$ 11.22
Total Return A, B	34.73%	18.35%	.67%	19.96%	44.61%
Ratios to Average Net Assets D, F
Expenses before reductions	.86%	.87%	1.04%	1.17%	1.42%
Expenses net of fee waivers, if any	.86%	.87%	.95%	.95%	.95%
Expenses net of all reductions	.85%	.86%	.94%	.94%	.94%
Net investment income (loss)	.51%	.72%	(.03)%	(.10)%	.30%
Supplemental Data
Net assets, end of period (000 omitted)	$ 580	$ 476	$ 402	$ 573	$ 823
Portfolio turnover rate E	158%	166%	84%	114%	173%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Service Class 2

Years ended December 31,	2013	2012	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 15.72	$ 13.39	$ 13.33	$ 11.13	$ 7.71
Income from Investment Operations
Net investment income (loss) C	.06	.09	(.03)	(.03)	.01
Net realized and unrealized gain (loss)	5.31	2.34	.09	2.23	3.42
Total from investment operations	5.37	2.43	.06	2.20	3.43
Distributions from net investment income	(.06)	(.10)	-	-	(.01)
Distributions from net realized gain	(1.74)	-	-	-	-
Total distributions	(1.80)	(.10)	-	-	(.01)
Net asset value, end of period	$ 19.29	$ 15.72	$ 13.39	$ 13.33	$ 11.13
Total Return A, B	34.61%	18.17%	.45%	19.77%	44.42%
Ratios to Average Net Assets D, F
Expenses before reductions	1.01%	1.03%	1.26%	1.42%	1.67%
Expenses net of fee waivers, if any	1.01%	1.03%	1.10%	1.10%	1.10%
Expenses net of all reductions	1.00%	1.02%	1.10%	1.10%	1.09%
Net investment income (loss)	.36%	.57%	(.19)%	(.25)%	.15%
Supplemental Data
Net assets, end of period (000 omitted)	$ 54,481	$ 50,967	$ 1,415	$ 2,592	$ 1,684
Portfolio turnover rate E	158%	166%	84%	114%	173%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

Financial Highlights - Investor Class

Years ended December 31,	2013	2012	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 15.90	$ 13.54	$ 13.45	$ 11.21	$ 7.78
Income from Investment Operations
Net investment income (loss) C	.10	.11	- G	(.01)	.03
Net realized and unrealized gain (loss)	5.35	2.38	.09	2.25	3.44
Total from investment operations	5.45	2.49	.09	2.24	3.47
Distributions from net investment income	(.10)	(.13)	-	-	(.04)
Distributions from net realized gain	(1.74)	-	-	-	-
Total distributions	(1.84)	(.13)	-	-	(.04)
Net asset value, end of period	$ 19.51	$ 15.90	$ 13.54	$ 13.45	$ 11.21
Total Return A, B	34.73%	18.39%	.67%	19.98%	44.64%
Ratios to Average Net Assets D, F
Expenses before reductions	.84%	.86%	1.02%	1.16%	1.43%
Expenses net of fee waivers, if any	.84%	.86%	.93%	.93%	.93%
Expenses net of all reductions	.83%	.85%	.93%	.92%	.93%
Net investment income (loss)	.52%	.73%	(.02)%	(.08)%	.31%
Supplemental Data
Net assets, end of period (000 omitted)	$ 81,564	$ 46,103	$ 23,672	$ 14,427	$ 7,044
Portfolio turnover rate E	158%	166%	84%	114%	173%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended December 31, 2013

1. Organization.

VIP Growth Stock Portfolio (the Fund) is a fund of Variable Insurance Products Fund II (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Shares of the Fund may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts. The Fund offers the following classes of shares: Initial Class shares, Service Class shares, Service Class 2 shares, and Investor Class shares. All classes have equal rights and voting privileges, except for matters affecting a single class.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. In accordance with valuation policies and procedures approved by the Board of Trustees (the Board), the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Fidelity Management & Research Company (FMR) Fair Value Committee (the Committee), in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and is responsible for approving and reporting to the Board all fair value determinations.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Investment Valuation - continued

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of December 31, 2013, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Subsequent to ex-dividend date the Fund determines the components of these distributions, based upon receipt of tax filings or other correspondence relating to the underlying investment. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of December 31, 2013, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, partnerships, passive foreign investment companies (PFIC), capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 34,626,281
Gross unrealized depreciation	(604,984)
Net unrealized appreciation (depreciation) on securities and other investments	$ 34,021,297

Tax Cost	$ 123,026,907

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 2,310,024
Undistributed long-term capital gain	$ 928,084
Net unrealized appreciation (depreciation)	$ 34,020,834

The tax character of distributions paid was as follows:

	December 31, 2013	December 31, 2012
Ordinary Income	$ 8,084,923	$ 808,310
Long-term Capital Gains	4,988,466	-
Total	$ 13,073,389	$ 808,310

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $210,648,241 and $202,337,603, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .55% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate 12b-1 Plans for each Service Class of shares. Each Service Class pays Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, a service fee. For the period, the service fee is based on an annual rate of .10% of Service Class' average net assets and .25% of Service Class 2's average net assets.

For the period, total fees, all of which were re-allowed to insurance companies for the distribution of shares and providing shareholder support services were as follows:

Service Class	$ 544
Service Class 2	131,880
$ 132,424

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of the investment adviser, is the Fund's transfer, dividend disbursing, and shareholder servicing agent. FIIOC receives an asset-based fee with respect to each class. Each class (with the exception of Investor Class) pays a transfer agent fee, excluding out of pocket expenses, equal to an annual rate of .07% of average net assets. Investor Class pays a monthly asset-based transfer agent fee of .15% of average net assets. In addition, FIIOC receives an asset-based fee of .0035% of average net assets for typesetting, printing and mailing of shareholder reports, except proxy statements. FIIOC voluntarily agreed to reimburse or waive this fee for the period January 1, 2013 through December 31, 2013 (see Expense Reductions note). For the period, transfer agent fees for each class, including printing and out of pocket expenses, were as follows:

Initial Class	$ 12,145
Service Class	375
Service Class 2	37,890
Investor Class	93,314
$ 143,724

Effective February 1, 2014, the Board of Trustees approved an amendment to the transfer agent fee agreement whereby each class (with the exception of Investor Class) pays a single fee of .07% of average net assets for transfer agent services, typesetting, printing and mailing of shareholder reports, excluding mailing of proxy statements and out of pocket expenses. Investor Class pays a single fee of .15% of average net assets.

Annual Report

Notes to Financial Statements - continued

5. Fees and Other Transactions with Affiliates - continued

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $7,466 for the period.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $260 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $3,838. During the period, there were no securities loaned to FCM.

8. Expense Reductions.

The investment adviser or its affiliates agreed to reimburse or waive certain fees during the period as noted in the table below.

Initial Class	$ 578
Service Class	21
Service Class 2	2,055
Investor Class	2,375
$ 5,029

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $7,379 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $5.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended December 31,	2013	2012
From net investment income
Initial Class	$ 87,885	$ 109,221
Service Class	2,673	3,682
Service Class 2	146,223	329,727
Investor Class	354,708	365,680
Total	$ 591,489	$ 808,310

Annual Report

9. Distributions to Shareholders - continued

Years ended December 31,	2013	2012
From net realized gain
Initial Class	$ 1,432,436	$ -
Service Class	51,785	-
Service Class 2	4,553,813	-
Investor Class	6,443,866	-
Total	$ 12,481,900	$ -

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended December 31,	2013	2012	2013	2012
Initial Class
Shares sold	302,170	408,448	$ 5,576,525	$ 6,352,331
Reinvestment of distributions	80,313	6,917	1,520,321	109,221
Shares redeemed	(235,607)	(287,269)	(4,282,056)	(4,425,864)
Net increase (decrease)	146,876	128,096	$ 2,814,790	$ 2,035,688
Service Class
Shares sold	-	-	$ -	$ -
Reinvestment of distributions	2,898	235	54,458	3,682
Shares redeemed	(3,133)	-	(59,314)	-
Net increase (decrease)	(235)	235	$ (4,856)	$ 3,682
Service Class 2
Shares sold	60,017	3,714,844	$ 1,070,908	$ 53,358,057
Reinvestment of distributions	253,235	21,273	4,700,036	329,727
Shares redeemed	(729,835)	(600,496)	(13,291,068)	(9,237,828)
Net increase (decrease)	(416,583)	3,135,621	$ (7,520,124)	$ 44,449,956
Investor Class
Shares sold	1,512,697	1,612,961	$ 27,699,454	$ 24,573,908
Reinvestment of distributions	362,204	23,336	6,798,574	365,680
Shares redeemed	(595,236)	(484,401)	(10,834,664)	(7,416,937)
Net increase (decrease)	1,279,665	1,151,896	$ 23,663,364	$ 17,522,651

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, the investment adviser or its affiliates were the owners of record of 64% of the total outstanding shares of the Fund and one otherwise unaffiliated shareholder was the owner of record of 30% of the total outstanding shares of the Fund.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Variable Insurance Products Fund II and the Shareholders of VIP Growth Stock Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of VIP Growth Stock Portfolio (a fund of Variable Insurance Products Fund II) at December 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the VIP Growth Stock Portfolio's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2013 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

February 14, 2014

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, Ned C. Lautenbach, Ronald P. O'Hanley, and William S. Stavropoulos, each of the Trustees oversees 173 funds. Mr. Curvey oversees 396 funds. Mr. Lautenbach, Mr. O'Hanley, and Mr. Stavropoulos each oversees 247 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity funds' valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of FMR's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
James C. Curvey (1935)
Year of Election or Appointment: 2007 Trustee Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity funds. Mr. Curvey is a Director of Fidelity Investments Money Management, Inc. (2009-present), Director of Fidelity Research & Analysis Co. (2009-present) and Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey was the Vice Chairman (2006-2007) and Director (2000-2007) of FMR Corp.

Ronald P. O'Hanley (1957)
Year of Election or Appointment: 2011 Trustee

Mr. O'Hanley also serves as Trustee of other Fidelity funds. He is Director of Fidelity SelectCo, LLC (2013-present), FMR Co., Inc. (2010-present), Director of Fidelity Investments Money Management, Inc. (2010-present), Director of Fidelity Research & Analysis Company (2010-present), President of Fidelity Asset Management and Corporate Services and a Member of Fidelity's Executive Committee (2010-present). Previously, Mr. O'Hanley served as President and Chief Executive Officer of BNY Mellon Asset Management (2007-2010). Mr. O'Hanley also served as Vice Chairman of Bank New York Mellon Corp. and a member of that firm's Executive Committee. Prior to the 2007 merger of The Bank of New York and Mellon Financial Corporation, he was Vice Chairman of Mellon Financial Corporation and President and Chief Executive Officer of Mellon Asset Management. He joined Mellon in February 1997. Mr. O'Hanley currently serves as Chairman of the Boston Public Library Foundation Board of Directors and sits on the Board of Directors of Beth Israel Deaconess Medical Center, the Board of Trustees of the Marine Biological Laboratory and the Advisory Board of the Maxwell School of Citizenship and Public Administration at Syracuse University. Mr. O'Hanley also chairs the Council on Asset Management for the Financial Services Roundtable and is a member of the Board of Directors of Institutional Investor's U.S. Institute.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Trustees and Officers - continued

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (1948)
Year of Election or Appointment: 2005 Trustee

Mr. Dirks also serves as Trustee of other Fidelity funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (1953)
Year of Election or Appointment: 2008 Trustee

Mr. Lacy also serves as Trustee of other Fidelity funds. Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes, 2010-present), Earth Fare, Inc. (retail grocery, 2012-present), The Hillman Companies, Inc. (hardware wholesalers, 2010-present), and Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for the Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (1944)
Year of Election or Appointment: 2000 Trustee Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity funds. Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (2012-present) and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (1944)
Year of Election or Appointment: 2008 Trustee

Mr. Mauriello also serves as Trustee of other Fidelity funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (1950)
Year of Election or Appointment: 2011 Trustee

Mr. Selander also serves as Trustee of other Fidelity funds. Previously, Mr. Selander served as a Member of the Advisory Board of other Fidelity funds (2011), and Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (1944)
Year of Election or Appointment: 2005 Trustee

Ms. Small also serves as Trustee of other Fidelity funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)
Year of Election or Appointment: 2001 Trustee Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and Maersk Inc. (industrial conglomerate), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)
Year of Election or Appointment: 2008 Trustee

Mr. Thomas also serves as Trustee of other Fidelity funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), and as a member of the Board of Directors of Interpublic Group of Companies, Inc. (marketing communication, 2004-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Member and Officers:

Correspondence intended for each officer and Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation
Peter S. Lynch (1944)
Year of Election or Appointment: 2003 Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Elizabeth Paige Baumann (1968)
Year of Election or Appointment: 2012 Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer of FMR LLC (2012-present) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

William C. Coffey (1969)
Year of Election or Appointment: 2009 Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)
Year of Election or Appointment: 2010 Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Adrien E. Deberghes (1967)
Year of Election or Appointment: 2008 Deputy Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (1969)
Year of Election or Appointment: 2010 Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Scott C. Goebel (1968)
Year of Election or Appointment: 2008 Secretary and Chief Legal Officer (CLO)

Mr. Goebel serves as Secretary and CLO of other funds. Mr. Goebel also serves as Secretary of Fidelity Investments Money Management, Inc. (FIMM) (2010-present) and Fidelity Research and Analysis Company (FRAC) (2010-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), and Fidelity Management & Research (U.K.) Inc. (2008-present). Previously, Mr. Goebel served as Secretary and CLO of other Fidelity funds (2008-2013), Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007). Mr. Goebel has been employed by FMR LLC or an affiliate since 2001.

Joseph A. Hanlon (1968)
Year of Election or Appointment: 2012 Chief Compliance Officer

Mr. Hanlon also serves as Chief Compliance Officer of other funds. Mr. Hanlon serves as Compliance Officer of FMR, FMR Co., Inc., Fidelity Investments Money Management, Inc. (FIMM), Fidelity Research and Analysis Company (FRAC), and Fidelity Management & Research (Hong Kong) (2009-present), as Senior Vice President of the Fidelity Asset Management Division (2009-present), and is an employee of Fidelity Investments. Previously, Mr. Hanlon served as Compliance Officer of Fidelity Management & Research (Japan) Inc. (2009-2013), Strategic Advisers, Inc. (2009-2013), and Fidelity Management & Research (U.K.) Inc. (2009-2013).

Bruce T. Herring (1965)
Year of Election or Appointment: 2006 Vice President of certain Equity Funds

Mr. Herring also serves as Vice President of other funds. He serves as Chief Investment Officer of Fidelity Global Asset Allocation (GAA) (2013-present), Group Chief Investment Officer of FMR, and President of Fidelity Research & Analysis Company (2010-present). Previously, Mr. Herring served as Chief Investment Officer and Director of Fidelity Management & Research (U.K.) Inc. (2010-2013), Vice President (2005-2006) and Senior Vice President (2006-2007) of Fidelity Management & Research Company, Vice President of FMR Co., Inc. (2001-2007), and as a portfolio manager for Fidelity U.S. Equity Funds.

Brian B. Hogan (1964)
Year of Election or Appointment: 2009 Vice President

Mr. Hogan also serves as Vice President of other funds. Mr. Hogan serves as President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Chris Maher (1972)
Year of Election or Appointment: 2013 Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of FMR's Program Management Group (2010-2013), and Vice President of Valuation Oversight (2008-2010).

Christine Reynolds (1958)
Year of Election or Appointment: 2008 Chief Financial Officer

Ms. Reynolds also serves as Chief Financial Officer of other funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Kenneth B. Robins (1969)
Year of Election or Appointment: 2008 President and Treasurer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (2013-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served in other fund officer roles.

Gary W. Ryan (1958)
Year of Election or Appointment: 2005 Assistant Treasurer

Mr. Ryan also serves as Assistant Treasurer of other funds. Mr. Ryan is an employee of Fidelity Investments and has served in other fund officer roles. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Stephen Sadoski (1971)
Year of Election or Appointment: 2012 Deputy Treasurer

Mr. Sadoski also serves as Deputy Treasurer of other funds. He is an employee of Fidelity Investments (2012-present) and has served in another fund officer role. Prior to joining Fidelity Investments, Mr. Sadoski served as an assistant chief accountant in the Division of Investment Management of the Securities and Exchange Commission (SEC) (2009-2012) and as a senior manager at Deloitte & Touche LLP (1997-2009).

Stacie M. Smith (1974)
Year of Election or Appointment: 2013 Deputy Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009).

Renee Stagnone (1975)
Year of Election or Appointment: 2013 Deputy Treasurer
Ms. Stagnone also serves as Deputy Treasurer of other funds. Ms. Stagnone is an employee of Fidelity Investments.
Joseph F. Zambello (1957)
Year of Election or Appointment: 2011 Deputy Treasurer

Mr. Zambello also serves as Deputy Treasurer of other funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of FMR's Program Management Group (2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Annual Report

Distributions (Unaudited)

The Board of Trustees of VIP Growth Stock Portfolio voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities.

	Pay Date	Record Date	Capital Gains
Initial Class	02/14/14	02/14/14	$0.401
Service Class	02/14/14	02/14/14	$0.401
Service Class 2	02/14/14	02/14/14	$0.401
Investor Class	02/14/14	02/14/14	$0.401

The fund hereby designates as a capital gain dividend with respect to the taxable year ended December 31, 2013 $5,916,549, or, if subsequently determined to be different, the net capital gain of such year.

Initial Class, Service Class, and Investor Class designate 18% and Service Class 2 designates 19%, of the dividends distributed in December 2013, as qualifying for the dividends-received deduction for corporate shareholders.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

VIP Growth Stock Portfolio

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees, each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2013 meeting, the Board, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale exist and would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is a part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the investment adviser, Fidelity Management & Research Company (FMR), and the sub-advisers (together, the Investment Advisers) as it relates to the fund, including the backgrounds of the fund's investment personnel, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund.

Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of the Investment Advisers' investment staff, including its size, education, experience, and resources, as well as the Investment Advisers' approach to recruiting, training, managing, and compensating investment personnel. The Board noted that FMR has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board believes that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered the Investment Advisers' trading and risk management capabilities and resources, which are an integral part of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

Annual Report

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and to the support of the senior management team that oversees asset management; (ii) persisting in efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs for global and income-oriented solutions; (iv) continuing to launch dedicated lower cost underlying funds to meet portfolio construction needs related to expanding underlying fund options for Fidelity funds of funds, specifically for the Freedom Fund product lines; (v) rationalizing product lines and gaining increased efficiencies through the mergers of several funds into other funds; (vi) strengthening Fidelity's index fund offerings by reducing investment minimums and adopting or lowering existing expense caps for certain funds and classes; (vii) enhancing Global Asset Allocation product offerings by launching new funds and strategies, including "open architecture" target date funds that utilize affiliated and unaffiliated sub-advisers; (viii) modifying the eligibility criteria for Institutional Class shares of Advisor funds to increase their marketability to a portion of the defined contribution plan market; (ix) creating a new low-cost retirement share class for certain Advisor funds to appeal to large retirement plans; (x) transitioning the management of certain Fidelity commodity funds to Geode Capital Management LLC, a registered commodity pool operator, while retaining administrative responsibilities for the funds; (xi) reorganizing a number of funds; and (xii) taking steps toward establishing a new Fidelity adviser to manage sector-based funds and products.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history. The Board noted that there was a portfolio management change for the fund in January 2012.

The Board took into account discussions with the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board periodically considers annualized return information for the fund, for different time periods, measured against a securities market index ("benchmark index") and a peer group of mutual funds with similar objectives ("peer group"). In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and the Investment Advisers' explanations for any overperformance or underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved.  In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods which may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following:  general market conditions; issuer-specific information; tactical opportunities for investment; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods, as shown below. Returns are shown compared to the 25th percentile (top of box) and 75th percentile (bottom of box) of the peer universe.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

VIP Growth Stock Portfolio

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the fund's shareholders.

Competitiveness of Management Fee and Total Expense Ratio. The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 10% means that 90% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked, is also included in the chart and considered by the Board.

Annual Report

VIP Growth Stock Portfolio

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2012.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio. In its review of each class's total expense ratio, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each of Initial Class, Investor Class, and Service Class ranked below its competitive median for 2012 and the total expense ratio of Service Class 2 ranked above its competitive median for 2012. The Board considered that, in general, various factors can affect total expense ratios. The Board noted that the fund offers multiple classes, each of which has a different 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expense ratios of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of FMR and its affiliates, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients. The Board noted the findings of the 2013 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable, although Service Class 2 was above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive in the circumstances.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions. The Board also noted that in 2009, it and the board of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Amendment to Description of Group Fee Rate. At its July 2013 meeting, the Board voted to approve an amendment to the fund's management contract to modify the description of the "group fee rate" effective August 1, 2013. The Board noted that under the prior description in the contract, the group fee rate was based on the average net assets of all registered investment companies with which FMR has management contracts. Under the contract's tiered asset breakpoint schedule, the group fee rate is lower as total fund assets under FMR's management increase, and higher as total fund assets under FMR's management decrease. The Board considered that the prior description would have excluded the assets of 64 Fidelity sector funds from the group fee rate calculation once Fidelity SelectCo, LLC, an affiliate of FMR, assumed management responsibilities for those funds. The Board noted that modifying the description of the group fee rate to continue to include the assets of those 64 funds for purposes of determining group fee rate breakpoints would avoid an immediate adverse impact on the group fee rate for any fund.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including: (i) fund performance trends and Fidelity's long-term strategies for certain funds; (ii) the potential to further rationalize the Fidelity fund lineup with the possibility of achieving savings for the funds and Fidelity; (iii) the methodology with respect to competitive fund data and peer group classifications; (iv) the arrangements with, and performance of, certain sub-advisers on behalf of the Fidelity funds, as well as certain proposed participating affiliate arrangements; (v) the realization of fall-out benefits in certain Fidelity business units; (vi) Fidelity's group fee structures, including the rationale for the individual fee rates of certain categories of funds and the definition of group assets; (vii) trends regarding industry use of performance fee structures and the performance adjustment methodologies applicable to the Fidelity funds; (viii) additional competitive analysis regarding the total expenses for certain classes; and (ix) fund profitability methodology, including Fidelity's cost allocation methodology, and the impact of certain factors on fund profitability results.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research (U.K.) Inc.

Fidelity Management & Research (Hong Kong) Limited

Fidelity Management & Research (Japan) Inc.

General Distributor

Fidelity Distributors Corporation
Smithfield, RI

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.
Boston, MA

Fidelity Service Company, Inc.
Boston, MA

Custodian

The Bank of New York Mellon
New York, NY

VIPGR-ANN-0214
1.781993.111

Fidelity® Variable Insurance Products:

International Capital Appreciation Portfolio - Class R

Annual Report

December 31, 2013

(Fidelity Cover Art)

Contents

Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Fidelity Variable Insurance Products are separate account options which are purchased through a variable insurance contract.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2014 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. Performance numbers are net of all underlying fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would have been lower. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended December 31, 2013	Past 1 year	Past 5 years	Life of fundA
VIP International Capital Appreciation Portfolio - Initial Class R	21.65%	19.27%	5.72%
VIP International Capital Appreciation Portfolio - Service Class R	21.44%	19.16%	5.61%
VIP International Capital Appreciation Portfolio - Service Class 2R	21.40%	18.99%	5.45%
VIP International Capital Appreciation Portfolio - Investor Class R B	21.50%	19.18%	5.62%

A From December 22, 2004.

B The initial offering of Investor Class R shares took place on July 21, 2005. Returns prior to July 21, 2005 are those of Initial Class R. Had Investor Class R's transfer agent fee been reflected, returns prior to July 21, 2005, would have been lower.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in VIP International Capital Appreciation Portfolio - Initial Class R on December 22, 2004, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the MSCI® ACWI® (All Country World Index) ex USA Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: Global equity markets remained upbeat for the 12 months ending December 31, 2013, propelling the MSCI® ACWI® (All Country World Index) Index to a 23.24% return. Midyear turbulence gave way by autumn when policymakers in the U.S. and China had made clear their intentions to maintain accommodative monetary policies. That stance, combined with modest cyclical improvement around the globe and generally low valuations, underpinned the broad rally in equities, although the relative strength of the U.S. dollar generally tempered gains for U.S. investors holding foreign securities based in local currencies. During the period, the broad-market S&P 500® Index set a series of new highs, finishing the year up 32.39%. For the first time since 1995, the S&P® scored a "perfect 10," with all 10 economic sectors gaining at least 10% for the year. A resurgence in growth-oriented stocks lifted the Nasdaq Composite Index® to a 40.12% result for 2013, while the blue-chip Dow Jones Industrial AverageSM notched a relatively more modest 29.65% gain. International developed-markets equities rose in concert with their U.S. counterparts, with the MSCI® EAFE® Index gaining 22.92% for the period. Meanwhile, foreign exchange and commodity weakness curbed results in resource-heavy emerging markets (EM), especially in the year's waning months. More generally, concern over EM's slowing growth, its declining share of global trade and uncertainty surrounding U.S. central bank intentions were all factors hampering performance. The MSCI Emerging Markets Index returned -2.27% for the period. On the bond side, U.S. high-yield securities rallied with equities for much of the period, with The BofA Merrill LynchSM US High Yield Constrained Index returning 7.41% for 2013. The more rate-sensitive U.S. investment-grade bond category faced headwinds though, as reflected in the -2.02% return of the Barclays® U.S. Aggregate Bond Index. Within the Barclays index, investment-grade corporate credit returned -2.01%, while ultra-safe U.S. Treasuries saw a -2.75% result. Major non-U.S. developed markets performed only slightly better, with the Citigroup Non-USD Group-of-Seven (G7) Equal Weighted Index logging a -1.59% result. After several years of strong advances, EM debt reversed course in 2013, with the J.P. Morgan Emerging Markets Bond Index Global returning -6.58%.

Comments from Sammy Simnegar, Portfolio Manager of VIP International Capital Appreciation Portfolio: For the year, the fund's share classes posted strong gains that handily topped the 15.42% advance of the MSCI® ACWI® (All Country World Index) ex USA Index. (For specific portfolio results, please refer to the performance section of this report.) Versus its MSCI benchmark, an overweighting in media - where I substantially raised the fund's overweighted exposure - proved rewarding, and was one factor that made consumer discretionary the sector that bolstered the fund's relative performance the most. One standout from consumer discretionary was Hong Kong-listed casino operator Galaxy Entertainment Group, a beneficiary of the dynamic growth of tourism in Macau, China's coastal gaming mecca. Another contributor from this sector was Japan's Fuji Heavy Industries, manufacturer of Subaru vehicles, whose outstanding share-price performance reflected the positive impact of Japan's efforts to drive the value of the yen lower and make its exports more competitive. Elsewhere, the fund's positioning in software & services meaningfully aided relative performance. Here, real estate Internet portal SouFun Holdings benefited from the revaluation of Internet businesses in China, as did Bitauto Holdings, a provider of Internet content and marketing services for the automobile industry - primarily in China. I bought both of these non-index stocks during the period. Underweighting or avoiding the shares of some resource-intensive companies in the materials and energy sectors also worked out well. On the other hand, one factor curbing the fund's results was a large underweighting in Japan, although a lot of the damage here was mitigated by lessened exposure to a much weaker yen. At the stock level, the biggest relative detractor was U.K.-based wireless carrier and index Vodafone Group, which hurt because it did well, and the fund didn't own this index constituent. Although I believed there were better growth opportunities elsewhere, the stock got a boost in late summer, as the market began to anticipate Vodafone's September announcement of plans to sell its large stake in Verizon Wireless. Lastly, relative performance suffered from not owning Swiss drug company Roche Holding, a strong-performing benchmark constituent that seemed expensive to me.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2013 to December 31, 2013).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio B	Beginning Account Value July 1, 2013	Ending Account Value December 31, 2013	Expenses Paid During Period* July 1, 2013 to December 31, 2013
Initial Class	1.10%
Actual		$ 1,000.00	$ 1,175.90	$ 6.03
HypotheticalA		$ 1,000.00	$ 1,019.66	$ 5.60
Service Class	1.20%
Actual		$ 1,000.00	$ 1,175.20	$ 6.58
HypotheticalA		$ 1,000.00	$ 1,019.16	$ 6.11
Service Class 2	1.35%
Actual		$ 1,000.00	$ 1,175.20	$ 7.40
HypotheticalA		$ 1,000.00	$ 1,018.40	$ 6.87
Initial Class R	1.10%
Actual		$ 1,000.00	$ 1,176.20	$ 6.03
HypotheticalA		$ 1,000.00	$ 1,019.66	$ 5.60
Service Class R	1.20%
Actual		$ 1,000.00	$ 1,175.20	$ 6.58
HypotheticalA		$ 1,000.00	$ 1,019.16	$ 6.11
Service Class 2R	1.35%
Actual		$ 1,000.00	$ 1,174.70	$ 7.40
HypotheticalA		$ 1,000.00	$ 1,018.40	$ 6.87
Investor Class R	1.18%
Actual		$ 1,000.00	$ 1,175.60	$ 6.47
HypotheticalA		$ 1,000.00	$ 1,019.26	$ 6.01

A 5% return per year before expenses

B Annualized expense ratio reflects expenses net of applicable fee waivers.

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Geographic Diversification (% of fund's net assets)
As of December 31, 2013
United Kingdom	17.2%
United States of America*	15.8%
Japan	14.4%
Germany	5.9%
France	5.8%
India	3.5%
Switzerland	2.8%
Australia	2.8%
Canada	2.8%
Other	29.0%

Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.

* Includes Short-Term Investments and Net Other Assets.

As of June 30, 2013
United States of America*	16.4%
United Kingdom	15.1%
Japan	11.5%
France	7.4%
Germany	6.0%
Switzerland	5.0%
India	3.2%
Brazil	3.1%
Indonesia	3.0%
Other	29.3%

Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.

* Includes Short-Term Investments and Net Other Assets.

Asset Allocation as of December 31, 2013
	% of fund's net assets	% of fund's net assets 6 months ago
Stocks	98.6	99.0
Short-Term Investments and Net Other Assets (Liabilities)	1.4	1.0
Top Ten Stocks as of December 31, 2013
	% of fund's net assets	% of fund's net assets 6 months ago
Bayer AG (Germany, Pharmaceuticals)	0.9	0.7
British American Tobacco PLC (United Kingdom) (United Kingdom, Tobacco)	0.9	0.9
Diageo PLC sponsored ADR (United Kingdom, Beverages)	0.7	0.7
Anheuser-Busch InBev SA NV (Belgium, Beverages)	0.7	0.6
SoftBank Corp. (Japan, Wireless Telecommunication Services)	0.6	0.6
Novo Nordisk A/S Series B sponsored ADR (Denmark, Pharmaceuticals)	0.6	0.6
Sumitomo Mitsui Financial Group, Inc. ADR (Japan, Commercial Banks)	0.6	0.7
Standard Chartered PLC (United Kingdom) (United Kingdom, Commercial Banks)	0.6	0.6
Compagnie Financiere Richemont SA Series A (Switzerland, Textiles, Apparel & Luxury Goods)	0.6	0.6
AIA Group Ltd. (Hong Kong, Insurance)	0.5	0.6
	6.7
Market Sectors as of December 31, 2013
	% of fund's net assets	% of fund's net assets 6 months ago
Consumer Discretionary	24.5	23.8
Industrials	19.8	17.0
Financials	14.2	15.4
Consumer Staples	10.9	14.6
Information Technology	10.3	10.7
Materials	8.9	7.9
Health Care	7.9	7.4
Telecommunication Services	1.8	1.7
Energy	0.3	0.5

Annual Report

Investments December 31, 2013

Showing Percentage of Net Assets

Common Stocks - 97.3%
	Shares	Value
Australia - 2.8%
ALS Ltd.	34,526	$ 271,597
Amcor Ltd.	32,475	305,918
Ansell Ltd.	13,882	256,210
Carsales.com Ltd.	26,745	243,343
CSL Ltd.	7,042	433,607
DuluxGroup Ltd.	48,192	230,644
Flight Centre Trvl Group Ltd.	6,858	291,173
Fortescue Metals Group Ltd.	54,657	284,035
Orora Ltd. (a)	32,475	33,636
realestate.com.au Ltd.	7,544	254,353
SEEK Ltd.	21,400	256,239
Sydney Airport unit	79,722	270,498
TOTAL AUSTRALIA		3,131,253
Austria - 0.3%
Andritz AG	4,702	294,901
Bailiwick of Jersey - 1.7%
Delphi Automotive PLC	4,671	280,867
Experian PLC	23,501	433,530
Shire PLC	8,300	391,156
Wolseley PLC	6,168	349,826
WPP PLC	19,700	450,187
TOTAL BAILIWICK OF JERSEY		1,905,566
Belgium - 0.7%
Anheuser-Busch InBev SA NV	7,368	783,486
Bermuda - 0.8%
Credicorp Ltd.	2,500	331,825
Invesco Ltd.	7,877	286,723
Signet Jewelers Ltd.	3,771	296,778
TOTAL BERMUDA		915,326
Brazil - 2.1%
BB Seguridade Participacoes SA	24,700	258,810
CCR SA	37,900	288,034
Cielo SA	11,140	312,779
Iguatemi Empresa de Shopping Centers SA	29,100	277,533
Multiplan Empreendimentos Imobiliarios SA	11,600	247,557
Qualicorp SA (a)	27,100	260,777
Souza Cruz SA	30,300	312,433
Ultrapar Participacoes SA	12,800	306,286
TOTAL BRAZIL		2,264,209
Canada - 2.8%
Alimentation Couche-Tard, Inc. Class B (sub. vtg.)	4,700	353,435
AutoCanada, Inc.	5,900	254,884
Canadian National Railway Co.	9,000	513,100
Canadian Pacific Railway Ltd.	3,000	453,707
CGI Group, Inc. Class A (sub. vtg.) (a)	8,800	294,424
Cineplex, Inc.	6,800	282,050

	Shares	Value
Constellation Software, Inc.	1,250	$ 264,756
Jean Coutu Group, Inc. Class A (sub. vtg.)	13,900	240,903
Valeant Pharmaceuticals International, Inc. (Canada) (a)	3,800	445,805
TOTAL CANADA		3,103,064
Cayman Islands - 1.6%
Baidu.com, Inc. sponsored ADR (a)	1,600	284,608
Baoxin Auto Group Ltd.	268,000	260,248
Bitauto Holdings Ltd. ADR (a)	8,185	261,593
Lifestyle International Holdings Ltd.	7,500	13,889
New Oriental Education & Technology Group, Inc. sponsored ADR	8,600	270,900
Sands China Ltd.	47,000	383,974
SouFun Holdings Ltd. ADR	3,600	296,676
TOTAL CAYMAN ISLANDS		1,771,888
China - 0.3%
Travelsky Technology Ltd. (H Shares)	306,000	301,884
Colombia - 0.3%
Cemex Latam Holdings SA (a)	36,522	280,065
Denmark - 0.9%
Coloplast A/S Series B	4,200	278,051
Novo Nordisk A/S Series B sponsored ADR	3,700	683,612
TOTAL DENMARK		961,663
Finland - 0.7%
Kone Oyj (B Shares)	8,000	360,984
Nokian Tyres PLC	5,728	274,776
Tikkurila Oyj	6,927	189,637
TOTAL FINLAND		825,397
France - 5.8%
Air Liquide SA	3,680	520,433
Atos Origin SA	3,112	281,659
AXA SA	21,000	583,861
Bureau Veritas SA	9,700	283,499
Christian Dior SA	1,881	355,419
Dassault Systemes SA	2,200	273,085
Edenred SA	7,854	262,880
Essilor International SA	3,357	356,896
Ingenico SA (d)	3,285	263,377
L'Oreal SA	2,900	509,463
Pernod Ricard SA	4,100	467,079
Publicis Groupe SA	4,400	402,590
Safran SA	5,700	396,074
Schneider Electric SA	6,329	552,011
Sodexo SA	3,400	344,442
Tarkett SA (a)	6,056	237,607
Zodiac Aerospace	1,800	318,818
TOTAL FRANCE		6,409,193
Common Stocks - continued
	Shares	Value
Germany - 5.3%
adidas AG	3,400	$ 433,312
Bayer AG	6,900	967,742
Bayerische Motoren Werke AG (BMW)	4,460	522,878
Brenntag AG	1,800	333,676
Continental AG	2,100	460,502
CTS Eventim AG	5,253	266,009
Deutsche Post AG	13,605	495,985
Fresenius SE & Co. KGaA	2,600	399,173
GEA Group AG	6,256	297,781
Gerry Weber International AG (Bearer)	6,024	255,785
Henkel AG & Co. KGaA	4,908	510,716
Linde AG	2,600	543,856
ProSiebenSat.1 Media AG	6,500	321,914
TOTAL GERMANY		5,809,329
Greece - 0.2%
Folli Follie SA (a)	7,574	243,818
Hong Kong - 1.2%
AIA Group Ltd.	125,400	629,078
Galaxy Entertainment Group Ltd. (a)	46,000	412,584
Techtronic Industries Co. Ltd.	111,000	314,922
TOTAL HONG KONG		1,356,584
India - 3.5%
Amara Raja Batteries Ltd.	46,753	254,027
Axis Bank Ltd.	15,106	317,448
Bajaj Auto Ltd.	8,987	277,697
Grasim Industries Ltd.	5,789	267,525
HCL Technologies Ltd.	16,234	331,440
HDFC Bank Ltd.	32,973	362,131
Housing Development Finance Corp. Ltd.	29,677	381,352
ITC Ltd.	74,012	385,200
Sun Pharmaceutical Industries Ltd.	31,396	288,093
Sun TV Ltd.	49,658	305,384
Tata Consultancy Services Ltd.	10,711	376,210
Yes Bank Ltd.	46,091	275,920
TOTAL INDIA		3,822,427
Indonesia - 1.8%
PT Bank Central Asia Tbk	357,500	282,802
PT Bank Rakyat Indonesia Tbk	548,000	327,550
PT Global Mediacom Tbk	1,769,500	276,546
PT Indocement Tunggal Prakarsa Tbk	199,500	328,627
PT Jasa Marga Tbk	421,500	163,900
PT Semen Gresik (Persero) Tbk	274,500	320,095
PT Surya Citra Media Tbk	1,128,500	243,498
TOTAL INDONESIA		1,943,018
Ireland - 1.3%
Accenture PLC Class A	3,892	320,000
Actavis PLC (a)	1,633	274,344
James Hardie Industries PLC CDI	24,858	287,212

	Shares	Value
Kerry Group PLC Class A	5,100	$ 354,312
Perrigo Co. PLC	1,622	248,912
TOTAL IRELAND		1,484,780
Italy - 1.6%
Azimut Holding SpA	11,800	321,906
Lottomatica SpA	9,014	274,796
Luxottica Group SpA	5,600	300,112
Pirelli & C SpA	17,200	297,668
Prada SpA	30,400	270,508
World Duty Free SpA (a)	22,775	286,371
TOTAL ITALY		1,751,361
Japan - 14.4%
Ain Pharmaciez, Inc.	6,100	299,579
Bridgestone Corp.	11,600	439,488
Chiyoda Corp.	23,000	333,880
Daikin Industries Ltd.	5,700	355,696
Daito Trust Construction Co. Ltd.	3,200	299,161
DENSO Corp.	8,700	459,610
Dentsu, Inc.	7,900	323,099
East Japan Railway Co.	5,900	469,981
Fuji Heavy Industries Ltd.	14,300	410,967
Fuji Media Holdings, Inc.	13,400	274,418
Hitachi Ltd.	67,000	508,004
Hoya Corp.	12,900	358,773
Japan Tobacco, Inc.	16,200	527,128
JGC Corp.	9,000	353,194
Kansai Paint Co. Ltd.	23,000	340,122
KDDI Corp. ADR	30,370	468,913
Keyence Corp.	967	414,055
LIXIL Group Corp.	11,000	301,976
Makita Corp.	6,400	336,593
Miraca Holdings, Inc.	6,600	311,364
Misumi Group, Inc.	8,300	260,956
MS&AD Insurance Group Holdings, Inc.	14,300	384,369
Nippon Paint Co. Ltd.	18,000	299,486
Nippon Television Network Corp.	16,700	301,522
Nomura Research Institute Ltd.	9,500	300,227
Obic Co. Ltd.	10,700	316,160
Omron Corp.	8,500	375,643
ORIX Corp.	24,700	434,025
Park24 Co. Ltd.	13,000	245,166
Rakuten, Inc.	25,700	383,532
Ryohin Keikaku Co. Ltd.	2,500	270,406
Ship Healthcare Holdings, Inc.	7,100	275,702
SMC Corp.	1,500	378,583
SoftBank Corp.	8,100	710,781
Sumitomo Mitsui Financial Group, Inc. ADR (d)	63,458	665,674
Sumitomo Mitsui Trust Holdings, Inc.	74,000	391,550
Sumitomo Osaka Cement Co. Ltd.	83,000	319,079
Taiheiyo Cement Corp.	88,000	338,426
Tokio Marine Holdings, Inc.	12,300	411,677
Common Stocks - continued
	Shares	Value
Japan - continued
Tsuruha Holdings, Inc.	3,100	$ 284,638
TV Asahi Corp.	13,200	292,790
USS Co. Ltd.	21,100	289,418
Yahoo! Japan Corp.	61,400	342,391
TOTAL JAPAN		15,858,202
Kenya - 0.3%
Equity Bank Ltd.	197,100	70,230
Safaricom Ltd.	2,358,500	296,521
TOTAL KENYA		366,751
Luxembourg - 0.3%
RTL Group SA	2,300	294,104
Mexico - 1.3%
Fomento Economico Mexicano S.A.B. de CV sponsored ADR	4,200	411,054
Grupo Aeroportuario del Pacifico SA de CV Series B	46,700	251,655
Grupo Financiero Banorte S.A.B. de CV Series O	54,600	385,108
Grupo Televisa SA de CV (CPO) sponsored ADR	12,300	372,198
TOTAL MEXICO		1,420,015
Netherlands - 0.8%
AEGON NV	36,846	349,300
European Aeronautic Defence and Space Co. (EADS) NV	7,000	537,445
TOTAL NETHERLANDS		886,745
New Zealand - 0.1%
EBOS Group Ltd.	11,611	92,624
Nigeria - 0.5%
Dangote Cement PLC	211,518	289,593
Guaranty Trust Bank PLC	1,600,693	270,402
TOTAL NIGERIA		559,995
Panama - 0.3%
Copa Holdings SA Class A	1,800	288,198
Philippines - 1.0%
Alliance Global Group, Inc.	475,300	276,188
Security Bank Corp.	111,448	290,166
SM Investments Corp.	16,572	265,376
SM Prime Holdings, Inc.	725,100	239,740
TOTAL PHILIPPINES		1,071,470
Russia - 0.8%
Magnit OJSC GDR (Reg. S)	5,800	383,960
Sberbank (Savings Bank of the Russian Federation) sponsored ADR	37,600	473,008
TOTAL RUSSIA		856,968
South Africa - 2.0%
Aspen Pharmacare Holdings Ltd.	10,600	271,538

	Shares	Value
Discovery Holdings Ltd.	33,551	$ 270,263
Life Healthcare Group Holdings Ltd.	68,400	272,948
Mr Price Group Ltd.	19,000	296,574
Nampak Ltd.	77,000	300,953
Naspers Ltd. Class N	4,700	491,063
Shoprite Holdings Ltd.	18,480	288,915
TOTAL SOUTH AFRICA		2,192,254
Spain - 1.0%
Amadeus IT Holding SA Class A	9,100	389,399
Grifols SA ADR	7,900	285,348
Inditex SA	2,760	454,872
TOTAL SPAIN		1,129,619
Sweden - 2.3%
ASSA ABLOY AB (B Shares)	8,000	422,647
Atlas Copco AB (A Shares)	15,700	435,226
Elekta AB (B Shares)	18,800	287,473
Eniro AB (a)	43,610	336,236
Hexagon AB (B Shares)	9,500	300,279
Investment AB Kinnevik (B Shares)	7,700	356,636
Svenska Cellulosa AB (SCA) (B Shares)	13,200	406,353
TOTAL SWEDEN		2,544,850
Switzerland - 2.8%
Compagnie Financiere Richemont SA Series A	6,542	651,230
DKSH Holding AG	3,158	245,333
Schindler Holding AG (Reg.)	2,470	364,388
SGS SA (Reg.)	150	345,048
Sika AG (Bearer)	77	273,714
Swatch Group AG (Bearer)	650	429,544
Syngenta AG (Switzerland)	1,297	517,110
TE Connectivity Ltd.	5,600	308,616
TOTAL SWITZERLAND		3,134,983
Thailand - 0.9%
Airports of Thailand PCL (For. Reg.)	49,600	240,087
BEC World PCL (For. Reg.)	163,000	251,273
Kasikornbank PCL (For. Reg.)	60,700	294,798
Major Cineplex Group PCL (For. Reg.)	290,100	155,023
TOTAL THAILAND		941,181
Turkey - 1.2%
Coca-Cola Icecek A/S	10,000	240,810
Enka Insaat ve Sanayi A/S	98,000	274,528
Koc Holding A/S	65,000	266,170
TAV Havalimanlari Holding A/S	42,000	301,954
Tofas Turk Otomobil Fabrikasi A/S	43,872	273,562
TOTAL TURKEY		1,357,024
United Kingdom - 17.2%
Aberdeen Asset Management PLC	43,800	362,653
Ashtead Group PLC	23,000	289,460
Associated British Foods PLC	9,300	376,538
Common Stocks - continued
	Shares	Value
United Kingdom - continued
Aveva Group PLC	7,300	$ 261,594
Babcock International Group PLC	12,700	284,964
Berkeley Group Holdings PLC	6,741	296,483
British American Tobacco PLC (United Kingdom)	17,700	950,032
British Sky Broadcasting Group PLC	22,900	320,055
BT Group PLC	83,200	524,654
Bunzl PLC	12,558	301,534
Burberry Group PLC	12,800	321,334
Capita Group PLC	22,000	378,153
Compass Group PLC	29,400	471,270
Croda International PLC	8,500	345,837
Daily Mail & General Trust PLC Class A	18,195	289,399
Diageo PLC sponsored ADR	6,100	807,762
Diploma PLC	21,548	240,856
Domino's Pizza UK & IRL PLC	33,500	284,583
easyJet PLC	12,300	312,855
Elementis PLC	63,036	280,690
Filtrona PLC	21,200	301,562
Galiform PLC	50,052	285,783
Halma PLC	29,700	296,812
IMI PLC	12,500	315,665
InterContinental Hotel Group PLC ADR	9,893	330,723
Intertek Group PLC	6,600	344,053
ITV PLC	111,354	357,730
Johnson Matthey PLC	6,616	359,349
Legal & General Group PLC	106,864	394,093
Meggitt PLC	40,300	352,026
Mondi PLC	18,200	315,247
Next PLC	4,200	379,047
Oxford Instruments PLC	9,800	286,754
Prudential PLC	26,548	593,189
Reckitt Benckiser Group PLC	7,200	571,462
Rexam PLC	40,380	354,731
Rightmove PLC	6,716	304,725
Rolls-Royce Group PLC	24,800	523,611
Rotork PLC	5,800	275,649
Royal Mail PLC	30,000	283,167
SABMiller PLC	10,700	549,456
Schroders PLC	7,300	314,058
Senior Engineering Group PLC	54,000	274,702
Spectris PLC	6,800	288,380
Sports Direct International PLC (a)	21,200	251,009
St. James's Place Capital PLC	25,771	310,678
Standard Chartered PLC (United Kingdom)	29,309	660,066
The Restaurant Group PLC	27,673	271,285
The Weir Group PLC	9,330	329,394
Travis Perkins PLC	10,889	337,552
Whitbread PLC	5,893	366,042
TOTAL UNITED KINGDOM		18,878,706

	Shares	Value
United States of America - 14.4%
Affiliated Managers Group, Inc. (a)	1,300	$ 281,944
AMETEK, Inc.	5,700	300,219
Amphenol Corp. Class A	3,330	296,969
AutoZone, Inc. (a)	600	286,764
BlackRock, Inc. Class A	900	284,823
BorgWarner, Inc.	5,200	290,732
Carlyle Group LP	7,900	281,398
CBS Corp. Class B	5,015	319,656
Colgate-Palmolive Co.	4,440	289,532
Comcast Corp. Class A	4,800	249,432
Computer Sciences Corp.	4,900	273,812
Cummins, Inc.	2,144	302,240
Danaher Corp.	3,800	293,360
Estee Lauder Companies, Inc. Class A	3,396	255,787
Fidelity National Information Services, Inc.	4,597	246,767
Fiserv, Inc. (a)	4,236	250,136
FMC Corp.	4,000	301,840
Google, Inc. Class A (a)	300	336,213
Home Depot, Inc.	3,659	301,282
Honeywell International, Inc.	2,998	273,927
KKR & Co. LP	10,800	262,872
Las Vegas Sands Corp.	3,458	272,732
Live Nation Entertainment, Inc. (a)	15,900	314,184
Lorillard, Inc.	4,900	248,332
Lowe's Companies, Inc.	5,700	282,435
MasterCard, Inc. Class A	400	334,184
McGraw-Hill Companies, Inc.	4,011	313,660
Mead Johnson Nutrition Co. Class A	3,183	266,608
Mettler-Toledo International, Inc. (a)	1,000	242,590
Monsanto Co.	2,300	268,065
Moody's Corp.	3,820	299,755
Mylan, Inc. (a)	5,914	256,668
NIKE, Inc. Class B	3,300	259,512
PetSmart, Inc.	3,400	247,350
Philip Morris International, Inc.	3,400	296,242
PPG Industries, Inc.	1,645	311,991
Precision Castparts Corp.	1,087	292,729
priceline.com, Inc. (a)	240	278,976
ResMed, Inc. (d)	5,400	254,232
Rockwell Automation, Inc.	2,346	277,203
Roper Industries, Inc.	2,000	277,360
Sherwin-Williams Co.	1,500	275,250
Sirona Dental Systems, Inc. (a)	3,800	266,760
The Blackstone Group LP	9,300	292,950
The Walt Disney Co.	4,140	316,296
Thermo Fisher Scientific, Inc.	2,500	278,375
Tiffany & Co., Inc.	2,675	248,187
Time Warner, Inc.	3,900	271,908
Twenty-First Century Fox, Inc. Class A	8,200	288,476
Union Pacific Corp.	1,700	285,600
United Technologies Corp.	2,611	297,132
Common Stocks - continued
	Shares	Value
United States of America - continued
Viacom, Inc. Class B (non-vtg.)	3,551	$ 310,144
Visa, Inc. Class A	1,500	334,020
W.R. Grace & Co. (a)	2,551	252,217
Waddell & Reed Financial, Inc. Class A	3,900	253,968
Yahoo!, Inc. (a)	6,300	254,772
TOTAL UNITED STATES OF AMERICA		15,800,568
TOTAL COMMON STOCKS (Cost $89,860,158)		107,033,469
Nonconvertible Preferred Stocks - 1.3%

Brazil - 0.7%
Ambev SA sponsored ADR	59,500	437,325
Itausa-Investimentos Itau SA (PN)	83,000	315,926
TOTAL BRAZIL		753,251
Germany - 0.6%
Porsche Automobil Holding SE (Germany)	3,528	367,214
Sartorius AG (non-vtg.)	2,555	304,110
TOTAL GERMANY		671,324
United Kingdom - 0.0%
Rolls-Royce Group PLC Series C	1,995,200	3,304
TOTAL NONCONVERTIBLE PREFERRED STOCKS (Cost $1,290,014)		1,427,879
Money Market Funds - 2.8%
	Shares	Value
Fidelity Cash Central Fund, 0.11% (b)	2,100,902	$ 2,100,902
Fidelity Securities Lending Cash Central Fund, 0.11% (b)(c)	967,200	967,200
TOTAL MONEY MARKET FUNDS (Cost $3,068,102)		3,068,102
TOTAL INVESTMENT PORTFOLIO - 101.4% (Cost $94,218,274)		111,529,450
NET OTHER ASSETS (LIABILITIES) - (1.4)%		(1,587,115)
NET ASSETS - 100%		$ 109,942,335
Legend
(a) Non-income producing

(b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 1,357
Fidelity Securities Lending Cash Central Fund	21,011
Total	$ 22,368
Other Information
Categorizations in the Schedule of Investments are based on country or territory of incorporation.

The following is a summary of the inputs used, as of December 31, 2013, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 27,066,511	$ 22,394,809	$ 4,671,702	$ -
Consumer Staples	11,808,540	8,651,244	3,157,296	-
Energy	306,286	-	306,286	-
Financials	15,692,636	10,426,450	5,266,186	-
Health Care	8,684,110	7,445,111	1,238,999	-
Industrials	21,844,801	17,865,100	3,979,701	-
Information Technology	11,420,650	8,492,618	2,928,032	-
Materials	9,636,945	6,906,475	2,730,470	-
Telecommunication Services	2,000,869	765,434	1,235,435	-
Money Market Funds	3,068,102	3,068,102	-	-
Total Investments in Securities:	$ 111,529,450	$ 86,015,343	$ 25,514,107	$ -

The following is a summary of transfers between Level 1 and Level 2 for the period ended December 31, 2013. Transfers are assumed to have occurred at the beginning of the period, and are primarily attributable to the valuation techniques used for foreign equity securities, as discussed in the accompanying Notes to Financial Statements:

Transfers	Total
Level 1 to Level 2	$ 249,841
Level 2 to Level 1	$ 13,541,891

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	December 31, 2013

Assets
Investment in securities, at value (including securities loaned of $940,338) - See accompanying schedule: Unaffiliated issuers (cost $91,150,172)	$ 108,461,348
Fidelity Central Funds (cost $3,068,102)	3,068,102
Total Investments (cost $94,218,274)		$ 111,529,450
Foreign currency held at value (cost $112,885)		112,885
Receivable for investments sold		1,168,746
Receivable for fund shares sold		396,111
Dividends receivable		128,901
Distributions receivable from Fidelity Central Funds		859
Prepaid expenses		222
Receivable from investment adviser for expense reductions		19,366
Other receivables		50,057
Total assets		113,406,597

Liabilities
Payable for investments purchased	$ 2,269,175
Payable for fund shares redeemed	271
Accrued management fee	60,681
Distribution and service plan fees payable	513
Other affiliated payables	15,925
Other payables and accrued expenses	150,497
Collateral on securities loaned, at value	967,200
Total liabilities		3,464,262

Net Assets		$ 109,942,335
Net Assets consist of:
Paid in capital		$ 107,826,836
Undistributed net investment income		1,347
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(15,109,749)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		17,223,901
Net Assets		$ 109,942,335

Statement of Assets and Liabilities - continued

December 31, 2013

Initial Class: Net Asset Value, offering price and redemption price per share ($2,404,145 ÷ 189,543 shares)	$ 12.68

Service Class: Net Asset Value, offering price and redemption price per share ($111,230 ÷ 8,785 shares)	$ 12.66

Service Class 2: Net Asset Value, offering price and redemption price per share ($2,373,868 ÷ 188,296 shares)	$ 12.61

Initial Class R: Net Asset Value, offering price and redemption price per share ($17,791,167 ÷ 1,402,702 shares)	$ 12.68

Service Class R: Net Asset Value, offering price and redemption price per share ($111,230 ÷ 8,785 shares)	$ 12.66

Service Class 2R: Net Asset Value, offering price and redemption price per share ($121,478 ÷ 9,605 shares)	$ 12.65

Investor Class R: Net Asset Value, offering price and redemption price per share ($87,029,217 ÷ 6,909,921 shares)	$ 12.59

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended December 31, 2013

Investment Income
Dividends		$ 1,614,457
Income from Fidelity Central Funds		22,368
Income before foreign taxes withheld		1,636,825
Less foreign taxes withheld		(113,053)
Total income		1,523,772

Expenses
Management fee	$ 563,333
Transfer agent fees	109,847
Distribution and service plan fees	2,459
Accounting and security lending fees	41,706
Custodian fees and expenses	185,984
Independent trustees' compensation	397
Audit	94,440
Legal	550
Interest	188
Miscellaneous	656
Total expenses before reductions	999,560
Expense reductions	(91,152)	908,408
Net investment income (loss)		615,364
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers (net of foreign taxes of $19,506)	7,115,802
Foreign currency transactions	(11,229)
Total net realized gain (loss)		7,104,573
Change in net unrealized appreciation (depreciation) on: Investment securities (net of increase in deferred foreign taxes of $48,411)	8,281,413
Assets and liabilities in foreign currencies	(3,647)
Total change in net unrealized appreciation (depreciation)		8,277,766
Net gain (loss)		15,382,339
Net increase (decrease) in net assets resulting from operations		$ 15,997,703

Statement of Changes in Net Assets

	Year ended December 31, 2013	Year ended December 31, 2012
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 615,364	$ 438,350
Net realized gain (loss)	7,104,573	780,847
Change in net unrealized appreciation (depreciation)	8,277,766	8,306,305
Net increase (decrease) in net assets resulting from operations	15,997,703	9,525,502
Distributions to shareholders from net investment income	(596,439)	(486,943)
Distributions to shareholders from net realized gain	(84,330)	-
Total distributions	(680,769)	(486,943)
Share transactions - net increase (decrease)	33,588,933	15,248,354
Redemption fees	16,383	6,117
Total increase (decrease) in net assets	48,922,250	24,293,030

Net Assets
Beginning of period	61,020,085	36,727,055
End of period (including undistributed net investment income of $1,347 and distributions in excess of net investment income of $2,227, respectively)	$ 109,942,335	$ 61,020,085

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Initial Class

Years ended December 31,	2013	2012	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 10.50	$ 8.42	$ 9.74	$ 8.60	$ 5.61
Income from Investment Operations
Net investment income (loss) C	.10	.10	.08	.10	.07
Net realized and unrealized gain (loss)	2.17	2.08	(1.30)	1.24	3.07
Total from investment operations	2.27	2.18	(1.22)	1.34	3.14
Distributions from net investment income	(.08)	(.10)	(.09)	(.11)	(.06)
Distributions from net realized gain	(.01)	-	(.01)	(.10)	(.09)
Total distributions	(.09)	(.10)	(.10)	(.20) H	(.15)
Redemption fees added to paid in capital C, G	-	-	-	-	-
Net asset value, end of period	$ 12.68	$ 10.50	$ 8.42	$ 9.74	$ 8.60
Total Return A, B	21.62%	25.91%	(12.57)%	15.73%	56.04%
Ratios to Average Net Assets D, F
Expenses before reductions	1.17%	1.25%	1.30%	1.60%	1.81%
Expenses net of fee waivers, if any	1.10%	1.10%	1.10%	1.10%	1.10%
Expenses net of all reductions	1.07%	1.05%	1.03%	.96%	.93%
Net investment income (loss)	.84%	1.07%	.88%	1.19%	1.03%
Supplemental Data
Net assets, end of period (000 omitted)	$ 2,404	$ 573	$ 511	$ 732	$ 645
Portfolio turnover rate E	153%	137%	236%	463%	416%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

H Total distributions of $.20 per share is comprised of distributions from net investment income of $.105 and distributions from net realized gain of $.097 per share.

Financial Highlights - Service Class

Years ended December 31,	2013	2012	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 10.49	$ 8.41	$ 9.72	$ 8.58	$ 5.61
Income from Investment Operations
Net investment income (loss) C	.08	.09	.07	.10	.06
Net realized and unrealized gain (loss)	2.17	2.08	(1.29)	1.23	3.05
Total from investment operations	2.25	2.17	(1.22)	1.33	3.11
Distributions from net investment income	(.07)	(.09)	(.08)	(.10)	(.05)
Distributions from net realized gain	(.01)	-	(.01)	(.10)	(.09)
Total distributions	(.08)	(.09)	(.09)	(.19) H	(.14)
Redemption fees added to paid in capital C, G	-	-	-	-	-
Net asset value, end of period	$ 12.66	$ 10.49	$ 8.41	$ 9.72	$ 8.58
Total Return A, B	21.44%	25.83%	(12.60)%	15.65%	55.52%
Ratios to Average Net Assets D, F
Expenses before reductions	1.28%	1.35%	1.42%	1.67%	1.73%
Expenses net of fee waivers, if any	1.20%	1.20%	1.20%	1.20%	1.20%
Expenses net of all reductions	1.17%	1.15%	1.14%	1.05%	1.04%
Net investment income (loss)	.73%	.96%	.78%	1.09%	.92%
Supplemental Data
Net assets, end of period (000 omitted)	$ 111	$ 94	$ 75	$ 100	$ 117
Portfolio turnover rate E	153%	137%	236%	463%	416%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

H Total distributions of $.19 per share is comprised of distributions from net investment income of $.095 and distributions from net realized gain of $.097 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Service Class 2

Years ended December 31,	2013	2012	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 10.46	$ 8.40	$ 9.72	$ 8.57	$ 5.60
Income from Investment Operations
Net investment income (loss) C	.07	.08	.06	.08	.05
Net realized and unrealized gain (loss)	2.16	2.07	(1.30)	1.24	3.05
Total from investment operations	2.23	2.15	(1.24)	1.32	3.10
Distributions from net investment income	(.07)	(.09)	(.07)	(.07)	(.04)
Distributions from net realized gain	(.01)	-	(.01)	(.10)	(.09)
Total distributions	(.08)	(.09)	(.08)	(.17)	(.13)
Redemption fees added to paid in capital C, G	-	-	-	-	-
Net asset value, end of period	$ 12.61	$ 10.46	$ 8.40	$ 9.72	$ 8.57
Total Return A, B	21.33%	25.61%	(12.74)%	15.53%	55.44%
Ratios to Average Net Assets D, F
Expenses before reductions	1.46%	1.49%	1.58%	1.88%	2.02%
Expenses net of fee waivers, if any	1.35%	1.35%	1.35%	1.35%	1.35%
Expenses net of all reductions	1.32%	1.29%	1.28%	1.21%	1.19%
Net investment income (loss)	.59%	.82%	.63%	.94%	.77%
Supplemental Data
Net assets, end of period (000 omitted)	$ 2,374	$ 1,476	$ 166	$ 115	$ 424
Portfolio turnover rate E	153%	137%	236%	463%	416%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

Financial Highlights - Initial Class R

Years ended December 31,	2013	2012	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 10.50	$ 8.42	$ 9.74	$ 8.60	$ 5.62
Income from Investment Operations
Net investment income (loss) C	.10	.10	.08	.10	.07
Net realized and unrealized gain (loss)	2.17	2.08	(1.30)	1.24	3.06
Total from investment operations	2.27	2.18	(1.22)	1.34	3.13
Distributions from net investment income	(.08)	(.10)	(.09)	(.11)	(.06)
Distributions from net realized gain	(.01)	-	(.01)	(.10)	(.09)
Total distributions	(.09)	(.10)	(.10)	(.20) H	(.15)
Redemption fees added to paid in capital C, G	-	-	-	-	-
Net asset value, end of period	$ 12.68	$ 10.50	$ 8.42	$ 9.74	$ 8.60
Total Return A, B	21.65%	25.91%	(12.57)%	15.73%	55.76%
Ratios to Average Net Assets D, F
Expenses before reductions	1.21%	1.28%	1.33%	1.55%	1.60%
Expenses net of fee waivers, if any	1.10%	1.10%	1.10%	1.10%	1.10%
Expenses net of all reductions	1.07%	1.05%	1.03%	.95%	.93%
Net investment income (loss)	.83%	1.07%	.88%	1.19%	1.02%
Supplemental Data
Net assets, end of period (000 omitted)	$ 17,791	$ 18,575	$ 10,557	$ 15,305	$ 17,150
Portfolio turnover rate E	153%	137%	236%	463%	416%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

H Total distributions of $.20 per share is comprised of distributions from net investment income of $.105 and distributions from net realized gain of $.097 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Service Class R

Years ended December 31,	2013	2012	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 10.49	$ 8.41	$ 9.72	$ 8.58	$ 5.61
Income from Investment Operations
Net investment income (loss) C	.08	.09	.07	.10	.06
Net realized and unrealized gain (loss)	2.17	2.08	(1.29)	1.23	3.05
Total from investment operations	2.25	2.17	(1.22)	1.33	3.11
Distributions from net investment income	(.07)	(.09)	(.08)	(.10)	(.05)
Distributions from net realized gain	(.01)	-	(.01)	(.10)	(.09)
Total distributions	(.08)	(.09)	(.09)	(.19) H	(.14)
Redemption fees added to paid in capital C, G	-	-	-	-	-
Net asset value, end of period	$ 12.66	$ 10.49	$ 8.41	$ 9.72	$ 8.58
Total Return A, B	21.44%	25.83%	(12.60)%	15.65%	55.52%
Ratios to Average Net Assets D, F
Expenses before reductions	1.28%	1.35%	1.42%	1.67%	1.73%
Expenses net of fee waivers, if any	1.20%	1.20%	1.20%	1.20%	1.20%
Expenses net of all reductions	1.17%	1.15%	1.14%	1.05%	1.04%
Net investment income (loss)	.73%	.96%	.78%	1.09%	.92%
Supplemental Data
Net assets, end of period (000 omitted)	$ 111	$ 94	$ 75	$ 100	$ 117
Portfolio turnover rate E	153%	137%	236%	463%	416%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

H Total distributions of $.19 per share is comprised of distributions from net investment income of $.095 and distributions from net realized gain of $.097 per share.

Financial Highlights - Service Class 2R

Years ended December 31,	2013	2012	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 10.47	$ 8.40	$ 9.71	$ 8.57	$ 5.60
Income from Investment Operations
Net investment income (loss) C	.07	.08	.06	.08	.05
Net realized and unrealized gain (loss)	2.17	2.07	(1.30)	1.23	3.05
Total from investment operations	2.24	2.15	(1.24)	1.31	3.10
Distributions from net investment income	(.05)	(.08)	(.06)	(.08)	(.04)
Distributions from net realized gain	(.01)	-	(.01)	(.10)	(.09)
Total distributions	(.06)	(.08)	(.07)	(.17) H	(.13)
Redemption fees added to paid in capital C, G	-	-	-	-	-
Net asset value, end of period	$ 12.65	$ 10.47	$ 8.40	$ 9.71	$ 8.57
Total Return A, B	21.40%	25.56%	(12.77)%	15.45%	55.36%
Ratios to Average Net Assets D, F
Expenses before reductions	1.43%	1.50%	1.57%	1.83%	1.87%
Expenses net of fee waivers, if any	1.35%	1.35%	1.35%	1.35%	1.35%
Expenses net of all reductions	1.32%	1.30%	1.28%	1.21%	1.19%
Net investment income (loss)	.58%	.82%	.63%	.94%	.77%
Supplemental Data
Net assets, end of period (000 omitted)	$ 121	$ 102	$ 81	$ 109	$ 155
Portfolio turnover rate E	153%	137%	236%	463%	416%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

H Total distributions of $.17 per share is comprised of distributions from net investment income of $.077 and distributions from net realized gain of $.097 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Investor Class R

Years ended December 31,	2013	2012	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 10.43	$ 8.37	$ 9.69	$ 8.56	$ 5.60
Income from Investment Operations
Net investment income (loss) C	.09	.09	.07	.10	.07
Net realized and unrealized gain (loss)	2.15	2.07	(1.29)	1.23	3.04
Total from investment operations	2.24	2.16	(1.22)	1.33	3.11
Distributions from net investment income	(.07)	(.10)	(.09)	(.11)	(.06)
Distributions from net realized gain	(.01)	-	(.01)	(.10)	(.09)
Total distributions	(.08)	(.10)	(.10)	(.20) H	(.15)
Redemption fees added to paid in capital C, G	-	-	-	-	-
Net asset value, end of period	$ 12.59	$ 10.43	$ 8.37	$ 9.69	$ 8.56
Total Return A, B	21.50%	25.81%	(12.63)%	15.69%	55.61%
Ratios to Average Net Assets D, F
Expenses before reductions	1.26%	1.34%	1.39%	1.63%	1.68%
Expenses net of fee waivers, if any	1.18%	1.18%	1.18%	1.18%	1.18%
Expenses net of all reductions	1.15%	1.13%	1.12%	1.04%	1.01%
Net investment income (loss)	.75%	.99%	.80%	1.11%	.94%
Supplemental Data
Net assets, end of period (000 omitted)	$ 87,029	$ 40,107	$ 25,262	$ 29,249	$ 27,695
Portfolio turnover rate E	153%	137%	236%	463%	416%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

H Total distributions of $.20 per share is comprised of distributions from net investment income of $.105 and distributions from net realized gain of $.097 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended December 31, 2013

1. Organization.

VIP International Capital Appreciation Portfolio (the Fund) is a fund of Variable Insurance Products Fund II (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Shares of the Fund may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts. The Fund offers the following classes of shares: Initial Class shares, Service Class shares, Service Class 2 shares, Initial Class R shares, Service Class R shares, Service Class 2R shares and Investor Class R shares. All classes have equal rights and voting privileges, except for matters affecting a single class. The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. In accordance with valuation policies and procedures approved by the Board of Trustees (the Board), the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Fidelity Management & Research Company (FMR) Fair Value Committee (the Committee), in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and is responsible for approving and reporting to the Board all fair value determinations.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Annual Report

3. Significant Accounting Policies - continued

Investment Valuation - continued

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of December 31, 2013, including information on transfers between Levels 1 and 2 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Subsequent to ex-dividend date the Fund determines the components of these distributions, based upon receipt of tax filings or other correspondence relating to the underlying investment. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of December 31, 2013, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on capital gains by certain countries in which it invests. An estimated deferred tax liability for net unrealized appreciation on the applicable securities is included in Other payables and accrued expenses on the Statement of Assets & Liabilities.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, certain foreign taxes, passive foreign investment companies (PFIC), partnerships, capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 18,080,619
Gross unrealized depreciation	(1,225,838)
Net unrealized appreciation (depreciation) on securities and other investments	$ 16,854,781

Tax Cost	$ 94,674,669

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 1,347
Capital loss carryforward	$ (14,653,354)
Net unrealized appreciation (depreciation)	$ 16,836,799

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

Fiscal year of expiration
2016	$ (10,224,172)
2017	(4,429,182)
Total capital loss carryforward	$ (14,653,354)

The tax character of distributions paid was as follows:

	December 31, 2013	December 31, 2012
Ordinary Income	$ 680,769	$ 486,943

Trading (Redemption) Fees. Initial Class R shares, Service Class R shares, Service Class 2R shares and Investor Class R shares held by investors less than 60 days may be subject to a redemption fee equal to 1% of the NAV of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $159,044,042 and $121,905,189, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .70% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate 12b-1 Plans for each Service Class of shares. Each Service Class pays Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, a service fee. For the period, the service fee is based on an annual rate of .10% of Service Class' and Service Class R's average net assets and .25% of Service Class 2's and Service Class 2R's average net assets.

Annual Report

5. Fees and Other Transactions with Affiliates - continued

Distribution and Service Plan Fees - continued

For the period, total fees, all of which were re-allowed to insurance companies for the distribution of shares and providing shareholder support services were as follows:

Service Class	$ 102
Service Class 2	1,977
Service Class R	102
Service Class 2R	278
$ 2,459

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of the investment adviser, is the Fund's transfer, dividend disbursing, and shareholder servicing agent. FIIOC receives an asset-based fee with respect to each class. Each class (with the exception of Investor Class R) pays a transfer agent fee, excluding out of pocket expenses, equal to an annual rate of .07% of average net assets. Investor Class R pays a monthly asset-based transfer agent fee of .15% of average net assets. In addition, FIIOC receives an asset-based fee of ..0035% of average net assets for typesetting, printing and mailing of shareholder reports, except proxy statements. FIIOC voluntarily agreed to reimburse or waive this fee for the period January 1, 2013 through December 31, 2013 (see Expense Reductions note). For the period, transfer agent fees for each class, including printing and out of pocket expenses, were as follows:

Initial Class	$ 689
Service Class	70
Service Class 2	543
Initial Class R	13,314
Service Class R	70
Service Class 2R	76
Investor Class R	95,085
$ 109,847

Effective February 1, 2014, the Board of Trustees approved an amendment to the transfer agent fee agreement whereby each class (with the exception of Investor Class R) pays a single fee of .07% of average net assets for transfer agent services, typesetting, printing and mailing of shareholder reports, excluding mailing of proxy statements and out of pocket expenses. Investor Class R pays a single fee of .15% of average net assets.

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $1,077 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 4,278,500.40%		$ 188

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $144 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

Annual Report

Notes to Financial Statements - continued

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $21,011. During the period, there were no securities loaned to FCM.

8. Expense Reductions.

In addition to FIIOC reimbursing or waiving a portion of its transfer agent fees, the investment adviser voluntarily agreed to reimburse each class to the extent annual operating expenses exceeded certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, including commitment fees, are excluded from this reimbursement.

Expenses were reimbursed and/or waived for the following classes during the period:

	Expense Limitations	Reimbursement/ Waiver
Initial Class	1.10%	$ 709
Service Class	1.20%	79
Service Class 2	1.35%	927
Initial Class R	1.10%	17,587
Service Class R	1.20%	80
Service Class 2R	1.35%	87
Investor Class R	1.18%	47,964
		$ 67,433

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $23,719 for the period.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended December 31,	2013	2012
From net investment income
Initial Class	$ 13,323	$ 5,389
Service Class	580	807
Service Class 2	12,602	12,868
Initial Class R	108,813	109,490
Service Class R	580	807
Service Class 2R	461	735
Investor Class R	460,080	356,847
Total	$ 596,439	$ 486,943
From net realized gain
Initial Class	$ 1,753	$ -
Service Class	88	-
Service Class 2	1,853	-
Initial Class R	13,774	-
Service Class R	88	-
Service Class 2R	96	-
Investor Class R	66,678	-
Total	$ 84,330	$ -

Annual Report

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended December 31,	2013	2012	2013	2012
Initial Class
Shares sold	225,575	8,980	$ 2,755,189	$ 86,362
Reinvestment of distributions	1,244	520	15,076	5,389
Shares redeemed	(91,808)	(15,676)	(1,113,813)	(145,102)
Net increase (decrease)	135,011	(6,176)	$ 1,656,452	$ (53,351)
Service Class
Reinvestment of distributions	55	78	668	807
Shares redeemed	(213)	-	(2,620)	-
Net increase (decrease)	(158)	78	$ (1,952)	$ 807
Service Class 2
Shares sold	205,988	181,170	$ 2,464,727	$ 1,780,864
Reinvestment of distributions	1,200	1,247	14,455	12,868
Shares redeemed	(160,020)	(61,074)	(1,773,723)	(559,878)
Net increase (decrease)	47,168	121,343	$ 705,459	$ 1,233,854
Initial Class R
Shares sold	671,810	976,500	$ 7,638,454	$ 9,996,676
Reinvestment of distributions	10,114	10,557	122,587	109,490
Shares redeemed	(1,047,613)	(472,161)	(11,628,951)	(4,456,994)
Net increase (decrease)	(365,689)	514,896	$ (3,867,910)	$ 5,649,172
Service Class R
Reinvestment of distributions	55	78	668	807
Shares redeemed	(213)	-	(2,620)	-
Net increase (decrease)	(158)	78	$ (1,952)	$ 807
Service Class 2R
Reinvestment of distributions	46	71	557	735
Shares redeemed	(187)	-	(2,298)	-
Net increase (decrease)	(141)	71	$ (1,741)	$ 735
Investor Class R
Shares sold	3,811,446	1,363,457	$ 43,371,608	$ 13,420,273
Reinvestment of distributions	43,751	34,641	526,758	356,847
Shares redeemed	(790,106)	(571,301)	(8,797,789)	(5,360,790)
Net increase (decrease)	3,065,091	826,797	$ 35,100,577	$ 8,416,330

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, the investment adviser or its affiliates were the owners of record of 96% of the total outstanding shares of the Fund.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Variable Insurance Products Fund II and the Shareholders of VIP International Capital Appreciation Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of VIP International Capital Appreciation Portfolio (a fund of Variable Insurance Products Fund II) at December 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the VIP International Capital Appreciation Portfolio's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2013 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

February 14, 2014

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, Ned C. Lautenbach, Ronald P. O'Hanley, and William S. Stavropoulos, each of the Trustees oversees 173 funds. Mr. Curvey oversees 396 funds. Mr. Lautenbach, Mr. O'Hanley, and Mr. Stavropoulos each oversees 247 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity fund's valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of FMR's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
James C. Curvey (1935)
Year of Election or Appointment: 2007 Trustee Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity funds. Mr. Curvey is a Director of Fidelity Investments Money Management, Inc. (2009-present), Director of Fidelity Research & Analysis Co. (2009-present) and Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey was the Vice Chairman (2006-2007) and Director (2000-2007) of FMR Corp.

Ronald P. O'Hanley (1957)
Year of Election or Appointment: 2011 Trustee

Mr. O'Hanley also serves as Trustee of other Fidelity funds. He is Director of Fidelity SelectCo, LLC (2013-present), FMR Co., Inc. (2010-present), Director of Fidelity Investments Money Management, Inc. (2010-present), Director of Fidelity Research & Analysis Company (2010-present), President of Fidelity Asset Management and Corporate Services and a Member of Fidelity's Executive Committee (2010-present). Previously, Mr. O'Hanley served as President and Chief Executive Officer of BNY Mellon Asset Management (2007-2010). Mr. O'Hanley also served as Vice Chairman of Bank New York Mellon Corp. and a member of that firm's Executive Committee. Prior to the 2007 merger of The Bank of New York and Mellon Financial Corporation, he was Vice Chairman of Mellon Financial Corporation and President and Chief Executive Officer of Mellon Asset Management. He joined Mellon in February 1997. Mr. O'Hanley currently serves as Chairman of the Boston Public Library Foundation Board of Directors and sits on the Board of Directors of Beth Israel Deaconess Medical Center, the Board of Trustees of the Marine Biological Laboratory and the Advisory Board of the Maxwell School of Citizenship and Public Administration at Syracuse University. Mr. O'Hanley also chairs the Council on Asset Management for the Financial Services Roundtable and is a member of the Board of Directors of Institutional Investor's U.S. Institute.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Trustees and Officers - continued

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (1948)
Year of Election or Appointment: 2005 Trustee

Mr. Dirks also serves as Trustee of other Fidelity funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (1953)
Year of Election or Appointment: 2008 Trustee

Mr. Lacy also serves as Trustee of other Fidelity funds. Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes, 2010-present), Earth Fare, Inc. (retail grocery, 2012-present), The Hillman Companies, Inc. (hardware wholesalers, 2010-present), and Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for the Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (1944)
Year of Election or Appointment: 2000 Trustee Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity funds. Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (2012-present) and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (1944)
Year of Election or Appointment: 2008 Trustee

Mr. Mauriello also serves as Trustee of other Fidelity funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (1950)
Year of Election or Appointment: 2011 Trustee

Mr. Selander also serves as Trustee of other Fidelity funds. Previously, Mr. Selander served as a Member of the Advisory Board of other Fidelity funds (2011), and Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (1944)
Year of Election or Appointment: 2005 Trustee

Ms. Small also serves as Trustee of other Fidelity funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)
Year of Election or Appointment: 2001 Trustee Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and Maersk Inc. (industrial conglomerate), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)
Year of Election or Appointment: 2008 Trustee

Mr. Thomas also serves as Trustee of other Fidelity funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), and as a member of the Board of Directors of Interpublic Group of Companies, Inc. (marketing communication, 2004-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Member and Officers:

Correspondence intended for each officer and Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation
Peter S. Lynch (1944)
Year of Election or Appointment: 2003 Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Elizabeth Paige Baumann (1968)
Year of Election or Appointment: 2012 Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer of FMR LLC (2012-present) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

William C. Coffey (1969)
Year of Election or Appointment: 2009 Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)
Year of Election or Appointment: 2010 Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Adrien E. Deberghes (1967)
Year of Election or Appointment: 2008 Deputy Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (1969)
Year of Election or Appointment: 2010 Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Scott C. Goebel (1968)
Year of Election or Appointment: 2008 Secretary and Chief Legal Officer (CLO)

Mr. Goebel serves as Secretary and CLO of other funds. Mr. Goebel also serves as Secretary of Fidelity Investments Money Management, Inc. (FIMM) (2010-present) and Fidelity Research and Analysis Company (FRAC) (2010-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), and Fidelity Management & Research (U.K.) Inc. (2008-present). Previously, Mr. Goebel served as Secretary and CLO of other Fidelity funds (2008-2013), Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007). Mr. Goebel has been employed by FMR LLC or an affiliate since 2001.

Joseph A. Hanlon (1968)
Year of Election or Appointment: 2012 Chief Compliance Officer

Mr. Hanlon also serves as Chief Compliance Officer of other funds. Mr. Hanlon serves as Compliance Officer of FMR, FMR Co., Inc., Fidelity Investments Money Management, Inc. (FIMM), Fidelity Research and Analysis Company (FRAC), and Fidelity Management & Research (Hong Kong) (2009-present), as Senior Vice President of the Fidelity Asset Management Division (2009-present), and is an employee of Fidelity Investments. Previously, Mr. Hanlon served as Compliance Officer of Fidelity Management & Research (Japan) Inc. (2009-2013), Strategic Advisers, Inc. (2009-2013), and Fidelity Management & Research (U.K.) Inc. (2009-2013).

Bruce T. Herring (1965)
Year of Election or Appointment: 2006 Vice President of certain Equity Funds

Mr. Herring also serves as Vice President of other funds. He serves as Chief Investment Officer of Fidelity Global Asset Allocation (GAA) (2013-present), Group Chief Investment Officer of FMR, and President of Fidelity Research & Analysis Company (2010-present). Previously, Mr. Herring served as Chief Investment Officer and Director of Fidelity Management & Research (U.K.) Inc. (2010-2013), Vice President (2005-2006) and Senior Vice President (2006-2007) of Fidelity Management & Research Company, Vice President of FMR Co., Inc. (2001-2007), and as a portfolio manager for Fidelity U.S. Equity Funds.

Brian B. Hogan (1964)
Year of Election or Appointment: 2009 Vice President

Mr. Hogan also serves as Vice President of other funds. Mr. Hogan serves as President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Chris Maher (1972)
Year of Election or Appointment: 2013 Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of FMR's Program Management Group (2010-2013), and Vice President of Valuation Oversight (2008-2010).

Christine Reynolds (1958)
Year of Election or Appointment: 2008 Chief Financial Officer

Ms. Reynolds also serves as Chief Financial Officer of other funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Kenneth B. Robins (1969)
Year of Election or Appointment: 2008 President and Treasurer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (2013-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served in other fund officer roles.

Gary W. Ryan (1958)
Year of Election or Appointment: 2005 Assistant Treasurer

Mr. Ryan also serves as Assistant Treasurer of other funds. Mr. Ryan is an employee of Fidelity Investments and has served in other fund officer roles. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Stephen Sadoski (1971)
Year of Election or Appointment: 2012 Deputy Treasurer

Mr. Sadoski also serves as Deputy Treasurer of other funds. He is an employee of Fidelity Investments (2012-present) and has served in another fund officer role. Prior to joining Fidelity Investments, Mr. Sadoski served as an assistant chief accountant in the Division of Investment Management of the Securities and Exchange Commission (SEC) (2009-2012) and as a senior manager at Deloitte & Touche LLP (1997-2009).

Stacie M. Smith (1974)
Year of Election or Appointment: 2013 Deputy Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009).

Renee Stagnone (1975)
Year of Election or Appointment: 2013 Deputy Treasurer
Ms. Stagnone also serves as Deputy Treasurer of other funds. Ms. Stagnone is an employee of Fidelity Investments.
Joseph F. Zambello (1957)
Year of Election or Appointment: 2011 Deputy Treasurer

Mr. Zambello also serves as Deputy Treasurer of other funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of FMR's Program Management Group (2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Annual Report

Distributions (Unaudited)

The percentage of dividends distributed during the fiscal year representing income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
Initial Class R	12 /13 /2013	$0.101	$0.0119
Service Class R	12 /13 /2013	$0.088	$0.0119
Service Class 2R	12 /13 /2013	$0.070	$0.0119
Investor Class R	12 /13 /2013	$0.091	$0.0119

Initial Class R designates 15%, Service Class R designates 17%, Service Class 2R designates 22%, and Investor Class R designates 17% of the dividends distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

VIP International Capital Appreciation Portfolio

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees, each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2013 meeting, the Board, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale exist and would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is a part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the investment adviser, Fidelity Management & Research Company (FMR), and the sub-advisers (together, the Investment Advisers) as it relates to the fund, including the backgrounds of the fund's investment personnel, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund.

Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of the Investment Advisers' investment staff, including its size, education, experience, and resources, as well as the Investment Advisers' approach to recruiting, training, managing, and compensating investment personnel. The Board noted that FMR has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board believes that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered the Investment Advisers' trading and risk management capabilities and resources, which are an integral part of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

Annual Report

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and to the support of the senior management team that oversees asset management; (ii) persisting in efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs for global and income-oriented solutions; (iv) continuing to launch dedicated lower cost underlying funds to meet portfolio construction needs related to expanding underlying fund options for Fidelity funds of funds, specifically for the Freedom Fund product lines; (v) rationalizing product lines and gaining increased efficiencies through the mergers of several funds into other funds; (vi) strengthening Fidelity's index fund offerings by reducing investment minimums and adopting or lowering existing expense caps for certain funds and classes; (vii) enhancing Global Asset Allocation product offerings by launching new funds and strategies, including "open architecture" target date funds that utilize affiliated and unaffiliated sub-advisers; (viii) modifying the eligibility criteria for Institutional Class shares of Advisor funds to increase their marketability to a portion of the defined contribution plan market; (ix) creating a new low-cost retirement share class for certain Advisor funds to appeal to large retirement plans; (x) transitioning the management of certain Fidelity commodity funds to Geode Capital Management LLC, a registered commodity pool operator, while retaining administrative responsibilities for the funds; (xi) reorganizing a number of funds; and (xii) taking steps toward establishing a new Fidelity adviser to manage sector-based funds and products.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

The Board took into account discussions with the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board periodically considers annualized return information for the fund, for different time periods, measured against a securities market index ("benchmark index") and a peer group of mutual funds with similar objectives ("peer group"). In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and the Investment Advisers' explanations for any overperformance or underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved.  In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods which may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following:  general market conditions; issuer-specific information; tactical opportunities for investment; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods, as shown below. Returns are shown compared to the 25th percentile (top of box) and 75th percentile (bottom of box) of the peer universe. Returns of the benchmark index are "net MA," i.e., adjusted for tax withholding rates applicable to U.S.-based mutual funds organized as Massachusetts business trusts.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

VIP International Capital Appreciation Portfolio

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the fund's shareholders.

Competitiveness of Management Fee and Total Expense Ratio. The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 19% means that 81% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked, is also included in the chart and considered by the Board.

Annual Report

VIP International Capital Appreciation Portfolio

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2012.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio. In its review of each class's total expense ratio, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each class ranked above its competitive median for 2012. The Board considered that, in general, various factors can affect total expense ratios. The Board also noted that Investor Class R has higher transfer agent fees than traditional variable annuity classes because it is designed for lower cost annuity products, where the majority of servicing costs are incorporated into the funds' total expense ratios rather than being paid at the annuity level. The Board noted that the fund offers multiple classes, each of which has a different 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expense ratios of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of FMR and its affiliates, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients. The Board noted the findings of the 2013 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable, although in all cases above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.
The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive in the circumstances.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions. The Board also noted that in 2009, it and the board of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Amendment to Description of Group Fee Rate. At its July 2013 meeting, the Board voted to approve an amendment to the fund's management contract to modify the description of the "group fee rate" effective August 1, 2013. The Board noted that under the prior description in the contract, the group fee rate was based on the average net assets of all registered investment companies with which FMR has management contracts. Under the contract's tiered asset breakpoint schedule, the group fee rate is lower as total fund assets under FMR's management increase, and higher as total fund assets under FMR's management decrease. The Board considered that the prior description would have excluded the assets of 64 Fidelity sector funds from the group fee rate calculation once Fidelity SelectCo, LLC, an affiliate of FMR, assumed management responsibilities for those funds. The Board noted that modifying the description of the group fee rate to continue to include the assets of those 64 funds for purposes of determining group fee rate breakpoints would avoid an immediate adverse impact on the group fee rate for any fund.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including: (i) fund performance trends and Fidelity's long-term strategies for certain funds; (ii) the potential to further rationalize the Fidelity fund lineup with the possibility of achieving savings for the funds and Fidelity; (iii) the methodology with respect to competitive fund data and peer group classifications; (iv) the arrangements with, and performance of, certain sub-advisers on behalf of the Fidelity funds, as well as certain proposed participating affiliate arrangements; (v) the realization of fall-out benefits in certain Fidelity business units; (vi) Fidelity's group fee structures, including the rationale for the individual fee rates of certain categories of funds and the definition of group assets; (vii) trends regarding industry use of performance fee structures and the performance adjustment methodologies applicable to the Fidelity funds; (viii) additional competitive analysis regarding the total expenses for certain classes; and (ix) fund profitability methodology, including Fidelity's cost allocation methodology, and the impact of certain factors on fund profitability results.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research (U.K.) Inc.

FIL Investment Advisors

FIL Investment Advisors (UK) Limited

Fidelity Management & Research (Hong Kong) Limited

Fidelity Management & Research (Japan) Inc.

General Distributor

Fidelity Distributors Corporation
Smithfield, RI

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.
Boston, MA

Fidelity Service Company, Inc.
Boston, MA

Custodian

Brown Brothers Harriman & Co.
Boston, MA

VIPCAR-ANN-0214
1.805787.109

Fidelity® Variable Insurance Products:

International Capital Appreciation Portfolio

Annual Report

December 31, 2013

(Fidelity Cover Art)

Contents

Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Fidelity Variable Insurance Products are separate account options which are purchased through a variable insurance contract.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2014 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. Performance numbers are net of all underlying fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would have been lower. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended December 31, 2013	Past 1 Year	Past 5 Years	Life of fundA
VIP International Capital Appreciation Portfolio - Initial Class	21.62%	19.31%	5.71%
VIP International Capital Appreciation Portfolio - Service Class	21.44%	19.16%	5.61%
VIP International Capital Appreciation Portfolio - Service Class 2	21.33%	19.02%	5.47%

A From December 22, 2004.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in VIP International Capital Appreciation Portfolio - Initial Class on December 22, 2004, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the MSCI® ACWI® (All Country World Index) ex USA Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: Global equity markets remained upbeat for the 12 months ending December 31, 2013, propelling the MSCI® ACWI® (All Country World Index) Index to a 23.24% return. Midyear turbulence gave way by autumn when policymakers in the U.S. and China had made clear their intentions to maintain accommodative monetary policies. That stance, combined with modest cyclical improvement around the globe and generally low valuations, underpinned the broad rally in equities, although the relative strength of the U.S. dollar generally tempered gains for U.S. investors holding foreign securities based in local currencies. During the period, the broad-market S&P 500® Index set a series of new highs, finishing the year up 32.39%. For the first time since 1995, the S&P® scored a "perfect 10," with all 10 economic sectors gaining at least 10% for the year. A resurgence in growth-oriented stocks lifted the Nasdaq Composite Index® to a 40.12% result for 2013, while the blue-chip Dow Jones Industrial AverageSM notched a relatively more modest 29.65% gain. International developed-markets equities rose in concert with their U.S. counterparts, with the MSCI® EAFE® Index gaining 22.92% for the period. Meanwhile, foreign exchange and commodity weakness curbed results in resource-heavy emerging markets (EM), especially in the year's waning months. More generally, concern over EM's slowing growth, its declining share of global trade and uncertainty surrounding U.S. central bank intentions were all factors hampering performance. The MSCI Emerging Markets Index returned -2.27% for the period. On the bond side, U.S. high-yield securities rallied with equities for much of the period, with The BofA Merrill LynchSM US High Yield Constrained Index returning 7.41% for 2013. The more rate-sensitive U.S. investment-grade bond category faced headwinds though, as reflected in the -2.02% return of the Barclays® U.S. Aggregate Bond Index. Within the Barclays index, investment-grade corporate credit returned -2.01%, while ultra-safe U.S. Treasuries saw a -2.75% result. Major non-U.S. developed markets performed only slightly better, with the Citigroup Non-USD Group-of-Seven (G7) Equal Weighted Index logging a -1.59% result. After several years of strong advances, EM debt reversed course in 2013, with the J.P. Morgan Emerging Markets Bond Index Global returning -6.58%.

Comments from Sammy Simnegar, Portfolio Manager of VIP International Capital Appreciation Portfolio: For the year, the fund's share classes posted strong gains that handily topped the 15.42% advance of the MSCI® ACWI® (All Country World Index) ex USA Index. (For specific portfolio results, please refer to the performance section of this report.) Versus its MSCI benchmark, an overweighting in media - where I substantially raised the fund's overweighted exposure - proved rewarding, and was one factor that made consumer discretionary the sector that bolstered the fund's relative performance the most. One standout from consumer discretionary was Hong Kong-listed casino operator Galaxy Entertainment Group, a beneficiary of the dynamic growth of tourism in Macau, China's coastal gaming mecca. Another contributor from this sector was Japan's Fuji Heavy Industries, manufacturer of Subaru vehicles, whose outstanding share-price performance reflected the positive impact of Japan's efforts to drive the value of the yen lower and make its exports more competitive. Elsewhere, the fund's positioning in software & services meaningfully aided relative performance. Here, real estate Internet portal SouFun Holdings benefited from the revaluation of Internet businesses in China, as did Bitauto Holdings, a provider of Internet content and marketing services for the automobile industry - primarily in China. I bought both of these non-index stocks during the period. Underweighting or avoiding the shares of some resource-intensive companies in the materials and energy sectors also worked out well. On the other hand, one factor curbing the fund's results was a large underweighting in Japan, although a lot of the damage here was mitigated by lessened exposure to a much weaker yen. At the stock level, the biggest relative detractor was U.K.-based wireless carrier and index Vodafone Group, which hurt because it did well, and the fund didn't own this index constituent. Although I believed there were better growth opportunities elsewhere, the stock got a boost in late summer, as the market began to anticipate Vodafone's September announcement of plans to sell its large stake in Verizon Wireless. Lastly, relative performance suffered from not owning Swiss drug company Roche Holding, a strong-performing benchmark constituent that seemed expensive to me.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2013 to December 31, 2013).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio B	Beginning Account Value July 1, 2013	Ending Account Value December 31, 2013	Expenses Paid During Period* July 1, 2013 to December 31, 2013
Initial Class	1.10%
Actual		$ 1,000.00	$ 1,175.90	$ 6.03
HypotheticalA		$ 1,000.00	$ 1,019.66	$ 5.60
Service Class	1.20%
Actual		$ 1,000.00	$ 1,175.20	$ 6.58
HypotheticalA		$ 1,000.00	$ 1,019.16	$ 6.11
Service Class 2	1.35%
Actual		$ 1,000.00	$ 1,175.20	$ 7.40
HypotheticalA		$ 1,000.00	$ 1,018.40	$ 6.87
Initial Class R	1.10%
Actual		$ 1,000.00	$ 1,176.20	$ 6.03
HypotheticalA		$ 1,000.00	$ 1,019.66	$ 5.60
Service Class R	1.20%
Actual		$ 1,000.00	$ 1,175.20	$ 6.58
HypotheticalA		$ 1,000.00	$ 1,019.16	$ 6.11
Service Class 2R	1.35%
Actual		$ 1,000.00	$ 1,174.70	$ 7.40
HypotheticalA		$ 1,000.00	$ 1,018.40	$ 6.87
Investor Class R	1.18%
Actual		$ 1,000.00	$ 1,175.60	$ 6.47
HypotheticalA		$ 1,000.00	$ 1,019.26	$ 6.01

A 5% return per year before expenses

B Annualized expense ratio reflects expenses net of applicable fee waivers.

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Geographic Diversification (% of fund's net assets)
As of December 31, 2013
United Kingdom	17.2%
United States of America*	15.8%
Japan	14.4%
Germany	5.9%
France	5.8%
India	3.5%
Switzerland	2.8%
Australia	2.8%
Canada	2.8%
Other	29.0%

Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.

* Includes Short-Term Investments and Net Other Assets.

As of June 30, 2013
United States of America*	16.4%
United Kingdom	15.1%
Japan	11.5%
France	7.4%
Germany	6.0%
Switzerland	5.0%
India	3.2%
Brazil	3.1%
Indonesia	3.0%
Other	29.3%

Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.

* Includes Short-Term Investments and Net Other Assets.

Asset Allocation as of December 31, 2013
	% of fund's net assets	% of fund's net assets 6 months ago
Stocks	98.6	99.0
Short-Term Investments and Net Other Assets (Liabilities)	1.4	1.0
Top Ten Stocks as of December 31, 2013
	% of fund's net assets	% of fund's net assets 6 months ago
Bayer AG (Germany, Pharmaceuticals)	0.9	0.7
British American Tobacco PLC (United Kingdom) (United Kingdom, Tobacco)	0.9	0.9
Diageo PLC sponsored ADR (United Kingdom, Beverages)	0.7	0.7
Anheuser-Busch InBev SA NV (Belgium, Beverages)	0.7	0.6
SoftBank Corp. (Japan, Wireless Telecommunication Services)	0.6	0.6
Novo Nordisk A/S Series B sponsored ADR (Denmark, Pharmaceuticals)	0.6	0.6
Sumitomo Mitsui Financial Group, Inc. ADR (Japan, Commercial Banks)	0.6	0.7
Standard Chartered PLC (United Kingdom) (United Kingdom, Commercial Banks)	0.6	0.6
Compagnie Financiere Richemont SA Series A (Switzerland, Textiles, Apparel & Luxury Goods)	0.6	0.6
AIA Group Ltd. (Hong Kong, Insurance)	0.5	0.6
	6.7
Market Sectors as of December 31, 2013
	% of fund's net assets	% of fund's net assets 6 months ago
Consumer Discretionary	24.5	23.8
Industrials	19.8	17.0
Financials	14.2	15.4
Consumer Staples	10.9	14.6
Information Technology	10.3	10.7
Materials	8.9	7.9
Health Care	7.9	7.4
Telecommunication Services	1.8	1.7
Energy	0.3	0.5

Annual Report

Investments December 31, 2013

Showing Percentage of Net Assets

Common Stocks - 97.3%
	Shares	Value
Australia - 2.8%
ALS Ltd.	34,526	$ 271,597
Amcor Ltd.	32,475	305,918
Ansell Ltd.	13,882	256,210
Carsales.com Ltd.	26,745	243,343
CSL Ltd.	7,042	433,607
DuluxGroup Ltd.	48,192	230,644
Flight Centre Trvl Group Ltd.	6,858	291,173
Fortescue Metals Group Ltd.	54,657	284,035
Orora Ltd. (a)	32,475	33,636
realestate.com.au Ltd.	7,544	254,353
SEEK Ltd.	21,400	256,239
Sydney Airport unit	79,722	270,498
TOTAL AUSTRALIA		3,131,253
Austria - 0.3%
Andritz AG	4,702	294,901
Bailiwick of Jersey - 1.7%
Delphi Automotive PLC	4,671	280,867
Experian PLC	23,501	433,530
Shire PLC	8,300	391,156
Wolseley PLC	6,168	349,826
WPP PLC	19,700	450,187
TOTAL BAILIWICK OF JERSEY		1,905,566
Belgium - 0.7%
Anheuser-Busch InBev SA NV	7,368	783,486
Bermuda - 0.8%
Credicorp Ltd.	2,500	331,825
Invesco Ltd.	7,877	286,723
Signet Jewelers Ltd.	3,771	296,778
TOTAL BERMUDA		915,326
Brazil - 2.1%
BB Seguridade Participacoes SA	24,700	258,810
CCR SA	37,900	288,034
Cielo SA	11,140	312,779
Iguatemi Empresa de Shopping Centers SA	29,100	277,533
Multiplan Empreendimentos Imobiliarios SA	11,600	247,557
Qualicorp SA (a)	27,100	260,777
Souza Cruz SA	30,300	312,433
Ultrapar Participacoes SA	12,800	306,286
TOTAL BRAZIL		2,264,209
Canada - 2.8%
Alimentation Couche-Tard, Inc. Class B (sub. vtg.)	4,700	353,435
AutoCanada, Inc.	5,900	254,884
Canadian National Railway Co.	9,000	513,100
Canadian Pacific Railway Ltd.	3,000	453,707
CGI Group, Inc. Class A (sub. vtg.) (a)	8,800	294,424
Cineplex, Inc.	6,800	282,050

	Shares	Value
Constellation Software, Inc.	1,250	$ 264,756
Jean Coutu Group, Inc. Class A (sub. vtg.)	13,900	240,903
Valeant Pharmaceuticals International, Inc. (Canada) (a)	3,800	445,805
TOTAL CANADA		3,103,064
Cayman Islands - 1.6%
Baidu.com, Inc. sponsored ADR (a)	1,600	284,608
Baoxin Auto Group Ltd.	268,000	260,248
Bitauto Holdings Ltd. ADR (a)	8,185	261,593
Lifestyle International Holdings Ltd.	7,500	13,889
New Oriental Education & Technology Group, Inc. sponsored ADR	8,600	270,900
Sands China Ltd.	47,000	383,974
SouFun Holdings Ltd. ADR	3,600	296,676
TOTAL CAYMAN ISLANDS		1,771,888
China - 0.3%
Travelsky Technology Ltd. (H Shares)	306,000	301,884
Colombia - 0.3%
Cemex Latam Holdings SA (a)	36,522	280,065
Denmark - 0.9%
Coloplast A/S Series B	4,200	278,051
Novo Nordisk A/S Series B sponsored ADR	3,700	683,612
TOTAL DENMARK		961,663
Finland - 0.7%
Kone Oyj (B Shares)	8,000	360,984
Nokian Tyres PLC	5,728	274,776
Tikkurila Oyj	6,927	189,637
TOTAL FINLAND		825,397
France - 5.8%
Air Liquide SA	3,680	520,433
Atos Origin SA	3,112	281,659
AXA SA	21,000	583,861
Bureau Veritas SA	9,700	283,499
Christian Dior SA	1,881	355,419
Dassault Systemes SA	2,200	273,085
Edenred SA	7,854	262,880
Essilor International SA	3,357	356,896
Ingenico SA (d)	3,285	263,377
L'Oreal SA	2,900	509,463
Pernod Ricard SA	4,100	467,079
Publicis Groupe SA	4,400	402,590
Safran SA	5,700	396,074
Schneider Electric SA	6,329	552,011
Sodexo SA	3,400	344,442
Tarkett SA (a)	6,056	237,607
Zodiac Aerospace	1,800	318,818
TOTAL FRANCE		6,409,193
Common Stocks - continued
	Shares	Value
Germany - 5.3%
adidas AG	3,400	$ 433,312
Bayer AG	6,900	967,742
Bayerische Motoren Werke AG (BMW)	4,460	522,878
Brenntag AG	1,800	333,676
Continental AG	2,100	460,502
CTS Eventim AG	5,253	266,009
Deutsche Post AG	13,605	495,985
Fresenius SE & Co. KGaA	2,600	399,173
GEA Group AG	6,256	297,781
Gerry Weber International AG (Bearer)	6,024	255,785
Henkel AG & Co. KGaA	4,908	510,716
Linde AG	2,600	543,856
ProSiebenSat.1 Media AG	6,500	321,914
TOTAL GERMANY		5,809,329
Greece - 0.2%
Folli Follie SA (a)	7,574	243,818
Hong Kong - 1.2%
AIA Group Ltd.	125,400	629,078
Galaxy Entertainment Group Ltd. (a)	46,000	412,584
Techtronic Industries Co. Ltd.	111,000	314,922
TOTAL HONG KONG		1,356,584
India - 3.5%
Amara Raja Batteries Ltd.	46,753	254,027
Axis Bank Ltd.	15,106	317,448
Bajaj Auto Ltd.	8,987	277,697
Grasim Industries Ltd.	5,789	267,525
HCL Technologies Ltd.	16,234	331,440
HDFC Bank Ltd.	32,973	362,131
Housing Development Finance Corp. Ltd.	29,677	381,352
ITC Ltd.	74,012	385,200
Sun Pharmaceutical Industries Ltd.	31,396	288,093
Sun TV Ltd.	49,658	305,384
Tata Consultancy Services Ltd.	10,711	376,210
Yes Bank Ltd.	46,091	275,920
TOTAL INDIA		3,822,427
Indonesia - 1.8%
PT Bank Central Asia Tbk	357,500	282,802
PT Bank Rakyat Indonesia Tbk	548,000	327,550
PT Global Mediacom Tbk	1,769,500	276,546
PT Indocement Tunggal Prakarsa Tbk	199,500	328,627
PT Jasa Marga Tbk	421,500	163,900
PT Semen Gresik (Persero) Tbk	274,500	320,095
PT Surya Citra Media Tbk	1,128,500	243,498
TOTAL INDONESIA		1,943,018
Ireland - 1.3%
Accenture PLC Class A	3,892	320,000
Actavis PLC (a)	1,633	274,344
James Hardie Industries PLC CDI	24,858	287,212

	Shares	Value
Kerry Group PLC Class A	5,100	$ 354,312
Perrigo Co. PLC	1,622	248,912
TOTAL IRELAND		1,484,780
Italy - 1.6%
Azimut Holding SpA	11,800	321,906
Lottomatica SpA	9,014	274,796
Luxottica Group SpA	5,600	300,112
Pirelli & C SpA	17,200	297,668
Prada SpA	30,400	270,508
World Duty Free SpA (a)	22,775	286,371
TOTAL ITALY		1,751,361
Japan - 14.4%
Ain Pharmaciez, Inc.	6,100	299,579
Bridgestone Corp.	11,600	439,488
Chiyoda Corp.	23,000	333,880
Daikin Industries Ltd.	5,700	355,696
Daito Trust Construction Co. Ltd.	3,200	299,161
DENSO Corp.	8,700	459,610
Dentsu, Inc.	7,900	323,099
East Japan Railway Co.	5,900	469,981
Fuji Heavy Industries Ltd.	14,300	410,967
Fuji Media Holdings, Inc.	13,400	274,418
Hitachi Ltd.	67,000	508,004
Hoya Corp.	12,900	358,773
Japan Tobacco, Inc.	16,200	527,128
JGC Corp.	9,000	353,194
Kansai Paint Co. Ltd.	23,000	340,122
KDDI Corp. ADR	30,370	468,913
Keyence Corp.	967	414,055
LIXIL Group Corp.	11,000	301,976
Makita Corp.	6,400	336,593
Miraca Holdings, Inc.	6,600	311,364
Misumi Group, Inc.	8,300	260,956
MS&AD Insurance Group Holdings, Inc.	14,300	384,369
Nippon Paint Co. Ltd.	18,000	299,486
Nippon Television Network Corp.	16,700	301,522
Nomura Research Institute Ltd.	9,500	300,227
Obic Co. Ltd.	10,700	316,160
Omron Corp.	8,500	375,643
ORIX Corp.	24,700	434,025
Park24 Co. Ltd.	13,000	245,166
Rakuten, Inc.	25,700	383,532
Ryohin Keikaku Co. Ltd.	2,500	270,406
Ship Healthcare Holdings, Inc.	7,100	275,702
SMC Corp.	1,500	378,583
SoftBank Corp.	8,100	710,781
Sumitomo Mitsui Financial Group, Inc. ADR (d)	63,458	665,674
Sumitomo Mitsui Trust Holdings, Inc.	74,000	391,550
Sumitomo Osaka Cement Co. Ltd.	83,000	319,079
Taiheiyo Cement Corp.	88,000	338,426
Tokio Marine Holdings, Inc.	12,300	411,677
Common Stocks - continued
	Shares	Value
Japan - continued
Tsuruha Holdings, Inc.	3,100	$ 284,638
TV Asahi Corp.	13,200	292,790
USS Co. Ltd.	21,100	289,418
Yahoo! Japan Corp.	61,400	342,391
TOTAL JAPAN		15,858,202
Kenya - 0.3%
Equity Bank Ltd.	197,100	70,230
Safaricom Ltd.	2,358,500	296,521
TOTAL KENYA		366,751
Luxembourg - 0.3%
RTL Group SA	2,300	294,104
Mexico - 1.3%
Fomento Economico Mexicano S.A.B. de CV sponsored ADR	4,200	411,054
Grupo Aeroportuario del Pacifico SA de CV Series B	46,700	251,655
Grupo Financiero Banorte S.A.B. de CV Series O	54,600	385,108
Grupo Televisa SA de CV (CPO) sponsored ADR	12,300	372,198
TOTAL MEXICO		1,420,015
Netherlands - 0.8%
AEGON NV	36,846	349,300
European Aeronautic Defence and Space Co. (EADS) NV	7,000	537,445
TOTAL NETHERLANDS		886,745
New Zealand - 0.1%
EBOS Group Ltd.	11,611	92,624
Nigeria - 0.5%
Dangote Cement PLC	211,518	289,593
Guaranty Trust Bank PLC	1,600,693	270,402
TOTAL NIGERIA		559,995
Panama - 0.3%
Copa Holdings SA Class A	1,800	288,198
Philippines - 1.0%
Alliance Global Group, Inc.	475,300	276,188
Security Bank Corp.	111,448	290,166
SM Investments Corp.	16,572	265,376
SM Prime Holdings, Inc.	725,100	239,740
TOTAL PHILIPPINES		1,071,470
Russia - 0.8%
Magnit OJSC GDR (Reg. S)	5,800	383,960
Sberbank (Savings Bank of the Russian Federation) sponsored ADR	37,600	473,008
TOTAL RUSSIA		856,968
South Africa - 2.0%
Aspen Pharmacare Holdings Ltd.	10,600	271,538

	Shares	Value
Discovery Holdings Ltd.	33,551	$ 270,263
Life Healthcare Group Holdings Ltd.	68,400	272,948
Mr Price Group Ltd.	19,000	296,574
Nampak Ltd.	77,000	300,953
Naspers Ltd. Class N	4,700	491,063
Shoprite Holdings Ltd.	18,480	288,915
TOTAL SOUTH AFRICA		2,192,254
Spain - 1.0%
Amadeus IT Holding SA Class A	9,100	389,399
Grifols SA ADR	7,900	285,348
Inditex SA	2,760	454,872
TOTAL SPAIN		1,129,619
Sweden - 2.3%
ASSA ABLOY AB (B Shares)	8,000	422,647
Atlas Copco AB (A Shares)	15,700	435,226
Elekta AB (B Shares)	18,800	287,473
Eniro AB (a)	43,610	336,236
Hexagon AB (B Shares)	9,500	300,279
Investment AB Kinnevik (B Shares)	7,700	356,636
Svenska Cellulosa AB (SCA) (B Shares)	13,200	406,353
TOTAL SWEDEN		2,544,850
Switzerland - 2.8%
Compagnie Financiere Richemont SA Series A	6,542	651,230
DKSH Holding AG	3,158	245,333
Schindler Holding AG (Reg.)	2,470	364,388
SGS SA (Reg.)	150	345,048
Sika AG (Bearer)	77	273,714
Swatch Group AG (Bearer)	650	429,544
Syngenta AG (Switzerland)	1,297	517,110
TE Connectivity Ltd.	5,600	308,616
TOTAL SWITZERLAND		3,134,983
Thailand - 0.9%
Airports of Thailand PCL (For. Reg.)	49,600	240,087
BEC World PCL (For. Reg.)	163,000	251,273
Kasikornbank PCL (For. Reg.)	60,700	294,798
Major Cineplex Group PCL (For. Reg.)	290,100	155,023
TOTAL THAILAND		941,181
Turkey - 1.2%
Coca-Cola Icecek A/S	10,000	240,810
Enka Insaat ve Sanayi A/S	98,000	274,528
Koc Holding A/S	65,000	266,170
TAV Havalimanlari Holding A/S	42,000	301,954
Tofas Turk Otomobil Fabrikasi A/S	43,872	273,562
TOTAL TURKEY		1,357,024
United Kingdom - 17.2%
Aberdeen Asset Management PLC	43,800	362,653
Ashtead Group PLC	23,000	289,460
Associated British Foods PLC	9,300	376,538
Common Stocks - continued
	Shares	Value
United Kingdom - continued
Aveva Group PLC	7,300	$ 261,594
Babcock International Group PLC	12,700	284,964
Berkeley Group Holdings PLC	6,741	296,483
British American Tobacco PLC (United Kingdom)	17,700	950,032
British Sky Broadcasting Group PLC	22,900	320,055
BT Group PLC	83,200	524,654
Bunzl PLC	12,558	301,534
Burberry Group PLC	12,800	321,334
Capita Group PLC	22,000	378,153
Compass Group PLC	29,400	471,270
Croda International PLC	8,500	345,837
Daily Mail & General Trust PLC Class A	18,195	289,399
Diageo PLC sponsored ADR	6,100	807,762
Diploma PLC	21,548	240,856
Domino's Pizza UK & IRL PLC	33,500	284,583
easyJet PLC	12,300	312,855
Elementis PLC	63,036	280,690
Filtrona PLC	21,200	301,562
Galiform PLC	50,052	285,783
Halma PLC	29,700	296,812
IMI PLC	12,500	315,665
InterContinental Hotel Group PLC ADR	9,893	330,723
Intertek Group PLC	6,600	344,053
ITV PLC	111,354	357,730
Johnson Matthey PLC	6,616	359,349
Legal & General Group PLC	106,864	394,093
Meggitt PLC	40,300	352,026
Mondi PLC	18,200	315,247
Next PLC	4,200	379,047
Oxford Instruments PLC	9,800	286,754
Prudential PLC	26,548	593,189
Reckitt Benckiser Group PLC	7,200	571,462
Rexam PLC	40,380	354,731
Rightmove PLC	6,716	304,725
Rolls-Royce Group PLC	24,800	523,611
Rotork PLC	5,800	275,649
Royal Mail PLC	30,000	283,167
SABMiller PLC	10,700	549,456
Schroders PLC	7,300	314,058
Senior Engineering Group PLC	54,000	274,702
Spectris PLC	6,800	288,380
Sports Direct International PLC (a)	21,200	251,009
St. James's Place Capital PLC	25,771	310,678
Standard Chartered PLC (United Kingdom)	29,309	660,066
The Restaurant Group PLC	27,673	271,285
The Weir Group PLC	9,330	329,394
Travis Perkins PLC	10,889	337,552
Whitbread PLC	5,893	366,042
TOTAL UNITED KINGDOM		18,878,706

	Shares	Value
United States of America - 14.4%
Affiliated Managers Group, Inc. (a)	1,300	$ 281,944
AMETEK, Inc.	5,700	300,219
Amphenol Corp. Class A	3,330	296,969
AutoZone, Inc. (a)	600	286,764
BlackRock, Inc. Class A	900	284,823
BorgWarner, Inc.	5,200	290,732
Carlyle Group LP	7,900	281,398
CBS Corp. Class B	5,015	319,656
Colgate-Palmolive Co.	4,440	289,532
Comcast Corp. Class A	4,800	249,432
Computer Sciences Corp.	4,900	273,812
Cummins, Inc.	2,144	302,240
Danaher Corp.	3,800	293,360
Estee Lauder Companies, Inc. Class A	3,396	255,787
Fidelity National Information Services, Inc.	4,597	246,767
Fiserv, Inc. (a)	4,236	250,136
FMC Corp.	4,000	301,840
Google, Inc. Class A (a)	300	336,213
Home Depot, Inc.	3,659	301,282
Honeywell International, Inc.	2,998	273,927
KKR & Co. LP	10,800	262,872
Las Vegas Sands Corp.	3,458	272,732
Live Nation Entertainment, Inc. (a)	15,900	314,184
Lorillard, Inc.	4,900	248,332
Lowe's Companies, Inc.	5,700	282,435
MasterCard, Inc. Class A	400	334,184
McGraw-Hill Companies, Inc.	4,011	313,660
Mead Johnson Nutrition Co. Class A	3,183	266,608
Mettler-Toledo International, Inc. (a)	1,000	242,590
Monsanto Co.	2,300	268,065
Moody's Corp.	3,820	299,755
Mylan, Inc. (a)	5,914	256,668
NIKE, Inc. Class B	3,300	259,512
PetSmart, Inc.	3,400	247,350
Philip Morris International, Inc.	3,400	296,242
PPG Industries, Inc.	1,645	311,991
Precision Castparts Corp.	1,087	292,729
priceline.com, Inc. (a)	240	278,976
ResMed, Inc. (d)	5,400	254,232
Rockwell Automation, Inc.	2,346	277,203
Roper Industries, Inc.	2,000	277,360
Sherwin-Williams Co.	1,500	275,250
Sirona Dental Systems, Inc. (a)	3,800	266,760
The Blackstone Group LP	9,300	292,950
The Walt Disney Co.	4,140	316,296
Thermo Fisher Scientific, Inc.	2,500	278,375
Tiffany & Co., Inc.	2,675	248,187
Time Warner, Inc.	3,900	271,908
Twenty-First Century Fox, Inc. Class A	8,200	288,476
Union Pacific Corp.	1,700	285,600
United Technologies Corp.	2,611	297,132
Common Stocks - continued
	Shares	Value
United States of America - continued
Viacom, Inc. Class B (non-vtg.)	3,551	$ 310,144
Visa, Inc. Class A	1,500	334,020
W.R. Grace & Co. (a)	2,551	252,217
Waddell & Reed Financial, Inc. Class A	3,900	253,968
Yahoo!, Inc. (a)	6,300	254,772
TOTAL UNITED STATES OF AMERICA		15,800,568
TOTAL COMMON STOCKS (Cost $89,860,158)		107,033,469
Nonconvertible Preferred Stocks - 1.3%

Brazil - 0.7%
Ambev SA sponsored ADR	59,500	437,325
Itausa-Investimentos Itau SA (PN)	83,000	315,926
TOTAL BRAZIL		753,251
Germany - 0.6%
Porsche Automobil Holding SE (Germany)	3,528	367,214
Sartorius AG (non-vtg.)	2,555	304,110
TOTAL GERMANY		671,324
United Kingdom - 0.0%
Rolls-Royce Group PLC Series C	1,995,200	3,304
TOTAL NONCONVERTIBLE PREFERRED STOCKS (Cost $1,290,014)		1,427,879
Money Market Funds - 2.8%
	Shares	Value
Fidelity Cash Central Fund, 0.11% (b)	2,100,902	$ 2,100,902
Fidelity Securities Lending Cash Central Fund, 0.11% (b)(c)	967,200	967,200
TOTAL MONEY MARKET FUNDS (Cost $3,068,102)		3,068,102
TOTAL INVESTMENT PORTFOLIO - 101.4% (Cost $94,218,274)		111,529,450
NET OTHER ASSETS (LIABILITIES) - (1.4)%		(1,587,115)
NET ASSETS - 100%		$ 109,942,335
Legend
(a) Non-income producing

(b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 1,357
Fidelity Securities Lending Cash Central Fund	21,011
Total	$ 22,368
Other Information
Categorizations in the Schedule of Investments are based on country or territory of incorporation.

The following is a summary of the inputs used, as of December 31, 2013, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 27,066,511	$ 22,394,809	$ 4,671,702	$ -
Consumer Staples	11,808,540	8,651,244	3,157,296	-
Energy	306,286	-	306,286	-
Financials	15,692,636	10,426,450	5,266,186	-
Health Care	8,684,110	7,445,111	1,238,999	-
Industrials	21,844,801	17,865,100	3,979,701	-
Information Technology	11,420,650	8,492,618	2,928,032	-
Materials	9,636,945	6,906,475	2,730,470	-
Telecommunication Services	2,000,869	765,434	1,235,435	-
Money Market Funds	3,068,102	3,068,102	-	-
Total Investments in Securities:	$ 111,529,450	$ 86,015,343	$ 25,514,107	$ -

The following is a summary of transfers between Level 1 and Level 2 for the period ended December 31, 2013. Transfers are assumed to have occurred at the beginning of the period, and are primarily attributable to the valuation techniques used for foreign equity securities, as discussed in the accompanying Notes to Financial Statements:

Transfers	Total
Level 1 to Level 2	$ 249,841
Level 2 to Level 1	$ 13,541,891

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	December 31, 2013

Assets
Investment in securities, at value (including securities loaned of $940,338) - See accompanying schedule: Unaffiliated issuers (cost $91,150,172)	$ 108,461,348
Fidelity Central Funds (cost $3,068,102)	3,068,102
Total Investments (cost $94,218,274)		$ 111,529,450
Foreign currency held at value (cost $112,885)		112,885
Receivable for investments sold		1,168,746
Receivable for fund shares sold		396,111
Dividends receivable		128,901
Distributions receivable from Fidelity Central Funds		859
Prepaid expenses		222
Receivable from investment adviser for expense reductions		19,366
Other receivables		50,057
Total assets		113,406,597

Liabilities
Payable for investments purchased	$ 2,269,175
Payable for fund shares redeemed	271
Accrued management fee	60,681
Distribution and service plan fees payable	513
Other affiliated payables	15,925
Other payables and accrued expenses	150,497
Collateral on securities loaned, at value	967,200
Total liabilities		3,464,262

Net Assets		$ 109,942,335
Net Assets consist of:
Paid in capital		$ 107,826,836
Undistributed net investment income		1,347
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(15,109,749)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		17,223,901
Net Assets		$ 109,942,335

Statement of Assets and Liabilities - continued

December 31, 2013

Initial Class: Net Asset Value, offering price and redemption price per share ($2,404,145 ÷ 189,543 shares)	$ 12.68

Service Class: Net Asset Value, offering price and redemption price per share ($111,230 ÷ 8,785 shares)	$ 12.66

Service Class 2: Net Asset Value, offering price and redemption price per share ($2,373,868 ÷ 188,296 shares)	$ 12.61

Initial Class R: Net Asset Value, offering price and redemption price per share ($17,791,167 ÷ 1,402,702 shares)	$ 12.68

Service Class R: Net Asset Value, offering price and redemption price per share ($111,230 ÷ 8,785 shares)	$ 12.66

Service Class 2R: Net Asset Value, offering price and redemption price per share ($121,478 ÷ 9,605 shares)	$ 12.65

Investor Class R: Net Asset Value, offering price and redemption price per share ($87,029,217 ÷ 6,909,921 shares)	$ 12.59

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended December 31, 2013

Investment Income
Dividends		$ 1,614,457
Income from Fidelity Central Funds		22,368
Income before foreign taxes withheld		1,636,825
Less foreign taxes withheld		(113,053)
Total income		1,523,772

Expenses
Management fee	$ 563,333
Transfer agent fees	109,847
Distribution and service plan fees	2,459
Accounting and security lending fees	41,706
Custodian fees and expenses	185,984
Independent trustees' compensation	397
Audit	94,440
Legal	550
Interest	188
Miscellaneous	656
Total expenses before reductions	999,560
Expense reductions	(91,152)	908,408
Net investment income (loss)		615,364
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers (net of foreign taxes of $19,506)	7,115,802
Foreign currency transactions	(11,229)
Total net realized gain (loss)		7,104,573
Change in net unrealized appreciation (depreciation) on: Investment securities (net of increase in deferred foreign taxes of $48,411)	8,281,413
Assets and liabilities in foreign currencies	(3,647)
Total change in net unrealized appreciation (depreciation)		8,277,766
Net gain (loss)		15,382,339
Net increase (decrease) in net assets resulting from operations		$ 15,997,703

Statement of Changes in Net Assets

	Year ended December 31, 2013	Year ended December 31, 2012
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 615,364	$ 438,350
Net realized gain (loss)	7,104,573	780,847
Change in net unrealized appreciation (depreciation)	8,277,766	8,306,305
Net increase (decrease) in net assets resulting from operations	15,997,703	9,525,502
Distributions to shareholders from net investment income	(596,439)	(486,943)
Distributions to shareholders from net realized gain	(84,330)	-
Total distributions	(680,769)	(486,943)
Share transactions - net increase (decrease)	33,588,933	15,248,354
Redemption fees	16,383	6,117
Total increase (decrease) in net assets	48,922,250	24,293,030

Net Assets
Beginning of period	61,020,085	36,727,055
End of period (including undistributed net investment income of $1,347 and distributions in excess of net investment income of $2,227, respectively)	$ 109,942,335	$ 61,020,085

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Initial Class

Years ended December 31,	2013	2012	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 10.50	$ 8.42	$ 9.74	$ 8.60	$ 5.61
Income from Investment Operations
Net investment income (loss) C	.10	.10	.08	.10	.07
Net realized and unrealized gain (loss)	2.17	2.08	(1.30)	1.24	3.07
Total from investment operations	2.27	2.18	(1.22)	1.34	3.14
Distributions from net investment income	(.08)	(.10)	(.09)	(.11)	(.06)
Distributions from net realized gain	(.01)	-	(.01)	(.10)	(.09)
Total distributions	(.09)	(.10)	(.10)	(.20) H	(.15)
Redemption fees added to paid in capital C, G	-	-	-	-	-
Net asset value, end of period	$ 12.68	$ 10.50	$ 8.42	$ 9.74	$ 8.60
Total Return A, B	21.62%	25.91%	(12.57)%	15.73%	56.04%
Ratios to Average Net Assets D, F
Expenses before reductions	1.17%	1.25%	1.30%	1.60%	1.81%
Expenses net of fee waivers, if any	1.10%	1.10%	1.10%	1.10%	1.10%
Expenses net of all reductions	1.07%	1.05%	1.03%	.96%	.93%
Net investment income (loss)	.84%	1.07%	.88%	1.19%	1.03%
Supplemental Data
Net assets, end of period (000 omitted)	$ 2,404	$ 573	$ 511	$ 732	$ 645
Portfolio turnover rate E	153%	137%	236%	463%	416%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

H Total distributions of $.20 per share is comprised of distributions from net investment income of $.105 and distributions from net realized gain of $.097 per share.

Financial Highlights - Service Class

Years ended December 31,	2013	2012	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 10.49	$ 8.41	$ 9.72	$ 8.58	$ 5.61
Income from Investment Operations
Net investment income (loss) C	.08	.09	.07	.10	.06
Net realized and unrealized gain (loss)	2.17	2.08	(1.29)	1.23	3.05
Total from investment operations	2.25	2.17	(1.22)	1.33	3.11
Distributions from net investment income	(.07)	(.09)	(.08)	(.10)	(.05)
Distributions from net realized gain	(.01)	-	(.01)	(.10)	(.09)
Total distributions	(.08)	(.09)	(.09)	(.19) H	(.14)
Redemption fees added to paid in capital C, G	-	-	-	-	-
Net asset value, end of period	$ 12.66	$ 10.49	$ 8.41	$ 9.72	$ 8.58
Total Return A, B	21.44%	25.83%	(12.60)%	15.65%	55.52%
Ratios to Average Net Assets D, F
Expenses before reductions	1.28%	1.35%	1.42%	1.67%	1.73%
Expenses net of fee waivers, if any	1.20%	1.20%	1.20%	1.20%	1.20%
Expenses net of all reductions	1.17%	1.15%	1.14%	1.05%	1.04%
Net investment income (loss)	.73%	.96%	.78%	1.09%	.92%
Supplemental Data
Net assets, end of period (000 omitted)	$ 111	$ 94	$ 75	$ 100	$ 117
Portfolio turnover rate E	153%	137%	236%	463%	416%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

H Total distributions of $.19 per share is comprised of distributions from net investment income of $.095 and distributions from net realized gain of $.097 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Service Class 2

Years ended December 31,	2013	2012	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 10.46	$ 8.40	$ 9.72	$ 8.57	$ 5.60
Income from Investment Operations
Net investment income (loss) C	.07	.08	.06	.08	.05
Net realized and unrealized gain (loss)	2.16	2.07	(1.30)	1.24	3.05
Total from investment operations	2.23	2.15	(1.24)	1.32	3.10
Distributions from net investment income	(.07)	(.09)	(.07)	(.07)	(.04)
Distributions from net realized gain	(.01)	-	(.01)	(.10)	(.09)
Total distributions	(.08)	(.09)	(.08)	(.17)	(.13)
Redemption fees added to paid in capital C, G	-	-	-	-	-
Net asset value, end of period	$ 12.61	$ 10.46	$ 8.40	$ 9.72	$ 8.57
Total Return A, B	21.33%	25.61%	(12.74)%	15.53%	55.44%
Ratios to Average Net Assets D, F
Expenses before reductions	1.46%	1.49%	1.58%	1.88%	2.02%
Expenses net of fee waivers, if any	1.35%	1.35%	1.35%	1.35%	1.35%
Expenses net of all reductions	1.32%	1.29%	1.28%	1.21%	1.19%
Net investment income (loss)	.59%	.82%	.63%	.94%	.77%
Supplemental Data
Net assets, end of period (000 omitted)	$ 2,374	$ 1,476	$ 166	$ 115	$ 424
Portfolio turnover rate E	153%	137%	236%	463%	416%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

Financial Highlights - Initial Class R

Years ended December 31,	2013	2012	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 10.50	$ 8.42	$ 9.74	$ 8.60	$ 5.62
Income from Investment Operations
Net investment income (loss) C	.10	.10	.08	.10	.07
Net realized and unrealized gain (loss)	2.17	2.08	(1.30)	1.24	3.06
Total from investment operations	2.27	2.18	(1.22)	1.34	3.13
Distributions from net investment income	(.08)	(.10)	(.09)	(.11)	(.06)
Distributions from net realized gain	(.01)	-	(.01)	(.10)	(.09)
Total distributions	(.09)	(.10)	(.10)	(.20) H	(.15)
Redemption fees added to paid in capital C, G	-	-	-	-	-
Net asset value, end of period	$ 12.68	$ 10.50	$ 8.42	$ 9.74	$ 8.60
Total Return A, B	21.65%	25.91%	(12.57)%	15.73%	55.76%
Ratios to Average Net Assets D, F
Expenses before reductions	1.21%	1.28%	1.33%	1.55%	1.60%
Expenses net of fee waivers, if any	1.10%	1.10%	1.10%	1.10%	1.10%
Expenses net of all reductions	1.07%	1.05%	1.03%	.95%	.93%
Net investment income (loss)	.83%	1.07%	.88%	1.19%	1.02%
Supplemental Data
Net assets, end of period (000 omitted)	$ 17,791	$ 18,575	$ 10,557	$ 15,305	$ 17,150
Portfolio turnover rate E	153%	137%	236%	463%	416%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

H Total distributions of $.20 per share is comprised of distributions from net investment income of $.105 and distributions from net realized gain of $.097 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Service Class R

Years ended December 31,	2013	2012	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 10.49	$ 8.41	$ 9.72	$ 8.58	$ 5.61
Income from Investment Operations
Net investment income (loss) C	.08	.09	.07	.10	.06
Net realized and unrealized gain (loss)	2.17	2.08	(1.29)	1.23	3.05
Total from investment operations	2.25	2.17	(1.22)	1.33	3.11
Distributions from net investment income	(.07)	(.09)	(.08)	(.10)	(.05)
Distributions from net realized gain	(.01)	-	(.01)	(.10)	(.09)
Total distributions	(.08)	(.09)	(.09)	(.19) H	(.14)
Redemption fees added to paid in capital C, G	-	-	-	-	-
Net asset value, end of period	$ 12.66	$ 10.49	$ 8.41	$ 9.72	$ 8.58
Total Return A, B	21.44%	25.83%	(12.60)%	15.65%	55.52%
Ratios to Average Net Assets D, F
Expenses before reductions	1.28%	1.35%	1.42%	1.67%	1.73%
Expenses net of fee waivers, if any	1.20%	1.20%	1.20%	1.20%	1.20%
Expenses net of all reductions	1.17%	1.15%	1.14%	1.05%	1.04%
Net investment income (loss)	.73%	.96%	.78%	1.09%	.92%
Supplemental Data
Net assets, end of period (000 omitted)	$ 111	$ 94	$ 75	$ 100	$ 117
Portfolio turnover rate E	153%	137%	236%	463%	416%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

H Total distributions of $.19 per share is comprised of distributions from net investment income of $.095 and distributions from net realized gain of $.097 per share.

Financial Highlights - Service Class 2R

Years ended December 31,	2013	2012	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 10.47	$ 8.40	$ 9.71	$ 8.57	$ 5.60
Income from Investment Operations
Net investment income (loss) C	.07	.08	.06	.08	.05
Net realized and unrealized gain (loss)	2.17	2.07	(1.30)	1.23	3.05
Total from investment operations	2.24	2.15	(1.24)	1.31	3.10
Distributions from net investment income	(.05)	(.08)	(.06)	(.08)	(.04)
Distributions from net realized gain	(.01)	-	(.01)	(.10)	(.09)
Total distributions	(.06)	(.08)	(.07)	(.17) H	(.13)
Redemption fees added to paid in capital C, G	-	-	-	-	-
Net asset value, end of period	$ 12.65	$ 10.47	$ 8.40	$ 9.71	$ 8.57
Total Return A, B	21.40%	25.56%	(12.77)%	15.45%	55.36%
Ratios to Average Net Assets D, F
Expenses before reductions	1.43%	1.50%	1.57%	1.83%	1.87%
Expenses net of fee waivers, if any	1.35%	1.35%	1.35%	1.35%	1.35%
Expenses net of all reductions	1.32%	1.30%	1.28%	1.21%	1.19%
Net investment income (loss)	.58%	.82%	.63%	.94%	.77%
Supplemental Data
Net assets, end of period (000 omitted)	$ 121	$ 102	$ 81	$ 109	$ 155
Portfolio turnover rate E	153%	137%	236%	463%	416%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

H Total distributions of $.17 per share is comprised of distributions from net investment income of $.077 and distributions from net realized gain of $.097 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Investor Class R

Years ended December 31,	2013	2012	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 10.43	$ 8.37	$ 9.69	$ 8.56	$ 5.60
Income from Investment Operations
Net investment income (loss) C	.09	.09	.07	.10	.07
Net realized and unrealized gain (loss)	2.15	2.07	(1.29)	1.23	3.04
Total from investment operations	2.24	2.16	(1.22)	1.33	3.11
Distributions from net investment income	(.07)	(.10)	(.09)	(.11)	(.06)
Distributions from net realized gain	(.01)	-	(.01)	(.10)	(.09)
Total distributions	(.08)	(.10)	(.10)	(.20) H	(.15)
Redemption fees added to paid in capital C, G	-	-	-	-	-
Net asset value, end of period	$ 12.59	$ 10.43	$ 8.37	$ 9.69	$ 8.56
Total Return A, B	21.50%	25.81%	(12.63)%	15.69%	55.61%
Ratios to Average Net Assets D, F
Expenses before reductions	1.26%	1.34%	1.39%	1.63%	1.68%
Expenses net of fee waivers, if any	1.18%	1.18%	1.18%	1.18%	1.18%
Expenses net of all reductions	1.15%	1.13%	1.12%	1.04%	1.01%
Net investment income (loss)	.75%	.99%	.80%	1.11%	.94%
Supplemental Data
Net assets, end of period (000 omitted)	$ 87,029	$ 40,107	$ 25,262	$ 29,249	$ 27,695
Portfolio turnover rate E	153%	137%	236%	463%	416%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

H Total distributions of $.20 per share is comprised of distributions from net investment income of $.105 and distributions from net realized gain of $.097 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended December 31, 2013

1. Organization.

VIP International Capital Appreciation Portfolio (the Fund) is a fund of Variable Insurance Products Fund II (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Shares of the Fund may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts. The Fund offers the following classes of shares: Initial Class shares, Service Class shares, Service Class 2 shares, Initial Class R shares, Service Class R shares, Service Class 2R shares and Investor Class R shares. All classes have equal rights and voting privileges, except for matters affecting a single class. The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. In accordance with valuation policies and procedures approved by the Board of Trustees (the Board), the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Fidelity Management & Research Company (FMR) Fair Value Committee (the Committee), in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and is responsible for approving and reporting to the Board all fair value determinations.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Annual Report

3. Significant Accounting Policies - continued

Investment Valuation - continued

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of December 31, 2013, including information on transfers between Levels 1 and 2 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Subsequent to ex-dividend date the Fund determines the components of these distributions, based upon receipt of tax filings or other correspondence relating to the underlying investment. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of December 31, 2013, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on capital gains by certain countries in which it invests. An estimated deferred tax liability for net unrealized appreciation on the applicable securities is included in Other payables and accrued expenses on the Statement of Assets & Liabilities.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, certain foreign taxes, passive foreign investment companies (PFIC), partnerships, capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 18,080,619
Gross unrealized depreciation	(1,225,838)
Net unrealized appreciation (depreciation) on securities and other investments	$ 16,854,781

Tax Cost	$ 94,674,669

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 1,347
Capital loss carryforward	$ (14,653,354)
Net unrealized appreciation (depreciation)	$ 16,836,799

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

Fiscal year of expiration
2016	$ (10,224,172)
2017	(4,429,182)
Total capital loss carryforward	$ (14,653,354)

The tax character of distributions paid was as follows:

	December 31, 2013	December 31, 2012
Ordinary Income	$ 680,769	$ 486,943

Trading (Redemption) Fees. Initial Class R shares, Service Class R shares, Service Class 2R shares and Investor Class R shares held by investors less than 60 days may be subject to a redemption fee equal to 1% of the NAV of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $159,044,042 and $121,905,189, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .70% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate 12b-1 Plans for each Service Class of shares. Each Service Class pays Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, a service fee. For the period, the service fee is based on an annual rate of .10% of Service Class' and Service Class R's average net assets and .25% of Service Class 2's and Service Class 2R's average net assets.

Annual Report

5. Fees and Other Transactions with Affiliates - continued

Distribution and Service Plan Fees - continued

For the period, total fees, all of which were re-allowed to insurance companies for the distribution of shares and providing shareholder support services were as follows:

Service Class	$ 102
Service Class 2	1,977
Service Class R	102
Service Class 2R	278
$ 2,459

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of the investment adviser, is the Fund's transfer, dividend disbursing, and shareholder servicing agent. FIIOC receives an asset-based fee with respect to each class. Each class (with the exception of Investor Class R) pays a transfer agent fee, excluding out of pocket expenses, equal to an annual rate of .07% of average net assets. Investor Class R pays a monthly asset-based transfer agent fee of .15% of average net assets. In addition, FIIOC receives an asset-based fee of ..0035% of average net assets for typesetting, printing and mailing of shareholder reports, except proxy statements. FIIOC voluntarily agreed to reimburse or waive this fee for the period January 1, 2013 through December 31, 2013 (see Expense Reductions note). For the period, transfer agent fees for each class, including printing and out of pocket expenses, were as follows:

Initial Class	$ 689
Service Class	70
Service Class 2	543
Initial Class R	13,314
Service Class R	70
Service Class 2R	76
Investor Class R	95,085
$ 109,847

Effective February 1, 2014, the Board of Trustees approved an amendment to the transfer agent fee agreement whereby each class (with the exception of Investor Class R) pays a single fee of .07% of average net assets for transfer agent services, typesetting, printing and mailing of shareholder reports, excluding mailing of proxy statements and out of pocket expenses. Investor Class R pays a single fee of .15% of average net assets.

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $1,077 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 4,278,500.40%		$ 188

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $144 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

Annual Report

Notes to Financial Statements - continued

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $21,011. During the period, there were no securities loaned to FCM.

8. Expense Reductions.

In addition to FIIOC reimbursing or waiving a portion of its transfer agent fees, the investment adviser voluntarily agreed to reimburse each class to the extent annual operating expenses exceeded certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, including commitment fees, are excluded from this reimbursement.

Expenses were reimbursed and/or waived for the following classes during the period:

	Expense Limitations	Reimbursement/ Waiver
Initial Class	1.10%	$ 709
Service Class	1.20%	79
Service Class 2	1.35%	927
Initial Class R	1.10%	17,587
Service Class R	1.20%	80
Service Class 2R	1.35%	87
Investor Class R	1.18%	47,964
		$ 67,433

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $23,719 for the period.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended December 31,	2013	2012
From net investment income
Initial Class	$ 13,323	$ 5,389
Service Class	580	807
Service Class 2	12,602	12,868
Initial Class R	108,813	109,490
Service Class R	580	807
Service Class 2R	461	735
Investor Class R	460,080	356,847
Total	$ 596,439	$ 486,943
From net realized gain
Initial Class	$ 1,753	$ -
Service Class	88	-
Service Class 2	1,853	-
Initial Class R	13,774	-
Service Class R	88	-
Service Class 2R	96	-
Investor Class R	66,678	-
Total	$ 84,330	$ -

Annual Report

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended December 31,	2013	2012	2013	2012
Initial Class
Shares sold	225,575	8,980	$ 2,755,189	$ 86,362
Reinvestment of distributions	1,244	520	15,076	5,389
Shares redeemed	(91,808)	(15,676)	(1,113,813)	(145,102)
Net increase (decrease)	135,011	(6,176)	$ 1,656,452	$ (53,351)
Service Class
Reinvestment of distributions	55	78	668	807
Shares redeemed	(213)	-	(2,620)	-
Net increase (decrease)	(158)	78	$ (1,952)	$ 807
Service Class 2
Shares sold	205,988	181,170	$ 2,464,727	$ 1,780,864
Reinvestment of distributions	1,200	1,247	14,455	12,868
Shares redeemed	(160,020)	(61,074)	(1,773,723)	(559,878)
Net increase (decrease)	47,168	121,343	$ 705,459	$ 1,233,854
Initial Class R
Shares sold	671,810	976,500	$ 7,638,454	$ 9,996,676
Reinvestment of distributions	10,114	10,557	122,587	109,490
Shares redeemed	(1,047,613)	(472,161)	(11,628,951)	(4,456,994)
Net increase (decrease)	(365,689)	514,896	$ (3,867,910)	$ 5,649,172
Service Class R
Reinvestment of distributions	55	78	668	807
Shares redeemed	(213)	-	(2,620)	-
Net increase (decrease)	(158)	78	$ (1,952)	$ 807
Service Class 2R
Reinvestment of distributions	46	71	557	735
Shares redeemed	(187)	-	(2,298)	-
Net increase (decrease)	(141)	71	$ (1,741)	$ 735
Investor Class R
Shares sold	3,811,446	1,363,457	$ 43,371,608	$ 13,420,273
Reinvestment of distributions	43,751	34,641	526,758	356,847
Shares redeemed	(790,106)	(571,301)	(8,797,789)	(5,360,790)
Net increase (decrease)	3,065,091	826,797	$ 35,100,577	$ 8,416,330

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, the investment adviser or its affiliates were the owners of record of 96% of the total outstanding shares of the Fund.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Variable Insurance Products Fund II and the Shareholders of VIP International Capital Appreciation Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of VIP International Capital Appreciation Portfolio (a fund of Variable Insurance Products Fund II) at December 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the VIP International Capital Appreciation Portfolio's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2013 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

February 14, 2014

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, Ned C. Lautenbach, Ronald P. O'Hanley, and William S. Stavropoulos, each of the Trustees oversees 173 funds. Mr. Curvey oversees 396 funds. Mr. Lautenbach, Mr. O'Hanley, and Mr. Stavropoulos each oversees 247 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity fund's valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of FMR's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
James C. Curvey (1935)
Year of Election or Appointment: 2007 Trustee Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity funds. Mr. Curvey is a Director of Fidelity Investments Money Management, Inc. (2009-present), Director of Fidelity Research & Analysis Co. (2009-present) and Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey was the Vice Chairman (2006-2007) and Director (2000-2007) of FMR Corp.

Ronald P. O'Hanley (1957)
Year of Election or Appointment: 2011 Trustee

Mr. O'Hanley also serves as Trustee of other Fidelity funds. He is Director of Fidelity SelectCo, LLC (2013-present), FMR Co., Inc. (2010-present), Director of Fidelity Investments Money Management, Inc. (2010-present), Director of Fidelity Research & Analysis Company (2010-present), President of Fidelity Asset Management and Corporate Services and a Member of Fidelity's Executive Committee (2010-present). Previously, Mr. O'Hanley served as President and Chief Executive Officer of BNY Mellon Asset Management (2007-2010). Mr. O'Hanley also served as Vice Chairman of Bank New York Mellon Corp. and a member of that firm's Executive Committee. Prior to the 2007 merger of The Bank of New York and Mellon Financial Corporation, he was Vice Chairman of Mellon Financial Corporation and President and Chief Executive Officer of Mellon Asset Management. He joined Mellon in February 1997. Mr. O'Hanley currently serves as Chairman of the Boston Public Library Foundation Board of Directors and sits on the Board of Directors of Beth Israel Deaconess Medical Center, the Board of Trustees of the Marine Biological Laboratory and the Advisory Board of the Maxwell School of Citizenship and Public Administration at Syracuse University. Mr. O'Hanley also chairs the Council on Asset Management for the Financial Services Roundtable and is a member of the Board of Directors of Institutional Investor's U.S. Institute.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Trustees and Officers - continued

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (1948)
Year of Election or Appointment: 2005 Trustee

Mr. Dirks also serves as Trustee of other Fidelity funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (1953)
Year of Election or Appointment: 2008 Trustee

Mr. Lacy also serves as Trustee of other Fidelity funds. Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes, 2010-present), Earth Fare, Inc. (retail grocery, 2012-present), The Hillman Companies, Inc. (hardware wholesalers, 2010-present), and Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for the Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (1944)
Year of Election or Appointment: 2000 Trustee Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity funds. Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (2012-present) and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (1944)
Year of Election or Appointment: 2008 Trustee

Mr. Mauriello also serves as Trustee of other Fidelity funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (1950)
Year of Election or Appointment: 2011 Trustee

Mr. Selander also serves as Trustee of other Fidelity funds. Previously, Mr. Selander served as a Member of the Advisory Board of other Fidelity funds (2011), and Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (1944)
Year of Election or Appointment: 2005 Trustee

Ms. Small also serves as Trustee of other Fidelity funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)
Year of Election or Appointment: 2001 Trustee Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and Maersk Inc. (industrial conglomerate), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)
Year of Election or Appointment: 2008 Trustee

Mr. Thomas also serves as Trustee of other Fidelity funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), and as a member of the Board of Directors of Interpublic Group of Companies, Inc. (marketing communication, 2004-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Member and Officers:

Correspondence intended for each officer and Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation
Peter S. Lynch (1944)
Year of Election or Appointment: 2003 Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Elizabeth Paige Baumann (1968)
Year of Election or Appointment: 2012 Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer of FMR LLC (2012-present) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

William C. Coffey (1969)
Year of Election or Appointment: 2009 Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)
Year of Election or Appointment: 2010 Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Adrien E. Deberghes (1967)
Year of Election or Appointment: 2008 Deputy Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (1969)
Year of Election or Appointment: 2010 Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Scott C. Goebel (1968)
Year of Election or Appointment: 2008 Secretary and Chief Legal Officer (CLO)

Mr. Goebel serves as Secretary and CLO of other funds. Mr. Goebel also serves as Secretary of Fidelity Investments Money Management, Inc. (FIMM) (2010-present) and Fidelity Research and Analysis Company (FRAC) (2010-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), and Fidelity Management & Research (U.K.) Inc. (2008-present). Previously, Mr. Goebel served as Secretary and CLO of other Fidelity funds (2008-2013), Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007). Mr. Goebel has been employed by FMR LLC or an affiliate since 2001.

Joseph A. Hanlon (1968)
Year of Election or Appointment: 2012 Chief Compliance Officer

Mr. Hanlon also serves as Chief Compliance Officer of other funds. Mr. Hanlon serves as Compliance Officer of FMR, FMR Co., Inc., Fidelity Investments Money Management, Inc. (FIMM), Fidelity Research and Analysis Company (FRAC), and Fidelity Management & Research (Hong Kong) (2009-present), as Senior Vice President of the Fidelity Asset Management Division (2009-present), and is an employee of Fidelity Investments. Previously, Mr. Hanlon served as Compliance Officer of Fidelity Management & Research (Japan) Inc. (2009-2013), Strategic Advisers, Inc. (2009-2013), and Fidelity Management & Research (U.K.) Inc. (2009-2013).

Bruce T. Herring (1965)
Year of Election or Appointment: 2006 Vice President of certain Equity Funds

Mr. Herring also serves as Vice President of other funds. He serves as Chief Investment Officer of Fidelity Global Asset Allocation (GAA) (2013-present), Group Chief Investment Officer of FMR, and President of Fidelity Research & Analysis Company (2010-present). Previously, Mr. Herring served as Chief Investment Officer and Director of Fidelity Management & Research (U.K.) Inc. (2010-2013), Vice President (2005-2006) and Senior Vice President (2006-2007) of Fidelity Management & Research Company, Vice President of FMR Co., Inc. (2001-2007), and as a portfolio manager for Fidelity U.S. Equity Funds.

Brian B. Hogan (1964)
Year of Election or Appointment: 2009 Vice President

Mr. Hogan also serves as Vice President of other funds. Mr. Hogan serves as President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Chris Maher (1972)
Year of Election or Appointment: 2013 Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of FMR's Program Management Group (2010-2013), and Vice President of Valuation Oversight (2008-2010).

Christine Reynolds (1958)
Year of Election or Appointment: 2008 Chief Financial Officer

Ms. Reynolds also serves as Chief Financial Officer of other funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Kenneth B. Robins (1969)
Year of Election or Appointment: 2008 President and Treasurer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (2013-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served in other fund officer roles.

Gary W. Ryan (1958)
Year of Election or Appointment: 2005 Assistant Treasurer

Mr. Ryan also serves as Assistant Treasurer of other funds. Mr. Ryan is an employee of Fidelity Investments and has served in other fund officer roles. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Stephen Sadoski (1971)
Year of Election or Appointment: 2012 Deputy Treasurer

Mr. Sadoski also serves as Deputy Treasurer of other funds. He is an employee of Fidelity Investments (2012-present) and has served in another fund officer role. Prior to joining Fidelity Investments, Mr. Sadoski served as an assistant chief accountant in the Division of Investment Management of the Securities and Exchange Commission (SEC) (2009-2012) and as a senior manager at Deloitte & Touche LLP (1997-2009).

Stacie M. Smith (1974)
Year of Election or Appointment: 2013 Deputy Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009).

Renee Stagnone (1975)
Year of Election or Appointment: 2013 Deputy Treasurer
Ms. Stagnone also serves as Deputy Treasurer of other funds. Ms. Stagnone is an employee of Fidelity Investments.
Joseph F. Zambello (1957)
Year of Election or Appointment: 2011 Deputy Treasurer

Mr. Zambello also serves as Deputy Treasurer of other funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of FMR's Program Management Group (2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Annual Report

Distributions (Unaudited)

The percentage of dividends distributed during the fiscal year representing income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
Initial Class	12/13/2013	$0.098	$0.0119
Service Class	12/13/2013	$0.088	$0.0119
Service Class 2	12/13/2013	$0.090	$0.0119

Initial Class designates 16%, Service Class designates 17%, and Service Class 2 designates 17% of the dividends distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

VIP International Capital Appreciation Portfolio

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees, each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2013 meeting, the Board, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale exist and would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is a part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the investment adviser, Fidelity Management & Research Company (FMR), and the sub-advisers (together, the Investment Advisers) as it relates to the fund, including the backgrounds of the fund's investment personnel, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund.

Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of the Investment Advisers' investment staff, including its size, education, experience, and resources, as well as the Investment Advisers' approach to recruiting, training, managing, and compensating investment personnel. The Board noted that FMR has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board believes that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered the Investment Advisers' trading and risk management capabilities and resources, which are an integral part of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

Annual Report

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and to the support of the senior management team that oversees asset management; (ii) persisting in efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs for global and income-oriented solutions; (iv) continuing to launch dedicated lower cost underlying funds to meet portfolio construction needs related to expanding underlying fund options for Fidelity funds of funds, specifically for the Freedom Fund product lines; (v) rationalizing product lines and gaining increased efficiencies through the mergers of several funds into other funds; (vi) strengthening Fidelity's index fund offerings by reducing investment minimums and adopting or lowering existing expense caps for certain funds and classes; (vii) enhancing Global Asset Allocation product offerings by launching new funds and strategies, including "open architecture" target date funds that utilize affiliated and unaffiliated sub-advisers; (viii) modifying the eligibility criteria for Institutional Class shares of Advisor funds to increase their marketability to a portion of the defined contribution plan market; (ix) creating a new low-cost retirement share class for certain Advisor funds to appeal to large retirement plans; (x) transitioning the management of certain Fidelity commodity funds to Geode Capital Management LLC, a registered commodity pool operator, while retaining administrative responsibilities for the funds; (xi) reorganizing a number of funds; and (xii) taking steps toward establishing a new Fidelity adviser to manage sector-based funds and products.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

The Board took into account discussions with the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board periodically considers annualized return information for the fund, for different time periods, measured against a securities market index ("benchmark index") and a peer group of mutual funds with similar objectives ("peer group"). In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and the Investment Advisers' explanations for any overperformance or underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved.  In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods which may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following:  general market conditions; issuer-specific information; tactical opportunities for investment; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods, as shown below. Returns are shown compared to the 25th percentile (top of box) and 75th percentile (bottom of box) of the peer universe. Returns of the benchmark index are "net MA," i.e., adjusted for tax withholding rates applicable to U.S.-based mutual funds organized as Massachusetts business trusts.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

VIP International Capital Appreciation Portfolio

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the fund's shareholders.

Competitiveness of Management Fee and Total Expense Ratio. The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 19% means that 81% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked, is also included in the chart and considered by the Board.

Annual Report

VIP International Capital Appreciation Portfolio

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2012.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio. In its review of each class's total expense ratio, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each class ranked above its competitive median for 2012. The Board considered that, in general, various factors can affect total expense ratios. The Board also noted that Investor Class R has higher transfer agent fees than traditional variable annuity classes because it is designed for lower cost annuity products, where the majority of servicing costs are incorporated into the funds' total expense ratios rather than being paid at the annuity level. The Board noted that the fund offers multiple classes, each of which has a different 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expense ratios of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of FMR and its affiliates, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients. The Board noted the findings of the 2013 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable, although in all cases above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive in the circumstances.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions. The Board also noted that in 2009, it and the board of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Amendment to Description of Group Fee Rate. At its July 2013 meeting, the Board voted to approve an amendment to the fund's management contract to modify the description of the "group fee rate" effective August 1, 2013. The Board noted that under the prior description in the contract, the group fee rate was based on the average net assets of all registered investment companies with which FMR has management contracts. Under the contract's tiered asset breakpoint schedule, the group fee rate is lower as total fund assets under FMR's management increase, and higher as total fund assets under FMR's management decrease. The Board considered that the prior description would have excluded the assets of 64 Fidelity sector funds from the group fee rate calculation once Fidelity SelectCo, LLC, an affiliate of FMR, assumed management responsibilities for those funds. The Board noted that modifying the description of the group fee rate to continue to include the assets of those 64 funds for purposes of determining group fee rate breakpoints would avoid an immediate adverse impact on the group fee rate for any fund.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including: (i) fund performance trends and Fidelity's long-term strategies for certain funds; (ii) the potential to further rationalize the Fidelity fund lineup with the possibility of achieving savings for the funds and Fidelity; (iii) the methodology with respect to competitive fund data and peer group classifications; (iv) the arrangements with, and performance of, certain sub-advisers on behalf of the Fidelity funds, as well as certain proposed participating affiliate arrangements; (v) the realization of fall-out benefits in certain Fidelity business units; (vi) Fidelity's group fee structures, including the rationale for the individual fee rates of certain categories of funds and the definition of group assets; (vii) trends regarding industry use of performance fee structures and the performance adjustment methodologies applicable to the Fidelity funds; (viii) additional competitive analysis regarding the total expenses for certain classes; and (ix) fund profitability methodology, including Fidelity's cost allocation methodology, and the impact of certain factors on fund profitability results.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research (U.K.) Inc.

FIL Investment Advisors

FIL Investment Advisors (UK) Limited

Fidelity Management & Research (Hong Kong) Limited

Fidelity Management & Research (Japan) Inc.

General Distributor

Fidelity Distributors Corporation
Smithfield, RI

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.
Boston, MA

Fidelity Service Company, Inc.
Boston, MA

Custodian

Brown Brothers Harriman & Co.
Boston, MA

VIPCAP-ANN-0214
1.811843.109

Fidelity® Variable Insurance Products:

Index 500 Portfolio

Annual Report

December 31, 2013

(Fidelity Cover Art)

Contents

Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Fidelity Variable Insurance Products are separate account options which are purchased through a variable insurance contract.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2014 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. Performance numbers are net of all underlying fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would have been lower. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended December 31, 2013	Past 1 year	Past 5 years	Past 10 years
VIP Index 500 Portfolio - Initial Class	32.25%	17.90%	7.34%
VIP Index 500 Portfolio - Service Class	32.12%	17.78%	7.23%
VIP Index 500 Portfolio - Service Class 2	31.92%	17.60%	7.07%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in VIP Index 500 Portfolio - Initial Class on December 31, 2003. The chart shows how the value of your investment would have changed, and also shows how the S&P 500 ® Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: Global equity markets remained upbeat for the 12 months ending December 31, 2013, propelling the MSCI® ACWI® (All Country World Index) Index to a 23.24% return. Midyear turbulence gave way by autumn when policymakers in the U.S. and China had made clear their intentions to maintain accommodative monetary policies. That stance, combined with modest cyclical improvement around the globe and generally low valuations, underpinned the broad rally in equities, although the relative strength of the U.S. dollar generally tempered gains for U.S. investors holding foreign securities based in local currencies. During the period, the broad-market S&P 500® Index set a series of new highs, finishing the year up 32.39%. For the first time since 1995, the S&P® scored a "perfect 10," with all 10 economic sectors gaining at least 10% for the year. A resurgence in growth-oriented stocks lifted the Nasdaq Composite Index® to a 40.12% result for 2013, while the blue-chip Dow Jones Industrial AverageSM notched a relatively more modest 29.65% gain. International developed-markets equities rose in concert with their U.S. counterparts, with the MSCI® EAFE® Index gaining 22.92% for the period. Meanwhile, foreign exchange and commodity weakness curbed results in resource-heavy emerging markets (EM), especially in the year's waning months. More generally, concern over EM's slowing growth, its declining share of global trade and uncertainty surrounding U.S. central bank intentions were all factors hampering performance. The MSCI Emerging Markets Index returned -2.27% for the period. On the bond side, U.S. high-yield securities rallied with equities for much of the period, with The BofA Merrill LynchSM US High Yield Constrained Index returning 7.41% for 2013. The more rate-sensitive U.S. investment-grade bond category faced headwinds though, as reflected in the -2.02% return of the Barclays® U.S. Aggregate Bond Index. Within the Barclays index, investment-grade corporate credit returned -2.01%, while ultra-safe U.S. Treasuries saw a -2.75% result. Major non-U.S. developed markets performed only slightly better, with the Citigroup® Non-USD Group-of-Seven (G7) Equal Weighted Index logging a -1.59% result. After several years of strong advances, EM debt reversed course in 2013, with the J.P. Morgan Emerging Markets Bond Index Global returning -6.58%.

Comments from James Francis, Senior Portfolio Manager of the Geode Capital Management, LLC, investment management team for VIP Index 500 Portfolio: For the 12 months ending December 31, 2013, the fund's share classes performed roughly in line with the broadly based S&P 500® Index, which returned 32.39%. (For specific portfolio results, please refer to the performance section of this report.) In a very strong stock market environment, there were many more contributors than detractors. During the year, all 10 S&P® index sectors turned in double-digit performance, while three groups - consumer discretionary, health care and industrials - returned more than 40%. Within consumer discretionary, major online retailer Amazon.com did very well, especially in late October, after the company posted better-than-anticipated third-quarter sales and earnings. In the health care sector, pharmaceuticals and medical products company Johnson & Johnson contributed, as did biotechnology firm Gilead Sciences, whose shares more than doubled during the year. Meanwhile, the fund's top-performing industrials stock was conglomerate General Electric, which benefited from strong customer demand and favorable profit margin growth. In contrast, the worst-performing sectors of the year - telecommunication services and utilities - still managed gains of about 11% and 13%, respectively. In telecom, the biggest source of difficulty was CenturyLink, whose shares dropped sharply early in the year after the provider of communication services to rural areas cut its dividend. In utilities, FirstEnergy was the biggest detractor, with its stock shedding roughly 17%. The biggest overall detractor was Newmont Mining, a gold producer that struggled as the price of the commodity lost substantial value.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2013 to December 31, 2013).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense RatioB	Beginning Account Value July 1, 2013	Ending Account Value December 31, 2013	Expenses Paid During Period* July 1, 2013 to December 31, 2013
Initial Class	.10%
Actual		$ 1,000.00	$ 1,162.50	$ .55
HypotheticalA		$ 1,000.00	$ 1,024.70	$ .51
Service Class	.20%
Actual		$ 1,000.00	$ 1,161.90	$ 1.09
HypotheticalA		$ 1,000.00	$ 1,024.20	$ 1.02
Service Class 2.35%
Actual		$ 1,000.00	$ 1,161.00	$ 1.91
HypotheticalA		$ 1,000.00	$ 1,023.44	$ 1.79

A 5% return per year before expenses

B Annualized expense ratio reflects expenses net of applicable fee waivers.

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Ten Stocks as of December 31, 2013
	% of fund's net assets	% of fund's net assets 6 months ago
Apple, Inc.	3.0	2.6
Exxon Mobil Corp.	2.6	2.8
Google, Inc. Class A	1.9	1.6
Microsoft Corp.	1.7	1.8
General Electric Co.	1.7	1.6
Johnson & Johnson	1.6	1.6
Chevron Corp.	1.4	1.6
Procter & Gamble Co.	1.3	1.4
JPMorgan Chase & Co.	1.3	1.4
Wells Fargo & Co.	1.3	1.4
	17.8
Market Sectors as of December 31, 2013
	% of fund's net assets	% of fund's net assets 6 months ago
Information Technology	18.4	17.5
Financials	15.9	16.4
Health Care	12.8	12.5
Consumer Discretionary	12.3	12.0
Industrials	10.8	10.0
Energy	10.1	10.4
Consumer Staples	9.6	10.3
Materials	3.4	3.2
Utilities	2.9	3.2
Telecommunication Services	2.3	2.8
Asset Allocation
To match the S&P 500® Index, the VIP Index 500 Portfolio seeks 100% investment exposure to stocks at all times.

Annual Report

Investments December 31, 2013

Showing Percentage of Net Assets

Common Stocks - 98.5%
	Shares	Value
CONSUMER DISCRETIONARY - 12.3%
Auto Components - 0.4%
BorgWarner, Inc.	48,735	$ 2,724,774
Delphi Automotive PLC	59,972	3,606,116
Johnson Controls, Inc.	146,704	7,525,915
The Goodyear Tire & Rubber Co.	52,877	1,261,116
		15,117,921
Automobiles - 0.7%
Ford Motor Co.	844,769	13,034,786
General Motors Co. (a)	243,928	9,969,337
Harley-Davidson, Inc.	47,354	3,278,791
		26,282,914
Distributors - 0.1%
Genuine Parts Co.	33,058	2,750,095
Diversified Consumer Services - 0.0%
H&R Block, Inc.	58,524	1,699,537
Hotels, Restaurants & Leisure - 1.7%
Carnival Corp. unit	93,810	3,768,348
Chipotle Mexican Grill, Inc. (a)(d)	6,627	3,530,733
Darden Restaurants, Inc.	27,963	1,520,348
International Game Technology	53,306	968,037
Marriott International, Inc. Class A	48,113	2,374,858
McDonald's Corp.	213,103	20,677,384
Starbucks Corp.	161,396	12,651,832
Starwood Hotels & Resorts Worldwide, Inc.	41,016	3,258,721
Wyndham Worldwide Corp.	27,907	2,056,467
Wynn Resorts Ltd.	17,299	3,359,639
Yum! Brands, Inc.	95,375	7,211,304
		61,377,671
Household Durables - 0.4%
D.R. Horton, Inc. (d)	60,864	1,358,484
Garmin Ltd.	26,340	1,217,435
Harman International Industries, Inc.	14,467	1,184,124
Leggett & Platt, Inc. (d)	30,243	935,718
Lennar Corp. Class A (d)	35,808	1,416,564
Mohawk Industries, Inc. (a)	13,065	1,945,379
Newell Rubbermaid, Inc.	61,509	1,993,507
PulteGroup, Inc.	73,834	1,503,999
Whirlpool Corp.	16,811	2,636,973
		14,192,183
Internet & Catalog Retail - 1.5%
Amazon.com, Inc. (a)	79,406	31,666,319
Expedia, Inc.	22,055	1,536,351
Netflix, Inc. (a)	12,691	4,672,445
priceline.com, Inc. (a)	11,014	12,802,674
TripAdvisor, Inc. (a)(d)	23,732	1,965,722
		52,643,511

	Shares	Value
Leisure Equipment & Products - 0.1%
Hasbro, Inc.	24,732	$ 1,360,507
Mattel, Inc.	72,481	3,448,646
		4,809,153
Media - 3.7%
Cablevision Systems Corp. - NY Group Class A (d)	45,849	822,073
CBS Corp. Class B	119,522	7,618,332
Comcast Corp. Class A	558,116	29,002,498
DIRECTV (a)	104,655	7,230,614
Discovery Communications, Inc. Class A (a)(d)	48,332	4,370,179
Gannett Co., Inc.	48,807	1,443,711
Graham Holdings Co.	933	618,878
Interpublic Group of Companies, Inc.	89,145	1,577,867
News Corp. Class A (a)	106,615	1,921,202
Omnicom Group, Inc.	55,118	4,099,126
Scripps Networks Interactive, Inc. Class A	23,463	2,027,438
The Walt Disney Co.	350,007	26,740,535
Time Warner Cable, Inc.	60,372	8,180,406
Time Warner, Inc.	193,762	13,509,087
Twenty-First Century Fox, Inc. Class A	420,272	14,785,169
Viacom, Inc. Class B (non-vtg.)	86,918	7,591,418
		131,538,533
Multiline Retail - 0.7%
Dollar General Corp. (a)	63,101	3,806,252
Dollar Tree, Inc. (a)	44,567	2,514,470
Family Dollar Stores, Inc.	20,707	1,345,334
Kohl's Corp.	43,110	2,446,493
Macy's, Inc.	78,917	4,214,168
Nordstrom, Inc.	30,644	1,893,799
Target Corp.	135,372	8,564,986
		24,785,502
Specialty Retail - 2.2%
AutoNation, Inc. (a)	13,827	687,064
AutoZone, Inc. (a)(d)	7,289	3,483,705
Bed Bath & Beyond, Inc. (a)	45,991	3,693,077
Best Buy Co., Inc.	58,542	2,334,655
CarMax, Inc. (a)	47,833	2,249,108
GameStop Corp. Class A (d)	25,035	1,233,224
Gap, Inc.	56,732	2,217,087
Home Depot, Inc.	301,596	24,833,415
L Brands, Inc.	52,222	3,229,931
Lowe's Companies, Inc.	223,982	11,098,308
O'Reilly Automotive, Inc. (a)	22,985	2,958,399
PetSmart, Inc. (d)	22,216	1,616,214
Ross Stores, Inc.	46,406	3,477,202
Staples, Inc.	141,456	2,247,736
Tiffany & Co., Inc.	23,584	2,188,124
TJX Companies, Inc.	152,315	9,707,035
Urban Outfitters, Inc. (a)	23,356	866,508
		78,120,792
Common Stocks - continued
	Shares	Value
CONSUMER DISCRETIONARY - continued
Textiles, Apparel & Luxury Goods - 0.8%
Coach, Inc.	60,066	$ 3,371,505
Fossil Group, Inc. (a)	10,523	1,262,129
Michael Kors Holdings Ltd. (a)	38,419	3,119,239
NIKE, Inc. Class B	160,031	12,584,838
PVH Corp.	17,470	2,376,269
Ralph Lauren Corp.	12,770	2,254,799
VF Corp.	75,440	4,702,930
		29,671,709
TOTAL CONSUMER DISCRETIONARY		442,989,521
CONSUMER STAPLES - 9.6%
Beverages - 2.1%
Beam, Inc.	34,924	2,376,927
Brown-Forman Corp. Class B (non-vtg.)	34,702	2,622,430
Coca-Cola Enterprises, Inc.	51,715	2,282,183
Constellation Brands, Inc. Class A (sub. vtg.) (a)	35,684	2,511,440
Dr. Pepper Snapple Group, Inc.	42,971	2,093,547
Molson Coors Brewing Co. Class B	33,863	1,901,407
Monster Beverage Corp. (a)	29,087	1,971,226
PepsiCo, Inc.	328,447	27,241,394
The Coca-Cola Co.	813,341	33,599,117
		76,599,671
Food & Staples Retailing - 2.3%
Costco Wholesale Corp.	93,574	11,136,242
CVS Caremark Corp.	254,913	18,244,123
Kroger Co.	111,456	4,405,856
Safeway, Inc.	52,856	1,721,520
Sysco Corp.	124,555	4,496,436
Wal-Mart Stores, Inc.	346,498	27,265,928
Walgreen Co.	186,511	10,713,192
Whole Foods Market, Inc.	79,700	4,609,051
		82,592,348
Food Products - 1.5%
Archer Daniels Midland Co.	140,916	6,115,754
Campbell Soup Co.	38,455	1,664,332
ConAgra Foods, Inc.	90,353	3,044,896
General Mills, Inc.	135,838	6,779,675
Hormel Foods Corp.	28,828	1,302,161
Kellogg Co.	55,075	3,363,430
Kraft Foods Group, Inc.	127,616	6,881,055
McCormick & Co., Inc. (non-vtg.)	28,281	1,949,127
Mead Johnson Nutrition Co. Class A	43,259	3,623,374
Mondelez International, Inc.	375,604	13,258,821
The Hershey Co.	32,084	3,119,527
The J.M. Smucker Co.	22,517	2,333,212
Tyson Foods, Inc. Class A	58,171	1,946,402
		55,381,766

	Shares	Value
Household Products - 2.0%
Clorox Co. (d)	27,637	$ 2,563,608
Colgate-Palmolive Co.	188,242	12,275,261
Kimberly-Clark Corp.	81,735	8,538,038
Procter & Gamble Co.	582,156	47,393,320
		70,770,227
Personal Products - 0.2%
Avon Products, Inc.	92,899	1,599,721
Estee Lauder Companies, Inc. Class A	54,837	4,130,323
		5,730,044
Tobacco - 1.5%
Altria Group, Inc.	428,337	16,443,857
Lorillard, Inc.	78,891	3,998,196
Philip Morris International, Inc.	343,131	29,897,004
Reynolds American, Inc.	67,134	3,356,029
		53,695,086
TOTAL CONSUMER STAPLES		344,769,142
ENERGY - 10.1%
Energy Equipment & Services - 1.8%
Baker Hughes, Inc.	94,924	5,245,500
Cameron International Corp. (a)	50,944	3,032,696
Diamond Offshore Drilling, Inc.	14,888	847,425
Ensco PLC Class A	50,027	2,860,544
FMC Technologies, Inc. (a)	50,670	2,645,481
Halliburton Co.	181,662	9,219,347
Helmerich & Payne, Inc.	22,947	1,929,384
Nabors Industries Ltd.	55,629	945,137
National Oilwell Varco, Inc.	91,685	7,291,708
Noble Corp.	54,271	2,033,534
Rowan Companies PLC (a)	26,607	940,824
Schlumberger Ltd.	282,048	25,415,345
Transocean Ltd. (United States)	72,593	3,587,546
		65,994,471
Oil, Gas & Consumable Fuels - 8.3%
Anadarko Petroleum Corp.	107,783	8,549,348
Apache Corp.	85,503	7,348,128
Cabot Oil & Gas Corp.	90,197	3,496,036
Chesapeake Energy Corp.	108,256	2,938,068
Chevron Corp.	411,880	51,447,931
ConocoPhillips Co.	262,376	18,536,864
CONSOL Energy, Inc.	49,032	1,865,177
Denbury Resources, Inc. (a)	78,533	1,290,297
Devon Energy Corp.	81,735	5,056,944
EOG Resources, Inc.	58,462	9,812,262
EQT Corp.	32,278	2,897,919
Exxon Mobil Corp.	935,592	94,681,910
Hess Corp.	60,919	5,056,277
Kinder Morgan Holding Co. LLC	144,199	5,191,164
Marathon Oil Corp.	149,196	5,266,619
Marathon Petroleum Corp.	64,470	5,913,833
Common Stocks - continued
	Shares	Value
ENERGY - continued
Oil, Gas & Consumable Fuels - continued
Murphy Oil Corp.	37,643	$ 2,442,278
Newfield Exploration Co. (a)	29,153	718,038
Noble Energy, Inc.	76,945	5,240,724
Occidental Petroleum Corp.	172,632	16,417,303
Peabody Energy Corp.	57,789	1,128,619
Phillips 66 Co.	128,401	9,903,569
Pioneer Natural Resources Co.	30,544	5,622,234
QEP Resources, Inc.	38,396	1,176,837
Range Resources Corp.	35,000	2,950,850
Southwestern Energy Co. (a)	75,107	2,953,958
Spectra Energy Corp.	143,500	5,111,470
Tesoro Corp.	28,448	1,664,208
The Williams Companies, Inc.	146,368	5,645,414
Valero Energy Corp.	115,556	5,824,022
WPX Energy, Inc. (a)(d)	43,007	876,483
		297,024,784
TOTAL ENERGY		363,019,255
FINANCIALS - 15.9%
Capital Markets - 2.2%
Ameriprise Financial, Inc.	41,664	4,793,443
Bank of New York Mellon Corp.	245,976	8,594,401
BlackRock, Inc. Class A	27,212	8,611,782
Charles Schwab Corp.	248,497	6,460,922
E*TRADE Financial Corp. (a)	61,508	1,208,017
Franklin Resources, Inc.	86,467	4,991,740
Goldman Sachs Group, Inc.	90,272	16,001,615
Invesco Ltd.	94,936	3,455,670
Legg Mason, Inc.	22,735	988,518
Morgan Stanley	296,718	9,305,076
Northern Trust Corp.	48,112	2,977,652
State Street Corp.	94,020	6,900,128
T. Rowe Price Group, Inc.	55,878	4,680,900
		78,969,864
Commercial Banks - 2.7%
BB&T Corp.	150,972	5,634,275
Comerica, Inc.	39,174	1,862,332
Fifth Third Bancorp	189,074	3,976,226
Huntington Bancshares, Inc.	177,870	1,716,446
KeyCorp	192,038	2,577,150
M&T Bank Corp. (d)	27,891	3,247,070
PNC Financial Services Group, Inc.	113,960	8,841,017
Regions Financial Corp.	295,027	2,917,817
SunTrust Banks, Inc.	114,638	4,219,825
U.S. Bancorp	391,135	15,801,854
Wells Fargo & Co.	1,026,613	46,608,230
Zions Bancorporation	39,538	1,184,558
		98,586,800

	Shares	Value
Consumer Finance - 1.0%
American Express Co.	197,311	$ 17,902,027
Capital One Financial Corp.	123,479	9,459,726
Discover Financial Services	102,586	5,739,687
SLM Corp.	93,433	2,455,419
		35,556,859
Diversified Financial Services - 5.1%
Bank of America Corp.	2,284,335	35,567,096
Berkshire Hathaway, Inc. Class B (a)	385,507	45,705,710
Citigroup, Inc.	649,569	33,849,041
CME Group, Inc.	67,513	5,297,070
IntercontinentalExchange Group, Inc.	24,637	5,541,354
JPMorgan Chase & Co.	805,095	47,081,956
Leucadia National Corp.	67,142	1,902,804
McGraw-Hill Companies, Inc.	57,996	4,535,287
Moody's Corp.	40,539	3,181,095
The NASDAQ Stock Market, Inc.	24,764	985,607
		183,647,020
Insurance - 3.0%
ACE Ltd.	72,831	7,540,193
AFLAC, Inc.	99,821	6,668,043
Allstate Corp.	97,413	5,312,905
American International Group, Inc.	315,328	16,097,494
Aon PLC	64,475	5,408,808
Assurant, Inc.	15,574	1,033,646
Cincinnati Financial Corp.	31,578	1,653,740
Genworth Financial, Inc. Class A (a)	105,854	1,643,913
Hartford Financial Services Group, Inc.	95,750	3,469,023
Lincoln National Corp.	56,186	2,900,321
Loews Corp.	65,505	3,159,961
Marsh & McLennan Companies, Inc.	117,530	5,683,751
MetLife, Inc.	240,094	12,945,868
Principal Financial Group, Inc.	58,631	2,891,095
Progressive Corp.	118,219	3,223,832
Prudential Financial, Inc.	99,159	9,144,443
The Chubb Corp.	53,919	5,210,193
The Travelers Companies, Inc.	77,971	7,059,494
Torchmark Corp.	19,365	1,513,375
Unum Group	55,932	1,962,095
XL Group PLC Class A	60,569	1,928,517
		106,450,710
Real Estate Investment Trusts - 1.8%
American Tower Corp.	84,519	6,746,307
Apartment Investment & Management Co. Class A	31,250	809,688
AvalonBay Communities, Inc.	26,053	3,080,246
Boston Properties, Inc.	32,742	3,286,315
Equity Residential (SBI)	71,785	3,723,488
General Growth Properties, Inc.	115,135	2,310,759
HCP, Inc.	97,718	3,549,118
Health Care REIT, Inc.	61,824	3,311,912
Host Hotels & Resorts, Inc.	161,971	3,148,716
Kimco Realty Corp.	87,742	1,732,905
Common Stocks - continued
	Shares	Value
FINANCIALS - continued
Real Estate Investment Trusts - continued
Plum Creek Timber Co., Inc.	37,888	$ 1,762,171
Prologis, Inc.	106,810	3,946,630
Public Storage	30,955	4,659,347
Simon Property Group, Inc.	66,461	10,112,706
The Macerich Co.	30,099	1,772,530
Ventas, Inc.	62,982	3,607,609
Vornado Realty Trust	37,255	3,307,871
Weyerhaeuser Co.	124,807	3,940,157
		64,808,475
Real Estate Management & Development - 0.0%
CBRE Group, Inc. (a)	59,618	1,567,953
Thrifts & Mortgage Finance - 0.1%
Hudson City Bancorp, Inc.	101,853	960,474
People's United Financial, Inc. (d)	68,063	1,029,113
		1,989,587
TOTAL FINANCIALS		571,577,268
HEALTH CARE - 12.8%
Biotechnology - 2.4%
Alexion Pharmaceuticals, Inc. (a)	41,993	5,587,589
Amgen, Inc.	161,509	18,437,867
Biogen Idec, Inc. (a)	50,589	14,152,273
Celgene Corp. (a)	88,252	14,911,058
Gilead Sciences, Inc. (a)	328,393	24,678,734
Regeneron Pharmaceuticals, Inc. (a)	16,821	4,629,812
Vertex Pharmaceuticals, Inc. (a)	50,063	3,719,681
		86,117,014
Health Care Equipment & Supplies - 2.0%
Abbott Laboratories	331,142	12,692,673
Baxter International, Inc.	116,228	8,083,657
Becton, Dickinson & Co.	41,569	4,592,959
Boston Scientific Corp. (a)	285,960	3,437,239
C.R. Bard, Inc.	16,681	2,234,253
CareFusion Corp. (a)	45,262	1,802,333
Covidien PLC	98,516	6,708,940
DENTSPLY International, Inc.	30,551	1,481,112
Edwards Lifesciences Corp. (a)	23,431	1,540,823
Intuitive Surgical, Inc. (a)	8,152	3,131,020
Medtronic, Inc.	213,814	12,270,785
St. Jude Medical, Inc.	62,497	3,871,689
Stryker Corp.	63,215	4,749,975
Varian Medical Systems, Inc. (a)	22,642	1,759,057
Zimmer Holdings, Inc.	36,619	3,412,525
		71,769,040
Health Care Providers & Services - 2.0%
Aetna, Inc.	78,706	5,398,445
AmerisourceBergen Corp.	49,265	3,463,822
Cardinal Health, Inc.	73,133	4,886,016

	Shares	Value
Cigna Corp.	59,198	$ 5,178,641
DaVita HealthCare Partners, Inc. (a)	37,809	2,395,956
Express Scripts Holding Co. (a)	172,576	12,121,738
Humana, Inc.	33,391	3,446,619
Laboratory Corp. of America Holdings (a)(d)	18,718	1,710,264
McKesson Corp.	49,197	7,940,396
Patterson Companies, Inc.	17,855	735,626
Quest Diagnostics, Inc.	31,146	1,667,557
Tenet Healthcare Corp. (a)(d)	21,251	895,092
UnitedHealth Group, Inc.	215,614	16,235,734
WellPoint, Inc.	63,269	5,845,423
		71,921,329
Health Care Technology - 0.1%
Cerner Corp. (a)(d)	63,223	3,524,050
Life Sciences Tools & Services - 0.5%
Agilent Technologies, Inc.	70,845	4,051,626
Life Technologies Corp. (a)	36,979	2,803,008
PerkinElmer, Inc.	24,071	992,447
Thermo Fisher Scientific, Inc.	77,393	8,617,711
Waters Corp. (a)	18,232	1,823,200
		18,287,992
Pharmaceuticals - 5.8%
AbbVie, Inc.	340,710	17,992,895
Actavis PLC (a)	37,275	6,262,200
Allergan, Inc.	63,642	7,069,353
Bristol-Myers Squibb Co.	352,635	18,742,550
Eli Lilly & Co.	212,336	10,829,136
Forest Laboratories, Inc. (a)	50,775	3,048,023
Hospira, Inc. (a)	35,525	1,466,472
Johnson & Johnson	604,259	55,344,082
Merck & Co., Inc.	625,781	31,320,339
Mylan, Inc. (a)	81,995	3,558,583
Perrigo Co. PLC (d)	28,495	4,372,843
Pfizer, Inc.	1,388,032	42,515,420
Zoetis, Inc. Class A	107,085	3,500,609
		206,022,505
TOTAL HEALTH CARE		457,641,930
INDUSTRIALS - 10.8%
Aerospace & Defense - 2.7%
General Dynamics Corp.	71,658	6,846,922
Honeywell International, Inc.	168,051	15,354,820
L-3 Communications Holdings, Inc.	18,981	2,028,310
Lockheed Martin Corp.	57,623	8,566,235
Northrop Grumman Corp.	47,543	5,448,903
Precision Castparts Corp.	31,109	8,377,654
Raytheon Co.	68,420	6,205,694
Rockwell Collins, Inc.	28,938	2,139,097
Textron, Inc.	60,213	2,213,430
Common Stocks - continued
	Shares	Value
INDUSTRIALS - continued
Aerospace & Defense - continued
The Boeing Co.	148,062	$ 20,208,982
United Technologies Corp.	180,795	20,574,471
		97,964,518
Air Freight & Logistics - 0.8%
C.H. Robinson Worldwide, Inc.	32,475	1,894,592
Expeditors International of Washington, Inc.	44,028	1,948,239
FedEx Corp.	63,745	9,164,619
United Parcel Service, Inc. Class B	153,093	16,087,012
		29,094,462
Airlines - 0.2%
Delta Air Lines, Inc.	183,230	5,033,328
Southwest Airlines Co.	149,215	2,811,211
		7,844,539
Building Products - 0.1%
Allegion PLC (a)	19,127	845,222
Masco Corp.	76,455	1,740,880
		2,586,102
Commercial Services & Supplies - 0.5%
ADT Corp. (d)	42,832	1,733,411
Cintas Corp.	21,568	1,285,237
Iron Mountain, Inc.	36,448	1,106,197
Pitney Bowes, Inc. (d)	43,260	1,007,958
Republic Services, Inc.	57,840	1,920,288
Stericycle, Inc. (a)	18,356	2,132,417
Tyco International Ltd.	99,653	4,089,759
Waste Management, Inc.	93,450	4,193,102
		17,468,369
Construction & Engineering - 0.2%
Fluor Corp.	34,985	2,808,946
Jacobs Engineering Group, Inc. (a)	28,209	1,776,885
Quanta Services, Inc. (a)	46,230	1,459,019
		6,044,850
Electrical Equipment - 0.8%
AMETEK, Inc.	52,418	2,760,856
Eaton Corp. PLC	101,622	7,735,467
Emerson Electric Co.	150,766	10,580,758
Rockwell Automation, Inc.	29,698	3,509,116
Roper Industries, Inc.	21,269	2,949,585
		27,535,782
Industrial Conglomerates - 2.5%
3M Co.	136,983	19,211,866
Danaher Corp.	128,413	9,913,484
General Electric Co.	2,166,808	60,735,628
		89,860,978
Machinery - 1.7%
Caterpillar, Inc.	136,287	12,376,222
Cummins, Inc.	37,318	5,260,718

	Shares	Value
Deere & Co.	81,993	$ 7,488,421
Dover Corp.	36,487	3,522,455
Flowserve Corp.	29,870	2,354,652
Illinois Tool Works, Inc.	87,451	7,352,880
Ingersoll-Rand PLC	57,380	3,534,608
Joy Global, Inc. (d)	22,761	1,331,291
PACCAR, Inc.	75,835	4,487,157
Pall Corp.	23,728	2,025,185
Parker Hannifin Corp.	31,961	4,111,463
Pentair Ltd.	42,691	3,315,810
Snap-On, Inc.	12,454	1,363,962
Stanley Black & Decker, Inc.	33,242	2,682,297
Xylem, Inc.	39,511	1,367,081
		62,574,202
Professional Services - 0.2%
Dun & Bradstreet Corp.	8,173	1,003,236
Equifax, Inc.	26,061	1,800,554
Nielsen Holdings B.V.	54,195	2,487,009
Robert Half International, Inc.	29,683	1,246,389
		6,537,188
Road & Rail - 0.9%
CSX Corp.	217,096	6,245,852
Kansas City Southern	23,603	2,922,759
Norfolk Southern Corp.	66,158	6,141,447
Ryder System, Inc.	11,264	831,058
Union Pacific Corp.	98,639	16,571,352
		32,712,468
Trading Companies & Distributors - 0.2%
Fastenal Co. (d)	58,468	2,777,815
W.W. Grainger, Inc.	13,231	3,379,462
		6,157,277
TOTAL INDUSTRIALS		386,380,735
INFORMATION TECHNOLOGY - 18.4%
Communications Equipment - 1.7%
Cisco Systems, Inc.	1,145,070	25,706,822
F5 Networks, Inc. (a)	16,621	1,510,184
Harris Corp.	22,889	1,597,881
Juniper Networks, Inc. (a)	108,155	2,441,058
Motorola Solutions, Inc.	49,313	3,328,628
QUALCOMM, Inc.	361,822	26,865,284
		61,449,857
Computers & Peripherals - 4.1%
Apple, Inc.	192,694	108,122,518
EMC Corp.	440,723	11,084,183
Hewlett-Packard Co.	411,592	11,516,344
NetApp, Inc.	72,992	3,002,891
SanDisk Corp.	48,378	3,412,584
Seagate Technology	69,849	3,922,720
Western Digital Corp.	45,084	3,782,548
		144,843,788
Common Stocks - continued
	Shares	Value
INFORMATION TECHNOLOGY - continued
Electronic Equipment & Components - 0.4%
Amphenol Corp. Class A	33,899	$ 3,023,113
Corning, Inc.	309,943	5,523,184
FLIR Systems, Inc.	30,338	913,174
Jabil Circuit, Inc.	39,595	690,537
TE Connectivity Ltd.	87,889	4,843,563
		14,993,571
Internet Software & Services - 3.1%
Akamai Technologies, Inc. (a)	38,331	1,808,457
eBay, Inc. (a)	249,534	13,696,921
Facebook, Inc. Class A (a)	352,248	19,253,876
Google, Inc. Class A (a)	60,102	67,356,912
VeriSign, Inc. (a)(d)	27,591	1,649,390
Yahoo!, Inc. (a)	202,052	8,170,983
		111,936,539
IT Services - 3.6%
Accenture PLC Class A	136,153	11,194,500
Alliance Data Systems Corp. (a)	10,433	2,743,149
Automatic Data Processing, Inc.	103,105	8,331,915
Cognizant Technology Solutions Corp. Class A (a)	64,785	6,541,989
Computer Sciences Corp.	31,528	1,761,785
Fidelity National Information Services, Inc.	62,351	3,347,002
Fiserv, Inc. (a)	55,242	3,262,040
IBM Corp.	218,601	41,002,990
MasterCard, Inc. Class A	22,172	18,523,819
Paychex, Inc.	69,610	3,169,343
Teradata Corp. (a)(d)	34,995	1,591,923
The Western Union Co.	118,274	2,040,227
Total System Services, Inc.	35,767	1,190,326
Visa, Inc. Class A	109,062	24,285,926
		128,986,934
Office Electronics - 0.1%
Xerox Corp.	247,844	3,016,261
Semiconductors & Semiconductor Equipment - 2.0%
Altera Corp.	68,775	2,237,251
Analog Devices, Inc.	66,616	3,392,753
Applied Materials, Inc.	257,896	4,562,180
Broadcom Corp. Class A	115,565	3,426,502
First Solar, Inc. (a)(d)	15,121	826,211
Intel Corp.	1,064,625	27,637,665
KLA-Tencor Corp.	35,691	2,300,642
Lam Research Corp. (a)	34,779	1,893,717
Linear Technology Corp. (d)	50,150	2,284,333
LSI Corp.	116,707	1,286,111
Microchip Technology, Inc. (d)	42,484	1,901,159
Micron Technology, Inc. (a)	225,273	4,901,940
NVIDIA Corp.	123,917	1,985,150

	Shares	Value
Texas Instruments, Inc.	234,419	$ 10,293,338
Xilinx, Inc.	57,464	2,638,747
		71,567,699
Software - 3.4%
Adobe Systems, Inc. (a)	99,565	5,961,952
Autodesk, Inc. (a)	48,316	2,431,744
CA Technologies, Inc.	69,587	2,341,603
Citrix Systems, Inc. (a)	39,920	2,524,940
Electronic Arts, Inc. (a)	66,204	1,518,720
Intuit, Inc.	61,006	4,655,978
Microsoft Corp.	1,626,953	60,896,851
Oracle Corp.	751,565	28,754,877
Red Hat, Inc. (a)	40,584	2,274,327
salesforce.com, Inc. (a)(d)	118,811	6,557,179
Symantec Corp.	149,067	3,515,000
		121,433,171
TOTAL INFORMATION TECHNOLOGY		658,227,820
MATERIALS - 3.4%
Chemicals - 2.5%
Air Products & Chemicals, Inc.	45,248	5,057,821
Airgas, Inc.	14,215	1,589,948
CF Industries Holdings, Inc.	12,275	2,860,566
E.I. du Pont de Nemours & Co.	198,341	12,886,215
Eastman Chemical Co.	32,965	2,660,276
Ecolab, Inc.	58,076	6,055,585
FMC Corp.	28,543	2,153,855
International Flavors & Fragrances, Inc.	17,457	1,500,953
LyondellBasell Industries NV Class A	93,558	7,510,836
Monsanto Co.	112,617	13,125,511
PPG Industries, Inc.	30,417	5,768,888
Praxair, Inc.	63,043	8,197,481
Sherwin-Williams Co.	18,447	3,385,025
Sigma Aldrich Corp.	25,629	2,409,382
The Dow Chemical Co.	259,756	11,533,166
The Mosaic Co.	72,985	3,450,001
		90,145,509
Construction Materials - 0.1%
Vulcan Materials Co.	27,839	1,654,193
Containers & Packaging - 0.2%
Avery Dennison Corp.	20,692	1,038,531
Ball Corp.	30,976	1,600,220
Bemis Co., Inc.	22,047	903,045
MeadWestvaco Corp.	38,096	1,406,885
Owens-Illinois, Inc. (a)	35,336	1,264,322
Sealed Air Corp.	42,013	1,430,543
		7,643,546
Metals & Mining - 0.5%
Alcoa, Inc. (d)	229,074	2,435,057
Allegheny Technologies, Inc.	23,126	823,979
Cliffs Natural Resources, Inc. (d)	32,794	859,531
Common Stocks - continued
	Shares	Value
MATERIALS - continued
Metals & Mining - continued
Freeport-McMoRan Copper & Gold, Inc.	222,339	$ 8,391,074
Newmont Mining Corp.	106,628	2,455,643
Nucor Corp.	68,150	3,637,847
United States Steel Corp. (d)	30,983	913,999
		19,517,130
Paper & Forest Products - 0.1%
International Paper Co.	95,009	4,658,291
TOTAL MATERIALS		123,618,669
TELECOMMUNICATION SERVICES - 2.3%
Diversified Telecommunication Services - 2.1%
AT&T, Inc.	1,128,232	39,668,637
CenturyLink, Inc.	126,588	4,031,828
Frontier Communications Corp. (d)	214,070	995,426
Verizon Communications, Inc.	612,893	30,117,562
Windstream Holdings, Inc. (d)	127,659	1,018,719
		75,832,172
Wireless Telecommunication Services - 0.2%
Crown Castle International Corp. (a)	71,547	5,253,696
TOTAL TELECOMMUNICATION SERVICES		81,085,868
UTILITIES - 2.9%
Electric Utilities - 1.6%
American Electric Power Co., Inc.	104,362	4,877,880
Duke Energy Corp.	151,201	10,434,381
Edison International	69,778	3,230,721
Entergy Corp.	38,190	2,416,281
Exelon Corp.	183,521	5,026,640
FirstEnergy Corp.	89,571	2,954,052
NextEra Energy, Inc.	92,238	7,897,418
Northeast Utilities	67,483	2,860,604
Pepco Holdings, Inc.	53,490	1,023,264
Pinnacle West Capital Corp.	23,568	1,247,219
PPL Corp.	134,979	4,061,518
Southern Co.	188,840	7,763,212
Xcel Energy, Inc.	106,578	2,977,789
		56,770,979
Gas Utilities - 0.1%
AGL Resources, Inc.	25,441	1,201,578
ONEOK, Inc.	44,180	2,747,112
		3,948,690
Independent Power Producers & Energy Traders - 0.1%
NRG Energy, Inc.	69,265	1,989,291
The AES Corp.	140,630	2,040,541
		4,029,832

	Shares	Value
Multi-Utilities - 1.1%
Ameren Corp.	51,964	$ 1,879,018
CenterPoint Energy, Inc.	91,801	2,127,947
CMS Energy Corp.	56,968	1,525,033
Consolidated Edison, Inc.	62,727	3,467,549
Dominion Resources, Inc.	124,310	8,041,614
DTE Energy Co.	37,864	2,513,791
Integrys Energy Group, Inc.	17,092	929,976
NiSource, Inc.	67,097	2,206,149
PG&E Corp.	96,224	3,875,903
Public Service Enterprise Group, Inc. (d)	108,339	3,471,182
SCANA Corp.	30,101	1,412,640
Sempra Energy	48,678	4,369,337
TECO Energy, Inc. (d)	43,747	754,198
Wisconsin Energy Corp. (d)	48,513	2,005,527
		38,579,864
TOTAL UTILITIES		103,329,365
TOTAL COMMON STOCKS (Cost $1,681,346,000)		3,532,639,573
U.S. Treasury Obligations - 0.1%
Principal Amount
U.S. Treasury Bills, yield at date of purchase 0.07% to 0.08% 4/3/14 to 7/24/14 (e) (Cost $2,499,104)	$ 2,500,000	2,499,074
Money Market Funds - 3.0%
	Shares
Fidelity Cash Central Fund, 0.11% (b)	42,705,315	42,705,315
Fidelity Securities Lending Cash Central Fund, 0.11% (b)(c)	66,683,235	66,683,235
TOTAL MONEY MARKET FUNDS (Cost $109,388,550)		109,388,550
TOTAL INVESTMENT PORTFOLIO - 101.6% (Cost $1,793,233,654)		3,644,527,197
NET OTHER ASSETS (LIABILITIES) - (1.6)%		(58,666,781)
NET ASSETS - 100%		$ 3,585,860,416
Futures Contracts
	Expiration Date	Underlying Face Amount at Value	Unrealized Appreciation/(Depreciation)
Purchased
Equity Index Contracts
262 CME E-mini S&P 500 Index Contracts (United States)	March 2014	$ 24,118,410	$ 839,250
56 CME S&P 500 Index Contracts	March 2014	25,775,400	840,130
TOTAL EQUITY INDEX CONTRACTS		$ 49,893,810	$ 1,679,380

The face value of futures purchased as a percentage of net assets is 1.4%
Legend
(a) Non-income producing

(b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
(e) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $2,454,093.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 50,108
Fidelity Securities Lending Cash Central Fund	196,757
Total	$ 246,865
Other Information

The following is a summary of the inputs used, as of December 31, 2013, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 442,989,521	$ 442,989,521	$ -	$ -
Consumer Staples	344,769,142	344,769,142	-	-
Energy	363,019,255	363,019,255	-	-
Financials	571,577,268	571,577,268	-	-
Health Care	457,641,930	457,641,930	-	-
Industrials	386,380,735	386,380,735	-	-
Information Technology	658,227,820	658,227,820	-	-
Materials	123,618,669	123,618,669	-	-
Telecommunication Services	81,085,868	81,085,868	-	-
Utilities	103,329,365	103,329,365	-	-
U.S. Government and Government Agency Obligations	2,499,074	-	2,499,074	-
Money Market Funds	109,388,550	109,388,550	-	-
Total Investments in Securities:	$ 3,644,527,197	$ 3,642,028,123	$ 2,499,074	$ -
Derivative Instruments:
Assets
Futures Contracts	$ 1,679,380	$ 1,679,380	$ -	$ -
Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of December 31, 2013. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset	Liability
Equity Risk
Futures Contracts (a)	$ 1,679,380	$ -
Total Value of Derivatives	$ 1,679,380	$ -

(a) Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. Only the period end receivable or payable for daily variation margin and net unrealized appreciation (depreciation) are presented in the Statement of Assets and Liabilities.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	December 31, 2013

Assets
Investment in securities, at value (including securities loaned of $65,256,158) - See accompanying schedule: Unaffiliated issuers (cost $1,683,845,104)	$ 3,535,138,647
Fidelity Central Funds (cost $109,388,550)	109,388,550
Total Investments (cost $1,793,233,654)		$ 3,644,527,197
Cash		1,323,220
Receivable for fund shares sold		5,367,220
Dividends receivable		4,758,281
Distributions receivable from Fidelity Central Funds		14,821
Receivable for daily variation margin for derivative instruments		167,576
Other receivables		45,635
Total assets		3,656,203,950

Liabilities
Payable for investments purchased	$ 1,300,505
Payable for fund shares redeemed	1,947,421
Accrued management fee	130,893
Distribution and service plan fees payable	79,298
Other affiliated payables	160,039
Other payables and accrued expenses	42,143
Collateral on securities loaned, at value	66,683,235
Total liabilities		70,343,534

Net Assets		$ 3,585,860,416
Net Assets consist of:
Paid in capital		$1,745,676,377
Distributions in excess of net investment income		(288,900)
Accumulated undistributed net realized gain (loss) on investments		(12,499,984)
Net unrealized appreciation (depreciation) on investments		1,852,972,923
Net Assets		$ 3,585,860,416

Statement of Assets and Liabilities - continued

December 31, 2013

Initial Class: Net Asset Value, offering price and redemption price per share ($3,163,672,781 ÷ 16,982,270 shares)	$ 186.29

Service Class: Net Asset Value, offering price and redemption price per share ($55,065,581 ÷ 296,416 shares)	$ 185.77

Service Class 2: Net Asset Value, offering price and redemption price per share ($367,122,054 ÷ 1,989,154 shares)	$ 184.56

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

	Year ended December 31, 2013

Investment Income
Dividends		$ 63,975,795
Interest		2,662
Income from Fidelity Central Funds		246,865
Total income		64,225,322

Expenses
Management fee	$ 1,390,818
Transfer agent fees	1,699,889
Distribution and service plan fees	850,679
Independent trustees' compensation	16,160
Miscellaneous	6,201
Total expenses before reductions	3,963,747
Expense reductions	(113)	3,963,634
Net investment income (loss)		60,261,688
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(14,213,470)
Futures contracts	11,913,798
Total net realized gain (loss)		(2,299,672)
Change in net unrealized appreciation (depreciation) on: Investment securities	796,400,620
Futures contracts	1,484,522
Total change in net unrealized appreciation (depreciation)		797,885,142
Net gain (loss)		795,585,470
Net increase (decrease) in net assets resulting from operations		$ 855,847,158

Statement of Changes in Net Assets

	Year ended December 31, 2013	Year ended December 31, 2012
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 60,261,688	$ 53,449,172
Net realized gain (loss)	(2,299,672)	26,021,499
Change in net unrealized appreciation (depreciation)	797,885,142	268,060,038
Net increase (decrease) in net assets resulting from operations	855,847,158	347,530,709
Distributions to shareholders from net investment income	(60,739,824)	(52,954,383)
Distributions to shareholders from net realized gain	(29,920,613)	(30,334,618)
Total distributions	(90,660,437)	(83,289,001)
Share transactions - net increase (decrease)	210,763,046	149,810,206
Total increase (decrease) in net assets	975,949,767	414,051,914

Net Assets
Beginning of period	2,609,910,649	2,195,858,735
End of period (including distributions in excess of net investment income of $288,900 and undistributed net investment income of $152,302, respectively)	$ 3,585,860,416	$ 2,609,910,649

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Initial Class

Years ended December 31,	2013	2012	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 144.91	$ 129.33	$ 132.39	$ 119.62	$ 99.19
Income from Investment Operations
Net investment income (loss) C	3.31	3.12	2.58	2.35	2.37
Net realized and unrealized gain (loss)	42.98	17.29	.10	15.13	23.03
Total from investment operations	46.29	20.41	2.68	17.48	25.40
Distributions from net investment income	(3.27)	(3.06)	(2.65)	(2.44)	(2.72)
Distributions from net realized gain	(1.64)	(1.77)	(3.09)	(2.27)	(2.25)
Total distributions	(4.91)	(4.83)	(5.74)	(4.71)	(4.97)
Net asset value, end of period	$ 186.29	$ 144.91	$ 129.33	$ 132.39	$ 119.62
Total Return A, B	32.25%	15.91%	2.04%	15.02%	26.61%
Ratios to Average Net Assets D, F
Expenses before reductions	.10%	.10%	.10%	.10%	.10%
Expenses net of fee waivers, if any	.10%	.10%	.10%	.10%	.10%
Expenses net of all reductions	.10%	.10%	.10%	.10%	.10%
Net investment income (loss)	1.98%	2.20%	1.96%	1.94%	2.31%
Supplemental Data
Net assets, end of period (000 omitted)	$ 3,163,673	$ 2,294,364	$ 1,918,592	$ 1,931,271	$ 1,767,750
Portfolio turnover rate E	5%	5%	5%	5%	6%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

Financial Highlights - Service Class

Years ended December 31,	2013	2012	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 144.53	$ 129.00	$ 132.07	$ 119.35	$ 98.99
Income from Investment Operations
Net investment income (loss) C	3.13	2.97	2.44	2.22	2.27
Net realized and unrealized gain (loss)	42.85	17.25	.10	15.09	22.96
Total from investment operations	45.98	20.22	2.54	17.31	25.23
Distributions from net investment income	(3.10)	(2.92)	(2.52)	(2.32)	(2.62)
Distributions from net realized gain	(1.64)	(1.77)	(3.09)	(2.27)	(2.25)
Total distributions	(4.74)	(4.69)	(5.61)	(4.59)	(4.87)
Net asset value, end of period	$ 185.77	$ 144.53	$ 129.00	$ 132.07	$ 119.35
Total Return A, B	32.12%	15.80%	1.93%	14.91%	26.48%
Ratios to Average Net Assets D, F
Expenses before reductions	.20%	.20%	.20%	.20%	.20%
Expenses net of fee waivers, if any	.20%	.20%	.20%	.20%	.20%
Expenses net of all reductions	.20%	.20%	.20%	.20%	.20%
Net investment income (loss)	1.88%	2.10%	1.86%	1.84%	2.21%
Supplemental Data
Net assets, end of period (000 omitted)	$ 55,066	$ 41,443	$ 37,095	$ 37,209	$ 32,708
Portfolio turnover rate E	5%	5%	5%	5%	6%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Service Class 2

Years ended December 31,	2013	2012	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 143.64	$ 128.24	$ 131.31	$ 118.71	$ 98.50
Income from Investment Operations
Net investment income (loss) C	2.86	2.74	2.23	2.03	2.11
Net realized and unrealized gain (loss)	42.56	17.14	.11	14.97	22.82
Total from investment operations	45.42	19.88	2.34	17.00	24.93
Distributions from net investment income	(2.86)	(2.71)	(2.32)	(2.13)	(2.47)
Distributions from net realized gain	(1.64)	(1.77)	(3.09)	(2.27)	(2.25)
Total distributions	(4.50)	(4.48)	(5.41)	(4.40)	(4.72)
Net asset value, end of period	$ 184.56	$ 143.64	$ 128.24	$ 131.31	$ 118.71
Total Return A, B	31.92%	15.62%	1.78%	14.73%	26.30%
Ratios to Average Net Assets D, F
Expenses before reductions	.35%	.35%	.35%	.35%	.35%
Expenses net of fee waivers, if any	.35%	.35%	.35%	.35%	.35%
Expenses net of all reductions	.35%	.35%	.35%	.35%	.35%
Net investment income (loss)	1.73%	1.95%	1.71%	1.69%	2.06%
Supplemental Data
Net assets, end of period (000 omitted)	$ 367,122	$ 274,104	$ 240,172	$ 242,677	$ 220,221
Portfolio turnover rate E	5%	5%	5%	5%	6%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended December 31, 2013

1. Organization.

VIP Index 500 Portfolio (the Fund) is a fund of Variable Insurance Products Fund II (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Shares of the Fund may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts. The Fund offers the following classes of shares: Initial Class shares, Service Class shares and Service Class 2 shares. All classes have equal rights and voting privileges, except for matters affecting a single class.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. In accordance with valuation policies and procedures approved by the Board of Trustees (the Board), the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Fidelity Management & Research Company (FMR) Fair Value Committee (the Committee), in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and is responsible for approving and reporting to the Board all fair value determinations.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Investment Valuation - continued

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. U.S. government and government agency obligations, are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of December 31, 2013, is included at the end of the Fund's Schedule of Investments.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Subsequent to ex-dividend date the Fund determines the components of these distributions, based upon receipt of tax filings or other correspondence relating to the underlying investment. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), independent Trustees may elect to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of December 31, 2013, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to futures contracts, deferred trustees compensation and losses deferred due to wash sales and excise tax regulations.

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 1,968,388,263
Gross unrealized depreciation	(117,521,704)
Net unrealized appreciation (depreciation) on securities and other investments	$ 1,850,866,559

Tax Cost	$ 1,793,660,638

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 90,161
Net unrealized appreciation (depreciation)	$ 1,850,866,559

The tax character of distributions paid was as follows:

	December 31, 2013	December 31, 2012
Ordinary Income	$ 68,824,135	$ 57,066,938
Long-term Capital Gains	21,836,302	26,222,063
Total	$ 90,660,437	$ 83,289,001

4. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk:

Equity Risk

Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Counterparty credit risk related to exchange-traded futures contracts may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Fund used futures contracts to manage its exposure to the stock market.

Annual Report

Notes to Financial Statements - continued

4. Derivative Instruments - continued

Futures Contracts - continued

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin for derivative instruments in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts." The underlying face amount at value reflects each contract's exposure to the underlying instrument or index at period end and is representative of volume of activity during the period. Securities deposited to meet initial margin requirements are identified in the Schedule of Investments.

During the period the Fund recognized net realized gain (loss) of $11,913,798 and a change in net unrealized appreciation (depreciation) of $1,484,522 related to its investment in futures contracts. These amounts are included in the Statement of Operations.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $334,762,840 and $142,456,824, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee and Expense Contract. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is based on an annual rate of .045% of the Fund's average net assets. Under the management contract, the investment adviser pays all other fund-level expenses, except the compensation of the independent Trustees and certain other expenses such as interest expense, including commitment fees. In addition, under an expense contract, the investment adviser pays class-level expenses as necessary so that total expenses do not exceed an annual rate of .10% of each class' average net assets, excluding the distribution and service fee for each applicable class, with certain exceptions.

Sub-Adviser. Geode Capital Management, LLC (Geode), serves as sub-adviser for the Fund. Geode provides discretionary investment advisory services to the Fund and is paid by the investment adviser for providing these services.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate 12b-1 Plans for each Service Class of shares. Each Service Class pays Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, a service fee. For the period, the service fee is based on an annual rate of .10% of Service Class' average net assets and .25% of Service Class 2's average net assets.

For the period, total fees, all of which were re-allowed to insurance companies for the distribution of shares and providing shareholder support services were as follows:

Service Class	$ 48,513
Service Class 2	802,166
$ 850,679

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing, and shareholder servicing agent for each class. FIIOC receives asset-based fees of .066% of each class's average net assets. In addition, FIIOC receives an asset-based fee of .0035% of average net assets for typesetting, printing and mailing of shareholder reports, except proxy statements. Under the expense contract, each class pays a portion of the transfer agent fees at an annual rate of .055% of the class' average net assets. For the period, transfer agent fees for each class, including printing and out of pocket expenses, were as follows:

Initial Class	$ 1,496,730
Service Class	26,682
Service Class 2	176,477
$ 1,699,889

Effective February 1, 2014, the Board of Trustees approved an amendment to the transfer agent fee agreement whereby FIIOC receives a single fee of .07% of average net assets for transfer agent services, typesetting, printing and mailing of shareholder reports, excluding mailing of proxy statements and out of pocket expenses.

7. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $6,201 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

Annual Report

8. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $196,757.

9. Expense Reductions.

Through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's expenses by $113.

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended December 31,	2013	2012
From net investment income
Initial Class	$ 54,227,431	$ 47,042,989
Service Class	904,731	817,750
Service Class 2	5,607,662	5,093,644
Total	$ 60,739,824	$ 52,954,383
From net realized gain
Initial Class	$ 26,317,948	$ 26,520,646
Service Class	475,053	492,115
Service Class 2	3,127,612	3,321,857
Total	$ 29,920,613	$ 30,334,618

11. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended December 31,	2013	2012	2013	2012
Initial Class
Shares sold	2,704,992	2,686,566	$ 452,321,126	$ 383,379,462
Reinvestment of distributions	468,846	520,317	80,545,379	73,563,635
Shares redeemed	(2,024,201)	(2,209,387)	(337,548,716)	(312,125,251)
Net increase (decrease)	1,149,637	997,496	$ 195,317,789	$ 144,817,846
Service Class
Shares sold	32,810	32,821	$ 5,462,769	$ 4,627,611
Reinvestment of distributions	8,074	9,295	1,379,784	1,309,865
Shares redeemed	(31,206)	(42,924)	(5,198,852)	(5,946,964)
Net increase (decrease)	9,678	(808)	$ 1,643,701	$ (9,488)
Service Class 2
Shares sold	373,889	338,381	$ 61,633,716	$ 47,591,017
Reinvestment of distributions	51,514	60,133	8,735,274	8,415,501
Shares redeemed	(344,539)	(363,069)	(56,567,434)	(51,004,670)
Net increase (decrease)	80,864	35,445	$ 13,801,556	$ 5,001,848

Annual Report

Notes to Financial Statements - continued

12. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, the investment adviser or its affiliates were the owners of record of 36% of the total outstanding shares of the Fund.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Variable Insurance Products Fund II and Shareholders of VIP Index 500 Portfolio:

We have audited the accompanying statement of assets and liabilities of VIP Index 500 Portfolio (the Fund), a fund of Variable Insurance Products Fund II, including the schedule of investments, as of December 31, 2013, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2013, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of VIP Index 500 Portfolio as of December 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 11, 2014

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, Ned C. Lautenbach, Ronald P. O'Hanley, and William S. Stavropoulos, each of the Trustees oversees 173 funds. Mr. Curvey oversees 396 funds. Mr. Lautenbach, Mr. O'Hanley, and Mr. Stavropoulos each oversees 247 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity funds' valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of FMR's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
James C. Curvey (1935)
Year of Election or Appointment: 2007 Trustee Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity funds. Mr. Curvey is a Director of Fidelity Investments Money Management, Inc. (2009-present), Director of Fidelity Research & Analysis Co. (2009-present) and Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey was the Vice Chairman (2006-2007) and Director (2000-2007) of FMR Corp.

Ronald P. O'Hanley (1957)
Year of Election or Appointment: 2011 Trustee

Mr. O'Hanley also serves as Trustee of other Fidelity funds. He is Director of Fidelity SelectCo, LLC (2013-present), FMR Co., Inc. (2010-present), Director of Fidelity Investments Money Management, Inc. (2010-present), Director of Fidelity Research & Analysis Company (2010-present), President of Fidelity Asset Management and Corporate Services and a Member of Fidelity's Executive Committee (2010-present). Previously, Mr. O'Hanley served as President and Chief Executive Officer of BNY Mellon Asset Management (2007-2010). Mr. O'Hanley also served as Vice Chairman of Bank New York Mellon Corp. and a member of that firm's Executive Committee. Prior to the 2007 merger of The Bank of New York and Mellon Financial Corporation, he was Vice Chairman of Mellon Financial Corporation and President and Chief Executive Officer of Mellon Asset Management. He joined Mellon in February 1997. Mr. O'Hanley currently serves as Chairman of the Boston Public Library Foundation Board of Directors and sits on the Board of Directors of Beth Israel Deaconess Medical Center, the Board of Trustees of the Marine Biological Laboratory and the Advisory Board of the Maxwell School of Citizenship and Public Administration at Syracuse University. Mr. O'Hanley also chairs the Council on Asset Management for the Financial Services Roundtable and is a member of the Board of Directors of Institutional Investor's U.S. Institute.

* Trustees has been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Trustees and Officers - continued

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (1948)
Year of Election or Appointment: 2005 Trustee

Mr. Dirks also serves as Trustee of other Fidelity funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (1953)
Year of Election or Appointment: 2008 Trustee

Mr. Lacy also serves as Trustee of other Fidelity funds. Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes, 2010-present), Earth Fare, Inc. (retail grocery, 2012-present), The Hillman Companies, Inc. (hardware wholesalers, 2010-present), and Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for the Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (1944)
Year of Election or Appointment: 2000 Trustee Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity funds. Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (2012-present) and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (1944)
Year of Election or Appointment: 2008 Trustee

Mr. Mauriello also serves as Trustee of other Fidelity funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (1950)
Year of Election or Appointment: 2011

Mr. Selander also serves as Trustee of other Fidelity funds. Previously, Mr. Selander served as a Member of the Advisory Board of other Fidelity funds (2011), and Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (1944)
Year of Election or Appointment: 2005 Trustee

Ms. Small also serves as Trustee of other Fidelity funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)
Year of Election or Appointment: 2001 Trustee Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and Maersk Inc. (industrial conglomerate), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)
Year of Election or Appointment: 2008 Trustee

Mr. Thomas also serves as Trustee of other Fidelity funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), and as a member of the Board of Directors of Interpublic Group of Companies, Inc. (marketing communication, 2004-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Member and Officers:

Correspondence intended for each officer and Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation
Peter S. Lynch (1944)
Year of Election or Appointment: 2003 Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Elizabeth Paige Baumann (1968)
Year of Election or Appointment: 2012 Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer of FMR LLC (2012-present) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

William C. Coffey (1969)
Year of Election or Appointment: 2009 Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)
Year of Election or Appointment: 2010 Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Adrien E. Deberghes (1967)
Year of Election or Appointment: 2008 Deputy Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (1969)
Year of Election or Appointment: 2010 Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Scott C. Goebel (1968)
Year of Election or Appointment: 2008 Secretary and Chief Legal Officer (CLO)

Mr. Goebel serves as Secretary and CLO of other funds. Mr. Goebel also serves as Secretary of Fidelity Investments Money Management, Inc. (FIMM) (2010-present) and Fidelity Research and Analysis Company (FRAC) (2010-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), and Fidelity Management & Research (U.K.) Inc. (2008-present). Previously, Mr. Goebel served as Secretary and CLO of other Fidelity funds (2008-2013), Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007). Mr. Goebel has been employed by FMR LLC or an affiliate since 2001.

Joseph A. Hanlon (1968)
Year of Election or Appointment: 2012 Chief Compliance Officer

Mr. Hanlon also serves as Chief Compliance Officer of other funds. Mr. Hanlon serves as Compliance Officer of FMR, FMR Co., Inc., Fidelity Investments Money Management, Inc. (FIMM), Fidelity Research and Analysis Company (FRAC), and Fidelity Management & Research (Hong Kong) (2009-present), as Senior Vice President of the Fidelity Asset Management Division (2009-present), and is an employee of Fidelity Investments. Previously, Mr. Hanlon served as Compliance Officer of Fidelity Management & Research (Japan) Inc. (2009-2013), Strategic Advisers, Inc. (2009-2013), and Fidelity Management & Research (U.K.) Inc. (2009-2013).

Bruce T. Herring (1965)
Year of Election or Appointment: 2006 Vice President of certain Equity Funds

Mr. Herring also serves as Vice President of other funds. He serves as Chief Investment Officer of Fidelity Global Asset Allocation (GAA) (2013-present), Group Chief Investment Officer of FMR, and President of Fidelity Research & Analysis Company (2010-present). Previously, Mr. Herring served as Chief Investment Officer and Director of Fidelity Management & Research (U.K.) Inc. (2010-2013), Vice President (2005-2006) and Senior Vice President (2006-2007) of Fidelity Management & Research Company, Vice President of FMR Co., Inc. (2001-2007), and as a portfolio manager for Fidelity U.S. Equity Funds.

Brian B. Hogan (1964)
Year of Election or Appointment: 2009 Vice President

Mr. Hogan also serves as Vice President of other funds. Mr. Hogan serves as President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Chris Maher (1972)
Year of Election or Appointment: 2013 Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of FMR's Program Management Group (2010-2013), and Vice President of Valuation Oversight (2008-2010).

Christine Reynolds (1958)
Year of Election or Appointment: 2008 Chief Financial Officer

Ms. Reynolds also serves as Chief Financial Officer of other funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Kenneth B. Robins (1969)
Year of Election or Appointment: 2008 President and Treasurer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (2013-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served in other fund officer roles.

Gary W. Ryan (1958)
Year of Election or Appointment: 2005 Assistant Treasurer

Mr. Ryan also serves as Assistant Treasurer of other funds. Mr. Ryan is an employee of Fidelity Investments and has served in other fund officer roles. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Stephen Sadoski (1971)
Year of Election or Appointment: 2012 Deputy Treasurer

Mr. Sadoski also serves as Deputy Treasurer of other funds. He is an employee of Fidelity Investments (2012-present) and has served in another fund officer role. Prior to joining Fidelity Investments, Mr. Sadoski served as an assistant chief accountant in the Division of Investment Management of the Securities and Exchange Commission (SEC) (2009-2012) and as a senior manager at Deloitte & Touche LLP (1997-2009).

Stacie M. Smith (1974)
Year of Election or Appointment: 2013 Deputy Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009).

Renee Stagnone (1975)
Year of Election or Appointment: 2013 Deputy Treasurer
Ms. Stagnone also serves as Deputy Treasurer of other funds. Ms. Stagnone is an employee of Fidelity Investments.
Joseph F. Zambello (1957)
Year of Election or Appointment: 2011 Deputy Treasurer

Mr. Zambello also serves as Deputy Treasurer of other funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of FMR's Program Management Group (2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Annual Report

Distributions (Unaudited)

Initial Class designates 5% and 88%; Service Class designates 5% and 92%; Service Class 2 designates 5% and 99%; of the dividends distributed in February and December, during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

VIP Index 500 Portfolio

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees, each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2013 meeting, the Board, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale exist and would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is a part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the investment adviser, Fidelity Management & Research Company (FMR), and the sub-advisers (together, the Investment Advisers) as it relates to the fund, including the backgrounds of the fund's investment personnel, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund.

Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of the Investment Advisers' investment staff, including its size, education, experience, and resources, as well as the Investment Advisers' approach to recruiting, training, managing, and compensating investment personnel. The Board noted that FMR has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and to the support of the senior management team that oversees asset management; (ii) persisting in efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs for global and income-oriented solutions; (iv) continuing to launch dedicated lower cost underlying funds to meet portfolio construction needs related to expanding underlying fund options for Fidelity funds of funds, specifically for the Freedom Fund product lines; (v) rationalizing product lines and gaining increased efficiencies through the mergers of several funds into other funds; (vi) strengthening Fidelity's index fund offerings by reducing investment minimums and adopting or lowering existing expense caps for certain funds and classes; (vii) enhancing Global Asset Allocation product offerings by launching new funds and strategies, including "open architecture" target date funds that utilize affiliated and unaffiliated sub-advisers; (viii) modifying the eligibility criteria for Institutional Class shares of Advisor funds to increase their marketability to a portion of the defined contribution plan market; (ix) creating a new low-cost retirement share class for certain Advisor funds to appeal to large retirement plans; (x) transitioning the management of certain Fidelity commodity funds to Geode Capital Management LLC, a registered commodity pool operator, while retaining administrative responsibilities for the funds; (xi) reorganizing a number of funds; and (xii) taking steps toward establishing a new Fidelity adviser to manage sector-based funds and products.

Annual Report

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

The Board took into account discussions with the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board periodically considers annualized return information for the fund, for different time periods, measured against the securities market index the fund seeks to track and a peer group of mutual funds with similar objectives ("peer group"). The Board also periodically considers the fund's tracking error versus its benchmark index. In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and the Investment Advisers' explanations for any overperformance or underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing classes, where applicable, compared to a fund's benchmark index, over appropriate time periods taking into account relevant factors including the following: general market conditions; the characteristics of the fund's benchmark index; the extent to which statistical sampling is employed; securities lending revenues; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and its benchmark index and peer group for the most recent one-, three-, and five-year periods, as shown below. Returns are shown compared to the 25th percentile (top of box) and 75th percentile (bottom of box) of the peer universe.

VIP Index 500 Portfolio

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the fund's shareholders.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

Competitiveness of Management Fee and Total Expense Ratio. The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group is broader than the Lipper peer group used by the Board for performance comparisons because the Total Mapped Group combines several Lipper investment objective categories while the Lipper peer group does not. The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 0% means that 100% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked, is also included in the chart and considered by the Board. Because the vast majority of competitor funds' management fees do not cover non-management expenses, for a more meaningful comparison of management fees, the fund is compared on the basis of a hypothetical "net management fee," which is derived by subtracting payments made by FMR for "fund-level" non-management expenses (including pricing and bookkeeping fees and fees paid to non-affiliated custodians) from the fund's management fee. In this regard, the Board considered that net management fees can vary from year to year because of differences in "fund-level" non-management expenses, and that "fund-level" non-management expenses may exceed the fund's management fee and result in a negative net management fee. The Board noted, however, that FMR does not pay transfer agent fees or other "class-level" expenses (including 12b-1 fees, if applicable) under the fund's management contract.

VIP Index 500 Portfolio

The Board noted that the fund's hypothetical net management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2012.

Furthermore, the Board considered that it had approved an amended and restated management contract for the fund (effective September 1, 2011) that lowered the fund's management fee from 0.10% to 0.045%. The Board considered that the chart reflects the fund's lower management fee for 2011, as if the lower fee were in effect for the entire year.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Annual Report

Total Expense Ratio. In its review of each class's total expense ratio, the Board considered the fund's hypothetical net management fee as well as the fund's gross management fee. The Board also considered other "fund-level" expenses, such as pricing and bookkeeping fees and custodial, legal, and audit fees. The Board also considered other "class-level" expenses, such as transfer agent fees and fund-paid 12b-1 fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each class ranked below its competitive median for 2012.

The Board also considered that current contractual arrangements for the fund in effect oblige FMR to pay all "class-level" expenses of each class of the fund to the extent necessary to limit total expenses, with certain exceptions, as follows: Initial Class: 0.10%; Service Class: 0.20%; and Service Class 2: 0.35%. These contractual arrangements may not be increased without the approval of the Board and the shareholders of the applicable class.

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of FMR and its affiliates, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients. The Board noted the findings of the 2013 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive in the circumstances.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions. The Board also noted that in 2009, it and the board of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including: (i) fund performance trends and Fidelity's long-term strategies for certain funds; (ii) the potential to further rationalize the Fidelity fund lineup with the possibility of achieving savings for the funds and Fidelity; (iii) the methodology with respect to competitive fund data and peer group classifications; (iv) the arrangements with, and performance of, certain sub-advisers on behalf of the Fidelity funds, as well as certain proposed participating affiliate arrangements; (v) the realization of fall-out benefits in certain Fidelity business units; (vi) Fidelity's group fee structures, including the rationale for the individual fee rates of certain categories of funds and the definition of group assets; (vii) trends regarding industry use of performance fee structures and the performance adjustment methodologies applicable to the Fidelity funds; (viii) additional competitive analysis regarding the total expenses for certain classes; and (ix) fund profitability methodology, including Fidelity's cost allocation methodology, and the impact of certain factors on fund profitability results.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Geode Capital Management, LLC

General Distributor

Fidelity Distributors Corporation
Smithfield, RI

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.
Boston, MA

Fidelity Service Company, Inc.
Boston, MA

Custodian

The Bank of New York Mellon
New York, NY

VIPIDX-ANN-0214
1.540028.116

Item 2. Code of Ethics

As of the end of the period, December 31, 2013, Variable Insurance Products Fund II (the trust) has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its President and Treasurer and its Chief Financial Officer. A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

Item 3. Audit Committee Financial Expert

The Board of Trustees of the trust has determined that Joseph Mauriello is an audit committee financial expert, as defined in Item 3 of Form N-CSR.   Mr. Mauriello is independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services

Fees and Services

The following table presents fees billed by Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu, and their respective affiliates (collectively, "Deloitte Entities") in each of the last two fiscal years for services rendered to Contrafund Portfolio, Disciplined Small Cap Portfolio, Emerging Markets Portfolio and Index 500 Portfolio (the "Funds"):

Services Billed by Deloitte Entities

December 31, 2013 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Contrafund Portfolio	$54,000	$-	$6,100	$3,800

Disciplined Small Cap Portfolio $40,000 $- $6,000 $500

Emerging Markets Portfolio $49,000 $- $6,000 $500

Index 500 Portfolio $45,000 $- $6,000 $1,100

December 31, 2012 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Contrafund Portfolio	$55,000	$-	$5,700	$2,700

Disciplined Small Cap Portfolio $38,000 $- $5,700 $400

Emerging Markets Portfolio $48,000 $- $5,700 $400

Index 500 Portfolio $44,000 $- $5,700 $700

A Amounts may reflect rounding.

The following table presents fees billed by PricewaterhouseCoopers LLP ("PwC") in each of the last two fiscal years for services rendered to Growth Stock Portfolio, International Capital Appreciation Portfolio and Value Leaders Portfolio (the "Funds"):

Services Billed by PwC

December 31, 2013 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

Growth Stock Portfolio	$47,000	$-	$3,100	$1,500
International Capital Appreciation Portfolio	$56,000	$-	$5,200	$1,500
Value Leaders Portfolio	$44,000	$-	$3,100	$1,500

December 31, 2012 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

Growth Stock Portfolio	$43,000	$-	$3,300	$1,500
International Capital Appreciation Portfolio	$48,000	$-	$5,100	$1,500
Value Leaders Portfolio	$43,000	$-	$3,100	$1,500

A Amounts may reflect rounding.

The following table presents fees billed by PwC and Deloitte Entities that were required to be approved by the Audit Committee for services that relate directly to the operations and financial reporting of the Funds and that are rendered on behalf of Fidelity Management & Research Company ("FMR") and entities controlling, controlled by, or under common control with FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Funds ("Fund Service Providers"):

Services Billed by Deloitte Entities

	December 31, 2013A	December 31, 2012A
Audit-Related Fees	$765,000	$910,000
Tax Fees	$-	$-
All Other Fees	$795,000	$955,000

A Amounts may reflect rounding.

Services Billed by PwC

	December 31, 2013A	December 31, 2012A
Audit-Related Fees	$4,920,000	$4,805,000
Tax Fees	$-	$-
All Other Fees	$50,000	$-

A Amounts may reflect rounding.

"Audit-Related Fees" represent fees billed for assurance and related services that are reasonably related to the performance of the fund audit or the review of the fund's financial statements and that are not reported under Audit Fees.

"Tax Fees" represent fees billed for tax compliance, tax advice or tax planning that relate directly to the operations and financial reporting of the fund.

"All Other Fees" represent fees billed for services provided to the fund or Fund Service Provider, a significant portion of which are assurance related, that relate directly to the operations and financial reporting of the fund, excluding those services that are reported under Audit Fees, Audit-Related Fees or Tax Fees.

Assurance services must be performed by an independent public accountant.

* * *

The aggregate non-audit fees billed by PwC and Deloitte Entities for services rendered to the Funds, FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any Fund Service Provider for each of the last two fiscal years of the Funds are as follows:

Billed By	December 31, 2013 A	December 31, 2012 A,B
PwC	$5,535,000	$5,625,000
Deloitte Entities	$1,710,000	$1,920,000

A Amounts may reflect rounding.

B Reflects current period presentation.

The trust's Audit Committee has considered non-audit services that were not pre-approved that were provided by PwC and Deloitte Entities to Fund Service Providers to be compatible with maintaining the independence of PwC and Deloitte Entities in their audits of the Funds, taking into account representations from PwC and Deloitte Entities, in accordance with Public Company Accounting Oversight Board rules, regarding their independence from the Funds and their related entities and FMR's review of the appropriateness and permissibility under applicable law of such non-audit services prior to their provision to the Fund Service Providers.

Audit Committee Pre-Approval Policies and Procedures

The trust's Audit Committee must pre-approve all audit and non-audit services provided by a fund's independent registered public accounting firm relating to the operations or financial reporting of the fund. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee's consideration of non-audit services by the audit firms that audit the Fidelity funds. The policies and procedures require that any non-audit service provided by a fund audit firm to a Fidelity fund and any non-audit service provided by a fund auditor to a Fund Service Provider that relates directly to the operations and financial reporting of a Fidelity fund ("Covered Service") are subject to approval by the Audit Committee before such service is provided.

All Covered Services must be approved in advance of provision of the service either: (i) by formal resolution of the Audit Committee, or (ii) by oral or written approval of the service by the Chair of the Audit Committee (or if the Chair is unavailable, such other member of the Audit Committee as may be designated by the Chair to act in the Chair's absence). The approval contemplated by (ii) above is permitted where the Treasurer determines that action on such an engagement is necessary before the next meeting of the Audit Committee.

Non-audit services provided by a fund audit firm to a Fund Service Provider that do not relate directly to the operations and financial reporting of a Fidelity fund are reported to the Audit Committee on a periodic basis.

Non-Audit Services Approved Pursuant to Rule 2-01(c)(7)(i)(C) and (ii) of Regulation S-X ("De Minimis Exception")

There were no non-audit services approved or required to be approved by the Audit Committee pursuant to the De Minimis Exception during the Funds' last two fiscal years relating to services provided to (i) the Funds or (ii) any Fund Service Provider that relate directly to the operations and financial reporting of the Funds.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Investments

(a) Not applicable.

(b) Not applicable

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9. Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

There were no material changes to the procedures by which shareholders may recommend nominees to the trust's Board of Trustees.

Item 11. Controls and Procedures

(a)(i) The President and Treasurer and the Chief Financial Officer have concluded that the trust's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) provide reasonable assurances that material information relating to the trust is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(a)(ii) There was no change in the trust's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the trust's internal control over financial reporting.

Item 12. Exhibits

(a)	(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.
(a)	(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.
(a)	(3)	Not applicable.
(b)		Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Variable Insurance Products Fund II

By:	/s/Kenneth B. Robins
Kenneth B. Robins
President and Treasurer

Date:	February 21, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Kenneth B. Robins
Kenneth B. Robins
President and Treasurer

Date:	February 21, 2014
By:	/s/Christine Reynolds
Christine Reynolds
Chief Financial Officer

Date:	February 21, 2014